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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2008

Classes A, B, C, I and O

Domestic Equity and Income Funds

■ ING Balanced Fund

■ ING Growth and Income Fund

Domestic Equity Growth Funds

■ ING 130/30 Fundamental Research Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	14

Report of Independent Registered Public Accounting Firm	16

Statements of Assets and Liabilities	17

Statements of Operations	21

Statements of Changes in Net Assets	23

Statement of Cash Flows	26

Financial Highlights	27

Notes to Financial Statements	37

Portfolios of Investments	51

Shareholder Meeting Information	93

Tax Information	97

Director and Officer Information	98

Advisory Contract Approval Discussion	102

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

The first half of the year has been a challenging period for investors. We have seen a variety of industries impacted by an economic uncertainty and market volatility.

Often what happens in these situations is that anxiety clouds sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to "time" buy-and-sell decisions often hinder achieving long-term investment goals. Research bears this out. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the "best" 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the best 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.1 No one knows when those "best" days will occur, but history tells us that, when investing, staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun Mathews,
CEO
ING Funds
June 30, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)  Bloomberg calculations based on performance of the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index") between December 31, 1997 and December 31, 2007.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2008

In our semi-annual report we described how investors, initially hopeful that central bankers could loosen the credit squeeze that had taken hold in the months before, were having second thoughts. Global equities in the form of the Morgan Stanley Capital International ("MSCI") World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) had slumped in November. There followed four consecutive losing months as mutually reinforcing financial dislocation and economic weakness, plus soaring food and energy prices intensified the crisis and drove investors from risk assets. A strong bounce in April presaged a tentative gain in May that was fading fast by the end. In the second half of our fiscal year global equities fell 5.8% (fell 8.95% for the whole fiscal year).

In currencies for the six months through May, the dollar fell 4.7% against the euro (hawkish European Central Bank), 4.1% against the yen (carry trades unwound), but recovered 4.8% against the pound (UK economy on the precipice). Corresponding whole year losses versus the euro and the yen were 13.4% and 13.2%, respectively, and the gain against the pound was 0.1%.

The Federal Reserve Board's first response to the credit crisis had been to reduce its discount rate (the lending rate to banks) by 125 basis points (1.25%) in August through October. It had also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).

But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.

The credit crisis had its roots in the real economy of course, where most statistics remained grim.

In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. In May, one index of house prices recorded its fifteenth straight fall at an accelerating rate, while foreclosures surged. The February through May payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross domestic product ("GDP") growth was reported at a slim 0.9% annualized.

On the inflation front, by early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.

Yet despite headline consumer price index ("CPI") inflation at 4%, there was already no doubt about the intended direction of policy.

On a holiday Monday in January, after Moody's Investors Services Inc. ("Moody's") put the Aaa ratings of mono-line insurers on review, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the "Fed") acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.

Events took a remarkable turn in March when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage backed securities as collateral.

Stock markets globally seemed to take heart from this watershed event and recovered an average of 6% in April. This continued into May with the Fed's early announcement of the expansion of its various liquidity extension programs. But by mid-month the trajectory was turning back down, as the producer price index registered the biggest annual increase since 1991 and oil nudged $130 per barrel. Our fiscal year ended with the University of Michigan consumer confidence index languishing at 1980 levels.

For the six-month period through May 31, 2008, fixed income returns reflected the flight to safety. Treasury Bill yields dropped 122 basis points (1.22%) (fell 274 basis points or 2.74% for the whole fiscal year), while 10-year Note yields actually rose by 8 basis points (0.08%), as inflationary concerns persisted (fell 84 basis points or 0.84% for the whole fiscal year). The Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds returned 1.49% for the second six months and 6.89% for the fiscal year.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) including dividends, fell 4.5% in the second six months (fell 6.7% for the whole fiscal year). In addition to the

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2008

conditions and events described above investors faced dividend cuts by some high-profile names in the financials sector and weighed by that sector, a third consecutive quarter of declining profits. The S&P 500® Index stood 10.5% below its all time high reached on October 9.

Internationally, the MSCI Japan® Index(4) fell 7.3% in the six months through May 31, 2008 (fell 18.4% for the whole fiscal year) as exports faced the threats of a slowing world economy and a sharply higher yen, while household spending stagnated. The MSCI Europe ex UK® Index(5) fell 10.4% in the six months through May 31, 2008 (fell 14.8% for the whole fiscal year) with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992, the European Central Bank was in no mood to reduce interest rates. In the UK, the MSCI UK® Index(6) fell 4.1% in the six months through May 31, 2008 (fell 6.1% for the whole fiscal year). The Bank of England cut rates three times, but by just 0.25% each time because of accelerating inflation. Despite the worst housing downturn since 1992, the UK market did less badly than the rest of Europe due to its 30% weighting in surging materials and energy.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Paul Zemsky, Omar Aguilar, Ph.D., and James B. Kauffmann, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (5.15)% compared to Standard & Poor's 500® Composite Stock Price Index(4) ("S&P 500® Index"), the Lehman Brothers® Aggregate Bond Index(5) ("LBAB") and the Composite Index(6) (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the Lehman Brothers® Aggregate Bond Index), which returned (6.70)%, 6.89% and (1.28)%, respectively, for the same period.

Portfolio Specifics: The reporting period was characterized, overwhelmingly, by difficult markets. The stock market, in particular, suffered a net loss over the year. On the fixed-income side, investors experienced unprecedented stress in the bond markets as risk aversion remained high, liquidity low and many major financial institutions faced dire circumstances. The Fund's asset allocation added value, mainly due to its defensive positions in cash.

The economy has seen slow growth, with fears of a recession. This, coupled with record high oil prices, higher inflation and a weak dollar, has added to the uncertainty surrounding sub-prime-related losses in the financial sector and a weak housing market. The Federal Reserve Board (the "Fed") lowered rates a full 3.25% since the beginning of the reporting period, and a fiscal stimulus leads us to believe that the equity market may rally during the spring and summer. To that end, we raised our equity weighting late in the period.

The equity portion of the Fund underperformed its sub-benchmark, the S&P 500® Index, mainly due to adverse security selection in healthcare, technology and energy stocks. This was partly relieved by an underweight and favorable stock selection in financial stocks.

The contributions to the underperformance by equity and fixed-income portions of the Fund were broadly similar. The fixed-income portion of the Fund underperformed the LBAB Index. Exposure to non-benchmark residential mortgage-backed securities hurt performance the most, as that sector was hit by numerous large liquidations. Corporate exposure, while close to benchmark weight, acted as a detractor as holdings in financials were hurt. Duration and yield curve posture were actively managed throughout the year and helped regain some lost performance.

Current Strategy and Outlook: With gross domestic product ("GDP") growth having fallen to just 0.9% in the first quarter of 2008, the probability of a recession has risen markedly. It is our view that if economic activity contracts, any recession will be short and shallow. Our view is that the Fed may have to struggle to keep core inflation within its comfort zone of 1-2% in coming months because of commodity prices. We believe the market is looking for a bottom.

With this backdrop, we moved to a slight overweight in equity near the end of the period, with an overweight to large-cap stocks. In the current climate, we prefer large-cap domestic stocks over smaller stocks. In our opinion, large-cap valuations are more attractive than those of smaller companies, their balance sheets are stronger and less dependent on bank credit, and they are better positioned to withstand any tightening of bank credit standards. We remain underweight fixed-income.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Federal National Mortgage Association, 5.500%, due 07/15/34	3.0%
ExxonMobil Corp.	2.8%
Chevron Corp.	1.5%
General Electric Co.	1.2%
International Business Machines Corp.	1.1%
Microsoft Corp.	1.1%
ConocoPhillips	1.0%
AT&T, Inc.	1.0%
Hewlett-Packard Co.	0.9%
JPMorgan Chase & Co.	0.9%

*  Excludes short-term investments related to commercial paper and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998		Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	(10.61)%	4.87%	3.27%	—	—		—
Class B(2)	(10.44)%	4.96%	—	2.75%	—		—
Class C(3)	(6.79)%	5.30%	—	—	2.89%		—
Class I	(4.97)%	6.37%	4.13%	—	—		—
Class O	(5.22)%	—	—	—	—		5.23%
Excluding Sales Charge:
Class A	(5.15)%	6.11%	3.88%	—	—		—
Class B	(5.93)%	5.29%	—	2.75%	—		—
Class C	(5.88)%	5.30%	—	—	2.89%		—
Class I	(4.97)%	6.37%	4.13%	—	—		—
Class O	(5.22)%	—	—	—	—		5.23%
S&P 500® Index(4)	(6.70)%	9.77%	4.21%	3.01%	3.83	%(7)	8.57	%(8)
LBAB Index(5)	6.89%	3.83%	5.78%	5.78%	5.74	%(7)	4.30	%(8)
Composite Index (60% S&P 500®/40% Lehman Brothers® Aggregate Bond Index)(6)	(1.28)%	7.48%	5.16%	4.39%	4.91	%(7)	6.96	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Lehman Brothers® Aggregate Bond Index.

(7) Since inception performance for indices is shown from July 1, 1998.

(8) Since inception performance for indices is shown from September 1, 2004.

ING GROWTH AND INCOME FUND

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Fund (the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi*, Portfolio Manager of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (4.69)% compared to the Standard and Poor's 500® Composite Stock Price Index(4) ("S&P 500® Index") which returned (6.70)% for the same period.

Portfolio Specifics: Outperformance was due to favorable sector allocation and stock selection. In particular, underweighting financials was one of the main positive contributors as this sector continued to be plagued by the deteriorating credit crisis and housing downturn. The Fund also benefited from strong stock selection in the healthcare, technology and financial sectors. Weak stock selection within the energy and consumer sectors detracted from results during the period.

The largest contributors to performance included Foster Wheeler Ltd., Deutsche Boerse AG and Visa, Inc. Expectations for margin expansion in 2008 had been lowered after Foster Wheeler Ltd. reported disappointing 2007 fourth-quarter results, due largely to a number of one-time events. Therefore, investor confidence was renewed after the company significantly beat expectations in the first quarter of 2008. The stock was also bolstered by rising oil prices due to its exposure to the oil and gas sector.

The Fund's position in Deutsche Boerse AG, the largest European exchange, surged at the end of last year due to tremendous growth in its equity index options and futures. Finally, the Fund benefited from participation in Visa's successful initial public offering ("IPO") launch in March. We believed the company looked inexpensive compared to MasterCard, Inc. and would benefit from its strong brand name and exposure to international markets, particularly Asia.

The bond guarantor MBIA, Inc. was the worst detractor from results for the period. MBIA, Inc. declined after ratings downgrades of mortgage securities insured by the company raised questions about its own rating and capital adequacy. The Fund no longer holds this position. Our decision to underweight Apple, Inc. hurt relative performance as Apple, Inc. continued to benefit from a number of hit products and hype over upcoming product launches.

Liz Claiborne, Inc. also detracted value as its wholesale business continued to struggle due to weak department store traffic and higher markdowns. Contrary to our expectations, the company's efforts to stabilize its wholesale business — a focus on higher-margin retail concepts such as Juicy Couture and a restructuring program — did not diminish negative sentiment. We exited the position in February.

Current Strategy Outlook: The Fund is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. A few of the top Fund positions are: Royal Dutch Shell PLC, BJ Services Co. and Qualcomm, Inc.

Royal Dutch Shell PLC is a value play within the integrated oil and gas sector that has a cheap valuation and offers an attractive dividend yield. We believe that BJ Services Co., a worldwide provider of pressure pumping and other oilfield services, will benefit from a recovery in the U.S. pressure-pumping market. The company is the number three player in this space and looks cheap relative to its historical value and peers. Finally, Qualcomm, Inc. is a beneficiary of the move in the cellular industry to third-generation technologies that increase capacity and integrate data services on wireless networks. We believe strength in chipsets and handsets will continue to benefit the company going forward.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.4%
Procter & Gamble Co.	2.2%
Johnson & Johnson	2.2%
Microsoft Corp.	2.2%
Google, Inc. - Class A	2.1%
Intel Corp.	2.1%
Merck & Co., Inc.	2.0%
Verizon Communications, Inc.	2.0%
Qualcomm, Inc.	1.9%
Citigroup, Inc.	1.9%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

(*)  Effective December 31, 2007, Scott Lewis is no longer a Portfolio Manager to the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING GROWTH AND INCOME FUND

Average Annual Total Returns for the Periods Ended May 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(10.16)%	9.46%	1.19%	—	—
Class B(2)	(10.19)%	9.69%	—	0.75%	—
Class C(3)	(6.36)%	9.95%	—	—	0.81%
Class I	(4.45)%	11.06%	2.05%	—	—
Excluding Sales Charge:
Class A	(4.69)%	10.78%	1.79%	—	—
Class B	(5.47)%	9.96%	—	0.75%	—
Class C	(5.42)%	9.95%	—	—	0.81%
Class I	(4.45)%	11.06%	2.05%	—	—
S&P 500® Index(4)	(6.70)%	9.77%	4.21%	3.01%	3.83	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Growth and Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for the index is shown from July 1, 1998.

ING 130/30 FUNDAMENTAL RESEARCH FUND

PORTFOLIO MANAGERS' REPORT

ING 130/30 Fundamental Research Fund (the "Fund") seeks long-term capital appreciation. The Fund is managed by Chris Corapi and Michael Pytosh, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (7.97)% compared to Standard & Poor's 500® Composite Stock Price Index(4) ("S&P 500® Index"), which returned (6.70)% for the same period.

Portfolio Specifics: The Fund underperformed its benchmark due largely to weak stock selection in the consumer staples, health care and utilities sectors. Sector allocation had a favorable impact, particularly our decision to underweight consumer discretionary in favor of technology.

The Fund's top performers included the following long positions: Hess Corp., Foster Wheeler Ltd. and Oracle Corp. Within energy, Hess Corp. benefited from higher oil prices coupled with speculation that a large oil discovery had been found off the coast of Brazil.

Foster Wheeler Ltd. reported a disappointing fourth quarter in 2007, prompting analysts to lower expectations for 2008. The company significantly beat those lower expectations in the first quarter of 2008 and investors propelled the stock upwards. The stock was also bolstered by its exposure to the oil and gas sector.

Oracle Corp. has been able to gain significant market share by transforming from a database vendor to a complete infrastructure and applications provider. As customers continue to reduce the number of vendors they work with and simplify their IT management, Oracle Corp. stands to benefit by fulfilling all of their software needs and becoming a sole support provider.

Our long position in MBIA, Inc. detracted the most from performance during this period. The bond guarantor declined after ratings downgrades of mortgage securities insured by the company raised questions about its own rating and capital adequacy. We exited the position in January.

Health Net, Inc. was another long position that detracted value as the whole HMO sector was hurt by higher medical costs. The company also was hurt by a small exposure to auction rate preferred securities. On the short side, our positions in Murphy Oil Corp. and Equitable Resources, Inc. detracted value due to their exposure to oil and gas exploration and production sub-sector, which rose significantly during this period.

Current Strategy and Outlook: On the long side, the Fund owns stocks of companies that we believe have strong competitive positions, robust end markets and effective capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Royal Dutch Shell PLC and Qualcomm, Inc.

We like Royal Dutch Shell PLC as a value play within the integrated oil and gas sector due to its cheap valuation and attractive dividend yield. Qualcomm, Inc. is a beneficiary of the move in the cellular industry to third generation technologies that increase capacity and integrate data services on wireless networks. We believe strength in chipsets and handsets will continue to benefit the company going forward.

On the short side, the majority of our positions are paired investments where we are trying to isolate one or several poor characteristics without taking on an exposure to the industry or sector. Some positions are based upon structurally deficient companies or industries, while several are event-driven. One of our largest pair trades involves a short position in SAP AG and a long position in Oracle Corp. We shorted SAP AG based upon the belief that its valuation will deteriorate as growth prospects slow in its core database software market. On the other hand, we believe Oracle Corp. is attractively positioned and should continue to take market share away from SAP AG with its innovative technology and integrated product offerings.

Another top short position in the Fund is Caterpillar, Inc. We shorted Caterpillar, Inc. as we believe the company is facing a number of headwinds this year, including a slowdown in construction equipment in North America and in some parts of Europe, as well as rising raw materials prices.

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Oil & Gas	12.2%
Banks	8.9%
Software	7.6%
Pharmaceuticals	7.2%
Retail	6.5%
Computers	6.2%
Telecommunications	5.1%
Electric	5.0%
Diversified Financial Services	4.8%
Healthcare-Products	4.7%
Insurance	4.1%
Miscellaneous Manufacturing	4.0%
Industries between 2.7%-3.5%(1)	19.2%
Industries between 1.0%-2.6%(2)	19.0%
Industries less than 1.0%(3)	2.3%
Other Assets and Liabilities-Net*	(16.8)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.

(1)  Includes six industries, which each represents 2.7%-3.5% of net assets.

(2)  Includes thirteen industries, which each represents 1.0%-2.6% of net assets.

(3)  Includes four industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	5.1%
Oracle Corp.	3.3%
Qualcomm, Inc.	2.6%
Intel Corp.	2.6%
Apache Corp.	2.5%
Merck & Co., Inc.	2.5%
Eastman Chemical Co.	2.4%
Johnson & Johnson	2.1%
International Business Machines Corp.	2.1%
Bank of New York Mellon Corp.	2.1%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING 130/30 FUNDAMENTAL RESEARCH FUND

Average Annual Total Returns for the Periods Ended May 31, 2008
	1 Year	Since Inception of Classes A, B, C and I April 28, 2006
Including Sales Charge:
Class A(1)	(13.23)%	(1.19)%
Class B(2)	(13.11)%	(0.66)%
Class C(3)	(9.58)%	0.81%
Class I	(7.81)%	1.91%
Excluding Sales Charge:
Class A	(7.97)%	1.65%
Class B	(8.65)%	0.76%
Class C	(8.69)%	0.81%
Class I	(7.81)%	1.91%
S&P 500® Index(4)	(6.70)%	5.26	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING 130/30 Fundamental Research Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from May 1, 2006.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund's Class A shares, excluding sales charges, provided a total return of (4.72)% compared to the Russell 2000® Index(4), which returned (10.53)% for the same period.

Portfolio Specifics: This fiscal year was a tough time for small-cap stocks, as concerns about the housing market, credit and global growth increased market volatility. Issues surrounding the credit markets had a significant impact in August and then resurfaced in November. Concerns about credit availability affected banks and financial firms and spread into the consumer discretionary sector, including retailers and retail real estate investment trusts ("REITs"). Performance started to turn around in March and was positive in April and May due to the tremendous amount of liquidity infused into the market by the Federal Reserve Board (the "Fed").

The Fund's strong relative performance during the period was mainly driven by positive stock selection within financials, technology and health care. Notable relative outperformance within financials was attributable to strong stock selection in thrifts and mortgage finance and commercial banks. Strong stock selection and an underweighting of communications equipment contributed most to the relative outperformance within technology. Within healthcare, the Fund benefited from strong stock selection among healthcare providers and services, and biotechnology.

The Fund underperformed in the consumer staples and materials sectors. In consumer staples, returns were held back by stock selection within food and staples retailing. Within materials, allocation and stock selection in chemicals and metals and mining detracted most from results.

Ansys, Inc. and Carrizo Oil and Gas, Inc. contributed significantly to performance over the period. Ansys, Inc. develops engineering simulation software products, and its core software business continues to grow nicely. The company exceeded expectations for the last four quarters and raised its outlook each time. Ansys announced the acquisition of Ansoft, Inc. on March 31. We believe that the acquisition should increase Ansys' earnings. On May 29, Ansoft, Inc. reported earnings for its April quarter that exceeded expectations.

Carrizo Oil and Gas, Inc. engages in the exploration and production of natural gas and oil. The company has had a high degree of success in the Barnett Shale area, and is benefiting from the potential of acreage owned in the Marcellus Shale, which the market anticipates will be successful.

Pantry, Inc. and Electronics for Imaging were two of the largest detractors from performance over the period. Pantry, Inc., which operates a convenience store chain in the southeastern United States, reported earnings below expectations, as they had problems with their level of gas margins. The stock took another leg down in April when management unsuccessfully initiated a hedge on gasoline without communicating this change to the Street. We sold out of the Fund's position.

Electronics for Imaging manufactures color digital print controllers and print management solutions. The stock sold off after reporting mixed results for the third quarter of 2007 and a negative pre-announcement for the fourth quarter. The Fund no longer holds a position in this company, as the product cycle that took place during the first half of 2007 is over and we believe that the company lacks catalysts.

Current Outlook and Strategy: We continue to focus on companies with strong balance sheets and cash flow generation capabilities. Compared with the benchmark, the Fund is less exposed to momentum stocks, which typically do not perform as well in a higher volatility market. Within capital goods, we have positioned the Fund away from deeply cyclical companies and increased exposure to technology stocks, as valuations have become more attractive, especially within semiconductors. We have also increased exposure to small-cap banks, as we believe the yield curve environment is becoming increasingly favorable and valuations are depressed. The Fund is underexposed to energy stocks, as valuations have become less attractive.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

iShares Russell 2000 Index Fund	2.5%
Verigy Ltd.	1.2%
Mentor Graphics Corp.	1.1%
Silgan Holdings, Inc.	1.1%
Waste Connections, Inc.	1.1%
Varian, Inc.	1.0%
Vectren Corp.	1.0%
EXCO Resources, Inc.	1.0%
SBA Communications Corp.	1.0%
Websense, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(10.18)%	12.38%	7.65%	—	—
Class B(2)	(9.07)%	12.64%	—	9.67%	—
Class C(3)	(6.13)%	12.89%	—	—	7.55%
Class I	(4.47)%	14.00%	8.56%	—	—
Excluding Sales Charge:
Class A	(4.72)%	13.72%	8.29%	—	—
Class B	(5.41)%	12.89%	—	9.67%	—
Class C	(5.40)%	12.89%	—	—	7.55%
Class I	(4.47)%	14.00%	8.56%	—	—
Russell 2000® Index(4)	(10.53)%	12.47%	6.40%	8.60%	6.43	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the "Fund") seeks to outperform the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"). The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: Since the Fund's inception on March 28, 2008, the Fund's Class I shares, provided a total return of 6.20% compared to the S&P 500® Index, which returned 6.23% for the period from April 1, 2008 through May 31, 2008.

Portfolio Specifics: The Fund provides exposure to large-cap U.S. equities exclusively within ING funds-of-funds. The Fund seeks to outperform the S&P 500® Index by engaging in a global tactical asset allocation overlay strategy. The Fund holds the stocks of the S&P 500® Index at all times and utilizes the overlay strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness. This is accomplished through the use of futures.

Due to the timing of the launch of the Fund, the stocks performed slightly better than the index. Because funding did not reach critical mass until part way into April, we did not begin implementing the overlay strategy until May. For the period, the overlay strategy detracted from results. Within the overlay strategy, long exposure to equities in Spain, Germany and the Netherlands detracted from results, as did short exposure to equity in Japan. Short exposure to European and Australian bonds boosted performance.

Current Strategy and Outlook: With gross domestic product ("GDP") growth having fallen to just 0.9% in the first quarter of 2008, the probability of a recession has risen markedly. It is our view that if economic activity contracts, any recession will be short and shallow. Our view is that the Federal Reserve Board (the "Fed") may have to struggle to keep core inflation within its comfort zone of 1-2% in coming months because of commodity prices. We believe the market is looking for a bottom.

Global Tactical Asset Allocation is a quantitative, model-based technique for allocating assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three factors: macroeconomics, valuation and momentum. The Fund seeks to outperform the S&P 500® Index using this model.

Top Ten Holdings
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	3.6%
General Electric Co.	2.3%
AT&T, Inc.	1.8%
Microsoft Corp.	1.7%
Chevron Corp.	1.6%
Procter & Gamble Co.	1.5%
Johnson & Johnson	1.4%
International Business Machines Corp.	1.4%
Apple, Inc.	1.2%
Cisco Systems, Inc.	1.2%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

PORTFOLIO MANAGERS' REPORT

ING TACTICAL ASSET ALLOCATION FUND

Cumulative Total Returns for the Period Ended May 31, 2008
	Since Inception of Class I March 28, 2008
Class I	6.20%
S&P 500® Index(1)	6.23	%(2)

Based on a $250,000 investment, the graph and table above illustrate the total return of ING Tactical Asset Allocation Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) Since inception performance for index is shown from April 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Balanced Fund	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2008*
Actual Fund Return
Class A	$1,000.00	$961.00	1.23%	$6.03
Class B	1,000.00	957.00	1.98	9.69
Class C	1,000.00	957.40	1.98	9.69
Class I	1,000.00	962.30	0.98	4.81
Class O	1,000.00	960.90	1.23	6.03
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.23%	$6.21
Class B	1,000.00	1,015.10	1.98	9.97
Class C	1,000.00	1,015.10	1.98	9.97
Class I	1,000.00	1,020.10	0.98	4.95
Class O	1,000.00	1,018.85	1.23	6.21

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Growth and Income Fund	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2008*
Actual Fund Return
Class A	$1,000.00	$959.70	1.08%	$5.29
Class B	1,000.00	956.10	1.83	8.95
Class C	1,000.00	955.60	1.83	8.95
Class I	1,000.00	961.00	0.83	4.07
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.08%	$5.45
Class B	1,000.00	1,015.85	1.83	9.22
Class C	1,000.00	1,015.85	1.83	9.22
Class I	1,000.00	1,020.85	0.83	4.19
ING 130/30 Fundamental Research Fund(a)
Actual Fund Return
Class A	$1,000.00	$937.90	1.40%	$6.78
Class B	1,000.00	935.30	2.15	10.40
Class C	1,000.00	934.90	2.15	10.40
Class I	1,000.00	939.50	1.15	5.58
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.40%	$7.06
Class B	1,000.00	1,014.25	2.15	10.83
Class C	1,000.00	1,014.25	2.15	10.83
Class I	1,000.00	1,019.25	1.15	5.81
ING Small Company Fund
Actual Fund Return
Class A	$1,000.00	$999.70	1.43%	$7.15
Class B	1,000.00	996.70	2.18	10.88
Class C	1,000.00	996.50	2.18	10.88
Class I	1,000.00	1,001.10	1.18	5.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.43%	$7.21
Class B	1,000.00	1,014.10	2.18	10.98
Class C	1,000.00	1,014.10	2.18	10.98
Class I	1,000.00	1,019.10	1.18	5.96
ING Tactical Asset Allocation Fund
Actual Fund Return
Class I(b)	$1,000.00	$1,062.00	0.70%	$1.28
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.50	0.70%	$3.54

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.

(a)  Annualized expense ratios of the ING 130/30 Fundamental Research Fund represents net expenses before interest and dividend expense on short positions.

(b)  Commencement of operations was March 28, 2008. Expenses paid reflect the 65 day period ended May 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Balanced Fund, ING Growth and Income Fund, ING 130/30 Fundamental Research Fund, ING Small Company Fund, and ING Tactical Asset Allocation Fund, each a series of ING Series Fund, Inc., as of May 31, 2008, and the related statements of operations and cash flows for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Series Fund, Inc. as of May 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 29, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2008

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
ASSETS:
Investments in securities at value+*	$223,989,290	$370,693,941	$12,311,087
Short-term investments in affiliates at amortized cost	1,725,000	6,800,000	180,000
Short-term investments at amortized cost	30,659,689	17,879,000	113,000
Cash	10,149	7,033	1,608,260
Cash collateral for futures	697,363	43,200	10,800
Foreign currencies at value**	2,053	49,414	2,260
Receivables:
Investment securities sold	2,521,324	3,724,574	111,737
Fund shares sold	53,647	47,313	131
Dividends and interest	916,637	595,143	19,791
Variation margin	43,023	1,396	420
Unrealized appreciation on forward foreign currency contracts	18,339	—	—
Upfront payments made on swap agreements	174,828	—	—
Unrealized appreciation on swap agreements	1,416,945	—	—
Prepaid expenses	38,829	39,708	32,376
Reimbursement due from manager	70,583	236,838	9,386
Total assets	262,337,699	400,117,560	14,399,248
LIABILITIES:
Payable for investment securities purchased	8,636,620	5,521,586	49,359
Payable for fund shares redeemed	408,344	337,537	141
Payable for futures variation margin	18,455	—	—
Payable upon receipt of securities loaned	27,675,000	16,928,000	—
Securities sold short^	—	—	2,180,175
Accrued income on short positions	—	—	5,426
Unrealized depreciation on forward foreign currency contracts	17,690	—	—
Upfront payments received on swap agreements	132,723	—	—
Unrealized depreciation on swap agreements	460,922	—	—
Payable to affiliates	251,948	335,147	10,160
Payable for directors fees	2,809	22,192	419
Other accrued expenses and liabilities	217,086	298,232	21,105
Payable for borrowings against line of credit	—	—	1,597,888
Total liabilities	37,821,597	23,442,694	3,864,673
NET ASSETS	$224,516,102	$376,674,866	$10,534,575
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$239,654,278	$378,266,207	$10,492,287
Undistributed net investment income	1,298,325	1,435,554	16,895
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, written options, and short positions	(26,628,535)	(34,366,726)	(581,834)
Net unrealized appreciation on investments, foreign currency related transactions, futures, swaps, and short positions	10,192,034	31,339,831	607,227
NET ASSETS	$224,516,102	$376,674,866	$10,534,575
+ Including securities loaned at value	$26,990,933	$16,672,357	$—
* Cost of investments in securities	$214,581,707	$339,393,366	$11,521,057
** Cost of foreign currencies	$2,040	$49,407	$2,234
^ Proceeds from short sales	$—	$—	$1,997,129

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2008 (CONTINUED)

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
Class A:
Net Assets	$90,470,540	$324,594,145	$10,402,655
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,552,800	25,475,999	1,032,362
Net asset value and redemption price per share	$11.98	$12.74	$10.08
Maximum offering price per share (5.75%)(1)	$12.71	$13.52	$10.69
Class B:
Net Assets	$36,415,489	$21,210,671	$20,780
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,079,781	1,696,402	2,096
Net asset value and redemption price per share(2)	$11.82	$12.50	$9.92
Maximum offering price per share	$11.82	$12.50	$9.92
Class C:
Net Assets	$40,704,808	$7,408,863	$109,225
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,437,967	594,560	11,037
Net asset value and redemption price per share(2)	$11.84	$12.46	$9.90
Maximum offering price per share	$11.84	$12.46	$9.90
Class I:
Net Assets	$21,089,975	$23,461,187	$1,915
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,762,920	1,834,720	190
Net asset value and redemption price per share	$11.96	$12.79	$10.09
Maximum offering price per share	$11.96	$12.79	$10.09
Class O:
Net Assets	$35,835,290	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	3,008,465	n/a	n/a
Net asset value and redemption price per share	$11.91	n/a	n/a
Maximum offering price per share	$11.91	n/a	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2008

	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value*	$97,843,581	$111,713,479
Short-term investments in affiliates at amortized cost	1,300,000	140,000
Short-term investments at amortized cost	429,000	—
Cash	615	—
Cash collateral for futures	—	7,312,007
Receivables:
Investment securities sold	1,020,553	—
Fund shares sold	180,887	92,356
Dividends and interest	70,537	223,361
Variation margin	—	283,951
Prepaid expenses	28,564	71,705
Total assets	100,873,737	119,836,859
LIABILITIES:
Payable for investment securities purchased	994,158	117,436
Payable for fund shares redeemed	61,351	29,545
Payable for futures variation margin	—	349,269
Payable to affiliates	97,447	62,985
Payable to custodian due to bank overdraft	—	811,671
Payable for directors fees	3,409	1,039
Other accrued expenses and liabilities	75,842	99,218
Total liabilities	1,232,207	1,471,163
NET ASSETS	$99,641,530	$118,365,696
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$95,141,180	$116,676,912
Undistributed net investment income	—	183,572
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	3,665,837	(280,942)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	834,513	1,786,154
NET ASSETS	$99,641,530	$118,365,696
* Cost of investments in securities	$97,009,068	$109,554,760

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2008 (CONTINUED)

	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net Assets	$67,608,025	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	5,085,305	n/a
Net asset value and redemption price per share	$13.29	n/a
Maximum offering price per share (5.75%)(1)	$14.10	n/a
Class B:
Net Assets	$4,662,681	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	364,498	n/a
Net asset value and redemption price per share(2)	$12.79	n/a
Maximum offering price per share	$12.79	n/a
Class C:
Net Assets	$4,093,204	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	322,685	n/a
Net asset value and redemption price per share(2)	$12.68	n/a
Maximum offering price per share	$12.68	n/a
Class I:
Net Assets	$23,277,620	$118,365,696
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,627,480	11,147,848
Net asset value and redemption price per share	$14.30	$10.62
Maximum offering price per share	$14.30	$10.62

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2008

	ING Balanced Fund	ING Growth and Income Fund	ING 130/30 Fundamental Research Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,335,029	$5,742,162	$246,616
Interest	5,303,238	48,090	7,288
Securities lending income	185,295	62,940	—
Total investment income	8,823,562	5,853,192	253,904
EXPENSES:
Investment management fees	1,965,128	1,752,521	87,103
Distribution and service fees:
Class A	266,133	520,033	27,041
Class B	486,188	179,161	201
Class C	463,888	54,113	492
Class O	89,258	—	—
Transfer agent fees	477,230	187,730	2,258
Administrative service fees	209,615	204,551	8,710
Shareholder reporting expense	222,216	370,675	10,325
Registration fees	65,191	53,266	52,999
Professional fees	102,214	145,231	9,075
Custody and accounting expense	73,170	43,838	14,604
Directors fees	14,580	16,046	875
Miscellaneous expense	13,156	10,561	5,378
Dividend expense on short positions	—	—	29,870
Interest expense	—	207	14,143
Total expenses	4,447,967	3,537,933	263,074
Net waived and reimbursed fees	(566,047)	(563,299)	(66,077)
Net expenses	3,881,920	2,974,634	196,997
Net investment income	4,941,642	2,878,558	56,907
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, WRITTEN OPTIONS, AND SHORT POSITIONS:
Net realized gain (loss) on:
Investments	965,606	(2,824,696)	(576,137)
Foreign currency related transactions	(28,888)	(2,500)	631
Futures	828,766	(334,531)	(2,365)
Swaps	(398,651)	—	—
Written options	17,996	71,819	—
Short positions	—	—	250,004
Net realized gain (loss) on investments, foreign currency related transactions,futures, swaps, written options, and short positions	1,384,829	(3,089,908)	(327,867)
Net change in unrealized appreciation or depreciation on:
Investments	(22,213,960)	(12,008,894)	(497,439)
Foreign currency related transactions	354	(4,270)	(91)
Futures	(151,517)	(63,099)	(2,206)
Swaps	964,925	—	—
Written options	—	462	—
Short positions	—	—	(152,958)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, written options, and short positions	(21,400,198)	(12,075,801)	(652,694)
Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, written options, and short positions	(20,015,369)	(15,165,709)	(980,561)
Decrease in net assets resulting from operations	$(15,073,727)	$(12,287,151)	$(923,654)
* Foreign taxes withheld	$2,641	$49,778	$3,029
(1) Dividends from affiliates	$374,141	$346,948	$12,981

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Small Company Fund	ING Tactical Asset Allocation Fund
	Year Ended May 31, 2008	March 28, 2008(1) to May 31, 2008
INVESTMENT INCOME:
Dividends(2)	$1,688,444	$344,882
Interest	15,034	—
Securities lending income	21,696	—
Total investment income	1,725,174	344,882
EXPENSES:
Investment management fees	870,524	66,605
Distribution and service fees:
Class A	168,407	—
Class B	58,512	—
Class C	39,871	—
Transfer agent fees	78,450	74
Administrative service fees	81,932	14,801
Shareholder reporting expense	59,455	5,595
Registration fees	49,636	1,608
Professional fees	32,659	5,036
Custody and accounting expense	22,400	9,432
Directors fees	6,687	1,039
Offering expense	—	15,137
Miscellaneous expense	6,987	1,560
Total expenses	1,475,520	120,887
Net waived and reimbursed fees	(1,852)	(17,450)
Net expenses	1,473,668	103,437
Net investment income	251,506	241,445
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	10,206,539	58,869
Foreign currency related transactions	—	(6,691)
Futures	—	(398,197)
Net realized gain (loss) on investments, foreign currency related transactions, and futures	10,206,539	(346,019)
Net change in unrealized appreciation or depreciation on:
Investments	(16,058,293)	2,158,719
Foreign currency related transactions	—	(150)
Futures	—	(372,415)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(16,058,293)	1,786,154
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and futures	(5,851,754)	1,440,135
Increase (decrease) in net assets resulting from operations	$(5,600,248)	$1,681,580
(1) Commencement of operations
(2) Dividends from affiliates	$106,684	$23,475

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Fund		ING Growth and Income Fund
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
FROM OPERATIONS:
Net investment income	$4,941,642	$4,597,321	$2,878,558	$873,866
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	1,384,829	11,966,936	(3,089,908)	16,445,618
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, swaps, and written options	(21,400,198)	20,783,090	(12,075,801)	2,294,019
Increase (decrease) in net assets resulting from operations	(15,073,727)	37,347,347	(12,287,151)	19,613,503
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,366,953)	(1,819,326)	(1,434,460)	(791,072)
Class B	(694,852)	(444,776)	(32,905)	(74,236)
Class C	(658,514)	(241,583)	(14,097)	(16,302)
Class I	(630,994)	(665,748)	(219,966)	(492,322)
Class O	(778,900)	(502,018)	—	—
Net realized gains:
Class A	(2,772,324)	(700,697)	—	—
Class B	(1,271,922)	(301,452)	—	—
Class C	(1,213,876)	(175,701)	—	—
Class I	(632,793)	(207,591)	—	—
Class O	(945,643)	(191,192)	—	—
Total distributions	(11,966,771)	(5,250,084)	(1,701,428)	(1,373,932)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,501,503	39,136,146	16,547,351	17,543,686
Proceeds from shares issued in merger (Note 14)	—	131,331,064	329,660,752	—
Reinvestment of distributions	9,757,970	4,538,700	1,554,531	1,331,427
	41,259,473	175,005,910	347,762,634	18,875,113
Cost of shares redeemed	(94,225,703)	(99,227,779)	(55,135,782)	(30,846,404)
Net increase (decrease) in net assets resulting from capital share transactions	(52,966,230)	75,778,131	292,626,852	(11,971,291)
Net increase (decrease) in net assets	(80,006,728)	107,875,394	278,638,273	6,268,280
NET ASSETS:
Beginning of year	304,522,830	196,647,436	98,036,593	91,768,313
End of year	$224,516,102	$304,522,830	$376,674,866	$98,036,593
Undistributed net investment income at end of year	$1,298,325	$2,229,881	$1,435,554	$261,179

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING 130/30 Fundamental Research Fund		ING Small Company Fund
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
FROM OPERATIONS:
Net investment income	$56,907	$20,234	$251,506	$77,978
Net realized gain (loss) on investments, foreign currency related transactions, futures, and short positions	(327,867)	46,695	10,206,539	19,711,875
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and short positions	(652,694)	1,673,672	(16,058,293)	(589,180)
Increase (decrease) in net assets resulting from operations	(923,654)	1,740,601	(5,600,248)	19,200,673
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(47,033)	(22,226)	(155,658)	—
Class B	(80)	—	—	—
Class C	(474)	(2)	—	—
Class I	(21)	(4)	(112,561)	—
Net realized gains:
Class A	(222,451)	—	(14,409,215)	(12,918,100)
Class B	(462)	—	(1,301,243)	(1,318,127)
Class C	(1,597)	—	(871,454)	(776,907)
Class I	(61)	—	(5,276,727)	(4,597,044)
Total distributions	(272,179)	(22,232)	(22,126,858)	(19,610,178)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	512,743	235,130	26,094,072	36,413,510
Reinvestment of distributions	10,490	226	20,730,991	19,145,619
	523,233	235,356	46,825,063	55,559,129
Cost of shares redeemed	(244,977)	(21,684)	(36,241,904)	(56,722,622)
Net increase (decrease) in net assets resulting from capital share transactions	278,256	213,672	10,583,159	(1,163,493)
Net increase (decrease) in net assets	(917,577)	1,932,041	(17,143,947)	(1,572,998)
NET ASSETS:
Beginning of year	11,452,152	9,520,111	116,785,477	118,358,475
End of year	$10,534,575	$11,452,152	$99,641,530	$116,785,477
Undistributed net investment income at end of year	$16,895	$6,672	$—	$19,348

See Accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

ING Tactical Asset Allocation Fund
March 28, 2008(1) to May 31, 2008
FROM OPERATIONS:
Net investment income	$241,445
Net realized loss on investments, foreign currency related transactions, and futures	(346,019)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	1,786,154
Increase in net assets resulting from operations	1,681,580
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	119,745,232
Cost of shares redeemed	(3,061,116)
Net increase in net assets resulting from capital share transactions	116,684,116
Net increase in net assets	118,365,696
NET ASSETS:
Beginning of period	—
End of period	$118,365,696
Undistributed net investment income at end of period	$183,572

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS FOR THE YEAR ENDED MAY 31, 2008

ING 130/30 Fundamental Research Fund
INCREASE (DECREASE) IN CASH
Cash Flows From Operating Activities:
Net decrease in net assets from operations	(923,654)
Adjustment to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(24,178,185)
Proceeds from disposition of investment securities	23,575,486
Purchase of short-term investment securities, net	1,235,000
Decrease in deposit with broker for securities sold short	1,903,687
Decrease in investment securities sold receivable	602,791
Decrease in dividends and interest receivable	4,724
Increase in foreign currency balance	(2,260)
Increase in cash collateral for futures	(2,400)
Increase in variation margin receivable	(420)
Increase in prepaid expenses	(7,752)
Decrease in reimbursement due from manager	9,691
Proceeds from securities sold short	8,596,023
Purchases to cover short positions	(8,318,855)
Increase in accrued income on short positions	4,663
Decrease in futures variation margin payable	(164)
Decrease in payable for investment securities purchased	(479,981)
Decrease in payable to affiliates	(618)
Increase in accrued director fees	147
Decrease in other accrued expenses	(2,860)
Decrease in accrued line of credit fee payable	(12,386)
Change in unrealized appreciation or depreciation on investments	497,439
Change in unrealized appreciation or depreciation on short positions	152,958
Realized loss on investments	576,137
Realized gain on short positions	(250,004)
Net cash used for operating activities	2,979,207
Cash Flows From Financing Activities:
Decrease in borrowings under line of credit	(1,402,112)
Distributions to shareholders	(261,689)
Proceeds from capital shares sold	512,612
Disbursements for capital shares repurchased	(244,836)
Net cash flows provided by financing activities	(1,396,025)
Net increase in cash	1,583,182
Cash at beginning of year	25,078
Cash at end of year	$1,608,260

See Accompanying Notes to Financial Statements

ING BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.25	11.83		12.35	11.66	10.84
Income (loss) from investment operations:
Net investment income	$0.28	0.24	*	0.18	0.18	0.13
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(0.95)	1.49		0.30	0.81	0.88
Total from investment operations	$(0.67)	1.73		0.48	0.99	1.01
Less distributions from:
Net investment income	$0.27	0.22		0.17	0.18	0.19
Net realized gains on investments	$0.33	0.09		0.83	0.12	—
Total distributions	$0.60	0.31		1.00	0.30	0.19
Net asset value, end of year	$11.98	13.25		11.83	12.35	11.66
Total Return(1)%	(5.15)	14.89		3.96	8.60	9.38
Ratios and Supplemental Data:
Net assets, end of year (000's)	$90,471	122,023		89,596	67,177	70,237
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.45	1.35		1.40	1.33	1.32
Net expenses after expense waiver(2)%	1.23 †	1.29	†	1.40	1.33	1.32
Net investment income after expense waiver(2)%	2.13 †	1.95	†	1.43	1.48	1.11
Portfolio turnover rate %	253	268		309	289	302
	Class B
	Year Ended May 31,
	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.08	11.68		12.21	11.51	10.75
Income (loss) from investment operations:
Net investment income	$0.17 *	0.14		0.07	0.09 *	0.04
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(0.93)	1.48		0.31	0.80	0.87
Total from investment operations	$(0.76)	1.62		0.38	0.89	0.91
Less distributions from:
Net investment income	$0.17	0.13		0.08	0.07	0.15
Net realized gains on investments	$0.33	0.09		0.83	0.12	—
Total distributions	$0.50	0.22		0.91	0.19	0.15
Net asset value, end of year	$11.82	13.08		11.68	12.21	11.51
Total Return(1)%	(5.93)	14.00		3.19	7.79	8.51
Ratios and Supplemental Data:
Net assets, end of year (000's)	$36,415	61,798		34,224	20,900	13,899
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.20	2.10		2.15	2.08	2.07
Net expenses after expense waiver(2)%	1.98 †	2.04	†	2.15	2.08	2.07
Net investment income after expense waiver(2)%	1.38 †	1.21	†	0.69	0.72	0.35
Portfolio turnover rate %	253	268		309	289	302

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING BALANCED FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.10	11.69		12.22	11.50	10.71
Income (loss) from investment operations:
Net investment income	$0.17 *	0.15	*	0.09 *	0.08	0.04
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(0.93)	1.48		0.29	0.81	0.87
Total from investment operations	$(0.76)	1.63		0.38	0.89	0.91
Less distributions from:
Net investment income	$0.17	0.13		0.08	0.05	0.12
Net realized gains on investments	$0.33	0.09		0.83	0.12	—
Total distributions	$0.50	0.22		0.91	0.17	0.12
Net asset value, end of year	$11.84	13.10		11.69	12.22	11.50
Total Return(1)%	(5.88)	14.03		3.14	7.75	8.59
Ratios and Supplemental Data:
Net assets, end of year (000's)	$40,705	53,801		13,678	4,730	4,270
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.20	2.10		2.15	2.08	2.07
Net expenses after expense waiver(2)%	1.98 †	2.04	†	2.15	2.08	2.07
Net investment income after expense waiver(2)%	1.38 †	1.22	†	0.72	0.73	0.36
Portfolio turnover rate %	253	268		309	289	302
	Class I
	Year Ended May 31,
	2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.24	11.82		12.34	11.67	10.85
Income (loss) from investment operations:
Net investment income	$0.31	0.27	*	0.21	0.21	0.16
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(0.95)	1.50		0.30	0.81	0.87
Total from investment operations	$(0.64)	1.77		0.51	1.02	1.03
Less distributions from:
Net investment income	$0.31	0.26		0.20	0.23	0.21
Net realized gains on investments	$0.33	0.09		0.83	0.12	—
Total distributions	$0.64	0.35		1.03	0.35	0.21
Net asset value, end of year	$11.96	13.24		11.82	12.34	11.67
Total Return(1)%	(4.97)	15.22		4.23	8.85	9.65
Ratios and Supplemental Data:
Net assets, end of year (000's)	$21,090	30,305		35,141	33,380	37,852
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.20	1.10		1.15	1.08	1.07
Net expenses after expense waiver(2)%	0.98 †	1.04	†	1.15	1.08	1.07
Net investment income after expense waiver(2)%	2.38 †	2.18	†	1.67	1.73	1.36
Portfolio turnover rate %	253	268		309	289	302

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING BALANCED FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31,						September 15, 2004(1) to May 31,
	2008		2007		2006		2005
Per Share Operating Performance:
Net asset value, beginning of period	$13.19		11.78		12.31		11.83
Income (loss) from investment operations:
Net investment income	$0.27	*	0.24	*	0.18	*	0.17
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	$(0.94)		1.49		0.29		0.57
Total from investment operations	$(0.67)		1.73		0.47		0.74
Less distributions from:
Net investment income	$0.28		0.23		0.17		0.14
Net realized gains on investments	$0.33		0.09		0.83		0.12
Total distributions	$0.61		0.32		1.00		0.26
Net asset value, end of period	$11.91		13.19		11.78		12.31
Total Return(2)%	(5.22)		14.92		3.94		6.71
Ratios and Supplemental Data:
Net assets, end of period (000's)	$35,835		36,595		24,009		10,379
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.45		1.35		1.40		1.33
Net expenses after expense waiver(3)(4)%	1.23	†	1.29	†	1.40		1.33
Net investment income after expense waiver(3)(4)%	2.14	†	1.96	†	1.45		1.44
Portfolio turnover rate %	253		268		309		289

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.46		11.05		10.15	9.38	8.12
Income (loss) from investment operations:
Net investment income	$0.15	*	0.12		0.19 *	0.17	0.06
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(0.78)		2.46		0.89	0.80	1.22
Total from investment operations	$(0.63)		2.58		1.08	0.97	1.28
Less distributions from:
Net investment income	$0.09		0.17		0.18	0.20	0.02
Total distributions	$0.09		0.17		0.18	0.20	0.02
Net asset value, end of year	$12.74		13.46		11.05	10.15	9.38
Total Return(1)%	(4.69)		23.65		10.76	10.47	15.77
Ratios and Supplemental Data:
Net assets, end of year (000s)	$324,594		58,025		50,656	55,672	58,263
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.34		1.25		1.27	1.24	1.15
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.11	†	1.25	†	1.27	1.24	1.15
Net expenses after expense waiver and brokerage commission recapture(2)%	1.11	†	1.25	†	1.27	1.23	1.15
Net investment income after expense waiver and brokerage commission recapture(2)%	1.18	†	0.98	†	1.84	1.64	0.71
Portfolio turnover rate %	221		181		23	31	213
	Class B
	Year Ended May 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.24		10.87		10.00	9.24	8.03
Income (loss) from investment operations:
Net investment income	$0.05	*	0.02		0.11	0.07	0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(0.77)		2.44		0.87	0.81	1.20
Total from investment operations	$(0.72)		2.46		0.98	0.88	1.21
Less distributions from:
Net investment income	$0.02		0.09		0.11	0.12	—
Total distributions	$0.02		0.09		0.11	0.12	—
Net asset value, end of year	$12.50		13.24		10.87	10.00	9.24
Total Return(1)%	(5.47)		22.76		9.89	9.62	15.07
Ratios and Supplemental Data:
Net assets, end of year (000s)	$21,211		11,837		8,700	7,796	4,192
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	2.09		2.00		2.02	1.99	1.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.90	†	2.00	†	2.02	1.99	1.90
Net expenses after expense waiver and brokerage commission recapture(2)%	1.90	†	2.00	†	2.02	1.98	1.90
Net investment income after expense waiver and brokerage commission recapture(2)%	0.40	†	0.21	†	1.07	0.87	0.20
Portfolio turnover rate %	221		181		23	31	213

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares oustanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING GROWTH AND INCOME FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.20		10.84		9.96	9.20	8.00
Income (loss) from investment operations:
Net investment income (loss)	$0.05	**	0.02		0.12	0.07	(0.00	)*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(0.76)		2.43		0.86	0.80	1.20
Total from investment operations	$(0.71)		2.45		0.98	0.87	1.20
Less distributions from:
Net investment income	$0.03		0.09		0.10	0.11	—
Total distributions	$0.03		0.09		0.10	0.11	—
Net asset value, end of year	$12.46		13.20		10.84	9.96	9.20
Total Return(1)%	(5.42)		22.72		9.93	9.55	15.00
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7,409		2,767		1,925	2,035	1,283
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	2.09		2.00		2.02	1.99	1.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	1.89	†	2.00	†	2.02	1.99	1.90
Net expenses after expense waiver and brokerage commission recapture(2)%	1.89	†	2.00	†	2.02	1.98	1.90
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.39	†	0.21	†	1.07	0.89	(0.02)
Portfolio turnover rate %	221		181		23	31	213
	Class I
	Year Ended May 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$13.50		11.08		10.18	9.42	8.15
Income (loss) from investment operations:
Net investment income	$0.17		0.15	**	0.22 **	0.20	0.10	**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and written options	$(0.77)		2.47		0.89	0.79	1.21
Total from investment operations	$(0.60)		2.62		1.11	0.99	1.31
Less distributions from:
Net investment income	$0.11		0.20		0.21	0.23	0.04
Total distributions	$0.11		0.20		0.21	0.23	0.04
Net asset value, end of year	$12.79		13.50		11.08	10.18	9.42
Total Return(1)%	(4.45)		23.98		11.01	10.72	16.10
Ratios and Supplemental Data:
Net assets, end of year (000s)	$23,461		25,407		30,487	41,923	51,609
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.09		1.00		1.02	0.99	0.90
Net expenses after expense waiver and prior to brokerage commission recapture(2)%	0.95	†	1.00	†	1.02	0.99	0.90
Net expenses after expense waiver and brokerage commission recapture(2)%	0.95	†	1.00	†	1.02	0.98	0.90
Net investment income after expense waiver and brokerage commission recapture(2)%	1.33	†	1.25	†	2.08	1.89	0.95
Portfolio turnover rate %	221		181		23	31	213

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is less than $0.005 or more than $(0.005).

**  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL RESEARCH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended May 31,			April 28, 2006(1) to May 31,
	2008	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.22	9.52		10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.02		0.00 **
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(0.93)	1.70		(0.48)
Total from investment operations	$(0.87)	1.72		(0.48)
Less distribution from:
Net investment income	$0.05	0.02		—
Net realized gains on investments	$0.22	—		—
Total distributions	$0.27	0.02		—
Net asset value, end of period	$10.08	11.22		9.52
Total Return(2)%	(7.97)	18.10		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$10,403	11,440		9,517
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.41	4.78		4.37
Net expenses after expense waiver(3)(4)%	1.80	3.42		3.26
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	1.40 †	1.40	†	1.40
Net investment income after expense waiver(3)(4)%	0.53 †	0.20	†	0.54
Portfolio turnover rate %	188	315		13
	Class B
	Year Ended May 31,			April 28, 2006(1) to May 31,
	2008	2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.12	9.51		10.00
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.06	)*	(0.00)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(0.93)	1.67		(0.49)
Total from investment operations	$(0.95)	1.61		(0.49)
Less distribution from:
Net investment income	$0.03	0.00	**	—
Net realized gains on investments	$0.22	—		—
Total distributions	$0.25	0.00	**	—
Net asset value, end of period	$9.92	11.12		9.51
Total Return(2)%	(8.65)	16.96		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$21	7		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.16	5.53		5.12
Net expenses after expense waiver(3)(4)%	2.55	4.17		4.01
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	2.15 †	2.15	†	2.15
Net investment loss after expense waiver(3)(4)%	(0.12)†	(0.63	)†	(0.21)
Portfolio turnover rate %	188	315		13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average numbers of shares outstanding throughout the period.

**  Amount is less than $0.005 or more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING 130/30 FUNDAMENTAL RESEARCH FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended May 31,				April 28, 2006(1) to May 31,
	2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.13		9.51		10.00
Income (loss) from investment operations:
Net investment loss	$(0.02	)*	(0.05	)*	(0.00)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(0.93)		1.68		(0.49)
Total from investment operations	$(0.95)		1.63		(0.49)
Less distribution from:
Net investment income	$0.06		0.01		—
Net realized gains on investments	$0.22		—		—
Total distributions	$0.28		0.01		—
Net asset value, end of period	$9.90		11.13		9.51
Total Return(2)%	(8.69)		17.12		(4.90)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$109		4		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	3.16		5.53		5.12
Net expenses after expense waiver(3)(4)%	2.55		4.17		4.01
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	2.15	†	2.15	†	2.15
Net investment loss after expense waiver(3)(4)%	(0.32	)†	(0.52	)†	(0.21)
Portfolio turnover rate %	188		315		13
	Class I
	Year Ended May 31,				April 28, 2006(1) to May 31,
	2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$11.24		9.52		10.00
Income (loss) from investment operations:
Net investment income	$0.09	*	0.05		0.01
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, and short positions	$(0.95)		1.71		(0.49)
Total from investment operations	$(0.86)		1.76		(0.48)
Less distribution from:
Net investment income	$0.07		0.04		—
Net realized gains on investments	$0.22		—		—
Total distributions	$0.29		0.04		—
Net asset value, end of period	$10.09		11.24		9.52
Total Return(2)%	(7.81)		18.54		(4.80)
Ratios and Supplemental Data:
Net assets, end of period (000's)	$2		1		1
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	2.16		4.53		4.12
Net expenses after expense waiver(3)(4)%	1.55		3.17		3.01
Net expenses before interest and dividend expense on short positions and after expense waiver(3)(4)%	1.15	†	1.15	†	1.15
Net investment income after expense waiver(3)(4)%	0.85	†	0.47	†	0.79
Portfolio turnover rate %	188		315		13

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage expenses, dividend expense on securities sold short and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average numbers of shares outstanding throughout the period.

**  Amount is more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class A
		Year Ended May 31,
		2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year		$17.92	18.32		16.46	15.13	12.06
Income (loss) from investment operations:
Net investment income (loss)		$0.04	0.01		(0.06)	(0.01)	0.00 **
Net realized and unrealized gain (loss) on investments		$(0.95)	3.05		3.78	1.34	3.07
Total from investment operations		$(0.91)	3.06		3.72	1.33	3.07
Less distributions from:
Net investment income		$0.04	—		—	—	—
Net realized gains on investments		$3.68	3.46		1.86	—	—
Total distributions		$3.72	3.46		1.86	—	—
Net asset value, end of year		$13.29	17.92		18.32	16.46	15.13
Total Return(1)%		(4.72)	18.50		23.51	8.79	25.46
Ratios and Supplemental Data:
Net assets, end of year (000's)		$67,608	77,041		88,642	92,363	123,834
Ratios to average net assets:
Expenses	%	1.43 †	1.36	†	1.40	1.36	1.28
Net investment income (loss)%		0.26 †	0.08	†	(0.34)	(0.07)	(0.03)
Portfolio turnover rate	%	112	83		75	47	123
		Class B
		Year Ended May 31,
		2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year		$17.47	18.06		16.37	15.16	12.17
Income (loss) from investment operations:
Net investment loss		$(0.08)	(0.11	)*	(0.19)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments		$(0.92)	2.98		3.74	1.33	3.08
Total from investment operations		$(1.00)	2.87		3.55	1.21	2.99
Less distributions from:
Net realized gains on investments		$3.68	3.46		1.86	—	—
Total distributions		$3.68	3.46		1.86	—	—
Net asset value, end of year		$12.79	17.47		18.06	16.37	15.16
Total Return(1)%		(5.41)	17.65		22.56	7.98	24.57
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,663	7,275		7,824	6,783	6,234
Ratios to average net assets:
Expenses	%	2.18 †	2.11	†	2.15	2.11	2.03
Net investment loss	%	(0.48)†	(0.66	)†	(1.10)	(0.77)	(0.84)
Portfolio turnover rate	%	112	83		75	47	123

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is less than $0.005.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING SMALL COMPANY FUND (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

		Class C
		Year Ended May 31,
		2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year		$17.35	17.96		16.28	15.08	12.11
Income (loss) from investment operations:
Net investment loss		$(0.08)*	(0.11)		(0.19)	(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments		$(0.91)	2.96		3.73	1.33	3.08
Total from investment operations		$(0.99)	2.85		3.54	1.20	2.97
Less distributions from:
Net realized gains on investments		$3.68	3.46		1.86	—	—
Total distributions		$3.68	3.46		1.86	—	—
Net asset value, end of year		$12.68	17.35		17.96	16.28	15.08
Total Return(1)%		(5.40)	17.64		22.63	7.96	24.53
Ratios and Supplemental Data:
Net assets, end of year (000's)		$4,093	4,317		4,393	3,825	3,855
Ratios to average net assets:
Expenses	%	2.18 †	2.11	†	2.15	2.11	2.03
Net investment loss	%	(0.53)†	(0.66	)†	(1.10)	(0.78)	(0.80)
Portfolio turnover rate	%	112	83		75	47	123
		Class I
		Year Ended May 31,
		2008	2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year		$18.98	19.17		17.11	15.69	12.49
Income (loss) from investment operations:
Net investment income (loss)		$0.09	0.07	*	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments		$(1.01)	3.20		3.94	1.43	3.18
Total from investment operations		$(0.92)	3.27		3.92	1.42	3.22
Less distributions from:
Net investment income		$0.08	—		—	—	0.02
Net realized gains on investments		$3.68	3.46		1.86	—	—
Total distributions		$3.76	3.46		1.86	—	0.02
Net asset value, end of year		$14.30	18.98		19.17	17.11	15.69
Total Return(1)%		(4.47)	18.81		23.80	9.05	25.75
Ratios and Supplemental Data:
Net assets, end of year (000's)		$23,278	28,153		17,500	23,581	155,583
Ratios to average net assets:
Expenses	%	1.18 †	1.12	†	1.15	1.11	1.03
Net investment income (loss)%		0.51 †	0.40	†	(0.08)	(0.01)	0.22
Portfolio turnover rate	%	112	83		75	47	123

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

ING TACTICAL ASSET ALLOCATION FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period.

	Class I
	March 28, 2008(1) to May 31, 2008
Per Share Operating Performance:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	$0.02
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	$0.60
Total from investment operations	$0.62
Net asset value, end of period	$10.62
Total Return(2)%	6.20
Ratios and Supplemental Data:
Net assets, end of period (000s)	$118,366
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.82
Net expenses after expense waiver(3)(4)%	0.70	†
Net investment income after expense waiver(3)(4)%	1.63	†
Portfolio turnover rate %	40

(1)  Commencement of operations

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are sixteen active separate investment series which comprise the Company. The five series (each, a "Fund"; collectively, the "Funds") that are in this report are: ING Balanced Fund ("Balanced"), ING Growth and Income Fund ("Growth and Income"), ING 130/30 Fundamental Research Fund ("130/30 Fundamental Research"), ING Small Company Fund ("Small Company"), and ING Tactical Asset Allocation Fund ("Tactical Asset Allocation").

Each Fund, except Tactical Asset Allocation, offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced also offers Class O. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the Sub-Adviser to each Fund. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. 130/30 Fundamental Research and Small Company pay dividends annually. Balanced and Growth and Income pay dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Short Sales. 130/30 Fundamental Research engages in short sales (selling securities it does not own) as a part of its normal investment activities. These short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, The Bank of New York Mellon Corporation. The collateral required is determined daily by reference to the market value of the short positions. The short stock rebate presented in the Statements of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. Margin interest is the income earned (or expense incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received from the short sales. The Fund is subject to risk of loss if the broker were to fail to perform its obligation under contractual terms. Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Fund.

J.  Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.  Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.  Swap Contracts. Certain Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap, if any, are recognized by marking-to-market the value of the swap and is recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset or liability on the Statements of Assets or Liabilities. Periodic payments made and/or received are recorded as a realized gain or loss on the Statements of Operations. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument.

M.  Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

N.  When-Issued and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

O.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

P.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income and Tactical Asset Allocation may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

Q.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$324,250,185	$358,496,733
Growth and Income	537,010,906	551,822,807
130/30 Fundamental Research	24,178,185	23,575,486
Small Company	112,574,645	123,794,244
Tactical Asset Allocation	140,937,590	31,441,698

U.S government securities not included above were as follows:

	Purchases	Sales
Balanced	$328,482,831	$349,182,641

For 130/30 Fundamental Research, short sales and purchases to cover were $8,596,023 and $8,318,855, respectively.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for 130/30 Fundamental Research — 0.800% on first $500 million, 0.750% on next $500 million and 0.700% in excess of $1 billion; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.45% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Balanced, Growth and Income, 130/30 Fundamental Research, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

The Investment Adviser has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds except, 130/30 Fundamental Research and Tactical Asset Allocation that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended May 31, 2008, ILIAC received $294,626 and $296,773 from Class A and Class I, respectively, for its services.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2008, Balanced and Growth and Income waived $6,158 and $5,742 of such management fees, respectively. 130/30 Fundamental Research, Small Company, and Tactical Asset Allocation waived $237, $1,852, and $652 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	N/A
130/30 Fundamental Research	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the year ended May 31, 2008, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Balanced	$6,031	N/A
Growth and Income	9,476	N/A
130/30 Fundamental Research	1,391	N/A
Small Company	8,550	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Balanced	$1,061	$228
Growth and Income	1	789
130/30 Fundamental Research	148	—
Small Company	—	4,771

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Balanced	$143,563	$15,329	$93,056	$—	$251,948
Growth and Income	216,899	25,427	92,821	—	335,147
130/30 Fundamental Research	7,131	714	2,315	—	10,160
Small Company	69,730	6,574	21,143	—	97,447
Tactical Asset Allocation	45,334	10,130	—	7,521	62,985

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — 130/30 Fundamental Research (95.63)% and Small Company (7.70)%.

ING National Trust — Balanced (7.56)%; Growth and Income (8.45)%; and Small Company (33.59)%.

ING Strategic Allocation Growth Fund — Tactical Asset Allocation (9.17%).

ING Strategic Allocation Moderate Fund — Tactical Asset Allocation (10.59%).

ING VP Strategic Allocation Conservative Portfolio — Tactical Asset Allocation (10.88%).

ING VP Strategic Allocation Growth Portfolio — Tactical Asset Allocation (30.47%).

ING VP Strategic Allocation Moderate Portfolio — Tactical Asset Allocation (31.06%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2008, Tactical Asset Allocation had the following expense included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Fund	Accrued Expense	Amount
Tactical Asset Allocation	Offering	$77,281

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Balanced	1.23%	1.98%	1.98%	0.98%	1.23%
Growth and Income(1)	1.08%	1.83%	1.83%	0.83%	N/A
130/30 Fundamental Research	1.40%	2.15%	2.15%	1.15%	N/A
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A

(1) Effective November 10, 2007, Growth and Income acquired ING Magna Cap Fund and an expense limitation agreement was implemented. Prior to this date, there were no expense limits for the Fund.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

As of May 31, 2008, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2009	2010	2011	Total
Balanced	$—	$160,508	$559,889	$720,397
Growth and Income	—	—	557,557	557,557
130/30 Fundamental Research	8,895	138,175	65,840	212,910
Tactical Asset Allocation	—	—	16,798	16,798

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. In addition, 130/30 Fundamental Research may use proceeds from the line of credit to purchase securities held as part of its normal investment operations. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee.

Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance.

The following Funds utilized the line of credit during the year ended May 31, 2008:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
130/30 Fundamental Research	29	$3,000,000	5.95%
Growth and Income	3	540,000	4.68%

NOTE 10 — OPTIONS WRITTEN

Transactions in written options for Balanced during the year ended May 31, 2008 were as follows:

	Contracts	# of Premium
Balance at 05/31/07	—	$—
Options Written	138	27,255
Options Terminated in Closing Purchase Transactions	(138)	(27,255)
Balance at 05/31/08	—	$—

Transactions in written options for Growth and Income during the year ended May 31, 2008 were as follows:

	Contracts	# of Premium
Balance at 05/31/07	7,900	$18,673
Options Written	26,900	86,374
Options Terminated in Closing Purchase Transactions	(23,700)	(80,444)
Options Expirations	(11,100)	(24,603)
Balance at 05/31/08	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
Balanced (Number of Shares)
Shares sold	1,102,543	1,012,157	184,942	321,362	187,971	101,801
Proceeds from shares issued in merger	—	3,965,830	—	2,978,931	—	3,966,745
Reinvestment of distributions	337,582	177,557	128,032	49,313	85,795	21,391
Shares redeemed	(3,094,478)	(3,519,821)	(1,957,883)	(1,555,654)	(942,318)	(1,153,203)
Net increase (decrease) in shares outstanding	(1,654,353)	1,635,723	(1,644,909)	1,793,952	(668,552)	2,936,734
Balanced ($)
Shares sold	$13,772,161	$12,559,590	$2,277,142	$3,911,300	$2,291,173	$1,256,348
Proceeds from shares issued in merger	—	48,007,196	—	35,701,302	—	47,622,566
Reinvestment of distributions	4,208,489	2,156,086	1,575,943	595,971	1,057,399	260,790
Shares redeemed	(38,613,226)	(43,760,268)	(24,072,597)	(19,161,749)	(11,650,128)	(14,218,636)
Net increase (decrease)	$(20,632,576)	$18,962,604	$(20,219,512)	$21,046,824	$(8,301,556)	$34,921,068

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class O
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
Balanced (Number of Shares)
Shares sold	88,105	172,279	976,997	1,567,032
Reinvestment of distributions	100,086	71,552	134,782	54,929
Shares redeemed	(714,258)	(926,952)	(878,616)	(884,926)
Net increase (decrease) in shares outstanding	(526,067)	(683,121)	233,163	737,035
Balanced ($)
Shares sold	$1,090,540	$2,104,081	$12,070,487	$19,304,827
Reinvestment of distributions	1,246,806	863,451	1,669,333	662,402
Shares redeemed	(9,032,284)	(11,245,361)	(10,857,468)	(10,841,765)
Net increase (decrease)	$(6,694,938)	$(8,277,829)	$2,882,352	$9,125,464
	Class A		Class B
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
Growth and Income (Number of Shares)
Shares sold	825,336	751,435	149,467	302,049
Proceeds from shares issued in merger	23,277,305	—	1,312,630	—
Reinvestment of distributions	98,486	66,890	1,972	5,231
Shares redeemed	(3,036,446)	(1,093,017)	(661,836)	(213,536)
Net increase (decrease) in shares outstanding	21,164,681	(274,692)	802,233	93,744
Growth and Income ($)
Shares sold	$10,609,755	$9,152,418	$1,909,551	$3,587,945
Proceeds from shares issued in merger	303,960,400	—	16,861,360	—
Reinvestment of distributions	1,301,299	776,637	25,570	59,704
Shares redeemed	(38,262,613)	(13,252,560)	(8,250,798)	(2,568,015)
Net increase (decrease)	$277,608,841	$(3,323,505)	$10,545,683	$1,079,634
	Class C		Class I
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
Growth and Income (Number of Shares)
Shares sold	77,992	96,870	243,767	308,763
Proceeds from shares issued in merger	418,514	—	265,711	—
Reinvestment of distributions	874	971	16,236	41,869
Shares redeemed	(112,377)	(65,912)	(573,671)	(1,219,858)
Net increase (decrease) in shares outstanding	385,003	31,929	(47,957)	(869,226)
Growth and Income ($)
Shares sold	$990,511	$1,154,536	$3,037,534	$3,648,787
Proceeds from shares issued in merger	5,359,953	—	3,479,039	—
Reinvestment of distributions	11,268	11,039	216,394	484,047
Shares redeemed	(1,381,846)	(798,616)	(7,240,525)	(14,227,213)
Net increase (decrease)	$4,979,886	$366,959	$(507,558)	$(10,094,379)

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
130/30 Fundamental Research (Number of Shares)
Shares sold	32,249	22,012	4,040	500
Reinvestment of distributions	747	22	49	—
Shares redeemed	(20,670)	(1,999)	(2,594)	—
Net increase in shares outstanding	12,326	20,035	1,495	500
130/30 Fundamental Research ($)
Shares sold	$356,646	$225,667	$41,854	$5,442
Reinvestment of distributions	7,977	226	517	—
Shares redeemed	(215,981)	(20,643)	(25,423)	—
Net increase	$148,642	$205,250	$16,948	$5,442
	Class C		Class I
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
130/30 Fundamental Research (Number of Shares)
Shares sold	10,734	394	183	1
Reinvestment of distributions	185	—	5	—
Shares redeemed	(276)	(101)	(100)	—
Net increase in shares outstanding	10,643	293	88	1
130/30 Fundamental Research ($)
Shares sold	$112,272	$4,011	$1,971	$10
Reinvestment of distributions	1,943	—	53	—
Shares redeemed	(2,538)	(1,041)	(1,035)	—
Net increase	$111,677	$2,970	$989	$10
	Class A		Class B
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
Small Company (Number of Shares)
Shares sold	1,539,339	1,325,109	46,285	30,354
Reinvestment of distributions	1,033,563	774,025	92,737	78,610
Shares redeemed	(1,785,725)	(2,640,667)	(190,875)	(125,732)
Net increase (decrease) in shares outstanding	787,177	(541,533)	(51,853)	(16,768)
Small Company ($)
Shares sold	$21,296,914	$23,371,655	$643,029	$528,069
Reinvestment of distributions	13,498,316	12,655,302	1,168,576	1,256,878
Shares redeemed	(26,245,723)	(47,302,309)	(2,679,516)	(2,165,494)
Net increase (decrease)	$8,549,507	$(11,275,352)	$(867,911)	$(380,547)
	Class C		Class I
	Year Ended May 31, 2008	Year Ended May 31, 2007	Year Ended May 31, 2008	Year Ended May 31, 2007
Small Company (Number of Shares)
Shares sold	142,632	45,160	149,390	625,359
Reinvestment of distributions	55,152	40,914	383,086	265,108
Shares redeemed	(123,889)	(81,882)	(387,937)	(320,521)
Net increase in shares outstanding	73,895	4,192	144,539	569,946
Small Company ($)
Shares sold	$1,829,452	$761,398	$2,324,677	$11,752,388
Reinvestment of distributions	689,403	649,724	5,374,696	4,583,715
Shares redeemed	(1,605,548)	(1,392,575)	(5,711,117)	(5,862,244)
Net increase	$913,307	$18,547	$1,988,256	$10,473,859

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

Class I
March 28, 2008(1) to May 31, 2008
Tactical Asset Allocation (Number of Shares)
Shares sold	11,439,567
Shares redeemed	(291,719)
Net increase in shares outstanding	11,147,848
Tactical Asset Allocation ($)
Shares sold	$119,745,232
Shares redeemed	(3,061,116)
Net increase	$116,684,116

(1) Commencement of operations

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Fund currently limit investment in illiquid securities to 15% of its net assets. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Alpine III, 3.270%, due 08/16/14	36,000	10/17/05	$36,063	$36,106	0.0%
	Alpine III, 3.670%, due 08/16/14	36,000	10/17/05	36,063	36,127	0.0%
	Alpine III, 5.470%, due 08/16/14	55,000	10/17/05	55,097	55,414	0.0%
	Alpine III, 8.720%, due 08/16/14	95,000	08/17/04	95,633	97,175	0.0%
	Dayton Superior Corp.	400	12/04/05	7,446	4	0.0%
	Hudson Mezzanine Funding, 3.340%, due 06/12/42	250,000	12/21/06	249,807	625	0.0%
	North Atlantic Trading Co.	1,209	12/04/05	12	1	0.0%
				$480,121	$225,452	0.0%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2008, the Funds had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
Balanced	$26,990,993	$27,675,000
Growth and Income	16,672,357	16,928,000

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 14 — REORGANIZATIONS

On November 11, 2007, Growth and Income, as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of ING MagnaCap Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Fund Unrealized Appreciation (000's)	Conversion Ratio
Growth and Income	ING MagnaCap Fund	$329,661	$92,883	$16,141	$29,405	0.95

The net assets of Growth and Income after the acquisition were approximately $422,543,617.

On October 7, 2006, Balanced as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of the ING Convertible Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 — Capital Share Transactions. Net assets as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Fund Unrealized Appreciation (000's)	Conversion Ratio
Balanced	ING Convertible Fund	$131,331	$192,198	$51,495	—	1.70

The net assets of Balanced after the acquisition were approximately $323,528,789.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$(742,985)	$742,985
Growth and Income	(77,515,154)	(2,755)	77,517,909
130/30 Fundamental Research	—	924	(924)
Small Company	—	(2,635)	2,635
Tactical Asset Allocation	(7,204)	(57,873)	65,077

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$5,877,505	$6,089,266	$3,938,706	$1,311,378
Growth and Income	1,701,428	—	1,373,932	—
130/30 Fundamental Research	84,871	187,308	22,232	—
Small Company	3,813,082	18,313,776	1,755,364	17,854,814

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

realized capital gains for federal income tax purposes as of May 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$2,263,944	$—	$6,323,642	$(2,253,850)	$(69,452)	$(8,148,212)	2009
						(5,935,593)	2010
						(7,318,655)	2012
						$(21,402,460)*
Growth and Income	1,435,554	—	28,705,339	(5,620,201)	—	$(17,370,531)	2009
						(4,170,663)	2010
						(4,170,663)	2011
						(400,176)	2013
						$(26,112,033)*
130/30 Fundamental Research	16,895	—	523,946	(498,553)	—	—	—
Small Company	—	3,743,809	756,541	—	—	—	—
Tactical Asset Allocation	183,572	—	1,789,291	—	—	(284,079)	2016

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 16 — CONCENTRATION OF INVESTMENT RISK

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, management identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2008 (CONTINUED)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS No. 157 will not impact the manner for which the Funds' investments are valued but will result in expanded financial statement disclosure.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 18 — SUBSEQUENT EVENTS

Effective June 4, 2008, Class O shares of Small Company have commenced operations.

Dividends: Subsequent to May 31, 2008, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Balanced
Class A	NII	$0.1087	July 3, 2008	June 30, 2008
Class B	NII	0.0578	July 3, 2008	June 30, 2008
Class C	NII	0.0634	July 3, 2008	June 30, 2008
Class I	NII	0.1246	July 3, 2008	June 30, 2008
Class O	NII	0.1099	July 3, 2008	June 30, 2008
Growth and Income
Class A	NII	$0.0657	July 3, 2008	June 30, 2008
Class B	NII	0.0153	July 3, 2008	June 30, 2008
Class C	NII	0.0202	July 3, 2008	June 30, 2008
Class I	NII	0.0813	July 3, 2008	June 30, 2008
Tactical Asset Allocation
Class I	NII	$0.0340	July 3, 2008	June 30, 2008

NII — Net investment income

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008

Shares			Value
COMMON STOCK: 65.0%
		Advertising: 0.3%
500	@	Getty Images, Inc.	$16,740
8,200	@,L	Interpublic Group of Cos., Inc.	81,754
80	@,L	inVentiv Health, Inc.	2,616
12,800		Omnicom Group	627,328
			728,438
		Aerospace/Defense: 2.4%
200	@,L	Alliant Techsystems, Inc.	21,712
800	@	BE Aerospace, Inc.	27,960
14,900		Boeing Co.	1,233,273
390	L	Cubic Corp.	9,859
290	L	Curtiss-Wright Corp.	14,938
250		DRS Technologies, Inc.	19,695
560	@	Esterline Technologies Corp.	34,681
3,800		Goodrich Corp.	246,278
7,100		L-3 Communications Holdings, Inc.	762,469
9,300		Lockheed Martin Corp.	1,017,792
80	@,L	Moog, Inc.	3,627
12,400		Northrop Grumman Corp.	935,704
580	@	Orbital Sciences Corp.	15,057
740	@,L	Teledyne Technologies, Inc.	41,203
13,700		United Technologies Corp.	973,248
			5,357,496
		Agriculture: 1.1%
1,210	@,L	Alliance One International, Inc.	7,272
22,600		Altria Group, Inc.	503,076
320	L	Andersons, Inc.	13,555
5,300		Archer-Daniels-Midland Co.	210,410
1,209	I,X	North Atlantic Trading Co.	1
22,600	@	Philip Morris International, Inc.	1,190,116
10,900		Reynolds American, Inc.	598,628
550	L	Universal Corp.	27,286
			2,550,344
		Airlines: 0.3%
1,657	L	Skywest, Inc.	25,617
43,500	L	Southwest Airlines Co.	568,110
			593,727
		Apparel: 0.7%
620	@,L	CROCS, Inc.	6,330
220	@,L	Deckers Outdoor Corp.	30,078
1,680	@,L	Iconix Brand Group, Inc.	24,360
200	@,L	Maidenform Brands, Inc.	3,008
12,500		Nike, Inc.	854,625
180	L	Oxford Industries, Inc.	4,921
400	@,L	Perry Ellis International, Inc.	10,904
990	@,L	Skechers USA, Inc.	23,810
6,300		VF Corp.	476,910
380	@,L	Volcom, Inc.	9,625
950	@,L	Warnaco Group, Inc.	45,781
1,030	L	Wolverine World Wide, Inc.	29,571
			1,519,923
		Auto Manufacturers: 0.0%
1,100		Oshkosh Truck Corp.	44,451
1,840	L	Wabash National Corp.	15,787
			60,238

Shares			Value
		Auto Parts & Equipment: 0.5%
300	L	ArvinMeritor, Inc.	$4,491
2,050		BorgWarner, Inc.	106,006
8,800	@	Goodyear Tire & Rubber Co.	223,608
24,300		Johnson Controls, Inc.	827,658
1,350	@,L	Lear Corp.	34,763
1,100	L	Superior Industries International	22,616
			1,219,142
		Banks: 2.6%
2,260		Bank Mutual Corp.	25,063
29,200		Bank of America Corp.	993,092
800		Bank of Hawaii Corp.	43,280
18,100		Bank of New York Mellon Corp.	805,993
13,800	L	BB&T Corp.	434,286
380	L	Boston Private Financial Holdings, Inc.	3,203
6,400	L	Capital One Financial Corp.	307,968
1,680	L	Cascade Bancorp.	14,734
2,300	L	Cathay General Bancorp.	35,374
1,260	L	Central Pacific Financial Corp.	18,799
480	L	Community Bank System, Inc.	11,582
500	L	Corus Bankshares, Inc.	2,875
1,051	L	East-West Bancorp., Inc.	13,915
13,200		Fifth Third Bancorp.	246,840
1,400	L	First Midwest Bancorp., Inc.	36,540
1,100		FirstMerit Corp.	22,231
294	L	Frontier Financial Corp.	4,322
1,180	L	Glacier Bancorp., Inc.	24,473
1,400	L	Hanmi Financial Corp.	8,960
8,649		Marshall & Ilsley Corp.	201,003
280	L	Nara Bancorp., Inc.	3,562
1,860	L	National Penn Bancshares, Inc.	31,843
3,490		Northern Trust Corp.	265,240
250	L	PacWest Bancorp	5,270
620	L	Prosperity Bancshares, Inc.	19,803
1,300	L	Provident Bankshares Corp.	12,428
39,450		Regions Financial Corp.	702,999
260	@,L	Signature Bank	7,420
5,900		State Street Corp.	424,918
480		Sterling Bancorp.	7,042
880	L	Sterling Financial Corp.	7,814
200	L	Susquehanna Bancshares, Inc.	3,850
300	@,L	SVB Financial Group	15,375
1,400	L	Trustco Bank Corp.	12,264
2,140	L	UCBH Holdings, Inc.	10,443
100		UMB Financial Corp.	5,217
280	L	United Community Banks, Inc.	2,929
6,475		Wachovia Corp.	154,105
2,450		Webster Financial Corp.	63,627
12,600	L	Wells Fargo & Co.	347,382
480	L	Whitney Holding Corp.	10,906
2,150	L	Wilmington Trust Corp.	70,821
760	L	Wintrust Financial Corp.	23,697
10,200	L	Zions Bancorp.	439,518
			5,903,006
		Beverages: 0.7%
100	@,L	Boston Beer Co., Inc.	3,978
10,300		Coca-Cola Co.	589,778
18,500	@,L	Constellation Brands, Inc.	394,420
200	@,L	Green Mountain Coffee Roasters, Inc.	8,632

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Beverages (continued)
650	@,L	Hansen Natural Corp.	$20,306
13,700		Pepsi Bottling Group, Inc.	444,154
2,950		PepsiAmericas, Inc.	71,892
1,000		PepsiCo, Inc.	68,300
			1,601,460
		Biotechnology: 0.9%
750	@,L	Affymetrix, Inc.	9,045
19,600	@,L	Amgen, Inc.	862,988
5,000	@,L	Biogen Idec, Inc.	313,750
3,500	@,L	Celgene Corp.	213,010
100	@	Charles River Laboratories International, Inc.	6,428
740	@,L	Enzo Biochem, Inc.	7,274
6,600	@,L	Gilead Sciences, Inc.	365,112
1,500	@,L	Invitrogen Corp.	68,940
440	@,L	Martek Biosciences Corp.	16,614
600	@	PDL BioPharma, Inc.	6,150
840	@,L	Regeneron Pharmaceuticals, Inc.	16,716
180	@,L	Savient Pharmaceuticals, Inc.	4,795
1,350	@,L	Vertex Pharmaceuticals, Inc.	38,651
			1,929,473
		Building Materials: 0.1%
840	L	Apogee Enterprises, Inc.	19,942
660	@,L	Drew Industries, Inc.	14,507
1,767	L	Gibraltar Industries, Inc.	28,502
720		Lennox International, Inc.	23,198
920	@,L	NCI Building Systems, Inc.	28,741
553	@	Quanex Building Products Corp.	9,733
300	L	Simpson Manufacturing Co., Inc.	7,914
100	L	Texas Industries, Inc.	7,290
2,000		Trane, Inc.	92,840
300		Universal Forest Products, Inc.	10,179
			242,846
		Chemicals: 2.0%
1,000	L	Air Products & Chemicals, Inc.	101,920
1,250		Airgas, Inc.	73,963
200		Albemarle Corp.	8,894
600		Cabot Corp.	19,224
500		CF Industries Holdings, Inc.	68,450
1,000		Cytec Industries, Inc.	63,160
16,500		Dow Chemical Co.	666,600
21,800		EI Du Pont de Nemours & Co.	1,044,438
100		FMC Corp.	7,398
720	L	HB Fuller Co.	17,906
10,800		Hercules, Inc.	222,804
2,000		International Flavors & Fragrances, Inc.	83,920
1,350		Lubrizol Corp.	75,735
600		Minerals Technologies, Inc.	41,766
5,600		Monsanto Co.	713,440
300		NewMarket Corp.	23,481
1,850	L	Olin Corp.	41,625
400	@,L	OM Group, Inc.	17,392
840	@,L	PolyOne Corp.	6,502
7,200		PPG Industries, Inc.	453,816
655	L	Quaker Chemical Corp.	20,940
1,200	L	Rohm & Haas Co.	64,776
1,000	L	RPM International, Inc.	24,530
700	L	Schulman A, Inc.	15,813
8,900		Sigma-Aldrich Corp.	522,964
850	L	Terra Industries, Inc.	37,086

Shares			Value
840	L	Tronox, Inc.	$2,780
350	L	Valspar Corp.	7,896
280		Zep, Inc.	4,598
			4,453,817
		Coal: 0.1%
1,250		Arch Coal, Inc.	81,138
1,200	L	Massey Energy Co.	77,544
280	@,L	Patriot Coal Corp.	30,276
			188,958
		Commercial Services: 0.8%
380		Administaff, Inc.	10,610
1,150	@,L	Alliance Data Systems Corp.	69,046
480	@	AMN Healthcare Services, Inc.	8,357
2,600	@	Apollo Group, Inc. - Class A	124,254
560	L	Arbitron, Inc.	27,922
180	@,L	Bankrate, Inc.	9,090
1,360	L	Bowne & Co., Inc.	20,903
1,150	@,L	Career Education Corp.	21,034
380	L	CDI Corp.	10,830
260	L	Chemed Corp.	9,417
750	@,L	ChoicePoint, Inc.	36,510
100	@,L	Consolidated Graphics, Inc.	5,493
400		Corporate Executive Board Co.	18,068
500	@,L	Cross Country Healthcare, Inc.	7,735
550		DeVry, Inc.	31,378
750	@,L	Gartner, Inc.	16,343
300		Global Payments, Inc.	14,166
900	@	Healthspring, Inc.	16,722
420	L	Heidrick & Struggles International, Inc.	12,033
840	@	Hillenbrand, Inc.	18,606
600	@,L	ITT Educational Services, Inc.	43,578
100	@,L	Kendle International, Inc.	3,779
1,900	@	Korn/Ferry International	31,920
460	@,L	Live Nation, Inc.	6,969
1,250		Manpower, Inc.	78,750
740	L	MAXIMUS, Inc.	27,210
4,100	L	Moody's Corp.	152,028
1,350	@,L	MPS Group, Inc.	15,498
500	@,L	Navigant Consulting, Inc.	10,075
1,280	@,L	On Assignment, Inc.	10,675
160	@,L	Parexel International Corp.	3,934
750		Pharmaceutical Product Development, Inc.	33,158
200	@,L	Pharmanet Development Group	3,376
180	@,L	Pre-Paid Legal Services, Inc.	7,558
1,000	@,L	Quanta Services, Inc.	32,040
1,150	@,L	Rent-A-Center, Inc.	24,127
3,800		Robert Half International, Inc.	93,404
1,950	L	Rollins, Inc.	31,025
14,600	L	RR Donnelley & Sons Co.	479,318
2,500	L	Service Corp. International	26,750
450		Sotheby's	12,069
200	L	Strayer Education, Inc.	39,980
1,060	@,L	TrueBlue, Inc.	15,434
250	@,L	United Rentals, Inc.	5,148
1,850	@,L	Valassis Communications, Inc.	29,397
485	@,L	Volt Information Sciences, Inc.	7,256
630	L	Watson Wyatt Worldwide, Inc.	36,899
2,800		Western Union Co.	66,192
			1,816,064

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Computers: 3.9%
7,300	@	Affiliated Computer Services, Inc.	$395,660
100	@,L	Ansoft Corp.	3,648
8,900	@	Apple, Inc.	1,679,875
645	@,L	CACI International, Inc.	32,876
2,950	@,L	Cadence Design Systems, Inc.	34,279
1,300	@	Ciber, Inc.	9,126
22,300	@	Dell, Inc.	514,238
700		Diebold, Inc.	27,622
350	@,L	DST Systems, Inc.	22,190
44,300	@	EMC Corp.	772,592
43,850		Hewlett-Packard Co.	2,063,581
19,400		International Business Machines Corp.	2,510,942
9,300	@,L	Lexmark International, Inc.	342,798
1,562	@,L	Micros Systems, Inc.	51,499
340		MTS Systems Corp.	12,866
2,600	@	NCR Corp.	68,796
640	@,L	Radiant Systems, Inc.	8,678
880	@,L	Radisys Corp.	8,826
200	@,L	SI International, Inc.	4,900
600	@,L	SRA International, Inc.	14,148
360	@,L	Synaptics, Inc.	15,397
2,300	@	Synopsys, Inc.	60,605
2,900	@	Teradata Corp.	78,329
2,300	@,L	Western Digital Corp.	86,319
			8,819,790
		Cosmetics/Personal Care: 0.8%
650	L	Alberto-Culver Co.	17,180
380	@,L	Chattem, Inc.	23,640
27,177		Procter & Gamble Co.	1,795,041
			1,835,861
		Distribution/Wholesale: 0.1%
1,200	@,L	Brightpoint, Inc.	11,820
950	L	Fastenal Co.	46,968
1,120	@,L	Fossil, Inc.	35,515
3,150	@	Ingram Micro, Inc.	57,110
2,140	@,L	LKQ Corp.	47,422
920		Owens & Minor, Inc.	43,682
200	@,L	Scansource, Inc.	5,992
1,350	@	Tech Data Corp.	49,397
740	@,L	United Stationers, Inc.	31,332
200	L	Watsco, Inc.	9,300
			338,538
		Diversified Financial Services: 3.1%
290	@,L	Affiliated Managers Group, Inc.	29,725
5,300		American Express Co.	245,655
400	@	AmeriCredit Corp.	5,436
2,000		Ameriprise Financial, Inc.	94,520
38,800		Citigroup, Inc.	849,332
900		CME Group, Inc.	387,270
6,400	L	Countrywide Financial Corp.	33,664
13,700	L	Discover Financial Services	234,955
650	L	Eaton Vance Corp.	27,658
6,900	L	Federal Home Loan Mortgage Corporation	175,398
12,000	L	Federal National Mortgage Association	324,240
880	L	Financial Federal Corp.	21,375
6,400	L	Goldman Sachs Group, Inc.	1,129,024
800	@	IntercontinentalExchange, Inc.	110,560

Shares			Value
520	@	Investment Technology Group, Inc.	$21,892
350	L	Jefferies Group, Inc.	6,300
44,600		JPMorgan Chase & Co.	1,917,800
740	@,L	LaBranche & Co., Inc.	4,958
5,600	L	Lehman Brothers Holdings, Inc.	206,136
7,200		Merrill Lynch & Co., Inc.	316,224
7,200		Morgan Stanley	318,456
700		National Financial Partners Corp.	17,094
6,100		Nyse Euronext	389,912
660	L	OptionsXpress Holdings, Inc.	15,074
500	@,L	Portfolio Recovery Associates, Inc.	20,545
1,250	L	Raymond James Financial, Inc.	37,188
920		SWS Group, Inc.	17,002
280	@,L	World Acceptance, Corp.	12,382
			6,969,775
		Electric: 2.5%
1,167		Alliant Energy Corp.	43,809
21,900		American Electric Power Co., Inc.	927,027
4,200	@	Aquila, Inc.	16,002
1,600		Avista Corp.	33,968
100	L	Central Vermont Public Service Corp.	2,034
25,900		Dominion Resources, Inc.	1,199,170
3,100	L	DPL, Inc.	88,102
15,500	L	DTE Energy Co.	685,720
68,500		Duke Energy Corp.	1,265,880
5,100		Edison International	271,473
1,500	@	El Paso Electric Co.	32,415
1,450		Energy East Corp.	36,700
3,900		FPL Group, Inc.	263,328
2,200	L	Hawaiian Electric Industries	58,036
2,800		MDU Resources Group, Inc.	92,484
400		Northeast Utilities	10,444
750		OGE Energy Corp.	25,163
8,800		Pepco Holdings, Inc.	237,952
6,500		PPL Corp.	333,515
1,250		Puget Energy, Inc.	34,988
1,150		SCANA Corp.	46,161
100		Wisconsin Energy Corp.	4,804
			5,709,175
		Electrical Components & Equipment: 0.1%
950		Ametek, Inc.	48,735
640		Belden CDT, Inc.	26,810
300	@,L	Energizer Holdings, Inc.	24,477
1,450	L	Hubbell, Inc.	67,817
270	@	Littelfuse, Inc.	10,203
			178,042
		Electronics: 1.3%
11,700	@	Agilent Technologies, Inc.	437,463
550		Amphenol Corp.	25,647
180	L	Analogic Corp.	12,064
16,000		Applera Corp.-Applied Biosystems Group	556,160
2,150	@	Arrow Electronics, Inc.	65,919
2,000	@,L	Avnet, Inc.	59,040
2,020	@	Benchmark Electronics, Inc.	35,895
1,140		Brady Corp.	44,129
560	@,L	Checkpoint Systems, Inc.	14,543

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Electronics (continued)
2,187		CTS Corp.	$23,795
660	@,L	Cymer, Inc.	20,407
480	@,L	Dionex Corp.	35,002
490	@,L	Faro Technologies, Inc.	14,048
1,380	@,L	Flir Systems, Inc.	54,400
320	@	II-VI, Inc.	12,515
280	@,L	Itron, Inc.	27,322
16,600		Jabil Circuit, Inc.	211,152
860	@,L	LoJack Corp.	7,955
920		Methode Electronics, Inc.	10,525
1,850		National Instruments Corp.	58,756
10,600		PerkinElmer, Inc.	299,768
360	@,L	Plexus Corp.	10,163
480	@,L	Rogers Corp.	18,811
840	L	Technitrol, Inc.	16,758
10,200	@,L	Thermo Electron Corp.	602,004
550	@	Thomas & Betts Corp.	23,359
1,250	@,L	Trimble Navigation Ltd.	49,800
1,196	@,L	TTM Technologies, Inc.	17,414
2,100	@@	Tyco Electronics Ltd.	84,252
550	@,L	Varian, Inc.	30,520
800	@	Vishay Intertechnology, Inc.	8,064
160		Woodward Governor Co.	6,443
			2,894,093
		Engineering & Construction: 0.3%
600	@	Dycom Industries, Inc.	10,290
1,560	@,L	EMCOR Group, Inc.	45,786
2,200		Fluor Corp.	410,410
1,250	L	Granite Construction, Inc.	45,713
2,200		KBR, Inc.	76,362
830	@	Shaw Group, Inc.	50,630
410	@	URS Corp.	19,602
			658,793
		Entertainment: 0.0%
800	@	DreamWorks Animation SKG, Inc.	25,256
1,100		International Speedway Corp.	48,818
600	@,L	Macrovision Solutions Corp.	8,118
300	@,L	Scientific Games Corp.	9,699
740	@,L	Shuffle Master, Inc.	4,618
			96,509
		Environmental Control: 0.2%
29,700	@	Allied Waste Industries, Inc.	400,059
790	@,L	Waste Connections, Inc.	25,936
			425,995
		Food: 1.7%
8,200		ConAgra Foods, Inc.	193,356
950		Corn Products International, Inc.	44,660
770		Flowers Foods, Inc.	21,660
16,625		General Mills, Inc.	1,050,700
250	@,L	Great Atlantic & Pacific Tea Co.	6,233
840	@,L	Hain Celestial Group, Inc.	24,167
15,900		HJ Heinz Co.	793,569
375		Hormel Foods Corp.	14,171
9,200		Kellogg Co.	476,652
200	L	Nash Finch Co.	7,648
380	@,L	Ralcorp Holdings, Inc.	22,800
1,470		Ruddick Corp.	52,229
200	L	Sanderson Farms, Inc.	9,986
52,500		Sara Lee Corp.	723,450

Shares			Value
550	@,L	Smithfield Foods, Inc.	$17,210
7,500		Supervalu, Inc.	263,025
640	@,L	TreeHouse Foods, Inc.	16,723
2,300		WM Wrigley Jr. Co.	177,399
			3,915,638
		Forest Products & Paper: 0.1%
1,960	@	Buckeye Technologies, Inc.	20,854
3,300	L	International Paper Co.	89,826
1,060		Rock-Tenn Co.	37,831
1,150		Temple-Inland, Inc.	16,756
			165,267
		Gas: 0.2%
720		Atmos Energy Corp.	19,721
1,290		Energen Corp.	96,686
1,125		New Jersey Resources Corp.	37,474
300	L	Northwest Natural Gas Co.	13,677
940	L	Piedmont Natural Gas Co.	25,408
280	L	South Jersey Industries, Inc.	10,710
1,290		Southern Union Co.	34,314
1,990		UGI Corp.	53,690
450		Vectren Corp.	13,275
2,100		WGL Holdings, Inc.	73,269
			378,224
		Hand/Machine Tools: 0.3%
740	L	Baldor Electric Co.	26,048
650	L	Kennametal, Inc.	25,123
900		Lincoln Electric Holdings, Inc.	74,232
820	L	Regal-Beloit Corp.	38,130
3,150		Snap-On, Inc.	195,048
4,700		Stanley Works	228,326
			586,907
		Healthcare-Products: 1.8%
100	@,L	Abaxism, Inc.	2,939
580	@,L	Arthrocare Corp.	25,584
300		Beckman Coulter, Inc.	20,817
10,800	@	Boston Scientific Corp.	143,532
280		Cooper Cos., Inc.	11,326
2,700	@@	Covidien Ltd.	135,243
2,200		CR Bard, Inc.	200,640
260	@,L	Cyberonics	4,610
2,304		Densply International, Inc.	93,404
950	@,L	Edwards Lifesciences Corp.	54,825
500	@	Gen-Probe, Inc.	28,470
850	@,L	Henry Schein, Inc.	47,362
300		Hill-Rom Holdings, Inc.	9,225
1,856	@,L	Hologic, Inc.	44,600
760	@,L	ICU Medical, Inc.	19,365
896	@,L	Idexx Laboratories, Inc.	45,248
840	@	Immucor, Inc.	22,537
760	L	Invacare Corp.	13,817
13,500		Johnson & Johnson	900,990
500	@,L	Kensey Nash Corp.	14,690
780	@,L	Kinetic Concepts, Inc.	33,875
19,600		Medtronic, Inc.	993,132
340	L	Mentor Corp.	10,713
480	L	Meridian Bioscience, Inc.	14,078
880	@,L	Merit Medical Systems, Inc.	14,010
840	@	Osteotech, Inc.	5,141
12,300	@,L	Patterson Cos., Inc.	418,323
180	@,L	PSS World Medical, Inc.	3,280

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
400	@,L	Resmed, Inc.	$15,756
11,200	@	St. Jude Medical, Inc.	456,400
750		Steris Corp.	22,688
100	@,L	SurModics, Inc.	4,484
700	@	Techne Corp.	54,950
4,900	@	Varian Medical Systems, Inc.	232,946
100		Vital Signs, Inc.	5,679
260	L	West Pharmaceutical Services, Inc.	12,332
			4,137,011
		Healthcare-Services: 0.5%
9,200		Aetna, Inc.	433,872
480	@,L	Amedisys, Inc.	24,389
900	@,L	AMERIGROUP Corp.	24,849
740	@	Amsurg Corp.	20,187
500	@,L	Apria Healthcare Group, Inc.	8,425
740	@,L	Centene Corp.	15,621
2,000		Cigna Corp.	81,200
50	@	Covance, Inc.	4,099
2,400	@	Coventry Health Care, Inc.	110,472
2,400	@	Health Management Associates, Inc.	18,624
1,700	@	Health Net, Inc.	52,700
530	@,L	Healthways, Inc.	17,119
3,175	@	Humana, Inc.	162,084
200	@	Kindred Healthcare, Inc.	5,518
200	@	LifePoint Hospitals, Inc.	6,398
1,050	@,L	Lincare Holdings, Inc.	27,363
480	@,L	Molina Healthcare, Inc.	14,477
930	@	Pediatrix Medical Group, Inc.	50,062
180	@	RehabCare Group, Inc.	3,055
200	@,L	Res-Care, Inc.	3,814
400	@,L	WellCare Health Plans, Inc.	22,072
			1,106,400
		Home Builders: 0.2%
1,370	@,L	Champion Enterprises, Inc.	11,440
1,050	@,L	Hovnanian Enterprises, Inc.	8,253
13,200	L	Lennar Corp.	222,816
560	L	M/I Homes, Inc.	9,615
750		MDC Holdings, Inc.	30,473
100	@,L	NVR, Inc.	56,537
600	L	Ryland Group, Inc.	16,680
1,340	L	Thor Industries, Inc.	36,126
2,250	@,L	Toll Brothers, Inc.	47,408
			439,348
		Home Furnishings: 0.0%
890	L	Ethan Allen Interiors, Inc.	24,956
2,250	L	Furniture Brands International, Inc.	31,635
200	@,L	Universal Electronics, Inc.	5,084
			61,675
		Household Products/Wares: 0.8%
2,400	L	American Greetings Corp.	44,784
650	L	Blyth, Inc.	12,649
680	@,L	Central Garden & Pet Co.	5,073
10,300		Clorox Co.	588,439
18,200		Kimberly-Clark Corp.	1,161,160
900	@	Spectrum Brands, Inc.	3,744
750		Tupperware Corp.	28,725
100	L	WD-40 Co.	3,464
			1,848,038

Shares			Value
		Housewares: 0.0%
200	L	Libbey, Inc.	$2,306
940		Toro Co.	36,735
			39,041
		Insurance: 3.0%
10,800	@@	ACE Ltd.	648,756
10,800		Aflac, Inc.	725,004
3,000	L	AMBAC Financial Group, Inc.	9,390
2,692	L	American Financial Group, Inc.	80,275
27,450		American International Group, Inc.	988,200
1,400		Arthur J. Gallagher & Co.	35,742
1,500		Assurant, Inc.	102,045
800	L	Brown & Brown, Inc.	15,576
15,600		Chubb Corp.	838,656
500	L	Commerce Group, Inc.	18,385
1,040		Delphi Financial Group	30,046
1,187	@@	Everest Re Group Ltd.	104,124
1,500		Fidelity National Title Group, Inc.	25,650
859		Hanover Insurance Group, Inc.	39,600
7,044		Hartford Financial Services Group, Inc.	500,617
2,350		HCC Insurance Holdings, Inc.	56,071
1,900		Horace Mann Educators Corp.	30,951
17,700	L	Metlife, Inc.	1,062,531
430	@,L	Navigators Group, Inc.	21,711
1,285	@	Philadelphia Consolidated Holding Co.	47,866
370		Presidential Life Corp.	6,519
400	@,L	ProAssurance Corp.	20,492
950		Protective Life Corp.	39,881
3,300		Prudential Financial, Inc.	246,510
640	L	RLI Corp.	32,730
550		Safety Insurance Group, Inc.	21,263
1,400		Selective Insurance Group	30,632
1,050		Stancorp Financial Group, Inc.	57,740
400		Tower Group, Inc.	10,428
14,300		Travelers Cos., Inc.	712,283
560	L	United Fire & Casualty Co.	20,210
250	L	Unitrin, Inc.	8,663
2,315		WR Berkley Corp.	62,713
220	L	Zenith National Insurance Corp.	8,877
			6,660,137
		Internet: 1.1%
3,100	@,L	Amazon.com, Inc.	253,022
1,350	@	Avocent Corp.	26,636
540	@,L	Blue Coat Systems, Inc.	9,785
560	@,L	Blue Nile, Inc.	29,854
554	@,L	Cybersource Corp.	10,753
500	@,L	DealerTrack Holdings, Inc.	10,520
500	@,L	Digital River, Inc.	20,030
6,000	@	eBay, Inc.	180,060
8,500	@,L	Expedia, Inc.	206,125
200	@	F5 Networks, Inc.	6,010
1,300	@	Google, Inc. - Class A	761,540
400	@,L	Infospace, Inc.	3,652
1,140	@,L	j2 Global Communications, Inc.	30,233
280	@,L	Knot, Inc.	3,251
1,310	@	McAfee, Inc.	47,488
750	@,L	NetFlix, Inc.	22,770
460	L	Nutri/System, Inc.	9,439
920	@,L	Perficient, Inc.	9,761
1,540	@,L	Secure Computing Corp.	8,208

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Internet (continued)
960	@,L	Stamps.com, Inc.	$14,016
20,900	@	Symantec Corp.	454,157
850		United Online, Inc.	10,396
1,200	@,L	Valueclick, Inc.	24,132
1,140	@,L	Websense, Inc.	20,053
8,300	@	Yahoo!, Inc.	222,108
			2,393,999
		Investment Companies: 0.0%
1,700	L	Apollo Investment Corp.	30,685
			30,685
		Iron/Steel: 0.1%
400		Carpenter Technology Corp.	22,080
560		Cleveland-Cliffs, Inc.	59,752
100		Olympic Steel, Inc.	6,498
1,050		Reliance Steel & Aluminum Co.	71,369
1,100	L	Steel Dynamics, Inc.	39,710
500		United States Steel Corp.	86,355
			285,764
		Leisure Time: 0.0%
2,550		Callaway Golf Co.	32,385
840	L	Polaris Industries, Inc.	40,085
560	@,L	WMS Industries, Inc.	20,742
			93,212
		Lodging: 0.1%
3,400		Starwood Hotels & Resorts Worldwide, Inc.	164,560
			164,560
		Machinery-Construction & Mining: 0.6%
9,400		Caterpillar, Inc.	776,816
1,095		Joy Global, Inc.	92,232
5,800	@	Terex Corp.	413,830
			1,282,878
		Machinery-Diversified: 0.5%
1,250	@,L	AGCO Corp.	75,538
840	L	Applied Industrial Technologies, Inc.	23,159
200	L	Briggs & Stratton Corp.	2,950
840		Cognex Corp.	23,402
6,500		Cummins, Inc.	457,730
800		Flowserve Corp.	110,816
890	@	Gardner Denver, Inc.	47,223
1,500	L	Graco, Inc.	60,630
1,950		IDEX Corp.	75,738
280	@,L	Intevac, Inc.	3,220
90		Lindsay Manufacturing Co.	9,450
300		Nordson Corp.	21,555
460	L	Robbins & Myers, Inc.	18,625
1,050	L	Roper Industries, Inc.	68,292
800	L	Wabtec Corp.	37,256
1,150	@,L	Zebra Technologies Corp.	43,240
			1,078,824
		Media: 1.2%
5,300	L	Clear Channel Communications, Inc.	185,606
13,400	L	Comcast Corp. - Class A	301,500
15,500	@	DIRECTV Group, Inc.	435,550

Shares			Value
180	L	Factset Research Systems, Inc.	$11,648
400		Media General, Inc.	6,096
950	@,L	Scholastic Corp.	29,545
17,300		Time Warner, Inc.	274,724
5,900	@	Viacom - Class B	211,338
33,650		Walt Disney Co.	1,130,640
			2,586,647
		Metal Fabricate/Hardware: 0.1%
270	L	AM Castle & Co.	8,864
550		Commercial Metals Co.	20,130
100	L	Lawson Products	2,599
940		Mueller Industries, Inc.	33,643
300		Timken Co.	10,989
100	L	Valmont Industries, Inc.	11,484
1,950	L	Worthington Industries	38,883
			126,592
		Mining: 0.3%
200	L	Amcol International Corp.	6,172
80	@,L	Brush Engineered Materials, Inc.	2,673
200	@,L	Century Aluminum Co.	14,600
6,300	L	Freeport-McMoRan Copper & Gold, Inc.	728,973
100	@,L	RTI International Metals, Inc.	4,308
			756,726
		Miscellaneous Manufacturing: 3.2%
960	L	Acuity Brands, Inc.	51,120
320	L	AO Smith Corp.	11,568
1,039	L	Aptargroup, Inc.	46,464
560		Barnes Group, Inc.	17,886
700		Brink's Co.	50,736
750	L	Carlisle Cos., Inc.	25,073
560	@,L	Ceradyne, Inc.	24,153
740	L	Clarcor, Inc.	32,131
6,100		Cooper Industries Ltd.	284,443
1,650		Crane Co.	75,323
550		Donaldson Co., Inc.	28,314
19,000		Dover Corp.	1,027,520
10,100		Eaton Corp.	976,468
740	@,L	EnPro Industries, Inc.	29,674
87,365		General Electric Co.	2,683,853
340	@,L	Griffon Corp.	3,074
700		Harsco Corp.	44,324
8,000		Honeywell International, Inc.	476,960
16,000	L	Leggett & Platt, Inc.	305,600
260	@	Lydall, Inc.	3,988
700	L	Matthews International Corp. - Class A	33,327
760		Myers Industries, Inc.	9,234
7,800		Parker Hannifin Corp.	660,426
1,450	L	Pentair, Inc.	54,274
600		SPX Corp.	79,728
437		Teleflex, Inc.	25,910
3,300		Textron, Inc.	206,415
480		Tredegar Corp.	7,013
			7,274,999
		Office Furnishings: 0.0%
1,459		Herman Miller, Inc.	36,183
1,450	L	HNI, Corp.	36,366
			72,549

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.2%
7,200		Pitney Bowes, Inc.	$261,432
7,000		Xerox Corp.	95,060
			356,492
		Oil & Gas: 8.5%
8,300		Anadarko Petroleum Corp.	622,251
5,100		Apache Corp.	683,706
560	@,L	Atwood Oceanics, Inc.	57,070
700	@	Bill Barrett Corp.	37,681
940		Cabot Oil & Gas Corp.	56,635
34,661		Chevron Corp.	3,436,637
1,400		Cimarex Energy Co.	95,396
23,900		ConocoPhillips	2,225,090
2,800	@	Denbury Resources, Inc.	95,284
8,800		Devon Energy Corp.	1,020,272
750	@,L	Encore Acquisition Co.	50,093
8,200		ENSCO International, Inc.	589,006
500		Equitable Resources, Inc.	35,115
70,960		ExxonMobil Corp.	6,298,410
1,450	@,L	Forest Oil Corp.	96,788
1,050		Frontier Oil Corp.	31,616
1,290	L	Helmerich & Payne, Inc.	80,819
4,500		Hess Corp.	552,645
4,300		Marathon Oil Corp.	220,977
500	@	Newfield Exploration Co.	31,620
4,000		Noble Energy, Inc.	389,800
17,700		Occidental Petroleum Corp.	1,627,161
1,500		Patterson-UTI Energy, Inc.	47,220
200	L	Penn Virginia Corp.	12,604
100	@,L	Petroleum Development Corp.	6,910
890	@,L	Petroquest Energy, Inc.	19,714
750	@	Pioneer Drilling Co.	13,358
700	L	Pioneer Natural Resources Co.	50,253
1,180	@	Plains Exploration & Production Co.	84,346
1,950	@	Pride International, Inc.	85,683
700	@,L	Quicksilver Resources, Inc.	25,501
3,100	@	Southwestern Energy Co.	137,454
1,170	L	St. Mary Land & Exploration Co.	59,623
640	@,L	Stone Energy Corp.	43,251
660	@,L	Swift Energy Co.	38,042
840	@	Unit Corp.	64,420
			19,022,451
		Oil & Gas Services: 0.7%
280	@,L	Basic Energy Services, Inc.	8,056
140	@,L	Dril-Quip, Inc.	8,168
280	@,L	Exterran Holdings, Inc.	20,586
950	@	FMC Technologies, Inc.	68,258
200	L	Gulf Island Fabrication, Inc.	8,276
1,180	@	Helix Energy Solutions Group, Inc.	45,583
480	@,L	Hornbeck Offshore Services, Inc.	25,296
1,140	@,L	ION Geophysical Corp.	18,685
280		Lufkin Industries, Inc.	22,338
100	@,L	NATCO Group, Inc.	4,727
4,200	@	National Oilwell Varco, Inc.	349,944
820	@	Oceaneering International, Inc.	58,515
4,800		Schlumberger Ltd.	485,424
340	@,L	SEACOR Holdings, Inc.	30,253
300	@,L	Superior Energy Services	16,107
1,728	@,L	Transocean, Inc.	259,528
380	@,L	W-H Energy Services, Inc.	32,501
			1,462,245

Shares			Value
		Packaging & Containers: 0.1%
4,300		Ball Corp.	$233,490
700		Packaging Corp. of America	18,228
1,279		Sonoco Products Co.	44,279
			295,997
		Pharmaceuticals: 2.6%
400	@,L	Alpharma, Inc.	10,076
800	@,L	Cephalon, Inc.	54,168
780	@,L	Cubist Pharmaceuticals, Inc.	14,867
28,200		Eli Lilly & Co.	1,357,548
1,400	@,L	Endo Pharmaceuticals Holdings, Inc.	34,496
8,800	@	Express Scripts, Inc.	634,568
540	@,L	HealthExtras, Inc.	16,875
6,700	@,L	King Pharmaceuticals, Inc.	68,742
3,100	@	Medco Health Solutions, Inc.	150,195
1,250	L	Medicis Pharmaceutical Corp.	29,725
24,700		Merck & Co., Inc.	962,312
250	@	NBTY, Inc.	8,165
400	@,L	Noven Pharmaceuticals, Inc.	4,896
1,450		Omnicare, Inc.	35,496
650	@,L	Par Pharmaceutical Cos., Inc.	11,856
750	L	Perrigo Co.	27,458
940	@,L	PetMed Express, Inc.	13,113
30,500		Pfizer, Inc.	590,480
1,790	@,L	Salix Pharmaceuticals Ltd.	13,747
34,200		Schering-Plough Corp.	697,680
640	@,L	Sciele Pharma, Inc.	14,022
1,250	@,L	Sepracor, Inc.	27,013
1,030	@	Theragenics Corp.	4,048
240	@,L	USANA Health Sciences, Inc.	6,108
950	@,L	VCA Antech, Inc.	29,802
1,300	@,L	Viropharma, Inc.	12,467
22,400		Wyeth	996,128
			5,826,051
		Pipelines: 0.3%
1,650	L	National Fuel Gas Co.	99,512
1,600		Oneok, Inc.	80,096
3,000	L	Spectra Energy Corp.	81,060
9,500		Williams Cos., Inc.	361,380
			622,048
		Real Estate: 0.0%
480	@,L	Forestar Real Estate Group, Inc.	12,000
530		Jones Lang LaSalle, Inc.	37,386
			49,386
		Retail: 4.0%
4,200		Abercrombie & Fitch Co.	304,920
1,200		Advance Auto Parts, Inc.	48,360
850	@,L	Aeropostale, Inc.	29,699
1,870		American Eagle Outfitters	34,071
600	@,L	AnnTaylor Stores Corp.	16,428
4,300	@	Autozone, Inc.	544,208
650	L	Barnes & Noble, Inc.	19,832
10,400	L	Best Buy Co., Inc.	485,576
8,500	@,L	Big Lots, Inc.	264,010
1,250	@,L	BJ's Wholesale Club, Inc.	49,363
230		Brown Shoe Co., Inc.	3,885
300	@,L	Buffalo Wild Wings, Inc.	9,885
650	@,L	Carmax, Inc.	12,779
280	L	Casey's General Stores, Inc.	6,129
580	L	Cash America International, Inc.	20,741

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Retail (continued)
1,120		Cato Corp.	$17,584
560	@,L	CEC Entertainment, Inc.	20,238
1,000	@,L	Charlotte Russe Holding, Inc.	18,760
400	@,L	Chipotle Mexican Grill, Inc.	36,920
1,300	L	Christopher & Banks Corp.	14,625
14,100	@	Coach, Inc.	511,830
750	@	Copart, Inc.	33,750
14,400		Costco Wholesale Corp.	1,027,008
9,700		CVS Caremark Corp.	415,063
650	@,L	Dick's Sporting Goods, Inc.	15,048
1,800	@	Dollar Tree, Inc.	66,420
860	@,L	Dress Barn, Inc.	13,304
13,300		Family Dollar Stores, Inc.	284,620
700		Finish Line	5,551
1,020	@,L	First Cash Financial Services, Inc.	15,698
7,200	@,L	GameStop Corp.	357,120
4,300	L	Gap, Inc.	78,475
450	L	Guess ?, Inc.	18,374
620	@	Gymboree Corp.	28,607
1,500	@,L	Hanesbrands, Inc.	49,500
1,360	L	Haverty Furniture Cos., Inc.	14,307
200	@	IHOP Corp.	9,378
1,410	@,L	Insight Enterprises, Inc.	18,894
1,280	@,L	Jack in the Box, Inc.	31,450
200	@,L	Jo-Ann Stores, Inc.	4,502
740	@,L	JOS A Bank Clothiers, Inc.	20,128
211	L	Landry's Restaurants, Inc.	3,463
280		Longs Drug Stores Corp.	13,278
15,500		McDonald's Corp.	919,460
900		Men's Wearhouse, Inc.	18,657
480	L	Movado Group, Inc.	10,656
300		MSC Industrial Direct Co.	16,350
300	@,L	O'Reilly Automotive, Inc.	7,845
800	@,L	Panera Bread Co.	41,552
400	@,L	PF Chang's China Bistro, Inc.	10,632
550		Phillips-Van Heusen	24,987
3,800	L	Polo Ralph Lauren Corp.	265,430
270	@,L	Quiksilver, Inc.	2,306
10,400	L	RadioShack Corp.	152,360
380	@,L	Red Robin Gourmet Burgers, Inc.	12,772
1,300		Regis Corp.	39,442
950		Ross Stores, Inc.	34,789
560	@,L	School Specialty, Inc.	17,578
1,342	@,L	Sonic Corp.	25,740
460	@,L	Texas Roadhouse, Inc.	5,074
4,600	L	Tiffany & Co.	225,538
21,100	L	TJX Cos., Inc.	676,466
380	@,L	Tractor Supply Co.	12,985
595	@,L	Tween Brands, Inc.	11,817
1,600	@,L	Urban Outfitters, Inc.	51,504
23,500		Wal-Mart Stores, Inc.	1,356,890
560	L	World Fuel Services Corp.	13,490
420	@,L	Zumiez, Inc.	8,803
			8,956,904
		Savings & Loans: 0.5%
1,126	L	Anchor Bancorp. Wisconsin, Inc.	15,798
400	L	Astoria Financial Corp.	9,544
2,660	L	Brookline Bancorp., Inc.	26,733
1,300	L	Dime Community Bancshares	23,634
2,150		First Niagara Financial Group, Inc.	30,466
560	@,L	Guaranty Financial Group, Inc.	3,528

Shares			Value
49,500		Hudson City Bancorp., Inc.	$881,100
4,400	L	New York Community Bancorp., Inc.	90,288
2,300	L	Washington Federal, Inc.	51,497
			1,132,588
		Semiconductors: 1.5%
11,400		Applied Materials, Inc.	225,834
1,400	@	Atmel Corp.	6,258
380	@,L	ATMI, Inc.	11,373
1,280	@,L	Axcelis Technologies, Inc.	7,309
500	@,L	Brooks Automation, Inc.	5,095
830	@,L	Cabot Microelectronics Corp.	30,793
1,177	L	Cohu, Inc.	20,138
500	@,L	Cree, Inc.	12,710
600	@	Cypress Semiconductor Corp.	16,728
260	@,L	Diodes, Inc.	7,340
1,900	@,L	DSP Group, Inc.	15,846
400	@	Integrated Device Technology, Inc.	4,512
48,000		Intel Corp.	1,112,640
1,500	@	International Rectifier Corp.	34,770
500		Intersil Corp.	13,935
1,410	@,L	Lam Research Corp.	57,387
600	L	Micrel, Inc.	5,760
280	@,L	Microsemi Corp.	7,672
560	@,L	MKS Instruments, Inc.	13,194
6,300		National Semiconductor Corp.	132,615
12,750	@	Nvidia Corp.	314,925
200	@,L	Pericom Semiconductor Corp.	3,748
10,200	@	QLogic Corp.	161,058
800	@,L	Semtech Corp.	14,016
400	@,L	Silicon Laboratories, Inc.	14,740
2,600	@,L	Skyworks Solutions, Inc.	26,858
660	@,L	Standard Microsystems Corp.	21,516
280	@,L	Supertex, Inc.	7,084
30,300		Texas Instruments, Inc.	984,144
900	@	Triquint Semiconductor, Inc.	5,994
975	@,L	Varian Semiconductor Equipment Associates, Inc.	37,079
200	@,L	Veeco Instruments, Inc.	3,846
			3,336,917
		Software: 2.3%
700	@,L	ACI Worldwide, Inc.	12,187
2,750	@	Activision, Inc.	92,813
1,150		Acxiom Corp.	16,871
450	@,L	Advent Software, Inc.	19,337
930	@,L	Ansys, Inc.	43,989
7,800	@	Autodesk, Inc.	321,048
300	@,L	Avid Technology, Inc.	6,438
3,800	@	BMC Software, Inc.	152,380
1,900		Broadridge Financial Solutions ADR	42,826
13,300		CA, Inc.	352,982
900	@	Captaris, Inc.	3,924
550	@,L	Cerner Corp.	24,954
240	@,L	Concur Technologies, Inc.	8,801
650	@,L	CSG Systems International	8,632
1,680	@,L	Digi International, Inc.	15,154
746		Dun & Bradstreet Corp.	68,349
2,420	@,L	Epicor Software Corp.	20,764
16,400		IMS Health, Inc.	397,536
1,500	@,L	Informatica Corp.	27,000
500	@,L	JDA Software Group, Inc.	10,200

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Software (continued)
200	@,L	Mantech International Corp.	$10,086
1,150	@,L	Metavante Technologies, inc.	29,279
86,840		Microsoft Corp.	2,459,263
310	@,L	Omnicell, Inc.	4,117
39,500	@	Oracle Corp.	902,180
1,700	@,L	Parametric Technology Corp.	31,926
330	@,L	Phase Forward, Inc.	5,722
500	@	Phoenix Technologies Ltd.	5,350
840	@,L	Progress Software Corp.	26,158
490	@,L	Smith Micro Software, Inc.	4,136
380	@,L	SPSS, Inc.	14,961
1,595	@	Sybase, Inc.	51,072
650	@,L	SYNNEX Corp.	16,153
400	@,L	Take-Two Interactive Software, Inc.	10,828
400	@,L	Tyler Technologies, Inc.	6,304
			5,223,720
		Telecommunications: 3.1%
3,900	@	3Com Corp.	9,828
1,250	@,L	ADC Telecommunications, Inc.	19,675
380	@,L	Anixter International, Inc.	24,704
1,078	@,L	Arris Group, Inc.	10,090
55,565		AT&T, Inc.	2,217,044
300		Black Box Corp.	8,610
10,800		CenturyTel, Inc.	382,428
1,200	@,L	Cincinnati Bell, Inc.	5,052
53,475	@	Cisco Systems, Inc.	1,428,852
609	@,L	CommScope, Inc.	33,404
380	@,L	Comtech Telecommunications	17,594
11,900		Corning, Inc.	325,346
1,020	L	Fairpoint Communications, Inc.	9,180
1,460	@,L	Foundry Networks, Inc.	19,856
1,100	@,L	Harmonic, Inc.	10,582
1,193		Harris Corp.	78,476
13,000	@,L	JDS Uniphase Corp.	160,810
900	@,L	Netgear, Inc.	17,091
1,200	@,L	NeuStar, Inc.	28,068
920	@,L	Novatel Wireless, Inc.	9,485
1,050		Plantronics, Inc.	25,505
6,500		Qualcomm, Inc.	315,510
37,900	L	Qwest Communications International, Inc.	183,815
4,350	@,L	RF Micro Devices, Inc.	17,400
1,940	@,L	Symmetricom, Inc.	8,167
1,610		Telephone & Data Systems, Inc.	76,749
560	@	Tollgrade Communications, Inc.	2,979
21,800		Verizon Communications, Inc.	838,646
680	@	Viasat, Inc.	14,647
43,200		Windstream Corp.	576,288
			6,875,881
		Textiles: 0.1%
820		G&K Services, Inc.	28,692
950	@,L	Mohawk Industries, Inc.	71,326
380	L	Unifirst Corp.	18,240
			118,258
		Toys/Games/Hobbies: 0.2%
10,100	L	Hasbro, Inc.	366,024
480	@,L	Jakks Pacific, Inc.	11,328
			377,352

Shares			Value
		Transportation: 0.3%
100	L	Alexander & Baldwin, Inc.	$5,147
590	L	Arkansas Best Corp.	21,924
650	L	Con-way, Inc.	31,727
300		Forward Air Corp.	11,115
310	@,L	HUB Group, Inc.	11,185
160	@,L	Kansas City Southern	7,994
740	@,L	Kirby Corp.	41,188
380		Landstar System, Inc.	21,174
410	@,L	Old Dominion Freight Line	12,374
300	L	Overseas Shipholding Group	23,718
5,500	L	Ryder System, Inc.	403,865
930	L	Tidewater, Inc.	63,547
1,100	L	Werner Enterprises, Inc.	20,834
			675,792
		Total Common Stock (Cost $129,916,069)	145,908,706
REAL ESTATE INVESTMENT TRUSTS: 0.5%
		Apartments: 0.0%
130	L	Essex Property Trust, Inc.	15,531
180	L	Home Properties, Inc.	9,216
			24,747
		Diversified: 0.1%
640	L	Colonial Properties Trust	15,392
600		Cousins Properties, Inc.	15,882
400		Duke Realty Corp.	10,272
560	L	Entertainment Properties Trust	30,828
2,100	L	Lexington Corporate Properties Trust	32,739
400	L	Liberty Property Trust	14,200
100		PS Business Parks, Inc.	5,750
			125,063
		Health Care: 0.0%
700	L	Health Care Real Estate Investment Trust, Inc.	33,810
740	L	Medical Properties Trust, Inc.	9,035
480		Senior Housing Properties Trust	10,661
			53,506
		Hotels: 0.1%
1,850		DiamondRock Hospitality Co.	25,364
2,650	L	Hospitality Properties Trust	82,150
9,900	L	Host Hotels & Resorts, Inc.	170,181
			277,695
		Office Property: 0.1%
690	L	BioMed Realty Trust, Inc.	18,133
1,000	L	Highwoods Properties, Inc.	36,000
100	L	Kilroy Realty Corp.	5,452
500		Mack-Cali Realty Corp.	19,320
680	L	Parkway Properties, Inc.	25,854
			104,759
		Regional Malls: 0.0%
1,050	L	Macerich Co.	75,107
830	L	Pennsylvania Real Estate Investment Trust	22,286
			97,393

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Shopping Centers: 0.1%
550		Regency Centers Corp.	$36,570
2,300	L	Weingarten Realty Investors	79,350
			115,920
		Single Tenant: 0.0%
840	L	National Retail Properties, Inc.	19,076
			19,076
		Storage: 0.1%
840	L	Extra Space Storage, Inc.	13,986
3,100		Public Storage, Inc.	273,203
			287,189
		Warehouse/Industrial: 0.0%
1,200	L	AMB Property Corp.	70,728
			70,728
		Total Real Estate Investment Trusts (Cost $1,150,346)	1,176,076
EXCHANGE-TRADED FUNDS: 0.2%
3,000	L	iShares S&P SmallCap 600 Index Fund	195,750
1,500	L	Midcap SPDR Trust Series 1	240,930
		Total Exchange-Traded Funds (Cost $424,349)	436,680
PREFERRED STOCK: 0.6%
		Banks: 0.1%
9,325	@@,P	Santander Finance	165,705
			165,705
		Diversified Financial Services: 0.3%
7,000	P	Deutsche Bank Capital Trust II	158,410
4,000	P	JPMorgan Chase Capital XXVI	103,800
12,625	P	Merrill Lynch & Co., Inc.	202,000
204	#,P	Zurich RegCaPS Funding Trust	180,285
			644,495
		Insurance: 0.2%
12,600	@@,P	Aegon NV	260,694
4,707	@@,P	Aegon NV - Series 1	89,951
11,619	P	Metlife, Inc.	261,428
			612,073
		Total Preferred Stock (Cost $1,747,789)	1,422,273
WARRANTS: 0.0%
		Building Materials: 0.0%
400	#,I,X	Dayton Superior Corp.	4
		Total Warrants (Cost $7,446)	4

Principal Amount			Value
CORPORATE BONDS/NOTES: 11.4%
		Agriculture: 0.1%
$152,000		Philip Morris International, Inc., 5.650%, due 05/16/18	$148,997
98,000		Philip Morris International, Inc., 6.375%, due 05/16/38	95,569
			244,566
		Airlines: 0.2%
302,000	C,L	Delta Airlines, Inc., 7.570%, due 11/18/10	292,940
118,000		United Air Lines, Inc., 6.932%, due 09/01/11	136,880
			429,820
		Auto Manufacturers: 0.1%
245,979		Ford Motor Co., 5.579%, due 11/29/13	212,849
			212,849
		Banks: 2.9%
270,000	@@,C	Australia & New Zealand Banking Group Ltd., 3.181%, due 12/31/49	183,228
414,000	C,L	BAC Capital Trust XIV, 5.630%, due 12/31/49	336,387
200,000	@@,#,C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	194,590
215,000	C	Bank of America Corp., 8.000%, due 01/30/18	213,400
163,000	C	Bank of America Corp., 8.125%, due 12/29/49	163,137
100,000	@@,C	Bank of Ireland, 2.875%, due 12/29/49	68,000
30,000	@@,C	Bank of Scotland, 3.063%, due 12/31/49	32,274
12,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	11,820
130,000	@@,C	Barclays Bank PLC, 4.000%, due 12/31/49	85,150
109,000	@@,#,C	Barclays Bank PLC, 5.926%, due 09/29/49	93,564
222,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	217,292
30,000	@@,C	Barclays O/S Inv, 3.189%, due 04/11/49	18,606
180,000	@@,C	BNP Paribas, 2.708%, due 09/29/49	134,333
111,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	100,135
100,000	@@,C	Den Norske Bank ASA, 2.938%, due 11/29/49	66,064
211,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	174,900
115,000		Fifth Third Bancorp., 8.250%, due 03/01/38	118,824
162,000		First Tennessee Bank NA, 2.779%, due 05/18/09	154,260
109,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	96,952
420,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 3.063%, due 07/29/49	283,500
200,000	@@,C	HSBC Bank PLC, 4.913%, due 06/29/49	132,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount				Value
			Banks (continued)
	$200,000	@@,C	HSBC Bank PLC, 5.000%, due 06/29/49	$132,875
	190,000	@@,C,L	Lloyds TSB Bank PLC, 2.813%, due 11/29/49	124,450
	160,000	@@,C,L	Lloyds TSB Bank PLC, 3.110%, due 08/29/49	104,800
	270,000	@@,C	Lloyds TSB Bank PLC, 5.125%, due 11/29/49	171,155
	210,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	211,662
	544,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	560,974
	20,000	@@,C	National Westminster Bank PLC, 3.125%, due 11/29/49	12,875
	230,000	@@,C	National Westminster Bank PLC, 3.250%, due 08/29/49	150,650
	116,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	105,934
	155,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	132,572
	140,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	121,210
	240,000	@@,C	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	152,400
	90,000	@@,C	Societe Generale, 3.003%, due 11/29/49	65,995
	310,000	@@,C	Standard Chartered PLC, 3.063%, due 11/29/49	195,300
	220,000	@@,C	Standard Chartered PLC, 3.875%, due 07/29/49	140,800
	40,000	@@,C	Standard Chartered PLC, 3.963%, due 01/29/49	29,800
	350,000	@@,C	Standard Chartered PLC, 5.088%, due 12/29/49	232,750
	124,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	126,380
	233,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	234,282
	152,000		SunTrust Bank, 7.250%, due 03/15/18	156,565
	77,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	58,565
	68,000	C	USB Capital IX, 6.189%, due 03/29/49	57,156
	136,000		Wachovia Bank NA, 6.600%, due 01/15/38	126,118
	143,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	109,460
	110,000	@@,C	Westpac Banking Corp., 2.806%, due 09/30/49	85,036
	97,000	@@,#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	79,007
				6,557,187
			Beverages: 0.1%
BRL	270,000	@@,#	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	142,346
	$64,000		PepsiCo, Inc., 4.650%, due 02/15/13	64,867
				207,213

Principal Amount			Value
		Chemicals: 0.2%
$91,000	C	PPG Industries, Inc., 7.700%, due 03/15/38	$101,072
40,000	Z	Stauffer Chemical, 4.290%, due 04/15/10	36,973
90,000	Z	Stauffer Chemical, 7.780%, due 04/15/17	52,932
70,000	Z	Stauffer Chemical, 8.130%, due 04/15/18	38,591
177,000		Union Carbide Corp., 7.750%, due 10/01/96	154,654
			384,222
		Computers: 0.1%
108,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	105,873
95,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	92,533
			198,406
		Diversified Financial Services: 3.4%
514,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	487,915
36,000	@@,#,C,I	Alpine III, 3.270%, due 08/16/14	36,106
36,000	@@,#,I	Alpine III, 3.670%, due 08/16/14	36,127
55,000	@@,#,I	Alpine III, 5.470%, due 08/16/14	55,414
95,000	@@,#,I	Alpine III, 8.720%, due 08/16/14	97,175
129,000		American Express Co., 7.000%, due 03/19/18	135,286
91,000		American Express Co., 8.150%, due 03/19/38	104,148
100,000		American General Finance Corp., 6.900%, due 12/15/17	95,019
515,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	504,700
109,000	@@,C	BNP Paribas, 2.750%, due 12/31/49	75,483
164,000		Caterpillar Financial Services Corp., 4.850%, due 12/07/12	163,735
43,000		Caterpillar Financial Services Corp., 5.450%, due 04/15/18	42,661
145,000		CIT Group, Inc., 2.935%, due 02/13/12	118,719
227,000		CIT Group, Inc., 3.021%, due 03/12/10	196,193
163,000		Citigroup, Inc., 6.125%, due 05/15/18	160,190
145,000	C	Citigroup, Inc., 8.300%, due 12/21/57	145,436
410,000	C	Citigroup, Inc., 8.400%, due 04/29/49	406,941
137,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	138,689
133,000	L	Countrywide Financial Corp., 5.800%, due 06/07/12	123,149
206,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	213,425
105,000	@@,C	Financiere CSFB NV, 2.875%, due 03/29/49	68,775
127,000		Ford Motor Credit Co., 5.460%, due 01/13/12	107,399
177,000		Ford Motor Credit Co., 7.163%, due 04/15/12	174,156

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$202,000	L	Ford Motor Credit Co., 8.000%, due 12/15/16	$169,830
193,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	186,291
215,000		General Electric Capital Corp., 5.875%, due 01/14/38	195,982
206,000	C	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	154,889
95,000	#,C	Harley-Davidson Funding Corp., 6.800%, due 06/15/18	94,643
150,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	140,933
174,000		John Deere Capital Corp., 4.950%, due 12/17/12	175,275
201,000	C	JPMorgan Chase & Co., 7.900%, due 04/29/49	200,742
214,000	C	Lehman Brothers Holdings Capital Trust VIII, 3.479%, due 05/29/49	152,602
146,000	C	Lehman Brothers Holdings, Inc., 6.000%, due 05/03/32	111,136
219,000	C	Lehman Brothers Holdings, Inc., 7.500%, due 05/11/38	201,415
640,000	#,C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	402,638
200,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	195,241
87,000	C	Morgan Stanley, 6.625%, due 04/01/18	85,787
38,000	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	37,932
177,848	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	189,631
374,394	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	336,955
276,516	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	253,013
299,000	@@,#	TNK-BP Finance SA, 7.500%, due 07/18/16	294,904
1,235,314	#,Z	Toll Road Investors Partnership II LP, 24.340%, due 02/15/45	122,703
100,000	#,C	Twin Reefs Pass-through Trust, 3.590%, due 12/10/49	6,875
221,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	221,364
			7,617,622
		Electric: 0.6%
308,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	311,080
39,000	C	Consolidated Edison Co. of New York, Inc., 6.750%, due 04/01/38	40,420
95,000	C	DTE Energy Co., 7.050%, due 06/01/11	99,069
59,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	67,243

Principal Amount			Value
$72,000	C	FPL Group Capital, Inc., 6.350%, due 10/01/66	$63,978
22,000	C	FPL Group Capital, Inc., 6.650%, due 06/15/67	19,825
71,059	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	73,840
146,000	C	Nevada Power Co., 5.950%, due 03/15/16	145,845
109,000	C	Nevada Power Co., 6.750%, due 07/01/37	106,738
317,000	C	NorthWestern Corp., 5.875%, due 11/01/14	310,421
112,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	114,842
121,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	114,735
			1,468,036
		Energy-Alternate Sources: 0.3%
200,000		Greater Ohio Ethanol, LLC, 8.330%, due 12/31/13	189,750
200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	182,500
131,000	#	White Pine Hydro Portfolio, LLC, 6.960%, due 07/10/37	122,050
143,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	133,316
			627,616
		Food: 0.1%
194,000		Kraft Foods, Inc., 6.125%, due 02/01/18	190,096
26,000		Kraft Foods, Inc., 6.875%, due 02/01/38	25,352
			215,448
		Forest Products & Paper: 0.1%
75,000	@@	Abitibi-Consolidated, Inc., 7.500%, due 04/01/28	28,688
213,000	@@,C	Abitibi-Consolidated, Inc., 8.500%, due 08/01/29	83,603
154,000	@@,C	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	60,830
			173,121
		Gas: 0.2%
18,000	#,C	Nakilat, Inc., 6.267%, due 12/31/33	15,724
633,000	C	Southern Union Co., 7.200%, due 11/01/66	527,610
			543,334
		Healthcare-Products: 0.1%
174,000	C	Baxter International, Inc., 6.250%, due 12/01/37	173,417
			173,417
		Healthcare-Services: 0.1%
164,000	C	UnitedHealth Group, Inc., 6.875%, due 02/15/38	157,379
			157,379
		Home Builders: 0.1%
168,000	C,L	Beazer Homes USA, Inc., 8.125%, due 06/15/16	137,760
			137,760

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
		Insurance: 0.6%
$340,000	@@,C	Aegon NV, 4.205%, due 12/31/49	$206,210
189,000		American International Group, Inc., 5.850%, due 01/16/18	182,665
135,000	#,C	American International Group, Inc., 8.175%, due 05/15/58	129,859
9,000	#,C	MBIA Insurance Corp., 14.000%, due 01/15/33	7,928
180,000	#,C	Metlife Capital Trust IV, 7.875%, due 12/15/37	178,020
257,000	C	Progressive Corp., 6.700%, due 06/15/37	227,313
121,000		Prudential Financial, Inc., 6.000%, due 12/01/17	119,578
132,000		Prudential Financial, Inc., 6.625%, due 12/01/37	129,486
463,000	@@,±,C	Security Capital Assurance Ltd., 6.880%, due 06/30/49	23,566
181,000	@@,#,C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	137,262
59,000	@@,C	XL Capital, Ltd., 6.500%, due 12/15/49	41,363
			1,383,250
		Iron/Steel: 0.1%
160,000	@@,#,C	ArcelorMittal, 6.125%, due 06/01/18	156,189
			156,189
		Media: 0.0%
122,000	C	News America, Inc., 6.650%, due 11/15/37	120,898
			120,898
		Miscellaneous Manufacturing: 0.2%
193,000		General Electric Co., 5.250%, due 12/06/17	189,104
249,000	C	Honeywell International, Inc., 5.300%, due 03/01/18	246,090
			435,194
		Multi-National: 0.1%
173,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	163,379
			163,379
		Oil & Gas: 0.2%
72,000	@@,#	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	68,160
53,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	55,119
67,000	@@,C	Transocean, Inc., 6.000%, due 03/15/18	67,773
198,000	@@,C	Transocean, Inc., 6.800%, due 03/15/38	205,165
			396,217
		Pharmaceuticals: 0.0%
127,000	C	GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	125,806
			125,806

Principal Amount			Value
		Pipelines: 0.1%
$54,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	$56,700
135,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	128,779
113,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	114,413
			299,892
		Real Estate: 0.4%
95,000	C	iStar Financial, Inc., 5.150%, due 03/01/12	83,312
29,000	C,L	iStar Financial, Inc., 5.500%, due 06/15/12	25,579
56,000	C	iStar Financial, Inc., 5.850%, due 03/15/17	47,468
99,000	C	iStar Financial, Inc., 8.625%, due 06/01/13	97,984
36,000	C	Liberty Property LP, 6.375%, due 08/15/12	35,310
107,000	C	Liberty Property LP, 7.750%, due 04/15/09	108,997
34,000	C	Rouse Co., 7.200%, due 09/15/12	31,629
563,000	#,C,L	Rouse Co. LP/TRC Co.-Issuer, Inc., 6.750%, due 05/01/13	506,988
87,000	C	Simon Property Group L.P., 5.300%, due 05/30/13	86,152
			1,023,419
		Retail: 0.4%
111,314	#,C	CVS Lease Pass-through, 6.036%, due 12/10/28	101,094
102,000	C	Darden Restaurants, Inc., 5.625%, due 10/15/12	98,928
225,000	C	Darden Restaurants, Inc., 6.200%, due 10/15/17	214,616
77,000	C	McDonald's Corp., 5.800%, due 10/15/17	78,357
190,000	C	McDonald's Corp., 6.300%, due 03/01/38	188,086
88,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	86,896
64,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	61,861
			829,838
		Savings & Loans: 0.1%
100,000	#,C	Washington Mutual IV, 9.750%, due 10/29/49	89,132
100,000	#,C,L	Washington Mutual Preferred Funding Delaware, 6.534%, due 03/15/11	58,000
			147,132
		Software: 0.1%
142,000	C	Oracle Corp., 5.750%, due 04/15/18	141,405
66,000	C	Oracle Corp., 6.500%, due 04/15/38	66,035
			207,440

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
		Telecommunications: 0.2%
$305,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	$291,609
17,000	C	Embarq Corp., 7.995%, due 06/01/36	16,489
243,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	194,875
			502,973
		Transportation: 0.1%
117,000	C	CSX Corp., 6.250%, due 04/01/15	116,533
153,000	C	CSX Corp., 7.450%, due 04/01/38	156,596
			273,129
		Water: 0.1%
112,000	#,C	American Water Capital Corp., 6.085%, due 10/15/17	110,500
35,000	#,C	American Water Capital Corp., 6.593%, due 10/15/37	33,545
			144,045
		Total Corporate Bonds/Notes (Cost $27,788,959)	25,556,797
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.4%
		Federal Home Loan Mortgage Corporation: 2.1%
189,961	C,S	4.500%, due 12/15/16	190,749
376,000	C,S	4.500%, due 02/15/20	358,777
328,960	C,S	5.000%, due 08/15/16	331,082
376,000	C,S	5.000%, due 12/15/17	380,044
100,000	C,S	5.000%, due 05/15/20	99,451
267,572	C,S	5.000%, due 08/15/21	270,542
394,000	C,S	5.000%, due 04/15/23	384,927
213,000	C,S	5.000%, due 09/15/31	207,581
81,000	C,S	5.000%, due 02/15/32	79,527
226,000	C,S	5.000%, due 04/15/32	224,622
57,778	S	5.015%, due 04/01/35	58,421
149,000	C,S	5.500%, due 12/15/20	149,460
96,000	C,S	5.500%, due 09/15/32	96,232
90,000	C,S	5.500%, due 10/15/32	90,582
79,000	C,S	5.500%, due 11/15/32	78,193
444,000	C,S	5.500%, due 04/15/33	443,298
247,000	C,S	5.500%, due 07/15/33	248,110
22,000	W	5.500%, due 07/15/34	21,790
33,295	S	6.000%, due 04/01/14	34,314
959,591	C,S	6.000%, due 01/15/29	989,720
4,148	S	6.500%, due 11/01/28	4,327
80,840	S	6.500%, due 12/01/31	84,221
			4,825,970
		Federal National Mortgage Association: 4.2%
10,077		2.743%, due 08/25/33	9,931
168,466	S	5.000%, due 02/25/29	169,928
87,245		5.030%, due 07/01/35	88,237
58,622		5.229%, due 08/01/35	59,473
196,000	S	5.500%, due 05/25/30	194,928
6,808,000		5.500%, due 07/15/34	6,738,590
329,120	S	5.500%, due 01/25/36	315,376
479,098	S	5.500%, due 12/25/36	458,044
78,700	S	6.000%, due 08/01/16	81,032
26,304		6.000%, due 10/01/18	27,034
512,086	S	6.000%, due 07/25/29	529,446
268,162	S	6.000%, due 04/25/31	278,723

Principal Amount			Value
$209,480		6.000%, due 01/01/38	$212,720
91,119	S	7.000%, due 06/01/31	96,684
10,846	S	7.500%, due 09/01/30	11,682
2,730	S	7.500%, due 10/01/30	2,940
83,455	C,S	7.500%, due 01/25/48	85,647
			9,360,415
		Government National Mortgage Association: 0.1%
5,287		6.375%, due 04/20/28	5,383
59,320		6.500%, due 06/15/29	61,650
59,265		6.500%, due 01/15/32	61,501
82,005		7.500%, due 12/15/23	88,156
			216,690
		Total U.S. Government Agency Obligations (Cost $14,397,900)	14,403,075
U.S. TREASURY OBLIGATIONS: 1.7%
		U.S. Treasury Bonds: 0.3%
514,000	L	3.875%, due 05/15/18	506,973
139,000	L	5.000%, due 05/15/37	145,679
			652,652
		U.S. Treasury Notes: 0.3%
607,000	L	3.125%, due 04/30/13	599,602
			599,602
		Treasury Inflation Indexed Protected Securitiesip: 1.1%
717,975		0.875%, due 04/15/10	726,221
439,292	L	1.750%, due 01/15/28	414,034
1,380,578	L	2.000%, due 04/15/12	1,442,058
			2,582,313
		Total U.S. Treasury Obligations (Cost $3,887,929)	3,834,567
ASSET-BACKED SECURITIES: 1.5%
		Credit Card Asset-Backed Securities: 0.1%
140,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	137,834
			137,834
		Home Equity Asset-Backed Securities: 0.5%
651,000	C,S	GSAA Trust, 5.242%, due 06/25/34	636,781
112,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	81,603
23,319	C	Merrill Lynch Mortgage Investors, Inc., 2.753%, due 07/25/34	20,429
303,000	C	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	206,812
6,106	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	6,042
111,000	C	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	91,203
49,201	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	47,792
			1,090,662

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.9%
$16,539	C,S	Amortizing Residential Collateral Trust, 2.643%, due 05/25/32	$12,490
16,538	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.693%, due 07/25/33	15,729
3,251	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	3,196
256,000	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	252,065
88,231	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	85,824
119,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	98,138
97,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	61,504
121,668	C,S	Equity One, Inc., 5.050%, due 09/25/33	109,855
19,420	C,S	Fannie Mae, 2.533%, due 04/25/35	18,914
1,481,760	C,S	First Horizon Asset Back Trust, 2.523%, due 10/25/26	1,182,113
250,000	#,C,I	Hudson Mezzanine Funding, 3.340%, due 06/12/42	625
39,151	C,S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	37,152
10,400	C	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	10,181
3,564	C	Residential Asset Mortgage Products, Inc., 3.013%, due 06/25/33	2,725
111,958	C	Structured Asset Securities Corp., 4.910%, due 06/25/33	112,639
4,838	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	4,838
			2,007,988
		Total Asset-Backed Securities (Cost $4,025,006)	3,236,484
COLLATERALIZED MORTGAGE OBLIGATIONS: 11.2%
186,576	C,S	American Home Mortgage Assets, 4.714%, due 11/25/46	139,810
237,929	#	Astoria Depositor Corp., 7.902%, due 05/01/21	235,550
301,128	C,S	Banc of America Alternative Loan Trust, 6.277%, due 11/25/21	276,700
283,161	C,S	Banc of America Alternative Loan Trust, 6.479%, due 04/25/37	262,112
5,161,372	C,S,^	Banc of America Commercial Mortgage, Inc., 0.291%, due 01/15/49	91,833
26,000	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	25,850

Principal Amount			Value
$10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	$9,808
19,152	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	19,086
135,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	104,840
20,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	20,806
439,610	C,S	Banc of America Funding Corp., 5.257%, due 09/20/35	418,399
852,685	C,S	Banc of America Funding Corp., 5.651%, due 06/20/37	812,385
319,448	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	297,826
248,275	C,S	Banc of America Mortgage Securities, Inc., 5.173%, due 09/25/35	235,827
109,686	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	105,776
116,007	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	106,885
31,958	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	31,601
101,051	C,S	Bank of America Alternative Loan Trust, 6.000%, due 06/25/35	101,228
37,863	C,S	Bear Stearns Alternative-A Trust, 2.713%, due 07/25/34	33,013
206,000	#,C,S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	163,180
260,000	C,S	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	269,568
258,675	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	265,451
337,850	C,S	Chase Mortgage Finance Corp., 5.409%, due 12/25/35	314,213
190,313	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	187,241
314,495	C,S	Chaseflex Trust, 6.500%, due 02/25/37	246,141
349,179	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	332,727
125,679	C,S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	121,334
114,000	C,S	Commercial Mortgage Pass-Through Certificates, 4.221%, due 03/10/39	112,865
102,237	C,S	Countrywide Alternative Loan Trust, 2.633%, due 11/25/46	65,271
6,876	C,S	Countrywide Alternative Loan Trust, 2.693%, due 02/25/35	6,389

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$215,680	C,S	Countrywide Alternative Loan Trust, 4.674%, due 11/25/46	$128,599
206,197	C,S	Countrywide Alternative Loan Trust, 5.408%, due 10/25/35	165,929
167,260	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	150,950
1,751,253	C,S	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	1,497,473
1,680,309	C,S	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	1,520,994
145,064	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	126,892
375,358	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	365,412
52,674	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	51,164
62,417	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	61,011
40,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.568%, due 04/15/62	42,267
130,018	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	116,782
65,075	C,S	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	65,201
525,359	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	536,756
167,525	C	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	150,693
44,598	C	First Horizon Asset Securities, Inc., 5.389%, due 10/25/35	43,664
114,019	C	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	112,206
100,000	C	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	104,167
4,904,312	C,^	GE Capital Commercial Mortgage Corp., 0.505%, due 06/10/48	65,729
52,526	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	52,384
33,837	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	34,232
194,073	C	GMAC Mortgage Corp. Loan Trust, 4.587%, due 10/19/33	181,295
389,795	C,S	GMAC Mortgage Corp. Loan Trust, 5.252%, due 03/18/35	370,448
390,324	C,S	GMAC Mortgage Corp. Loan Trust, 5.462%, due 11/19/35	370,075

Principal Amount			Value
$4,062,514	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	$74,784
135,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	135,853
123,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	93,424
62,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	45,717
50,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	34,831
179,000	C	GS Mortgage Securities Corp. II, 5.627%, due 04/10/38	138,610
88,033	#,C,S	GSMPS Mortgage Loan Trust, 2.743%, due 01/25/35	79,664
102,477	C	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	96,044
184,710	C	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	186,175
25,292	C	Harborview Mortgage Loan Trust, 2.848%, due 01/19/35	22,180
43,375	C	Homebanc Mortgage Trust, 3.253%, due 08/25/29	41,107
20,482	C	JPMorgan Alternative Loan Trust, 5.505%, due 01/25/36	17,895
14,513,832	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.045%, due 01/12/43	16,119
17,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,867
58,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	57,050
188,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	187,323
40,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	33,085
80,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	64,593
14,307	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	14,496
142,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	144,924
1,059,433	C,S,^	LB-UBS Commercial Mortgage Trust, 0.485%, due 02/15/40	28,540
23,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	22,813
190,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	188,889

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$280,000	C	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	$274,871
410,000	C,S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	410,485
108,992	C	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	109,006
22,000	C	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	19,292
20,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	20,045
60,000	C	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	60,369
161,000	C	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	138,861
273,000	C	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	265,284
86,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	62,411
64,000	C	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	47,263
128,000	C	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	91,882
631,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	655,776
83,534	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	87,036
136,000	C	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	118,577
5,621	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	5,543
43,109	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	43,618
3,401,860	#,C,^	Merrill Lynch Mortgage Trust, 0.177%, due 11/12/35	15,400
4,346,503	^	Merrill Lynch Mortgage Trust, 0.212%, due 10/12/41	72,035
805,832	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.544%, due 08/12/48	25,375
61,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	44,690
68,000	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	48,412
15,409	C	MLCC Mortgage Investors, Inc., 2.713%, due 01/25/29	14,603
37,627	C	MLCC Mortgage Investors, Inc., 2.723%, due 11/25/29	35,960
262,000	C	Morgan Stanley Capital I, 5.007%, due 01/14/42	259,732

Principal Amount			Value
$176,000	C	New York Mortgage Trust, Inc., 5.646%, due 05/25/36	$168,655
30,694	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	30,121
257,537	C	RAAC Series, 5.250%, due 09/25/34	244,152
15,044	C	Sequoia Mortgage Trust, 2.749%, due 01/20/35	14,333
24,607	C	Structured Asset Mortgage Investments, Inc., 2.738%, due 04/19/35	23,024
226,870	C	Thornburg Mortgage Securities Trust, 2.743%, due 12/25/33	226,022
49,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.209%, due 10/15/44	39,710
417,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.209%, due 10/15/44	357,366
10,000	C	Wachovia Bank Commercial Mortgage Trust, 5.243%, due 07/15/42	10,081
48,211	C	WaMu Mortgage Pass-Through Certificates, 5.636%, due 12/25/36	42,294
49,970	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.703%, due 01/25/45	40,561
29,840	C	Washington Mutual Mortgage Pass-through Certificates, 3.358%, due 06/25/44	28,447
197,000	C	Washington Mutual Mortgage Pass-through Certificates, 3.797%, due 06/25/34	193,236
729,797	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.604%, due 12/25/46	404,579
138,380	C	Washington Mutual Mortgage Pass-through Certificates, 4.604%, due 07/25/47	79,337
155,080	C	Washington Mutual Mortgage Pass-through Certificates, 4.714%, due 09/25/46	92,330
500,568	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	481,243
818,909	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.060%, due 12/25/46	671,505
1,607,273	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.294%, due 11/25/46	884,000
317,275	C	Washington Mutual Mortgage Pass-through Certificates, 5.492%, due 01/25/37	294,320
30,835	C	Washington Mutual Mortgage Pass-through Certificates, 5.492%, due 01/25/37	27,231
524,988	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.674%, due 06/25/37	480,362

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$245,867	C	Washington Mutual Mortgage Pass-through Certificates, 5.698%, due 06/25/37	$230,026
50,120	C	Washington Mutual Mortgage Pass-through Certificates, 5.817%, due 06/25/37	46,127
61,000	C	Washington Mutual Mortgage Pass-through Certificates, 5.819%, due 10/25/36	58,571
300,936	C	Washington Mutual Mortgage Pass-through Certificates, 5.875%, due 07/25/37	274,992
448,906	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.875%, due 07/25/37	426,835
193,906	C	Washington Mutual Mortgage Pass-through Certificates, 5.912%, due 07/25/37	183,355
209,751	C	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	202,938
280,523	C	Wells Fargo Mortgage-Backed Securities Trust, 5.995%, due 12/28/37	257,969
139,000	C	Wells Fargo Mortgage-Backed Securities Trust, 3.499%, due 06/25/35	135,180
330,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	318,113
323,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.787%, due 07/25/34	310,185
102,205	C	Wells Fargo Mortgage-Backed Securities Trust, 4.886%, due 08/25/34	97,546
246,973	C	Wells Fargo Mortgage-Backed Securities Trust, 5.111%, due 03/25/36	225,132
378,387	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.388%, due 08/25/35	358,731
170,172	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	162,415
54,697	C	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	51,658
209,467	C	Wells Fargo Mortgage-Backed Securities Trust, 5.643%, due 12/25/36	197,667
222,327	C	Wells Fargo Mortgage-Backed Securities Trust, 5.939%, due 11/25/36	205,803
200,381	C	Wells Fargo Mortgage-Backed Securities Trust, 5.947%, due 10/25/36	186,221
		Total Collateralized Mortgage Obligations (Cost $28,314,952)	25,157,920

Principal Amount				Value
MUNICIPAL BONDS: 0.5%
			California: 0.1%
	$119,000	C	City of San Diego, 7.125%, due 06/01/32	$111,677
				111,677
			Forida: 0.0%
	80,000	C	Florida State Board of Education, 4.750%, due 06/01/35	77,863
				77,863
			Louisiana: 0.1%
	192,000	C	State of Louisiana, 5.000%, due 10/15/17	207,160
				207,160
			Michigan: 0.2%
	400,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	369,040
				369,040
			Washington: 0.1%
	214,000	C	State of Washington, 5.000%, due 01/01/33	220,065
				220,065
			Total Municipal Bonds (Cost $1,013,158)	985,805
OTHER BONDS: 0.8%
			Foreign Government Bonds: 0.8%
JPY	199,095,500		Japan Government CPI Linked, 1.200%, due 12/10/17	1,870,903
			Total Other Bonds (Cost $1,907,804)	1,870,903
			Total Long-Term Investments (Cost $214,581,707)	223,989,290
SHORT-TERM INVESTMENTS: 14.4%
			Commercial Paper: 0.9%
	$2,000,000		UnitedHealth Group, Inc., Discount Note, due 06/02/08	1,999,689
			Total Commercial Paper (Cost $1,999,689)	1,999,689
Shares				Value
			Money Market: 0.8%
	1,725,000	**	ING Institutional Prime Money Market Fund	1,725,000
			Total Money Market (Cost $1,725,000)	1,725,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Principal Amount		Value
	Repurchase Agreement: 0.4%
$985,000	Deutsche Bank Repurchase Agreement dated 05/30/08, 2.280%, due 06/02/08, $985,187 to be received upon repurchase (Collateralized by $975,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $1,007,537, due 01/07/13)	$985,000
	Total Repurchase Agreement (Cost $985,000)	985,000
	Securities Lending Collateralcc: 12.3%
27,675,000	Bank of New York Mellon Corp. Institutional Cash Reserves	27,675,000
	Total Securities Lending Collateral (Cost $27,675,000)	27,675,000
	Total Short-Term Investments (Cost $32,384,689)	32,384,689

Total Investments in Securities (Cost $246,966,396)*	114.2%	$256,373,979
Other Assets and Liabilities - Net	(14.2)	(31,857,877)
Net Assets	100.0%	$224,516,102

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

I  Illiquid security

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

W  Settlement is on a when-issued or delayed-delivery basis with final maturity to be announced in the future.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at May 31, 2008.

**  Investment in affiliate

±  Defaulted security

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL  Brazilian Real

JPY  Japanese Yen

*  Cost for federal income tax purposes is $249,983,167.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$17,810,914
Gross Unrealized Depreciation	(11,420,102)
Net Unrealized Appreciation	$6,390,812

At May 31, 2008 the following forward foreign currency contracts were outstanding for the ING Balanced Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Brazil Real BRL 246,200	Sell	07/11/08	147,868	149,761	$(1,893)
British Pound Sterling GBP 398,500	Sell	06/26/08	772,052	787,849	(15,797)
Japanese Yen JPY 159,574,700	Sell	07/11/08	1,525,515	1,517,145	8,370
New Zealand Dollars NZD 1,498,500	Sell	07/11/08	1,175,705	1,165,736	9,969
					$649

ING Balanced Fund Open Futures Contracts on May 31, 2008:

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	12	$1,101,615	06/16/08	$(40,743)
Canada 10-Year Bond	9	1,065,670	09/19/08	(4,753)
Euro-Bund	8	1,392,949	06/06/08	(16,373)
Euro-Schatz	46	7,359,656	06/06/08	(172,912)
Long Gilt	5	1,047,997	09/26/08	(3,266)
S&P 500	2	700,300	06/19/08	(7,155)
U.S. Treasury 2-Year Note	18	3,791,250	09/30/08	8,016
U.S. Treasury 10-Year Note	23	2,585,344	09/19/08	13,069
				$(224,117)
Short Contracts
Japan 10-Year Bond (TSE)	1	(1,275,375)	06/11/08	$43,144
Japanese Government Bonds 10-Year Mini	4	(510,226)	06/10/08	18,238
U.S. Treasury 5-Year Note	20	(2,198,750)	09/30/08	(7,706)
U.S. Treasury Long Bond	2	(227,000)	09/19/08	(1,443)
				$52,233

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

ING Balanced Fund Credit Default Swap Agreements Outstanding on May 31, 2008:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lehman Brothers Special Financing Inc.	ABX.HE.AAA.06-1 Index	Buy	(0.180)%	07/25/45	USD	202,000	$1,416
Citibank N.A., New York	ABX.HE.AAA.07-1 Index	Sell	0.090%	08/25/37	USD	169,000	(11,725)
Lehman Brothers Special Financing Inc.	ABX.HE.AAA.07-1 Index	Sell	0.090%	08/25/37	USD	202,000	(16,505)
Lehman Brothers Special Financing Inc.	Agrium Inc. 8.250%, 02/15/11	Buy	(0.670)%	03/20/13	USD	293,000	(2,305)
Barclays Bank PLC, London	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.390)%	09/20/12	USD	210,000	3,759
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(1.000)%	03/20/13	USD	59,000	(278)
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.570)%	12/20/17	USD	2,022,000	63,295
JPMorgan Chase Bank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.430)%	09/20/12	USD	113,000	1,845
Lehman Brothers Special Financing Inc.	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.400)%	09/20/12	USD	227,000	3,974
Lehman Brothers Special Financing Inc.	AMBAC Financial Group Inc. 9.375%, 08/01/11	Buy	(5.000)%	03/20/13	USD	34,000	2,069
Lehman Brothers Special Financing Inc.	Assured Guaranty Corp. (no specified obligation)	Buy	(2.800)%	06/20/13	USD	40,226	2,172
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)%	09/20/17	USD	167,000	5,696
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)%	09/20/17	USD	186,000	4,104
Barclays Bank PLC, London	Bank of America Corp. 6.250%, 04/15/12	Sell	0.900%	03/20/13	USD	274,000	1,765
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)%	09/20/17	USD	113,000	7,428
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)%	09/20/17	USD	240,000	21,454
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)%	09/20/17	USD	242,000	15,734
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)%	09/20/17	USD	186,000	15,427
Lehman Brothers Special Financing Inc.	Belo Corp. 7.750%, 06/01/27	Buy	(3.450)%	03/20/13	USD	99,000	(5,683)
Merrill Lynch International	Belo Corp. 7.750%, 06/01/27	Buy	(2.050)%	12/20/17	USD	813,000	(8,548)
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(0.930)%	09/20/12	USD	124,000	5,127
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(1.400)%	09/20/14	USD	125,000	3,837
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	50,000	1,190
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	113,000	2,689
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)%	09/20/17	USD	240,000	10,533
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)%	06/20/13	USD	1,684,000	(36,404)
Citibank N.A., New York	CDX.NA.HY.10 Index	Buy	(5.000)%	06/20/13	USD	268,000	609
Citibank N.A., New York	CDX.NA.HY.10 Index	Buy	(5.000)%	06/20/13	USD	655,000	(24,274)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.10 Index	Sell	5.000%	06/20/13	USD	2,000,000	11,192
UBS AG	CDX.NA.HY.10 Index	Buy	(5.000)%	06/20/13	USD	517,000	(19,143)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	CDX.NA.HY.8 Index	Buy	(2.750)%	06/20/12	USD	489,060	$13,193
UBS AG	CDX.NA.HY.8 Index	Sell	2.750%	06/20/12	USD	476,190	(3,449)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.8 Index (15-25% Tranche)	Buy	(4.750)%	06/20/12	USD	608,000	45,224
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (15-25% Tranche)	Sell	7.050%	12/20/12	USD	304,000	(22,099)
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	180,000	(365)
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	424,000	(934)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	268,000	(116)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	337,000	2,487
Lehman Brothers Special Financing Inc.	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	507,000	(4,877)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	677,000	(8,175)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	677,000	(7,868)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.10 Index	Sell	1.550%	06/20/13	USD	7,000,000	7,372
UBS AG	CDX.NA.IG.10 Index	Buy	(1.550)%	06/20/13	USD	621,000	(2,396)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index	Sell	0.600%	12/20/12	USD	976,000	(4,258)
Citibank N.A., New York	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.740%	12/20/12	USD	297,000	5,988
Citibank N.A., New York	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.780%	12/20/12	USD	382,000	8,343
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.455%	12/20/12	USD	1,509,000	11,091
Citibank N.A., New York	CIT Group Inc. 7.750%, 04/02/12	Buy	(7.450)%	06/20/13	USD	51,000	(3,960)
Citibank N.A., New York	CIT Group Inc. 7.750%, 04/02/12	Buy	(5.650)%	06/20/13	USD	147,000	(2,049)
JPMorgan Chase Bank N.A., New York	Citizens Communications Co. 6.250%, 01/15/13	Buy	(3.800)%	03/20/13	USD	331,000	(10,577)
Morgan Stanley Capital Services Inc.	Citizens Communications Co. 6.250%, 01/15/13	Buy	(4.150)%	03/20/13	USD	82,000	(3,778)
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.800)%	03/20/13	USD	47,000	4,473
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.850)%	03/20/13	USD	56,000	5,239
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.700)%	03/20/13	USD	76,000	7,477
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	90,000	8,276
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	98,000	9,011
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(7.050)%	06/20/13	USD	60,000	5,444

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Lehman Brothers Special Financing Inc.	Clear Channel Communications 5.750%, 01/15/13	Buy	(8.450)%	03/20/13	USD	16,000	$674
Lehman Brothers Special Financing Inc.	Clear Channel Communications 5.750%, 01/15/13	Buy	(8.080)%	03/20/13	USD	167,000	9,021
Morgan Stanley Capital Services Inc.	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.850)%	06/20/13	USD	30,000	2,920
UBS AG	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	58,000	5,333
Citibank N.A., New York	CMBX.NA.AAA.1 Index	Buy	(0.100)%	10/12/52	USD	134,000	(1,977)
Citibank N.A., New York	CMBX.NA.AAA.4 Index	Buy	(0.350)%	02/17/51	USD	134,000	(280)
Citibank N.A., New York	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD	50,000	(738)
Merrill Lynch International	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD	270,000	(3,796)
Lehman Brothers Special Financing Inc.	Countrywide Home Loan 4.000%, 03/22/11	Sell	8.700%	12/20/12	USD	20,000	4,484
UBS AG	Countrywide Home Loan 4.000%, 03/22/11	Sell	9.000%	12/20/12	USD	20,000	4,704
Citibank N.A., New York	Countrywide Home Loan 6.000%, 01/24/18	Sell	2.500%	06/20/13	USD	109,000	634
Lehman Brothers Special Financing Inc.	Countrywide Home Loan 6.000%, 01/24/18	Buy	(2.850)%	06/20/13	USD	27,000	(535)
Credit Suisse International	D.R. Horton Inc. 5.375%, 06/15/12	Buy	(4.250)%	03/20/13	USD	82,000	(3,472)
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.640)%	03/20/18	USD	176,000	(585)
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)%	12/20/12	USD	51,000	1,768
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)%	12/20/17	USD	49,000	976
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	84,500	(270)
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600%	09/20/11	USD	84,000	143
Citibank N.A., New York	DTE Energy Co. 7.050%, 06/01/11	Buy	(0.700)%	06/20/11	USD	95,000	(392)
Citibank N.A., New York	Federal Home Loan Mortgage Corp. 5.500%, 09/15/11	Buy	(0.560)%	03/20/13	USD	195,000	(769)
Lehman Brothers Special Financing Inc.	Federal Home Loan Mortgage Corp. 5.500%, 09/15/11	Buy	(0.960)%	03/20/13	USD	85,000	(1,822)
Lehman Brothers Special Financing Inc.	Federal Home Loan Mortgage Corp. 5.875%, 03/21/11	Buy	(2.100)%	03/20/13	USD	85,000	(3,891)
Lehman Brothers Special Financing Inc.	Federal Home Loan Mortgage Corp. 5.875%, 03/21/11	Buy	(1.050)%	06/20/13	USD	268,000	125
Citibank N.A., New York	Federal National Mortgage Association 5.250%, 08/01/12	Buy	(1.300)%	06/20/13	USD	212,000	(2,221)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.250%, 08/01/12	Buy	(2.070)%	03/20/13	USD	85,000	(5,943)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.250%, 08/01/12	Buy	(1.470)%	03/20/13	USD	153,000	(2,725)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.560)%	03/20/13	USD	195,000	$(758)
Citibank N.A., New York	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.820)%	03/20/13	USD	360,000	(5,492)
Citibank N.A., New York	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.840)%	03/20/18	USD	360,000	(8,989)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.930)%	03/20/13	USD	85,000	(1,706)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.830)%	03/20/13	USD	160,000	(2,511)
Barclays Bank PLC, London	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	06/20/08	USD	732,000	31
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	07/20/08	USD	512,000	52
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)%	07/20/12	USD	128,000	75
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.800)%	07/20/12	USD	230,000	(391)
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.420)%	03/20/13	USD	398,000	(9,663)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.780)%	07/20/12	USD	527,500	(495)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.860)%	08/20/12	USD	148,000	(512)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.150)%	08/20/12	USD	354,000	(5,199)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.400%	01/20/13	USD	119,000	2,819
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.420)%	03/20/13	USD	280,000	(6,798)
Lehman Brothers Special Financing Inc.	Financial Security Assurance Inc. (no specified obligation)	Buy	(1.600)%	06/20/13	USD	100,565	5,010
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.350)%	12/20/12	USD	990,000	44,059
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.900)%	12/20/17	USD	559,000	21,354
Barclays Bank PLC, London	Gannett Co. 6.375%, 04/01/12	Buy	(0.780)%	09/20/14	USD	198,000	12,834
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.690)%	06/20/14	USD	287,000	19,592
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.860)%	09/20/14	USD	128,000	7,774
Barclays Bank PLC, London	GAP Inc. 8.800%, 12/15/08	Buy	(1.200)%	06/20/13	USD	81,000	(1,291)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08	Buy	(0.850)%	06/20/13	USD	33,000	(4)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08	Buy	(1.190)%	06/20/13	USD	36,000	(557)
Citibank N.A., New York	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.170%	03/20/13	USD	700,000	7,395

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC, London	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	105,000	$(4,176)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.960)%	12/20/12	USD	294,000	(285)
Lehman Brothers Special Financing Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	198,000	(759)
Morgan Stanley Capital Services Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	187,000	(717)
UBS AG	Harrah's Operating Co. Inc. 5.625%, 06/01/15	Buy	(7.450)%	03/20/13	USD	85,000	11,241
Lehman Brothers Special Financing Inc.	Hilton Hotels Corp. 7.625%, 12/01/12	Buy	(7.250)%	03/20/13	USD	72,500	2,511
Lehman Brothers Special Financing Inc.	Hilton Hotels Corp. 7.625%, 12/01/12	Buy	(7.650)%	03/20/13	USD	154,000	3,277
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)%	09/20/17	USD	186,000	5,463
Citibank N.A., New York	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)%	06/20/13	USD	268,000	1,288
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	161,575	(805)
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	959,353	1,972
Lehman Brothers Special Financing Inc.	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.060)%	12/20/12	USD	215,000	(9,435)
Barclays Bank PLC, London	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(2.450)%	06/20/13	USD	37,000	(426)
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	88,000	3,840
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	88,000	3,840
JPMorgan Chase Bank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(2.500)%	06/20/13	USD	116,000	(1,582)
Barclays Bank PLC, London	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)%	12/20/17	USD	94,000	2,524
Barclays Bank PLC, London	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)%	03/20/13	USD	47,000	2,481
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	120,000	13,947
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)%	12/20/12	USD	215,000	24,240
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)%	12/20/12	USD	187,000	20,236
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	126,000	14,645
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Buy	(1.200)%	12/20/12	USD	717,000	25,708
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Sell	1.300%	12/20/17	USD	427,000	(27,236)
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)%	03/20/13	USD	151,000	1,677
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)%	03/20/13	USD	215,000	5,105
JPMorgan Chase Bank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Sell	0.000%	09/20/08	USD	423,000	34,557
Barclays Bank PLC, London	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.860)%	09/20/12	USD	454,000	16,868

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC, London	Morgan Stanley 6.600%, 04/01/12	Buy	(1.040)%	12/20/12	USD	188,000	$2,903
Citibank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Buy	(1.080)%	12/20/12	USD	294,000	4,070
Barclays Bank PLC, London	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)%	06/20/13	USD	40,000	(986)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200%	06/20/12	USD	49,500	(5,646)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(5.250)%	03/20/13	USD	93,000	1,529
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(6.500)%	06/20/13	USD	115,000	(3,471)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)%	12/20/17	USD	286,000	38,691
Credit Suisse International	Norbord Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD	375,000	62,874
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD	49,500	6,737
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)%	12/20/17	USD	114,000	15,735
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	29,000	(316)
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	98,000	(1,069)
Lehman Brothers Special Financing Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.670)%	03/20/18	USD	293,000	(6,065)
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)%	03/20/13	USD	167,000	(1,895)
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	490,200	(54,058)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD	490,200	111,300
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)%	09/20/17	USD	240,000	14,952
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)%	09/20/17	USD	186,000	10,089
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	50,000	1,576
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	113,000	3,563
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)%	09/20/17	USD	186,000	7,654
Barclays Bank PLC, London	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.750)%	12/20/17	USD	94,000	2,097
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)%	09/20/17	USD	50,000	1,383
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)%	09/20/17	USD	186,000	8,568
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	109,000	11,045
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD	231,000	24,988
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD	311,000	31,797
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	203,000	21,867

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD	210,000	$20,146
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	217,000	23,375
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.000)%	06/20/12	USD	456,000	25,446
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	2.950%	03/20/13	USD	170,000	10,855
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	1.170%	03/20/13	USD	292,000	(7,522)
Citibank N.A., New York	Washington Mutual Inc. 5.250%, 09/15/17	Buy	(3.700)%	06/20/13	USD	109,000	(2,032)
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)%	09/20/17	USD	186,000	8,594
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)%	09/20/17	USD	167,000	5,737
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	253,000	12,060
Barclays Bank PLC, London	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	226,000	(6,330)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	268,494	1,237
Deutsche Bank AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	51,000	7,343
Lehman Brothers Special Financing Inc.	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	34,000	4,182
Merrill Lynch International	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	51,000	7,343
UBS AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(6.400)%	12/20/12	USD	62,000	14,736
UBS AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	177,000	7,179
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	161,000	10,437
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	322,000	20,874
							$820,733

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2008 (CONTINUED)

ING Balanced Fund Interest Rate Swap Agreements Outstanding on May 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate
equal to 4.04221%
and pay a floating rate
based on 3-month
USD-LIBOR Counterparty:
Citibank N.A., New York	12/13/09	USD	5,420,000	$132,417
Receive a fixed rate equal to 3.18600% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	04/22/10	USD	4,091,000	(15,624)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 2.87750% Counterparty: Citibank N.A., New York	04/14/11	USD	95,000	2,183
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	1,295,000	(36,939)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.27000% Counterparty: Citibank N.A., New York	01/23/18	USD	3,073,000	53,253
				$135,290

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2008

Shares			Value
COMMON STOCK: 98.4%
		Aerospace/Defense: 1.2%
40,500		Lockheed Martin Corp.	$4,432,320
			4,432,320
		Agriculture: 2.4%
161,100		Altria Group, Inc.	3,586,086
100,161	@	Philip Morris International, Inc.	5,274,478
			8,860,564
		Apparel: 0.4%
23,600		Nike, Inc.	1,613,532
			1,613,532
		Banks: 6.1%
89,000	L	Associated Banc-Corp.	2,430,590
67,300		Bank of America Corp.	2,288,873
92,800		Bank of New York Mellon Corp.	4,132,384
109,100	L	BB&T Corp.	3,433,377
70,100		PNC Financial Services Group, Inc.	4,503,925
134,700		US Bancorp.	4,470,693
63,400		Wachovia Corp.	1,508,920
			22,768,762
		Beverages: 1.9%
67,500		Coca-Cola Co.	3,865,050
50,500		PepsiCo, Inc.	3,449,150
			7,314,200
		Biotechnology: 0.6%
34,200	@	Genentech, Inc.	2,423,754
			2,423,754
		Chemicals: 1.3%
63,900		Eastman Chemical Co.	4,895,379
			4,895,379
		Computers: 4.8%
162,200	@	Cognizant Technology Solutions Corp.	5,722,416
280,600	@	EMC Corp.	4,893,664
52,900		International Business Machines Corp.	6,846,847
36,200		Seagate Technology, Inc.	775,404
			18,238,331
		Cosmetics/Personal Care: 3.3%
102,900		Avon Products, Inc.	4,019,274
125,824		Procter & Gamble Co.	8,310,675
			12,329,949
		Diversified Financial Services: 5.6%
320,700		Citigroup, Inc.	7,020,123
21,718	@@	Deutsche Boerse AG	3,117,581
187,662		Invesco Ltd.	5,222,633
130,300		Morgan Stanley	5,763,169
			21,123,506
		Electric: 2.3%
144,000		NSTAR	4,828,320
99,700		PG&E Corp.	3,947,123
			8,775,443

Shares			Value
		Electronics: 1.1%
84,800		Amphenol Corp.	$3,954,224
			3,954,224
		Engineering & Construction: 1.2%
57,402	@,@@,L	Foster Wheeler Ltd.	4,372,310
			4,372,310
		Entertainment: 1.0%
109,000		International Game Technology	3,886,940
			3,886,940
		Environmental Control: 0.8%
50,700	@	Stericycle, Inc.	2,955,810
			2,955,810
		Healthcare-Products: 4.7%
114,260	@@	Covidien Ltd.	5,723,283
123,000		Johnson & Johnson	8,209,020
91,900	@	St. Jude Medical, Inc.	3,744,925
			17,677,228
		Holding Companies-Diversified: 0.9%
91,566	@@	GEA Group AG	3,556,555
			3,556,555
		Household Products/Wares: 0.6%
33,000		Kimberly-Clark Corp.	2,105,400
			2,105,400
		Insurance: 3.9%
109,100		American International Group, Inc.	3,927,600
103,700	@@,L	Aspen Insurance Holdings Ltd.	2,650,572
80,100		Protective Life Corp.	3,362,598
94,100		Travelers Cos., Inc.	4,687,121
			14,627,891
		Internet: 3.3%
148,000	@	eBay, Inc.	4,441,480
13,761	@	Google, Inc. - Class A	8,061,194
			12,502,674
		Machinery-Diversified: 1.2%
70,200		Roper Industries, Inc.	4,565,808
			4,565,808
		Media: 0.9%
125,489	@	Discovery Holding Co.	3,286,557
			3,286,557
		Mining: 2.4%
71,700		Alcoa, Inc.	2,910,303
37,600	L	Freeport-McMoRan Copper & Gold, Inc.	4,350,696
20,600	@@	Xstrata PLC	1,630,057
			8,891,056
		Miscellaneous Manufacturing: 4.1%
200,885		General Electric Co.	6,171,187
92,800		Honeywell International, Inc.	5,532,736
28,200		SPX Corp.	3,747,216
			15,451,139

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas: 10.1%
49,800		Anadarko Petroleum Corp.	$3,733,506
29,900		Apache Corp.	4,008,394
42,400	@@	ENI S.p.A. ADR	3,459,416
188,300		ExxonMobil Corp.	16,713,508
82,000	@@	Royal Dutch Shell PLC ADR - Class A	7,010,180
51,100		XTO Energy, Inc.	3,250,982
			38,175,986
		Oil & Gas Services: 3.8%
189,400		BJ Services Co.	5,719,880
97,500		Halliburton Co.	4,736,550
39,200		Schlumberger Ltd.	3,964,296
			14,420,726
		Pharmaceuticals: 6.4%
124,250		Abbott Laboratories	7,001,488
44,900		AmerisourceBergen Corp.	1,855,717
74,300	@,L	Hospira, Inc.	3,116,142
197,000		Merck & Co., Inc.	7,675,120
97,100	@@,L	Teva Pharmaceutical Industries Ltd. ADR	4,440,383
			24,088,850
		Retail: 5.8%
37,600		CVS Caremark Corp.	1,608,904
39,728		Darden Restaurants, Inc.	1,360,684
132,200		Home Depot, Inc.	3,616,992
25,400		McDonald's Corp.	1,506,728
120,800		Ross Stores, Inc.	4,423,696
95,800		TJX Cos., Inc.	3,071,348
107,059		Wal-Mart Stores, Inc.	6,181,587
			21,769,939
		Semiconductors: 2.1%
339,700		Intel Corp.	7,874,246
			7,874,246
		Software: 5.7%
71,900	@	Adobe Systems, Inc.	3,167,914
90,900	@,L	Ansys, Inc.	4,299,570
289,718		Microsoft Corp.	8,204,814
255,500	@	Oracle Corp.	5,835,620
			21,507,918
		Telecommunications: 4.7%
1		Fairpoint Communications, Inc.	9
147,200		Qualcomm, Inc.	7,145,088
339,200	L	Sprint Nextel Corp.	3,174,912
192,600		Verizon Communications, Inc.	7,409,322
			17,729,331
		Toys/Games/Hobbies: 1.1%
7,700	@@	Nintendo Co., Ltd.	4,241,139
			4,241,139
		Transportation: 2.7%
57,400	L	Tidewater, Inc.	3,922,142
77,200		Union Pacific Corp.	6,354,332
			10,276,474
		Total Common Stock (Cost $339,393,366 )	370,693,941

Shares			Value
SHORT-TERM INVESTMENTS: 6.6%
		Mutual Fund: 1.8%
6,800,000	**,S	ING Institutional Prime Money Market Fund	$6,800,000
		Total Mutual Fund (Cost $6,800,000 )	6,800,000

Principal Amount		Value
	Repurchase Agreement: 0.3%
$951,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $951,174 to be received upon repurchase (Collateralized by $1,780,000 Resolution Funding Corporation, Discount Note, Market Value $971,916, due 10/15/20)	951,000
	Total Repurchase Agreement (Cost $951,000 )	951,000
	Securities Lending Collateralcc: 4.5%
16,928,000	Bank of New York Mellon Corp. Institutional Cash Reserves	16,928,000
	Total Securities Lending Collateral (Cost $16,928,000 )	16,928,000
	Total Short-Term Investments (Cost $24,679,000 )	24,679,000

Total Investments in Securities (Cost $364,072,366)*	105.0%	$395,372,941
Other Assets and Liabilities - Net	(5.0)	(18,698,075)
Net Assets	100.0%	$376,674,866

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at May 31, 2008.

**  Investment in affiliate

*  Cost for federal income tax purposes is $366,664,137.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$38,406,277
Gross Unrealized Depreciation	(9,697,473)
Net Unrealized Appreciation	$28,708,804

ING Growth and Income Fund Open Futures Contracts on May 31, 2008

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	7	$490,210	06/20/08	$42,721
				$42,721

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND  AS OF MAY 31, 2008

Shares			Value
COMMON STOCK: 116.8%
		Aerospace/Defense: 2.4%
1,600		Goodrich Corp.	$103,696
1,400		Lockheed Martin Corp.	153,216
			256,912
		Agriculture: 2.3%
3,700		Altria Group, Inc.	82,362
3,100	@	Philip Morris International, Inc.	163,246
			245,608
		Apparel: 0.6%
900		Nike, Inc.	61,533
			61,533
		Banks: 8.9%
3,100		Associated Banc-Corp.	84,661
3,700		Bank of America Corp.	125,837
4,900		Bank of New York Mellon Corp.	218,197
2,800		BB&T Corp.	88,116
2,600		PNC Financial Services Group, Inc.	167,050
4,900		US Bancorp.	162,631
3,800		Wachovia Corp.	90,440
			936,932
		Beverages: 2.3%
2,100		Coca-Cola Co.	120,246
1,800		PepsiCo, Inc.	122,940
			243,186
		Biotechnology: 0.4%
600	@	Genentech, Inc.	42,522
			42,522
		Chemicals: 3.2%
1,800		Celanese Corp.	87,660
3,300		Eastman Chemical Co.	252,813
			340,473
		Computers: 6.2%
5,200	@	Cognizant Technology Solutions Corp.	183,456
7,700	@	EMC Corp.	134,288
27,000	@@	InnoLux Display Corp.	75,647
1,700		International Business Machines Corp.	220,031
2,000		Seagate Technology, Inc.	42,840
			656,262
		Cosmetics/Personal Care: 3.2%
3,200		Avon Products, Inc.	124,992
3,216		Procter & Gamble Co.	212,417
			337,409
		Diversified Financial Services: 4.8%
6,800		Citigroup, Inc.	148,852
599	@@	Deutsche Boerse AG	85,985
3,589		Invesco Ltd.	99,882
2,700		Morgan Stanley	119,421
1,900		National Financial Partners Corp.	46,398
			500,538

Shares			Value
		Electric: 5.0%
6,700		Centerpoint Energy, Inc.	$113,498
5,900		NSTAR	197,827
5,400		PG&E Corp.	213,786
			525,111
		Electronics: 1.2%
2,600		Amphenol Corp.	121,238
			121,238
		Engineering & Construction: 1.0%
1,400	@,@@	Foster Wheeler Ltd.	106,638
			106,638
		Entertainment: 1.0%
3,000		International Game Technology	106,980
			106,980
		Environmental Control: 0.8%
1,500	@	Stericycle, Inc.	87,450
			87,450
		Food: 1.0%
2,000	@@	Cadbury PLC ADR	107,380
			107,380
		Healthcare-Products: 4.7%
3,100	@@	Covidien Ltd.	155,279
3,300		Johnson & Johnson	220,242
2,900	@	St. Jude Medical, Inc.	118,175
			493,696
		Healthcare-Services: 1.0%
3,000	@	Community Health Systems, Inc.	108,090
			108,090
		Holding Companies-Diversified: 1.0%
2,790	@@	GEA Group AG	108,368
			108,368
		Household Products/Wares: 0.5%
900		Kimberly-Clark Corp.	57,420
			57,420
		Insurance: 4.1%
3,200		American International Group, Inc.	115,200
3,000	@@	Aspen Insurance Holdings Ltd.	76,680
2,900		Protective Life Corp.	121,742
2,400		Travelers Cos., Inc.	119,544
			433,166
		Internet: 3.2%
3,900	@	eBay, Inc.	117,039
372	@	Google, Inc. - Class A	217,918
			334,957
		Machinery-Diversified: 1.1%
1,700		Roper Industries, Inc.	110,568
			110,568
		Media: 1.0%
3,946	@	Discovery Holding Co.	103,346
			103,346

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Mining: 3.4%
1,500		Alcoa, Inc.	$60,885
1,300		Freeport-McMoRan Copper & Gold, Inc.	150,423
1,914	@@	Xstrata PLC	151,453
			362,761
		Miscellaneous Manufacturing: 4.0%
5,100		General Electric Co.	156,672
2,600		Honeywell International, Inc.	155,012
800		SPX Corp.	106,304
			417,988
		Oil & Gas: 12.2%
1,400		Anadarko Petroleum Corp.	104,958
2,000		Apache Corp.	268,120
1,100	@@	ENI S.p.A. ADR	89,749
6,000		ExxonMobil Corp.	532,560
2,400	@@	Royal Dutch Shell PLC ADR - Class A	205,176
1,300		XTO Energy, Inc.	82,706
			1,283,269
		Oil & Gas Services: 3.5%
4,700		BJ Services Co.	141,940
2,200		Halliburton Co.	106,876
1,200		Schlumberger Ltd.	121,356
			370,172
		Pharmaceuticals: 7.2%
3,300		Abbott Laboratories	185,955
1,900		AmerisourceBergen Corp.	78,527
2,700	@	Hospira, Inc.	113,238
6,800		Merck & Co., Inc.	264,928
2,600	@@	Teva Pharmaceutical Industries Ltd. ADR	118,898
			761,546
		Retail: 6.5%
2,900		CVS Caremark Corp.	124,091
1,440		Darden Restaurants, Inc.	49,320
4,300		Home Depot, Inc.	117,648
1,100		McDonald's Corp.	65,252
3,200		Ross Stores, Inc.	117,184
3,400		TJX Cos., Inc.	109,004
1,800		Wal-Mart Stores, Inc.	103,932
			686,431
		Semiconductors: 2.6%
11,900		Intel Corp.	275,842
			275,842
		Software: 7.6%
2,700	@	Adobe Systems, Inc.	118,962
2,800	@	Ansys, Inc.	132,440
7,000		Microsoft Corp.	198,240
15,200	@	Oracle Corp.	347,167
			796,809
		Telecommunications: 5.1%
5,700		Qualcomm, Inc.	276,678
10,000		Sprint Nextel Corp.	93,600
4,400		Verizon Communications, Inc.	169,268
			539,546

Shares			Value
		Toys/Games/Hobbies: 1.1%
200	@@	Nintendo Co., Ltd.	$110,159
			110,159
		Transportation: 2.7%
1,700		Tidewater, Inc.	116,161
2,000		Union Pacific Corp.	164,620
			280,781
		Total Common Stock (Cost $11,521,057 )	12,311,087
SHORT-TERM INVESTMENTS: 2.8%
		Mutual Fund: 1.7%
180,000	**,S	ING Institutional Prime Money Market Fund	180,000
		Total Mutual Fund (Cost $180,000 )	180,000
Principal Amount			Value
		Repurchase Agreement: 1.1%
$113,000	S	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $113,021 to be received upon repurchase (Collateralized by $215,000 Resolution Funding Corporation, Discount Note, Market Value $117,394, due 10/15/20)	113,000
		Total Repurchase Agreement (Cost $113,000 )	113,000
		Total Short-Term Investments (Cost $293,000 )	293,000

Total Investments in Securities (Cost $11,814,057)*	119.6%	$12,604,087
Other Assets and Liabilities - Net	(19.6)	(2,069,512)
Net Assets	100.0%	$10,534,575

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**  Investment in affiliate

*  Cost for federal income tax purposes is $11,897,004

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,015,518
Gross Unrealized Depreciation	(308,435)
Net Unrealized Appreciation	$707,083

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING 130/30 FUNDAMENTAL RESEARCH FUND  AS OF MAY 31, 2008 (CONTINUED)

The following short positions were held by the ING 130/30
Fundamental Research Fund at May 31, 2008:

Shares	Descriptions	Market Value
(500)	BlackRock, Inc.	$(112,495)
(1,200)	Caterpillar, Inc.	(99,168)
(2,600)	Comscore, Inc.	(63,700)
(3,900)	Dow Chemical Corp.	(157,560)
(2,100)	Eli Lilly & Co.	(101,094)
(900)	Entergy Corp.	(108,693)
(1,100)	FirstEnergy Corp.	(86,581)
(3,200)	Intuit, Inc.	(92,672)
(3,200)	Kraft Foods, Inc.	(103,936)
(2,800)	Lazard Ltd.	(106,652)
(3,200)	Lg Philips Lcd Co., Ltd.	(70,528)
(3,700)	Linear Technology Corp.	(136,049)
(1,500)	Northern Trust Corp.	(114,000)
(2,400)	Pioneer Natural Resources Co.	(172,296)
(2,000)	Plum Creek Timber Co., Inc.	(93,300)
(1,700)	Rockwell Collins, Inc.	(104,329)
(2,800)	SAP AG ADR	(152,880)
(3,200)	Texas Instruments, Inc.	(103,936)
(1,300)	W.W. Grainger, Inc.	(118,638)
(1,700)	Wisconsin Energy Corp.	(81,668)
	Total Short Positions (Proceeds $1,997,129)	$(2,180,175)

ING 130/30 Fundamental Research Fund Open Futures Contracts on May 31, 2008

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	3	$210,090	06/20/08	$334
				$334

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2008

Shares			Value
COMMON STOCK: 90.3%
		Advertising: 0.5%
15,622	@	inVentiv Health, Inc.	$510,839
			510,839
		Aerospace/Defense: 2.4%
11,800		DRS Technologies, Inc.	929,604
19,900	@	Moog, Inc.	902,266
9,800	@	Teledyne Technologies, Inc.	545,664
			2,377,534
		Apparel: 0.6%
18,456	@,@@	Gildan Activewear, Inc.	542,791
			542,791
		Auto Parts & Equipment: 0.6%
32,100		ArvinMeritor, Inc.	480,537
11,600		Cooper Tire & Rubber Co.	127,368
			607,905
		Banks: 4.5%
78,059		Bank Mutual Corp.	865,674
31,800		FirstMerit Corp.	642,678
14,300		Hancock Holding Co.	636,207
11,800		Prosperity Bancshares, Inc.	376,892
15,400	@	SVB Financial Group	789,250
32,700		Synovus Financial Corp.	375,723
33,300	@	Texas Capital Bancshares, Inc.	603,396
3,862		UMB Financial Corp.	201,481
			4,491,301
		Biotechnology: 2.1%
4,600	@	Alexion Pharmaceuticals, Inc.	328,210
6,300	@	Bio-Rad Laboratories, Inc.	563,724
83,994	@	Human Genome Sciences, Inc.	493,885
5,400	@	Myriad Genetics, Inc.	261,468
45,893	@	Third Wave Technologies, Inc.	486,925
			2,134,212
		Chemicals: 2.4%
17,000		Albemarle Corp.	755,990
10,500		Cytec Industries, Inc.	663,180
12,300		HB Fuller Co.	305,901
32,600		Hercules, Inc.	672,538
			2,397,609
		Commercial Services: 3.6%
8,700	@	Advisory Board Co.	401,679
10,900		Arbitron, Inc.	543,474
25,300		Deluxe Corp.	570,009
7,300		DeVry, Inc.	416,465
9,600	@	FTI Consulting, Inc.	576,576
29,900	@	Geo Group, Inc.	687,401
27,400	@	TrueBlue, Inc.	398,944
			3,594,548
		Computers: 1.9%
14,800	@	CACI International, Inc.	754,356
96,000	@	Mentor Graphics Corp.	1,118,396
			1,872,752

Shares			Value
		Distribution/Wholesale: 1.1%
25,060	@	Brightpoint, Inc.	$246,841
22,100	@	Tech Data Corp.	808,639
			1,055,480
		Diversified Financial Services: 3.2%
8,100	@	Affiliated Managers Group, Inc.	830,250
4,200		Greenhill & Co., Inc.	253,050
8,300	@	Investment Technology Group, Inc.	349,430
19,304	@	KBW, Inc.	475,264
32,500		OptionsXpress Holdings, Inc.	742,300
14,254		Waddell & Reed Financial, Inc.	504,021
			3,154,315
		Electric: 1.8%
16,300		Cleco Corp.	407,174
15,800		Idacorp, Inc.	484,428
40,100		Portland General Electric Co.	938,741
			1,830,343
		Electrical Components & Equipment: 1.6%
26,000	@	Advanced Energy Industries, Inc.	411,840
5,400		Ametek, Inc.	277,020
48,100	@	Greatbatch, Inc.	901,875
			1,590,735
		Electronics: 5.0%
11,900	@	Cymer, Inc.	367,948
13,700	@	FEI Co.	321,128
40,300	@	NU Horizons Electronics Corp.	231,725
42,100	@	Orbotech Ltd.	721,173
27,100	@	Plexus Corp.	765,033
25,000		Technitrol, Inc.	498,750
17,300	@	Thomas & Betts Corp.	734,731
18,600	@	Varian, Inc.	1,032,114
12,000		Watts Water Technologies, Inc.	340,320
			5,012,922
		Environmental Control: 1.1%
32,600	@	Waste Connections, Inc.	1,070,258
			1,070,258
		Food: 1.6%
19,100		Corn Products International, Inc.	897,891
25,600		Flowers Foods, Inc.	720,128
			1,618,019
		Gas: 2.5%
18,900		New Jersey Resources Corp.	629,559
34,600		Vectren Corp.	1,020,700
23,200		WGL Holdings, Inc.	809,448
			2,459,707
		Hand/Machine Tools: 0.7%
15,200		Regal-Beloit Corp.	706,800
			706,800
		Healthcare-Products: 3.0%
22,650	@	ev3, Inc.	225,368
16,200	@	Hologic, Inc.	389,286
21,000		Meridian Bioscience, Inc.	615,930
41,239	@	Micrus Endovascular Corp.	466,413
10,800	@,@@	Orthofix International NV	351,432

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Healthcare-Products (continued)
50,350	@	Spectranetics Corp.	$548,815
30,325	@	Volcano Corp.	422,731
			3,019,975
		Healthcare-Services: 1.5%
12,500	@	Magellan Health Services, Inc.	503,125
4,200	@	Pediatrix Medical Group, Inc.	226,086
12,200		Universal Health Services, Inc.	793,000
			1,522,211
		Household Products/Wares: 0.3%
14,400	@	Jarden Corp.	270,000
			270,000
		Housewares: 0.9%
23,600		Toro Co.	922,288
			922,288
		Insurance: 4.8%
32,121	@@	Aspen Insurance Holdings Ltd.	821,013
14,100		Delphi Financial Group	407,349
21,000		Fidelity National Title Group, Inc.	359,100
16,800		Hanover Insurance Group, Inc.	774,480
16,500	@@	Platinum Underwriters Holdings Ltd.	585,255
15,800	@	ProAssurance Corp.	809,434
12,400		Reinsurance Group of America	637,608
19,636		Selective Insurance Group	429,636
			4,823,875
		Internet: 2.4%
36,514	@	Cogent Communications Group, Inc.	600,655
38,050	@	Trizetto Group	816,934
56,900	@	Websense, Inc.	1,000,871
			2,418,460
		Machinery-Diversified: 3.2%
18,400	@	Gardner Denver, Inc.	976,304
13,000		Nordson Corp.	934,050
9,100		Tennant Co.	320,047
19,700		Wabtec Corp.	917,429
			3,147,830
		Media: 0.6%
44,000		Entercom Communications Corp.	425,920
36,400		GateHouse Media, Inc.	152,516
			578,436
		Metal Fabricate/Hardware: 1.1%
21,000		Commercial Metals Co.	768,600
8,800	@	Ladish Co., Inc.	286,088
			1,054,688
		Mining: 0.4%
19,200	@	Coeur d'Alene Mines Corp.	60,096
6,600	@	RTI International Metals, Inc.	284,328
			344,424
		Miscellaneous Manufacturing: 0.8%
25,100		Barnes Group, Inc.	801,694
			801,694

Shares			Value
		Oil & Gas: 3.1%
12,500	@	Carrizo Oil & Gas, Inc.	$837,000
40,600	@	EXCO Resources, Inc.	1,012,564
33,600	@	Parallel Petroleum Corp.	705,936
7,300	@	Unit Corp.	559,837
			3,115,337
		Oil & Gas Services: 3.2%
28,000	@	Cal Dive International, Inc.	391,440
5,500	@	Core Laboratories NV	752,510
6,400	@	Dril-Quip, Inc.	373,376
48,500	@	Global Industries Ltd.	836,625
40,400	@	Tetra Technologies, Inc.	869,408
			3,223,359
		Packaging & Containers: 1.9%
27,800	@	Crown Holdings, Inc.	802,030
19,300		Silgan Holdings, Inc.	1,104,539
			1,906,569
		Pharmaceuticals: 2.5%
54,200	@	Akorn, Inc.	257,450
19,100	@	BioMarin Pharmaceuticals, Inc.	729,047
8,675	@	KV Pharmaceutical Co.	216,962
18,100		Mylan Laboratories	241,635
15,500		Omnicare, Inc.	379,440
6,800	@	United Therapeutics Corp.	649,468
			2,474,002
		Retail: 6.7%
22,900		Casey's General Stores, Inc.	501,281
13,200	@	Gymboree Corp.	609,048
35,300	@	Jack in the Box, Inc.	867,321
30,616	@	JOS A Bank Clothiers, Inc.	832,755
7,600		Longs Drug Stores Corp.	360,392
19,100	@	Pantry, Inc.	233,020
31,400	@	Papa John's International, Inc.	924,102
14,600		Phillips-Van Heusen	663,278
29,400		Regis Corp.	891,996
58,350		Stage Stores, Inc.	788,309
			6,671,502
		Savings & Loans: 1.5%
16,605		First Niagara Financial Group, Inc.	235,293
50,274		NewAlliance Bancshares, Inc.	673,672
61,300		Westfield Financial, Inc.	601,966
			1,510,931
		Semiconductors: 5.8%
36,200	@	DSP Group, Inc.	301,908
70,100	@	Emulex Corp.	982,802
96,300	@	Entegris, Inc.	740,547
30,900	@	Fairchild Semiconductor International, Inc.	463,500
36,000	@	Formfactor, Inc.	785,880
26,800		Micrel, Inc.	257,280
89,500	@	ON Semiconductor Corp.	885,155
17,600	@	Teradyne, Inc.	241,824
45,106	@,@@	Verigy Ltd.	1,152,007
			5,810,903
		Software: 3.4%
20,500	@	Ansys, Inc.	969,650
88,100	@	Epicor Software Corp.	755,898

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Software (continued)
44,100	@	Parametric Technology Corp.	$828,198
10,200	@	Progress Software Corp.	317,628
22,650	@	THQ, Inc.	485,843
			3,357,217
		Telecommunications: 4.1%
66,900		Alaska Communications Systems Group, Inc.	865,686
10,300	@	CommScope, Inc.	564,955
60,300	@	Foundry Networks, Inc.	820,080
15,300		Otelco, Inc.	251,991
46,545	@	RCN Corp.	563,660
27,000	@	SBA Communications Corp.	1,004,940
			4,071,312
		Transportation: 1.9%
17,600		General Maritime Corp.	496,848
24,900		Heartland Express, Inc.	383,460
29,100		Horizon Lines, Inc.	365,787
9,700	@	HUB Group, Inc.	349,976
15,200	@@	Stealthgas, Inc.	258,704
			1,854,775
		Total Common Stock (Cost $89,061,567)	89,927,858
REAL ESTATE INVESTMENT TRUSTS: 5.4%
		Apartments: 0.7%
14,449		Home Properties, Inc.	739,789
			739,789
		Diversified: 1.6%
22,600		Digital Realty Trust, Inc.	955,980
43,100		Lexington Corporate Properties Trust	671,929
			1,627,909
		Health Care: 0.9%
8,000		Nationwide Health Properties, Inc.	273,040
26,500		Senior Housing Properties Trust	588,565
			861,605
		Hotels: 0.6%
17,100		LaSalle Hotel Properties	561,222
			561,222
		Mortgage: 0.3%
11,400	@	Hatteras Financial Corp.	303,810
			303,810
		Office Property: 0.7%
27,850		BioMed Realty Trust, Inc.	731,898
			731,898
		Warehouse/Industrial: 0.6%
60,950		DCT Industrial Trust, Inc.	594,263
			594,263
		Total Real Estate Investment Trusts (Cost $5,573,851)	5,420,496

Shares			Value
EXCHANGE-TRADED FUNDS: 2.5%
		Exchange-Traded Funds: 2.5%
33,475		iShares Russell 2000 Index Fund	$2,495,227
		Total Exchange-Traded Funds (Cost $2,373,650)	2,495,227
		Total Long-Term Investments (Cost $97,009,068)	97,843,581
SHORT-TERM INVESTMENTS: 1.7%
		Mutual Fund: 1.3%
1,300,000	**	ING Institutional Prime Money Market Fund	1,300,000
		Total Mutual Fund (Cost $1,300,000)	1,300,000

Principal Amount		Value
	Repurchase Agreement: 0.4%
$429,000	Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $429,079 to be received upon repurchase (Collateralized by $430,000 Federal Home Loan Mortgage Corporation, 5.700%, Market Value plus accrued interest $442,334, due 10/02/17)	429,000
	Total Repurchase Agreement (Cost $429,000)	429,000
	Total Short-Term Investments (Cost $1,729,000)	1,729,000

Total Investments in Securities (Cost $98,738,068)*	99.9%	$99,572,581
Other Assets and Liabilities - Net	0.1	68,949
Net Assets	100.0%	$99,641,530

@  Non-income producing security

@@  Foreign Issuer

**  Investment in affiliate

*  Cost for federal income tax purposes is $98,816,040.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,538,652
Gross Unrealized Depreciation	(8,782,111)
Net Unrealized Appreciation	$756,541

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008

Shares			Value
COMMON STOCK: 93.2%
		Advertising: 0.2%
4,500	@	Interpublic Group of Cos., Inc.	$44,865
3,140	S	Omnicom Group	153,891
			198,756
		Aerospace/Defense: 2.3%
6,620	S	Boeing Co.	547,937
3,780	S	General Dynamics Corp.	348,327
1,260	S	Goodrich Corp.	81,661
1,260	S	L-3 Communications Holdings, Inc.	135,311
3,180	S	Lockheed Martin Corp.	348,019
3,150	S	Northrop Grumman Corp.	237,699
3,980	S	Raytheon Co.	254,163
1,580	S	Rockwell Collins, Inc.	96,965
8,720	S	United Technologies Corp.	619,469
			2,669,551
		Agriculture: 1.5%
18,900	S	Altria Group, Inc.	420,714
5,680	S	Archer-Daniels-Midland Co.	225,496
18,900	@,S	Philip Morris International, Inc.	995,274
1,780	S	Reynolds American, Inc.	97,758
1,460		UST, Inc.	80,636
			1,819,878
		Airlines: 0.1%
7,020	S	Southwest Airlines Co.	91,681
			91,681
		Apparel: 0.3%
3,560	S	Nike, Inc.	243,397
840	S	VF Corp.	63,588
			306,985
		Auto Manufacturers: 0.3%
19,840	@,S	Ford Motor Co.	134,912
5,340	S	General Motors Corp.	91,314
3,360	S	Paccar, Inc.	179,390
			405,616
		Auto Parts & Equipment: 0.2%
2,500	@,S	Goodyear Tire & Rubber Co.	63,525
5,160	S	Johnson Controls, Inc.	175,750
			239,275
		Banks: 4.4%
39,900	S	Bank of America Corp.	1,356,999
10,180	S	Bank of New York Mellon Corp.	453,315
4,640	S	BB&T Corp.	146,021
3,360	S	Capital One Financial Corp.	161,683
1,460		Comerica, Inc.	54,283
5,020		Fifth Third Bancorp.	93,874
1,260	S	First Horizon National Corp.	12,083
3,660	S	Huntington Bancshares, Inc.	32,611
3,880	S	Keycorp.	75,544
770		M&T Bank Corp.	66,728
2,520		Marshall & Ilsley Corp.	58,565
6,080	S	National City Corp.	35,507
1,980	S	Northern Trust Corp.	150,480
3,170	S	PNC Financial Services Group, Inc.	203,673
6,000	S	Regions Financial Corp.	106,920
3,560	S	State Street Corp.	256,391
3,260	S	SunTrust Bank	170,205

Shares			Value
15,540	S	US Bancorp.	$515,773
18,840	S	Wachovia Corp.	448,392
29,500	S	Wells Fargo & Co.	813,315
1,040		Zions Bancorp.	44,814
			5,257,176
		Beverages: 2.2%
6,100	S	Anheuser-Busch Cos., Inc.	350,506
840	S	Brown-Forman Corp.	63,151
17,860	S	Coca-Cola Co.	1,022,664
2,820		Coca-Cola Enterprises, Inc.	56,795
1,980	@	Constellation Brands, Inc.	42,214
1,460	S	Molson Coors Brewing Co.	84,680
1,460		Pepsi Bottling Group, Inc.	47,333
14,280	S	PepsiCo, Inc.	975,324
			2,642,667
		Biotechnology: 1.3%
9,760	@,S	Amgen, Inc.	429,733
2,820	@,S	Biogen Idec, Inc.	176,955
3,980	@,S	Celgene Corp.	242,223
2,420	@,S	Genzyme Corp.	165,673
8,300	@,S	Gilead Sciences, Inc.	459,156
530	@	Millipore Corp.	38,505
			1,512,245
		Building Materials: 0.1%
3,660		Masco Corp.	67,856
1,780	S	Trane, Inc.	82,628
			150,484
		Chemicals: 2.0%
2,100	S	Air Products & Chemicals, Inc.	214,032
720		Ashland, Inc.	38,642
8,500	S	Dow Chemical Co.	343,400
840		Eastman Chemical Co.	64,352
1,780		Ecolab, Inc.	79,797
7,980	S	EI Du Pont de Nemours & Co.	382,322
1,040		Hercules, Inc.	21,455
840	S	International Flavors & Fragrances, Inc.	35,246
4,840	S	Monsanto Co.	616,616
1,580	S	PPG Industries, Inc.	99,587
2,840	S	Praxair, Inc.	269,970
1,260		Rohm & Haas Co.	68,015
840	S	Sherwin-Williams Co.	47,166
1,260		Sigma-Aldrich Corp.	74,038
			2,354,638
		Coal: 0.3%
1,810	S	Consol Energy, Inc.	176,584
2,420	S	Peabody Energy Corp.	178,886
			355,470
		Commercial Services: 1.0%
1,460	@	Apollo Group, Inc. - Class A	69,773
4,620	S	Automatic Data Processing, Inc.	198,891
1,260	@	Convergys Corp.	20,324
1,460	S	Equifax, Inc.	55,714
3,140		H&R Block, Inc.	73,288
3,020	S	McKesson Corp.	174,103
1,260	@,S	Monster Worldwide, Inc.	31,109
2,080	S	Moody's Corp.	77,126
3,140	S	Paychex, Inc.	108,487

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Commercial Services (continued)
1,560		Robert Half International, Inc.	$38,345
2,100		RR Donnelley & Sons Co.	68,943
1,980		Total System Services, Inc.	48,550
6,620	S	Western Union Co.	156,497
			1,121,150
		Computers: 4.7%
840	@	Affiliated Computer Services, Inc.	45,528
7,780	@,S	Apple, Inc.	1,468,475
3,020	@,S	Cognizant Technology Solutions Corp.	106,546
1,580	@	Computer Sciences Corp.	77,657
18,560	@,S	Dell, Inc.	427,994
4,820	S	Electronic Data Systems Corp.	118,042
18,700	@,S	EMC Corp.	326,128
21,860	S	Hewlett-Packard Co.	1,028,732
12,400	S	International Business Machines Corp.	1,604,932
840	@	Lexmark International, Inc.	30,962
3,540	@,S	NetApp, Inc.	86,305
2,300	@,S	Sandisk Corp.	65,113
7,640	@,S	Sun Microsystems, Inc.	98,938
1,980	@,S	Teradata Corp.	53,480
3,560	@,S	Unisys Corp.	18,014
			5,556,846
		Cosmetics/Personal Care: 2.0%
3,980	S	Avon Products, Inc.	155,459
4,520	S	Colgate-Palmolive Co.	336,107
1,040		Estee Lauder Cos., Inc.	49,504
27,620	S	Procter & Gamble Co.	1,824,301
			2,365,371
		Distribution/Wholesale: 0.1%
1,580		Genuine Parts Co.	69,536
720		WW Grainger, Inc.	65,707
			135,243
		Diversified Financial Services: 5.3%
10,300	S	American Express Co.	477,405
2,300	S	Ameriprise Financial, Inc.	108,698
1,260		Bear Stearns Cos., Inc.	11,756
8,300	S	Charles Schwab Corp.	184,094
1,980	S	CIT Group, Inc.	19,800
46,520	S	Citigroup, Inc.	1,018,323
520	S	CME Group, Inc.	223,756
5,540	S	Countrywide Financial Corp.	29,140
4,500		Discover Financial Services	77,175
4,500	@,S	E*Trade Financial Corp.	18,450
6,280	S	Federal Home Loan Mortgage Corporation	159,638
8,720	S	Federal National Mortgage Association	235,614
840		Federated Investors, Inc.	30,920
1,560	S	Franklin Resources, Inc.	157,903
3,560	S	Goldman Sachs Group, Inc.	628,020
640	@,S	IntercontinentalExchange, Inc.	88,448
1,460		Janus Capital Group, Inc.	42,340
30,560	S	JPMorgan Chase & Co.	1,314,080
1,460		Legg Mason, Inc.	78,563
4,620	S	Lehman Brothers Holdings, Inc.	170,062
8,620	S	Merrill Lynch & Co., Inc.	378,590
9,880	S	Morgan Stanley	436,992
2,420	S	Nyse Euronext	154,686

Shares			Value
4,500	@,S	SLM Corp.	$102,015
2,320	S	T. Rowe Price Group, Inc.	134,374
			6,280,842
		Electric: 3.3%
6,480	@,S	AES Corp.	126,230
1,780	S	Allegheny Energy, Inc.	97,455
2,100	S	Ameren Corp.	95,445
3,780	S	American Electric Power Co., Inc.	160,007
3,340		Centerpoint Energy, Inc.	56,580
2,300		CMS Energy Corp.	35,857
2,620	S	Consolidated Edison, Inc.	108,206
1,780	S	Constellation Energy Group, Inc.	153,489
5,140	S	Dominion Resources, Inc.	237,982
1,580		DTE Energy Co.	69,899
11,340	S	Duke Energy Corp.	209,563
4,720	@	Dynegy, Inc. - Class A	44,462
3,340	S	Edison International	177,788
1,880	S	Entergy Corp.	227,048
5,880	S	Exelon Corp.	517,440
2,840	S	FirstEnergy Corp.	223,536
3,780	S	FPL Group, Inc.	255,226
840		Integrys Energy Group, Inc.	43,134
1,980		Pepco Holdings, Inc.	53,539
3,260		PG&E Corp.	129,063
840		Pinnacle West Capital Corp.	28,375
3,360	S	PPL Corp.	172,402
2,520	S	Progress Energy, Inc.	107,755
4,520	S	Public Service Enterprise Group, Inc.	200,055
6,620	S	Southern Co.	239,644
2,100		TECO Energy, Inc.	42,777
4,180	S	Xcel Energy, Inc.	89,076
			3,902,033
		Electrical Components & Equipment: 0.4%
7,040	S	Emerson Electric Co.	409,587
1,460		Molex, Inc.	40,646
			450,233
		Electronics: 0.6%
3,660	@,S	Agilent Technologies, Inc.	136,847
1,780		Applera Corp.-Applied Biosystems Group	61,873
2,080		Jabil Circuit, Inc.	26,458
1,060	S	PerkinElmer, Inc.	29,977
3,980	@,S	Thermo Electron Corp.	234,900
4,400	@@,S	Tyco Electronics Ltd.	176,528
840	@	Waters Corp.	51,677
			718,260
		Engineering & Construction: 0.2%
740	S	Fluor Corp.	138,047
1,260	@,S	Jacobs Engineering Group, Inc.	119,423
			257,470
		Entertainment: 0.1%
3,040	S	International Game Technology	108,406
			108,406
		Environmental Control: 0.2%
3,540	@	Allied Waste Industries, Inc.	47,684
4,720	S	Waste Management, Inc.	179,030
			226,714

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Food: 1.8%
2,300		Campbell Soup Co.	$77,004
4,700	S	ConAgra Foods, Inc.	110,826
1,460	@,S	Dean Foods Co.	31,755
3,140	S	General Mills, Inc.	198,448
1,780		Hershey Co.	69,758
3,140	S	HJ Heinz Co.	156,717
2,520	S	Kellogg Co.	130,561
13,660	S	Kraft Foods, Inc.	443,677
5,980	S	Kroger Co.	165,287
1,260	S	McCormick & Co., Inc.	47,351
4,180	S	Safeway, Inc.	133,217
6,600	S	Sara Lee Corp.	90,948
2,100		Supervalu, Inc.	73,647
5,360	S	Sysco Corp.	165,410
2,620		Tyson Foods, Inc.	49,361
1,460		Whole Foods Market, Inc.	42,340
2,110	S	WM Wrigley Jr. Co.	162,744
			2,149,051
		Forest Products & Paper: 0.2%
4,180	S	International Paper Co.	113,780
1,780	S	MeadWestvaco Corp.	45,799
2,100	S	Weyerhaeuser Co.	130,893
			290,472
		Gas: 0.2%
520	S	Nicor, Inc.	21,232
2,620	S	NiSource, Inc.	47,396
2,320	S	Sempra Energy	134,119
			202,747
		Hand/Machine Tools: 0.1%
720		Black & Decker Corp.	46,584
720		Snap-On, Inc.	44,582
840		Stanley Works	40,807
			131,973
		Healthcare-Products: 3.3%
5,680	S	Baxter International, Inc.	347,048
2,300	S	Becton Dickinson & Co.	194,235
11,980	@,S	Boston Scientific Corp.	159,214
4,420	@@,S	Covidien Ltd.	221,398
840		CR Bard, Inc.	76,608
400	@	Intuitive Surgical, Inc.	117,436
25,420	S	Johnson & Johnson	1,696,531
10,080	S	Medtronic, Inc.	510,754
1,260	@	Patterson Cos., Inc.	42,853
3,540	@,S	St. Jude Medical, Inc.	144,255
2,100	S	Stryker Corp.	135,555
1,260	@	Varian Medical Systems, Inc.	59,900
2,100	@,S	Zimmer Holdings, Inc.	152,880
			3,858,667
		Healthcare-Services: 1.1%
4,420	S	Aetna, Inc.	208,447
2,820	S	Cigna Corp.	114,492
1,560	@	Coventry Health Care, Inc.	71,807
1,780	@,S	Humana, Inc.	90,869
1,040	@	Laboratory Corp. of America Holdings	76,742
1,560		Quest Diagnostics	78,640
4,500	@	Tenet Healthcare Corp.	26,550

Shares			Value
11,240	S	UnitedHealth Group, Inc.	$384,520
4,640	@,S	WellPoint, Inc.	259,005
			1,311,072
		Holding Companies-Diversified: 0.1%
1,780	S	Leucadia National Corp.	96,654
			96,654
		Home Builders: 0.1%
1,260		Centex Corp.	23,726
2,620		D.R. Horton, Inc.	33,300
840	S	KB Home	17,228
1,460	S	Lennar Corp.	24,645
2,100		Pulte Homes, Inc.	25,683
			124,582
		Home Furnishings: 0.1%
720	S	Harman International Industries, Inc.	32,198
760		Whirlpool Corp.	55,997
			88,195
		Household Products/Wares: 0.4%
1,040		Avery Dennison Corp.	53,643
1,460	S	Clorox Co.	83,410
1,560		Fortune Brands, Inc.	108,389
3,980	S	Kimberly-Clark Corp.	253,924
			499,366
		Housewares: 0.1%
2,820		Newell Rubbermaid, Inc.	56,626
			56,626
		Insurance: 3.6%
3,140	@@,S	ACE Ltd.	188,620
4,200	S	Aflac, Inc.	281,946
4,940	S	Allstate Corp.	251,644
2,820	S	AMBAC Financial Group, Inc.	8,827
24,280	S	American International Group, Inc.	874,080
3,040	S	AON Corp.	143,458
840		Assurant, Inc.	57,145
3,360	S	Chubb Corp.	180,634
1,580		Cincinnati Financial Corp.	55,332
4,180	S	Genworth Financial, Inc.	92,378
2,940	S	Hartford Financial Services Group, Inc.	208,946
2,320		Lincoln National Corp.	127,971
3,980	S	Loews Corp.	197,289
4,620	S	Marsh & McLennan Cos., Inc.	125,803
2,100	S	MBIA, Inc.	14,616
6,100	S	Metlife, Inc.	366,183
1,260	S	MGIC Investment Corp.	15,145
2,320	S	Principal Financial Group, Inc.	125,002
6,500	S	Progressive Corp.	130,390
4,000	S	Prudential Financial, Inc.	298,800
840	S	Safeco Corp.	56,280
840	S	Torchmark Corp.	53,264
5,460	S	Travelers Cos., Inc.	271,963
3,540	S	UnumProvident Corp.	85,243
1,780	@@	XL Capital Ltd.	62,140
			4,273,099
		Internet: 2.1%
1,780	@	Akamai Technologies, Inc.	69,509
2,840	@,S	Amazon.com, Inc.	231,801

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Internet (continued)
10,080	@,S	eBay, Inc.	$302,501
2,100	@	Expedia, Inc.	50,925
2,100	@,S	Google, Inc. - Class A	1,230,180
1,980	@	IAC/InterActiveCorp.	44,649
7,460	@,S	Symantec Corp.	162,106
2,100	@	VeriSign, Inc.	84,084
11,980	@,S	Yahoo!, Inc.	320,585
			2,496,340
		Investment Companies: 0.1%
1,980	S	American Capital Strategies Ltd.	63,360
			63,360
		Iron/Steel: 0.4%
840		Allegheny Technologies, Inc.	63,000
2,820	S	Nucor Corp.	210,936
1,110	S	United States Steel Corp.	191,708
			465,644
		Leisure Time: 0.2%
840		Brunswick Corp.	11,508
3,980	S	Carnival Corp.	159,439
2,300	S	Harley-Davidson, Inc.	95,611
			266,558
		Lodging: 0.2%
3,020	S	Marriott International, Inc.	99,388
1,980	S	Starwood Hotels & Resorts Worldwide, Inc.	95,832
1,780	S	Wyndham Worldwide Corp.	38,946
			234,166
		Machinery-Construction & Mining: 0.4%
5,580	S	Caterpillar, Inc.	461,131
840	@	Terex Corp.	59,934
			521,065
		Machinery-Diversified: 0.5%
2,080	S	Cummins, Inc.	146,474
3,980	S	Deere & Co.	323,733
1,460		Manitowoc Co., Inc.	56,794
1,460	S	Rockwell Automation, Inc.	85,483
			612,484
		Media: 2.6%
6,000	S	CBS Corp. - Class B	129,480
4,720	S	Clear Channel Communications, Inc.	165,294
26,980	S	Comcast Corp. - Class A	607,050
6,100	@,S	DIRECTV Group, Inc.	171,410
840		EW Scripps Co.	39,564
2,300		Gannett Co., Inc.	66,263
3,140	S	McGraw-Hill Cos., Inc.	130,279
320	S	Meredith Corp.	10,499
1,460	S	New York Times Co.	25,433
20,680	S	News Corp. - Class A	371,206
32,120	S	Time Warner, Inc.	510,066
5,680	@,S	Viacom-Class B	203,458
16,900	S	Walt Disney Co.	567,840
40		Washington Post	25,137
			3,022,979
		Metal Fabricate/Hardware: 0.1%
1,360	S	Precision Castparts Corp.	164,288
			164,288

Shares			Value
		Mining: 0.8%
7,140	S	Alcoa, Inc.	$289,813
3,520	S	Freeport-McMoRan Copper & Gold, Inc.	407,299
4,100	S	Newmont Mining Corp.	194,873
840	S	Titanium Metals Corp.	14,616
1,040	S	Vulcan Materials Co.	80,007
			986,608
		Miscellaneous Manufacturing: 4.4%
6,100	S	3M Co.	473,116
1,780		Cooper Industries Ltd.	83,001
2,300	S	Danaher Corp.	179,814
1,980	S	Dover Corp.	107,078
3,020	S	Eastman Kodak Co.	46,266
1,460	S	Eaton Corp.	141,153
89,360	S	General Electric Co.	2,745,138
6,620	S	Honeywell International, Inc.	394,684
3,780	S	Illinois Tool Works, Inc.	202,986
2,620	@@	Ingersoll-Rand Co.	115,385
1,800	S	ITT Corp.	118,800
1,780	S	Leggett & Platt, Inc.	33,998
1,260		Pall Corp.	51,421
1,720	S	Parker Hannifin Corp.	145,632
2,300	S	Textron, Inc.	143,865
4,400	@@,S	Tyco International Ltd.	198,836
			5,181,173
		Office/Business Equipment: 0.2%
2,100		Pitney Bowes, Inc.	76,251
8,800	S	Xerox Corp.	119,504
			195,755
		Oil & Gas: 10.2%
4,200	S	Anadarko Petroleum Corp.	314,874
3,140	S	Apache Corp.	420,948
4,100	S	Chesapeake Energy Corp.	224,557
18,580	S	Chevron Corp.	1,842,207
13,860	S	ConocoPhillips	1,290,366
4,000	S	Devon Energy Corp.	463,760
1,460	S	ENSCO International, Inc.	104,872
2,300	S	EOG Resources, Inc.	295,849
47,980	S	ExxonMobil Corp.	4,258,705
2,620	S	Hess Corp.	321,762
6,100	S	Marathon Oil Corp.	313,479
1,980	S	Murphy Oil Corp.	183,447
2,820	@,@@	Nabors Industries Ltd.	118,553
2,420	S	Noble Corp.	152,799
1,780	S	Noble Energy, Inc.	173,461
7,260	S	Occidental Petroleum Corp.	667,412
1,780	S	Questar Corp.	114,312
1,460	S	Range Resources Corp.	96,010
1,040		Rowan Cos., Inc.	45,916
1,060		Sunoco, Inc.	47,138
1,460	S	Tesoro Petroleum Corp.	36,281
4,620	S	Valero Energy Corp.	234,881
4,520	S	XTO Energy, Inc.	287,562
			12,009,151
		Oil & Gas Services: 2.7%
2,840	S	Baker Hughes, Inc.	251,681
3,020	S	BJ Services Co.	91,204
2,300	@,S	Cameron International Corp.	122,429
7,780	S	Halliburton Co.	377,952
3,760	@,S	National Oilwell Varco, Inc.	313,283

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas Services (continued)
10,820	S	Schlumberger Ltd.	$1,094,227
1,980	S	Smith International, Inc.	156,262
2,940	@,S	Transocean, Inc.	441,559
6,320	@,S	Weatherford International Ltd.	288,382
			3,136,979
		Packaging & Containers: 0.1%
840		Ball Corp.	45,612
840	S	Bemis Co.	22,344
1,460	@	Pactiv Corp.	35,960
1,580		Sealed Air Corp.	38,489
			142,405
		Pharmaceuticals: 4.6%
13,760	S	Abbott Laboratories	775,376
3,040	S	Allergan, Inc.	175,165
1,580		AmerisourceBergen Corp.	65,301
1,040	@	Barr Pharmaceuticals, Inc.	45,552
17,640	S	Bristol-Myers Squibb Co.	402,016
3,260	S	Cardinal Health, Inc.	184,320
8,920	S	Eli Lilly & Co.	429,409
2,300	@,S	Express Scripts, Inc.	165,853
3,040	@,S	Forest Laboratories, Inc.	109,166
1,560	@	Hospira, Inc.	65,426
2,500	@	King Pharmaceuticals, Inc.	25,650
4,620	@,S	Medco Health Solutions, Inc.	223,839
19,320	S	Merck & Co., Inc.	752,707
3,040	S	Mylan Laboratories	40,584
60,600	S	Pfizer, Inc.	1,173,216
14,500	S	Schering-Plough Corp.	295,800
840	@	Watson Pharmaceuticals, Inc.	23,990
11,980	S	Wyeth	532,751
			5,486,121
		Pipelines: 0.4%
6,500	S	El Paso Corp.	127,075
6,080	S	Spectra Energy Corp.	164,282
5,160	S	Williams Cos., Inc.	196,286
			487,643
		Real Estate: 0.0%
1,780	@	CB Richard Ellis Group, Inc.	39,979
			39,979
		Retail: 5.2%
840		Abercrombie & Fitch Co.	60,984
1,460	@,S	Autonation, Inc.	23,053
320	@	Autozone, Inc.	40,499
2,520	@	Bed Bath & Beyond, Inc.	80,287
3,260	S	Best Buy Co., Inc.	152,209
840	@	Big Lots, Inc.	26,090
3,560	@	Coach, Inc.	129,228
3,980	S	Costco Wholesale Corp.	283,854
12,820	S	CVS Caremark Corp.	548,568
1,460		Darden Restaurants, Inc.	50,005
720		Dillard's, Inc.	11,722
1,460	S	Family Dollar Stores, Inc.	31,244
1,560	@	GameStop Corp.	77,376
4,300		Gap, Inc.	78,475
15,020	S	Home Depot, Inc.	410,947
2,300	S	JC Penney Co., Inc.	92,552
840	S	Jones Apparel Group, Inc.	14,129
3,040	@,S	Kohl's Corp.	136,192

Shares			Value
3,040		Limited Brands, Inc.	$58,915
840	S	Liz Claiborne, Inc.	14,666
12,920	S	Lowe's Cos., Inc.	310,080
4,180	S	Macy's, Inc.	98,941
10,300	S	McDonald's Corp.	610,996
1,980		Nordstrom, Inc.	69,260
2,620	@	Office Depot, Inc.	33,274
840	S	OfficeMax, Inc.	18,211
720		Polo Ralph Lauren Corp.	50,292
1,460	S	RadioShack Corp.	21,389
740	@	Sears Holding Corp.	62,693
6,000	S	Staples, Inc.	140,700
6,820	@,S	Starbucks Corp.	124,056
7,260	S	Target Corp.	387,394
1,260		Tiffany & Co.	61,778
4,180		TJX Cos., Inc.	134,011
8,920	S	Walgreen Co.	321,298
21,120	S	Wal-Mart Stores, Inc.	1,219,469
840	S	Wendy's International, Inc.	24,914
4,200	S	Yum! Brands, Inc.	166,740
			6,176,491
		Savings & Loans: 0.2%
5,020	S	Hudson City Bancorp., Inc.	89,356
3,560	S	Sovereign Bancorp., Inc.	32,538
8,380	S	Washington Mutual, Inc.	75,588
			197,482
		Semiconductors: 2.5%
5,760	@	Advanced Micro Devices, Inc.	39,629
3,040		Altera Corp.	70,346
3,020	S	Analog Devices, Inc.	106,032
12,080	S	Applied Materials, Inc.	239,305
4,500	@,S	Broadcom Corp.	129,105
51,980	S	Intel Corp.	1,204,896
1,980	S	KLA-Tencor Corp.	91,318
2,300	S	Linear Technology Corp.	84,571
6,280	@	LSI Logic Corp.	45,656
2,100	@,S	MEMC Electronic Materials, Inc.	144,186
1,980	S	Microchip Technology, Inc.	72,943
7,120	@,S	Micron Technology, Inc.	57,458
2,300		National Semiconductor Corp.	48,415
840	@,S	Novellus Systems, Inc.	20,068
5,240	@,S	Nvidia Corp.	129,428
1,460	@	QLogic Corp.	23,053
1,780	@	Teradyne, Inc.	24,457
11,760	S	Texas Instruments, Inc.	381,965
2,820		Xilinx, Inc.	76,704
			2,989,535
		Software: 3.3%
4,840	@,S	Adobe Systems, Inc.	213,250
2,300	@,S	Autodesk, Inc.	94,668
1,980	@	BMC Software, Inc.	79,398
3,860	S	CA, Inc.	102,444
1,980	@	Citrix Systems, Inc.	67,775
2,620	@	Compuware Corp.	26,698
3,140	@,S	Electronic Arts, Inc.	157,628
1,780	S	Fidelity National Information Services, Inc.	71,698
1,580	@	Fiserv, Inc.	82,729
1,980		IMS Health, Inc.	47,995
3,340	@,S	Intuit, Inc.	96,726
71,920	S	Microsoft Corp.	2,036,774

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008 (CONTINUED)

Shares			Value
		Software (continued)
3,560	@	Novell, Inc.	$25,205
35,500	@,S	Oracle Corp.	810,820
			3,913,808
		Telecommunications: 5.7%
3,780	@,S	American Tower Corp.	172,822
53,980	S	AT&T, Inc.	2,153,802
1,040		CenturyTel, Inc.	36,826
840	@	Ciena Corp.	25,670
53,440	@,S	Cisco Systems, Inc.	1,427,917
3,340		Citizens Communications Co.	38,944
14,080	S	Corning, Inc.	384,947
1,560		Embarq Corp.	73,819
2,300	@	JDS Uniphase Corp.	28,451
4,620	@,S	Juniper Networks, Inc.	127,142
20,260	S	Motorola, Inc.	189,026
14,380	S	Qualcomm, Inc.	698,005
14,660	S	Qwest Communications International, Inc.	71,101
25,420	S	Sprint Nextel Corp.	237,931
4,180	@,S	Tellabs, Inc.	22,739
25,620	S	Verizon Communications, Inc.	985,601
4,500		Windstream Corp.	60,030
			6,734,773
		Textiles: 0.0%
1,460		Cintas Corp.	43,099
			43,099
		Toys/Games/Hobbies: 0.1%
1,460		Hasbro, Inc.	52,910
3,560		Mattel, Inc.	71,698
			124,608
		Transportation: 2.0%
2,820	S	Burlington Northern Santa Fe Corp.	318,801
1,780	S	CH Robinson Worldwide, Inc.	114,810
3,780	S	CSX Corp.	261,047
2,100	S	Expeditors International Washington, Inc.	98,868
2,840	S	FedEx Corp.	260,456
3,480	S	Norfolk Southern Corp.	234,482
550		Ryder System, Inc.	40,387
4,640	S	Union Pacific Corp.	381,918
9,140	S	United Parcel Service, Inc. - Class B	649,123
			2,359,892
		Total Common Stock (Cost $108,093,840)	110,261,880
REAL ESTATE INVESTMENT TRUSTS: 1.2%
		Apartments: 0.2%
840	S	Apartment Investment & Management Co.	33,239
770	S	AvalonBay Communities, Inc.	77,924
2,620	S	Equity Residential	110,800
			221,963
		Diversified: 0.1%
1,460	S	Vornado Realty Trust	142,686
			142,686

Shares			Value
		Forest Products & Paper: 0.1%
1,780	S	Plum Creek Timber Co., Inc.	$83,037
			83,037
		Health Care: 0.1%
2,300	S	HCP, Inc.	78,798
			78,798
		Hotels: 0.1%
5,020	S	Host Hotels & Resorts, Inc.	86,294
			86,294
		Office Property: 0.1%
1,260	S	Boston Properties, Inc.	123,152
			123,152
		Regional Malls: 0.2%
2,620	S	General Growth Properties, Inc.	108,887
2,050	S	Simon Property Group, Inc.	203,688
			312,575
		Shopping Centers: 0.1%
1,260		Developers Diversified Realty Corp.	49,997
2,500	S	Kimco Realty Corp.	98,375
			148,372
		Storage: 0.1%
1,260	S	Public Storage, Inc.	111,044
			111,044
		Warehouse/Industrial: 0.1%
2,320	S	Prologis	143,678
			143,678
		Total Real Estate Investment Trusts (Cost $1,460,920)	1,451,599
		Total Long-Term Investments (Cost $109,554,760)	111,713,479
SHORT-TERM INVESTMENTS: 0.1%
		Mutual Fund: 0.1%
140,000	**,S	ING Institutional Prime Money Market Fund	140,000
		Total Short-Term Investments (Cost $140,000)	140,000
Total Investments in Securities (Cost $109,694,760)*		94.5%	$111,853,479
Other Assets and Liabilities - Net		5.5	6,512,217
Net Assets		100.0%	$118,365,696

@  Non-income producing security

@@  Foreign Issuer

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

**  Investment in affiliate

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2008 (CONTINUED)

*  Cost for federal income tax purposes is $109,902,558.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,817,839
Gross Unrealized Depreciation	(2,866,918)
Net Unrealized Appreciation	$1,950,921

ING Tactical Asset Allocation Fund Open Futures Contracts on May 31, 2008

Contract Description	Number of Contracts	Notional Market Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Amsterdam Exchanges Index	53	$8,013,737	06/20/08	$(67,674)
CAC40 10 Euro	9	702,254	06/20/08	3,311
Canada 10-Year Bond	67	7,933,323	09/19/08	(35,498)
DAX Index	29	8,015,515	06/20/08	19,202
Hang Seng Index	29	4,544,593	06/27/08	60,607
IBEX 35 Index	37	7,824,178	06/20/08	(387,307)
MSCI Singapore Index	114	6,602,798	06/27/08	203,169
S&P 500	14	4,902,100	06/19/08	(15,088)
S&P 500 E-Mini	1	70,030	06/20/08	628
S&P/MIB Index	4	1,036,498	06/20/08	(10,412)
Swiss Federal Bond	13	1,527,944	06/06/08	(12,243)
U.S. Treasury 10-Year Note	68	7,643,625	09/19/08	(81,156)
				$(322,461)
Short Contracts
Australia 10-Year Bond	86	$(7,894,910)	06/16/08	$76,065
Euro-Bund	45	(7,835,340)	06/06/08	129,637
FTSE 100 Index	21	(2,512,995)	06/20/08	69,575
Long Gilt	29	(6,078,384)	09/26/08	30,875
NIKKEI 225	58	(7,889,585)	06/12/08	(113,786)
OMXS30 Index	111	(1,859,336)	06/19/08	10,687
S&P ASX 200 Index	59	(8,044,378)	06/19/08	29,982
S&P/TSE 60 Index	47	(8,319,605)	06/19/08	(282,989)
				$(49,954)

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the following series of proposals to standardize the investment restrictions of the Fund:

1D  to modify the fundamental investment restriction on lending.

1E  to modify the fundamental investment restriction on underwriting.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING 130/30 Fundamental Research Fund	1	D	1,002,977.027	—	—	22,375.000	1,025,352.027
ING 130/30 Fundamental Research Fund	1	E	1,002,977.027	—	—	22,375.000	1,025,352.027

*  The Shareholder Meeting for ING 130/30 Fundamental Research Fund was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2  To approve the following series of proposals to standardize the investment restrictions of the Fund:

2A  to modify the fundamental investment restriction on concentration.

2B  to modify the fundamental investment restriction on diversification.

2C  to modify the fundamental investment restiction on borrowing.

2D  to modify the fundamental investment restriction on lending.

2E  to modify the fundamental investment restriction on underwriting.

2F  to modify the fundamental investment restriction on real estate.

2G  to modify the fundamental investment restriction on senior securities.

2H  to modify the fundamental investment restriction on commodities.

3  To reclassify the investment objective of each Fund as non-fundamental; and

4  To approve a proposal to implement a "manager-of-managers" arrangment for each of the Funds which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Balanced Fund	2	A	7,412,632.727	316,877.376	341,735.612	4,167,413.000	12,238,658.715
ING Balanced Fund	2	B	7,437,922.858	318,134.536	315,188.321	4,167,413.000	12,238,658.715
ING Balanced Fund	2	C	7,335,157.709	394,149.750	341,938.256	4,167,413.000	12,238,658.715
ING Balanced Fund	2	D	7,387,508.968	361,008.320	322,728.427	4,167,413.000	12,238,658.715
ING Balanced Fund	2	E	7,392,304.487	339,543.351	339,397.877	4,167,413.000	12,238,658.715
ING Balanced Fund	2	F	7,403,112.075	343,955.605	324,178.035	4,167,413.000	12,238,658.715
ING Balanced Fund	2	G	7,399,094.402	340,230.463	331,920.850	4,167,413.000	12,238,658.715
ING Balanced Fund	2	H	7,402,839.752	338,918.554	329,487.409	4,167,413.000	12,238,658.715
ING Balanced Fund	3		7,371,914.004	380,795.456	318,536.255	4,167,413.000	12,238,658.715
ING Balanced Fund	4		7,317,434.281	457,601.193	296,210.241	4,167,413.000	12,238,658.715

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Growth and Income Fund	2	A	1,959,336.272	83,342.726	68,895.055	692,905.000	2,804,479.053
ING Growth and Income Fund	2	B	1,955,735.360	81,785.982	74,052.711	692,905.000	2,804,479.053
ING Growth and Income Fund	2	C	1,947,117.658	101,722.698	62,733.697	692,905.000	2,804,479.053
ING Growth and Income Fund	2	D	1,956,685.844	83,699.273	71,188.936	692,905.000	2,804,479.053
ING Growth and Income Fund	2	E	1,954,024.432	84,497.260	73,052.361	692,905.000	2,804,479.053
ING Growth and Income Fund	2	F	1,954,401.983	83,773.217	73,398.853	692,905.000	2,804,479.053
ING Growth and Income Fund	2	G	1,965,052.908	73,492.484	73,028.661	692,905.000	2,804,479.053
ING Growth and Income Fund	2	H	1,966,032.915	71,063.661	74,477.477	692,905.000	2,804,479.053
ING Growth and Income Fund	3		1,959,644.039	76,076.329	75,853.685	692,905.000	2,804,479.053
ING Small Company Fund	2	A	1,182,157.693	53,019.068	55,649.592	726,901.000	2,017,727.353
ING Small Company Fund	2	B	1,178,148.166	50,195.966	62,482.221	726,901.000	2,017,727.353
ING Small Company Fund	2	C	1,166,029.929	60,957.328	63,839.096	726,901.000	2,017,727.353
ING Small Company Fund	2	D	1,172,836.062	59,765.726	58,224.565	726,901.000	2,017,727.353
ING Small Company Fund	2	E	1,169,762.764	55,086.020	65,977.569	726,901.000	2,017,727.353
ING Small Company Fund	2	F	1,167,018.512	58,171.294	65,636.547	726,901.000	2,017,727.353
ING Small Company Fund	2	G	1,169,471.777	55,825.206	65,529.370	726,901.000	2,017,727.353
ING Small Company Fund	2	H	1,169,993.942	56,541.517	64,290.894	726,901.000	2,017,727.353
ING Small Company Fund	3		1,173,314.102	60,376.849	57,135.402	726,901.000	2,017,727.353
ING Small Company Fund	4		1,152,382.083	79,585.682	58,858.588	726,901.000	2,017,727.353

*  The Shareholder Meeting for the Funds was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

5  To elect a Board of Directors of ING Series Fund, Inc. (the "Company");

6  To ratify the slection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008;

ING Series Fund, Inc. Registrant

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Albert E. DePrince, Jr.	5	553,197,091.296	9,435,045.379	—	—	562,632,136.675
Maria T. Fighetti	5	553,140,758.731	9,491,377.944	—	—	562,632,136.675
Sidney Koch	5	552,024,290.717	10,607,845.958	—	—	562,632,136.675
Corine T. Norgaard	5	552,843,470.121	9,788,666.554	—	—	562,632,136.675
Joseph E. Obermeyer	5	553,125,389.306	9,506,747.369	—	—	562,632,136.675
Edward T. O'Dell	5	551,984,870.156	10,647,266.519	—	—	562,632,136.675
Russell Jones	5	552,516,531.308	10,115,605.367	—	—	562,632,136.675
Shaun Mathews	5	552,092,910.617	10,539,226.058	—	—	562,632,136.675
Fredric (Rick) A. Nelson III	5	552,733,866.828	9,898,269.847	—	—	562,632,136.675
ING Series Fund, Inc. Registrant	6	549,100,175.251	5,018,944.907	8,513,016.517	—	562,632,136.675

*  The Shareholder Meeting for ING Series Fund, Inc. Registrant was adjourned to December 17, 2007.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the following series of proposals to standardize the investment restrictions of the Fund:

1D  to modify the fundamental investment restriction on lending.

1E  to modify the fundamental investment restriction on underwriting.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
130/30 Fundamental Research Fund	1	D	1,007,192.027	—	—	18,160.000	1,025,352.027
130/30 Fundamental Research Fund	1	E	1,007,192.027	—	—	18,160.000	1,025,352.027

*  The proposals for the Fund were passed.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2  To approve the following series of proposals to standardize the investment restrictions of the Fund:

2A  to modify the fundamental investment restriction on concentration.

2B  to modify the fundamental investment restriction on diversification.

2C  to modify the fundamental investment restiction on borrowing.

2D  to modify the fundamental investment restriction on lending.

2E  to modify the fundamental investment restriction on underwriting.

2F  to modify the fundamental investment restriction on real estate.

2G  to modify the fundamental investment restriction on senior securities.

2H  to modify the fundamental investment restriction on commodities.

3  To reclassify the investment objective of each Fund as non-fundamental; and

4  To approve a proposal to implement a "manager-of-managers" arrangment for each of the Funds which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Balanced Fund	2	A	9,900,549.523	397,289.925	443,450.112	2,819,467.000	13,560,756.560
ING Balanced Fund	2	B	9,920,701.409	402,388.052	418,200.099	2,819,467.000	13,560,756.560
ING Balanced Fund	2	C	9,789,271.354	503,565.462	448,452.744	2,819,467.000	13,560,756.560
ING Balanced Fund	2	D	9,859,279.028	458,628.390	423,382.142	2,819,467.000	13,560,756.560
ING Balanced Fund	2	E	9,853,194.867	442,672.306	445,422.387	2,819,467.000	13,560,756.560
ING Balanced Fund	2	F	9,868,831.100	440,850.329	431,608.131	2,819,467.000	13,560,756.560
ING Balanced Fund	2	G	9,881,424.733	422,494.479	437,370.348	2,819,467.000	13,560,756.560
ING Balanced Fund	2	H	9,876,412.823	431,371.962	433,504.775	2,819,467.000	13,560,756.560
ING Balanced Fund	3		9,834,889.179	493,947.680	412,452.701	2,819,467.000	13,560,756.560
ING Balanced Fund	4		9,775,942.861	582,417.330	382,929.369	2,819,467.000	13,560,756.560
ING Growth and Income Fund	2	A	3,690,585.484	124,436.959	96,884.482	530,591.000	4,442,497.925
ING Growth and Income Fund	2	B	3,690,895.879	122,880.215	98,130.831	530,591.000	4,442,497.925

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Growth and Income Fund	2	C	3,669,230.036	144,728.202	97,948.687	530,591.000	4,442,497.925
ING Growth and Income Fund	2	D	3,684,484.717	126,704.776	100,717.432	530,591.000	4,442,497.925
ING Growth and Income Fund	2	E	3,684,800.494	127,064.950	100,041.481	530,591.000	4,442,497.925
ING Growth and Income Fund	2	F	3,691,362.115	119,319.521	101,225.289	530,591.000	4,442,497.925
ING Growth and Income Fund	2	G	3,701,342.372	106,635.474	103,929.079	530,591.000	4,442,497.925
ING Growth and Income Fund	2	H	3,700,277.909	112,019.695	99,609.321	530,591.000	4,442,497.925
ING Growth and Income Fund	3		3,698,960.991	112,698.382	100,247.552	530,591.000	4,442,497.925
ING Small Company Fund	2	A	2,628,840.605	79,775.645	131,446.900	587,709.000	3,427,772.150
ING Small Company Fund	2	B	2,622,848.620	74,068.896	143,145.634	587,709.000	3,427,772.150
ING Small Company Fund	2	C	2,612,779.738	90,018.896	137,264.516	587,709.000	3,427,772.150
ING Small Company Fund	2	D	2,628,093.272	80,515.004	131,454.874	587,709.000	3,427,772.150
ING Small Company Fund	2	E	2,612,100.600	82,018.389	145,944.161	587,709.000	3,427,772.150
ING Small Company Fund	2	F	2,613,486.236	81,168.829	145,408.085	587,709.000	3,427,772.150
ING Small Company Fund	2	G	2,613,493.309	80,655.039	145,914.802	587,709.000	3,427,772.150
ING Small Company Fund	2	H	2,618,394.369	79,310.545	142,358.236	587,709.000	3,427,772.150
ING Small Company Fund	3		2,620,421.261	90,217.412	129,424.477	587,709.000	3,427,772.150
ING Small Company Fund	4		2,599,284.584	106,010.427	134,768.139	587,709.000	3,427,772.150

*  The Proposals for the Funds were passed.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

5  To elect a Board of Directors of ING Series Fund, Inc. (the "Company");

6  To ratify the slection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008;

ING Series Fund, Inc. Registrant

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Albert E. DePrince, Jr.	5	641,383,911.945	14,144,949.794	—	—	655,528,861.739
Maria T. Fighetti	5	641,192,358.308	14,336,503.431	—	—	655,528,861.739
Sidney Koch	5	639,718,181.417	15,810,680.322	—	—	655,528,861.739
Corine T. Norgaard	5	641,029,502.475	14,499,359.264	—	—	655,528,861.739
Joseph E. Obermeyer	5	641,368,298.820	14,160,562.919	—	—	655,528,861.739
Edward T. O'Dell	5	640,195,244.283	15,333,617.456	—	—	655,528,861.739
Russell Jones	5	640,768,607.167	14,760,254.572	—	—	655,528,861.739
Shaun Mathews	5	640,311,292.192	15,217,569.547	—	—	655,528,861.739
Fredric (Rick) A. Nelson III	5	640,954,317.910	14,574,543.829	—	—	655,528,861.739
ING Series Fund, Inc. Registrant	6	636,248,975.674	7,979,217.309	11,300,668.756	—	655,528,861.739

*  The Proposals for ING Series Fund, Inc. Registrant were passed.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Fund
Class A	NII	$0.2732
Class B	NII	$0.1685
Class C	NII	$0.1734
Class I	NII	$0.3074
Class O	NII	$0.2767
All Classes	STCG	$0.0383
All Classes	LTCG	$0.2971
ING Growth and Income Fund
Class A	NII	$0.0928
Class B	NII	$0.0161
Class C	NII	$0.0257
Class I	NII	$0.1138

Fund Name	Type	Per Share Amount
ING 130/30 Fundamental Research Fund
Class A	NII	$0.0455
Class B	NII	$0.0374
Class C	NII	$0.0639
Class I	NII	$0.0734
All Classes	STCG	$0.0347
All Classes	LTCG	$0.1805
ING Small Company Fund
Class A	NII	$0.0395
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.0785
All Classes	STCG	$0.6192
All Classes	LTCG	$3.0832

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Fund	51.69%
ING Growth and Income Fund	100.00%
ING 130/30 Fundamental Research Fund	100.00%
ING Small Company Fund	34.52%

For the year ended May 31, 2008, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Balanced Fund	50.68%
ING Growth and Income Fund	100.00%
ING 130/30 Fundamental Research Fund	100.00%
ING Small Company Fund	35.31%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Balanced Fund	61.94%
ING Growth and Income Fund	2.70%
ING 130/30 Fundamental Research Fund	4.26%
ING Small Company Fund	2.38%

The following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Balanced Fund
ING 130/30 Fundamental Research Fund
ING Small Company Fund

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Director/ Trustee	Other Directorships held by Director/ Trustee
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1999 - August 2003).	35	Academy of Economics and Finance (February 2002 - Present).

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (April 1973 - March 2008).	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	35	None

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director/ Trustee
Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	35	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (December 2004 - Present); and Investment Funds MML Series II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	35	None

Directors who are "Interested Persons:"

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	35	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC and ING Investments, LLC (December 2005 - Present).

Fredric (Rick) A. Nelson III(3) ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director	December 2007 - Present	Chief Investment Officer, ING (April 2003 - Present).	35	None

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table, "Fund Complex" means the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); CMO, ING USFS (April 2002 - October 2004); and Head of ING/USFS Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Portfolios, ING Investments, LLC(2) (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services LLC(5) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - President). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, ING Investments, LLC (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); and Vice President (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior , ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003)

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008) and Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof (collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2008, followed by specific considerations with respect to each Fund covered by this report (each a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Covered Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2008, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2007 and the management fees and expense data described below are as of June 30, 2007.

ING 130/30 Fundamental Research Fund

In evaluating the investment performance of ING 130/30 Fundamental Research Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for the most recent calendar quarter, year-to-date and one-year periods; (2) the Fund outperformed its benchmark index for the most recent calendar month; and (3) the Fund is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date and one-year periods. The Board further noted that the Fund commenced operations on April 28, 2006 and that the Sub-Adviser pursues the Fund's investment objective utilizing complex long-short investment strategies. Given the complex strategy and the Fund's limited history of operations, the Board concluded that additional time is needed to evaluate performance of the Fund and the effectiveness of the strategies used to pursue the Fund's investment objective.

In assessing the reasonableness of the management fee for ING 130/30 Fundamental Research Fund, the Board reviewed comparative information provided by the Adviser and noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Balanced Fund

In evaluating the investment performance of ING Balanced Fund, the Board noted that the Fund underperformed its Morningstar category median for all periods presented. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Fund underperformed the Composite Benchmark for all periods presented. The Board also considered the fact that the Fund ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter and in the fifth quintile for the year-to-date, one-year, three-year and five-year periods. The Board noted that the Sub-Adviser manages the equity portion of the Fund using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Balanced Fund, the Board noted that the management fee is above the median and the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and equal to the average expense ratios of the funds in its Selected Peer Group. The Board also noted that, effective January 2007, at the request of the Contracts Committee, the Adviser had provided undertakings to limit the total expenses of each class of shares of the Fund.

ING Growth and Income Fund

In evaluating the investment performance of ING Growth and Income Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date, one-year and three-year periods but underperformed for the most recent calendar quarter and five-year periods; (2) the Fund outperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the three-year period and in the third quintile for the most recent calendar quarter, year-to-date, one-year and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median and its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods but underperformed for the five-year period; and (2) the Fund is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the third quintile for the five-year period. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee expense ratio for ING Small Company Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE ING TACTICAL ASSET ALLOCATION FUND

Section 15 of The Investment Company Act of 1940, as amended (the "1940 Act") provides, in substance, that, each new investment advisory agreement and sub-advisory agreement for a mutual fund must be approved by the board of directors of the fund, including a majority of the directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund. Consistent with this requirement of the 1940 Act, the Board of Directors of ING Series Fund, Inc. (the "Company") has established a process for considering the advisory and sub-advisory arrangements for any new series of the Company prior to the commencement of its operations.

Overview of the Review Process

At a meeting held on December 19, 2007, the board of directors (the "Directors" or the "Board") of the Company, including all of the independent directors who are not "interested persons" of the Company (the "Independent Directors"), authorized the establishment of the ING Tactical Asset Allocation Fund (the "TAA Fund"), as a portfolio series of the Company, to operate within the ING complex of mutual funds (the "ING Funds").

In connection with the establishment of the TAA Fund, the Board, including all of the Independent Directors, also voted to approve (i) an investment advisory agreement (the "Advisory Agreement") for the TAA Fund with ING Investments, LLC (the "Adviser"), (ii) a sub-advisory agreement (the "Sub-Advisory Agreement" and collectively with the Advisory Agreement, the "Agreements") between the Adviser and ING Investment Management Co. ("IIM" or the "Sub-Adviser") with respect to the TAA Fund. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of each of the Agreements after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the TAA Fund and as part of the annual contract approval process for other ING Funds advised and sub-advised by the Adviser and the Sub-Adviser, respectively. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and the Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the TAA Fund; (2) comparative data regarding the proposed expense ratio of the TAA Fund and the expense ratio of a selected peer group of similar funds (the "Selected Peer Group"); (3) copies of the form of advisory agreement and the form of sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to the TAA Fund; (7) descriptions of the qualifications of the investment personnel expected to be responsible for managing the TAA Fund and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the TAA Fund, including the investment strategies and techniques used by the Sub-Adviser in managing the TAA Fund; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the TAA Fund's brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser's programs for monitoring and enforcing compliance with the ING Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and the Sub-Adviser to manage the TAA Fund.

In addition, the Contracts Committee considered information relating specifically to the investment objective and investment policies of the TAA Fund and the ability of the Adviser and Sub-Adviser to pursue the TAA Fund's investment objective by implementing these investment policies. Prior to voting to recommend approval of the Advisory Agreement and the Sub-Advisory Agreement for the TAA Fund, the Contracts Committee and/or the Board received presentations from the Adviser and the Sub-Adviser regarding the investment strategies to be used in pursuing the TAA Fund's investment objective.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and the Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the TAA Fund by the Adviser and the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the TAA Fund. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the TAA Fund, the Codes of Ethics of the Adviser and of the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds' policies and procedures for valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of mutual funds in the ING complex of funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the TAA Fund may realize because the TAA Fund is part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the TAA Fund, taken as a whole, can be expected to be consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreement and that the fees to be paid for such services are fair and reasonable.

The Board noted that the TAA Fund has no prior performance record. The Board considered the performance achieved by the Sub-Adviser in managing similar funds. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the TAA Fund.

Management Fee, Sub-Advisory Fee and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the TAA Fund to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the TAA Fund's proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the TAA Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and the Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded that the management fee to be charged to the TAA Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the TAA Fund is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the TAA Fund both with and without the profitability of the distributor of the TAA Fund and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and the affiliated Sub-Adviser in the aggregate attributable to managing and operating the TAA Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

thereof, will derive from their relationships with the TAA Fund, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of "soft dollar" benefits from the TAA Fund's brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the TAA Fund are reasonable.

In considering the reasonableness of the management fee of the TAA Fund, the Board considered the extent to which economies of scale can be expected to be realized by the TAA Fund's Adviser and its affiliated companies, on the one hand, and by the TAA Fund, on the other hand, as the assets of the TAA Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more other new funds, along with the TAA Fund.

The Board also reviewed information regarding the projected expense ratio of the TAA Fund in light of projected changes in the assets of the TAA Fund, noting that, as the assets of the TAA Fund increase, the fixed expenses of the TAA Fund, as a percentage of the total assets of the TAA Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the TAA Fund. Based upon the foregoing, the Board concluded that the fee schedule for the TAA Fund can be expected to result in an equitable sharing among the TAA Fund, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Equity Dividend Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING Index Plus LargeCap Equity Fund IV

ING Index Plus LargeCap Equity Fund V

ING Index Plus LargeCap Equity Fund VI

ING Index Plus LargeCap Equity Fund VII

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRAR-ADEABCIO  (0508-072908)

Annual Report

May 31, 2008

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■  ING Index Plus LargeCap Fund
■  ING Index Plus MidCap Fund
■  ING Index Plus SmallCap Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

The first half of the year has been a challenging period for investors. We have seen a variety of industries impacted by an economic uncertainty and market volatility.

Often what happens in these situations is that anxiety clouds sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Research bears this out. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the “best” 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that, when investing, staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun P. Mathews,
President
ING Funds
June 30, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculations based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

1

Market Perspective:  Year Ended May 31, 2008
In our semi-annual report we described how investors, initially hopeful that central bankers could loosen the credit squeeze that had taken hold in the months before, were having second thoughts. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) had slumped in November. There followed four consecutive losing months as mutually reinforcing financial dislocation and economic weakness, plus soaring food and energy prices intensified the crisis and drove investors from risk assets. A strong bounce in April presaged a tentative gain in May that was fading fast by the end. In the second half of our fiscal year global equities fell 5.8% (fell 8.95% for the whole fiscal year).

In currencies for the six months through May, the dollar fell 4.7% against the euro (hawkish European Central Bank), 4.1% against the yen (carry trades unwound), but recovered 4.8% against the pound (UK economy on the precipice). Corresponding whole year losses versus the euro and the yen were 13.4% and 13.2%, respectively, and the gain against the pound was 0.1%.

The Federal Reserve Board’s first response to the credit crisis had been to reduce its discount rate (the lending rate to banks) by 125 basis points (1.25%) in August through October. It had also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).

But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.

The credit crisis had its roots in the real economy of course, where most statistics remained grim.

In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. In May, one index of house prices recorded its fifteenth straight fall at an accelerating rate, while foreclosures surged. The February through May payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross domestic product (“GDP”) growth was reported at a slim 0.9% annualized.

On the inflation front, by early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.

Yet despite headline consumer price index (“CPI”) inflation at 4%, there was already no doubt about the intended direction of policy.

On a holiday Monday in January, after Moody’s Investors Services Inc. (“Moody’s”) put the Aaa ratings of mono-line insurers on review, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the “Fed”) acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.

Events took a remarkable turn in March when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage backed securities as collateral.

Stock markets globally seemed to take heart from this watershed event and recovered an average of 6% in April. This continued into May with the Fed’s early announcement of the expansion of its various liquidity extension programs. But by mid-month the trajectory was turning back down, as the producer price index registered the biggest annual increase since 1991 and oil nudged $130 per barrel. Our fiscal year ended with the University of Michigan consumer confidence index languishing at 1980 levels.

For the six-month period through May 31, 2008, fixed income returns reflected the flight to safety. Treasury Bill yields dropped 122 basis points (1.22%) (fell 274 basis points or 2.74% for the whole fiscal year), while 10-year Note yields actually rose by 8 basis points (0.08%), as inflationary concerns persisted (fell 84 basis points or 0.84% for the whole fiscal year). The Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned 1.49% for the second six months and 6.89% for the fiscal year.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) including dividends, fell 4.5% in the second six months (fell 6.7% for the whole fiscal year). In

2

Market Perspective:  Year Ended May 31, 2008

addition to the conditions and events described above investors faced dividend cuts by some high-profile names in the financials sector and weighed by that sector, a third consecutive quarter of declining profits. The S&P 500® Index stood 10.5% below its all time high reached on October 9.

Internationally, the MSCI Japan® Index(4) fell 7.3% in the six months through May 31, 2008 (fell 18.4% for the whole fiscal year) as exports faced the threats of a slowing world economy and a sharply higher yen, while household spending stagnated. The MSCI Europe ex UK® Index(5) fell 10.4% in the six months through May 31, 2008 (fell 14.8% for the whole fiscal year) with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992, the European Central Bank was in no mood to reduce interest rates. In the UK, the MSCI UK® Index(6) fell 4.1% in the six months through May 31, 2008 (fell 6.1% for the whole fiscal year). The Bank of England cut rates three times, but by just 0.25% each time because of accelerating inflation. Despite the worst housing downturn since 1992, the UK market did less badly than the rest of Europe due to its 30% weighting in surging materials and energy.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Fund
Portfolio Managers’ Report

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(4) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (9.63)% compared to the S&P 500® Index, which returned (6.70)%, for the same period.

Portfolio Specifics: The summer of 2007 was difficult for the Fund. The dislocation of the quantitative portfolios, including the Fund, appeared to be driven by changes in liquidity that impacted the risk and leverage of many quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small cap to large cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.

The portfolio bounced back in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market. The Fund ended 2007 almost flat relative to the benchmark despite the turmoil in summer.

The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.

We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was, in our opinion, a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the portfolio began to stabilize as the market began to revert to company fundamentals.

Overall, security selection in the healthcare, information technology, energy and financials sectors detracted from performance. These losses were partially offset by favorable security selection in the consumer discretionary sector.

Among the top detractors during the year were overweight positions in Goldman Sachs Group, Inc., American International Group, Inc. and NVIDIA Corp. Among the top contributors this period were underweight positions in Citigroup, Inc. and Federal National Mortgage Association (“Fannie Mae”) and an overweight position in Occidental Petroleum Corp.

Outlook and Current Strategy: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Fund was overweight the consumer discretionary sector and underweight in the health care, financials and information technology sectors.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	4.8%
Chevron Corp.	2.6%
General Electric Co.	2.0%
International Business Machines Corp.	1.9%
Microsoft Corp.	1.9%
AT&T, Inc.	1.7%
ConocoPhillips	1.7%
Hewlett-Packard Co.	1.6%
JPMorgan Chase & Co.	1.5%
Procter & Gamble Co.	1.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

4

ING Index Plus LargeCap Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception	Since Inception
				of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		August 1, 2001	December 8, 2003

Including Sales Charge:
Class A(1)	(12.33)%	7.60%	3.19%	—	—		—	—
Class B(2)	(14.57)%	7.14%	—	1.20%	—		—	—
Class C(3)	(10.96)%	7.72%	—	—	2.55%		—	—
Class I	(9.42)%	8.51%	3.77%	—	—		—	—
Class O	(9.65)%	8.25%	—	—	—		2.62%	—
Class R	(9.90)%	—	—	—	—		—	6.48%
Excluding Sales Charge:
Class A	(9.63)%	8.26%	3.51%	—	—		—	—
Class B	(10.34)%	7.45%	—	1.20%	—		—	—
Class C	(10.12)%	7.72%	—	—	2.55%		—	—
Class I	(9.42)%	8.51%	3.77%	—	—		—	—
Class O	(9.65)%	8.25%	—	—	—		2.62%	—
Class R	(9.90)%	—	—	—	—		—	6.48%
S&P 500® Index(4)	(6.70)%	9.77%	4.21%	3.01%	3.83	%(5)	4.00%	8.42	%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3.00%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)	Since inception performance for the index is shown from July 1, 1998.
(6)	Since inception performance for the index is shown from December 1, 2003.

5

ING Index Plus MidCap Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(4) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.28)% compared to the S&P MidCap 400 Index, which returned (2.50)% for the same period.

Portfolio Specifics: The summer of 2007 was difficult for the Fund. The dislocation of the quantitative portfolios, including the Fund, appeared to be driven by changes in liquidity that impacted the risk and leverage of many quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small cap to large cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.

The Fund stabilized in the fourth quarter of 2007 as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market.

The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.

We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was, in our opinion, a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In May of 2008, the Fund began to stabilize as the market began to revert to company fundamentals.

Overall, security selection in the financials, industrials, healthcare and energy sectors detracted from performance. These losses were partially offset by security selection in the consumer discretionary sector. An underweight position in the information technology sector and overweight position in the telecommunication services sector also hurt performance during the period.

The top detractors during the year were overweight positions in Colonial BancGroup, Inc., Cabot Corp. and Cathay General Bancorp. The top contributors this period were underweight positions in PMI Group, Inc. and Cadence Design Systems, Inc., and an overweight position in Pride International, Inc.

Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index. At the close of the reporting period, the Fund was overweight the consumer discretionary and industrials sectors and underweight in the healthcare sector.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Southwestern Energy Co.	1.2%
Flowserve Corp.	1.0%
BorgWarner, Inc.	0.9%
Everest Re Group Ltd.	0.9%
National Fuel Gas Co.	0.9%
Cimarex Energy Co.	0.9%
Activision, Inc.	0.9%
Denbury Resources, Inc.	0.9%
Energen Corp.	0.9%
Densply International, Inc.	0.8%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

6

ING Index Plus MidCap Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception	Since Inception
				of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		August 1, 2001	October 24, 2003

Including Sales Charge:
Class A(1)	(10.05)%	11.40%	9.88%	—	—		—	—
Class B(2)	(11.64)%	11.00%	—	9.65%	—		—	—
Class C(3)	(8.52)%	11.54%	—	—	9.58%		—	—
Class I	(6.99)%	12.37%	10.50%	—	—		—	—
Class O	(7.25)%	12.09%	—	—	—		7.96%	—
Class R	(7.48)%	—	—	—	—		—	10.43%
Excluding Sales Charge:
Class A	(7.28)%	12.08%	10.21%	—	—		—	—
Class B	(7.91)%	11.27%	—	9.65%	—		—	—
Class C	(7.77)%	11.54%	—	—	9.58%		—	—
Class I	(6.99)%	12.37%	10.50%	—	—		—	—
Class O	(7.25)%	12.09%	—	—	—		7.96%	—
Class R	(7.48)%	—	—	—	—		—	10.43%
S&P MidCap 400 Index(4)	(2.50)%	14.55%	10.71%	11.57%	10.74	%(5)	9.60%	12.26	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3.00%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(5)	Since inception performance for the index is shown from July 1, 1998.
(6)	Since inception performance for the index is shown from November 1, 2003.

7

ING Index Plus SmallCap Fund
Portfolio Managers’ Report

Industry Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(4) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Fund is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (15.73)% compared to the S&P SmallCap 600 Index, which returned (9.21)%, for the same period.

Portfolio Specifics The summer of 2007 was difficult for the Fund. The dislocation of the quantitative portfolios, including the Fund, appeared to be driven by changes in liquidity that impacted the risk and leverage of many quantitative managers. During the later part of June and early July, we saw a clear transition in market leadership from value to growth and from small cap to large cap, in combination with a spike in volatility triggered by the sub-prime turmoil. During the first week of August, the quantitative managers with significant amounts of leverage were forced to systematically unwind positions, which affected all our strategies and also impacted the Fund.

The Fund stabilized in the fourth quarter of 2007, as we recalibrated factor weights in our quantitative model to adjust to the new growth-oriented market.

The first quarter of 2008 witnessed a number of transitions in market leadership and factor performance. January started out strongly for growth and momentum factors, and then had a dramatic reversal to value and quality. In February, we saw a return to growth and momentum factors as value and quality struggled in February and March. It was difficult for the Fund’s model to adapt to this factor volatility and trendless environment.

We believe the factor volatility was due primarily to uncertainty about the economy, the sub-prime credit crisis and the related Federal Reserve Board (the “Fed”) actions during the quarter. The net effect of this environment was, in our opinion, a market that was driven by news rather than the company fundamentals, (e.g., valuation, quality and earnings growth) that the Fund’s model emphasizes. In April and May of 2008, the Fund began to stabilize as the market began to revert to company fundamentals.

Overall, security selection in the financials, industrials and information technology sectors detracted from performance. An underweight position in the information technology sector and overweight position in the financials sector also hurt performance during the period. These losses were partially offset by an underweight position in the materials sector particularly in the second half of 2007 and an overweight position in the industrials sector.

The top detractors during the year were overweight positions in Boston Private Financial Holdings, Inc., FirstFed Financial Corp. and Skywest, Inc. The top contributors this period were underweight positions in Downey Financial Corp. and First Cash Financial Services, Inc. and an overweight position in Massey Energy Co.

Current Strategy and Outlook: Our research builds a structured fund of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index. At the close of the reporting period, the Fund was overweight the consumer discretionary sector and underweight in the health care sector.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of May 31, 2008
(as a percent of net assets)

Massey Energy Co.	1.2%
Unit Corp.	0.9%
St. Mary Land & Exploration Co.	0.9%
Oceaneering International, Inc.	0.9%
Atwood Oceanics, Inc.	0.9%
Cabot Oil & Gas Corp.	0.8%
UGI Corp.	0.8%
Flir Systems, Inc.	0.8%
Acuity Brands, Inc.	0.8%
Pediatrix Medical Group, Inc.	0.7%

* Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

8

ING Index Plus SmallCap Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception	Since Inception
				of Class B	of Class C		of Class O	of Class R
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		August 1, 2001	December 8, 2003

Including Sales Charge:
Class A(1)	(18.25)%	10.22%	5.89%	—	—		—	—
Class B(2)	(19.92)%	9.80%	—	7.83%	—		—	—
Class C(3)	(16.82)%	10.35%	—	—	5.69%		—	—
Class I	(15.46)%	11.19%	6.50%	—	—		—	—
Class O	(15.71)%	10.92%	—	—	—		7.32%	—
Class R	(15.94)%	—	—	—	—		—	7.08%
Excluding Sales Charge:
Class A	(15.73)%	10.88%	6.21%	—	—		—	—
Class B	(16.35)%	10.07%	—	7.83%	—		—	—
Class C	(16.10)%	10.35%	—	—	5.69%		—	—
Class I	(15.46)%	11.17%	6.49%	—	—		—	—
Class O	(15.71)%	10.92%	—	—	—		7.32%	—
Class R	(15.94)%	—	—	—	—		—	7.08%
S&P SmallCap 600 Index(4)	(9.21)%	13.95%	8.47%	11.29%	8.51	%(5)	9.34%	10.24	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3.00%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(5)	Since inception performance for the index is shown from July 1, 1998.
(6)	Since inception performance for the index is shown from December 1, 2003.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus LargeCap Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$939.80	0.95%	$4.61
Class B	1,000.00	936.10	1.70	8.23
Class C	1,000.00	937.20	1.45	7.02
Class I	1,000.00	940.70	0.70	3.40
Class O	1,000.00	939.50	0.95	4.61
Class R	1,000.00	938.20	1.20	5.81
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.25	0.95%	$4.80
Class B	1,000.00	1,016.50	1.70	8.57
Class C	1,000.00	1,017.75	1.45	7.31
Class I	1,000.00	1,021.50	0.70	3.54
Class O	1,000.00	1,020.25	0.95	4.80
Class R	1,000.00	1,019.00	1.20	6.06

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

10

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Index Plus MidCap Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$1,002.30	1.00%	$5.01
Class B	1,000.00	999.00	1.75	8.75
Class C	1,000.00	999.70	1.50	7.50
Class I	1,000.00	1,004.30	0.75	3.76
Class O	1,000.00	1,002.30	1.00	5.01
Class R	1,000.00	1,001.40	1.25	6.25
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	1,018.75	1.25	6.31

ING Index Plus SmallCap Fund

Actual Fund Return
Class A	$1,000.00	$971.10	1.00%	$4.93
Class B	1,000.00	967.80	1.75	8.61
Class C	1,000.00	968.80	1.50	7.38
Class I	1,000.00	973.30	0.75	3.70
Class O	1,000.00	971.30	1.00	4.93
Class R	1,000.00	970.20	1.25	6.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.00	1.00%	$5.05
Class B	1,000.00	1,016.25	1.75	8.82
Class C	1,000.00	1,017.50	1.50	7.57
Class I	1,000.00	1,021.25	0.75	3.79
Class O	1,000.00	1,020.00	1.00	5.05
Class R	1,000.00	1,018.75	1.25	6.31

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund, each a series of ING Series Fund, Inc., as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Series Fund, Inc. as of May 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 28, 2008

12

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

ASSETS:
Investments in securities at value+*	$305,514,785	$280,052,837	$127,936,095
Short-term investments in affiliates at amortized cost	3,125,000	900,000	1,025,000
Short-term investments at amortized cost	38,682,000	70,058,000	30,140,000
Cash collateral for futures	270,000	96,000	105,000
Receivables:
Investment securities sold	1,710,295	4,234,932	1,237,073
Fund shares sold	207,810	264,923	118,755
Dividends and interest	627,992	262,581	56,913
Variation margin	10,500	23,295	10,445
Prepaid expenses	40,335	41,796	35,991
Reimbursement due from manager	128,285	123,294	51,960

Total assets	350,317,002	356,057,658	160,717,232

LIABILITIES:
Payable for investment securities purchased	1,943,219	2,929,732	304,797
Payable for fund shares redeemed	244,586	376,491	180,300
Payable upon receipt of securities loaned	37,111,000	68,490,000	29,501,000
Payable to affiliates	210,707	198,455	89,107
Payable to custodian due to bank overdraft	678,236	316,384	116,660
Payable for directors fees	19,981	13,971	5,392
Other accrued expenses and liabilities	281,109	223,314	115,077

Total liabilities	40,488,838	72,548,347	30,312,333

NET ASSETS	$309,828,164	$283,509,311	$130,404,899

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$269,366,979	$251,403,859	$122,106,564
Undistributed net investment income	1,303,027	345,549	105,024
Accumulated net realized loss on investments and futures	(9,616,338)	(9,904,749)	(9,508,945)
Net unrealized appreciation on investments and futures	48,774,496	41,664,652	17,702,256

NET ASSETS	$309,828,164	$283,509,311	$130,404,899

+ Including securities loaned at value	$36,091,804	$67,073,630	$28,628,505
* Cost of investments in securities	$256,833,237	$238,732,223	$110,365,370

See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (continued)

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

Class A:
Net assets	$116,049,194	$111,794,981	$43,900,089
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,042,722	7,587,400	3,054,581
Net asset value and redemption price per share	$16.48	$14.73	$14.37
Maximum offering price per share (3.00%)(1)	$16.99	$15.19	$14.81
Class B:
Net assets	$16,511,561	$19,275,340	$7,372,863
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,005,963	1,393,123	560,102
Net asset value and redemption price per share(2)	$16.41	$13.84	$13.16
Maximum offering price per share	$16.41	$13.84	$13.16
Class C:
Net assets	$11,494,393	$15,039,899	$5,615,100
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	696,904	1,062,006	415,287
Net asset value and redemption price per share(2)	$16.49	$14.16	$13.52
Maximum offering price per share	$16.49	$14.16	$13.52
Class I:
Net assets	$67,691,188	$46,122,549	$25,169,907
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,076,980	3,078,257	1,695,054
Net asset value and redemption price per share	$16.60	$14.98	$14.85
Maximum offering price per share	$16.60	$14.98	$14.85
Class O:
Net assets	$81,797,340	$66,662,839	$35,728,431
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,953,213	4,506,509	2,464,250
Net asset value and redemption price per share	$16.51	$14.79	$14.50
Maximum offering price per share	$16.51	$14.79	$14.50
Class R:
Net assets	$16,284,488	$24,613,703	$12,618,509
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	994,705	1,686,771	886,743
Net asset value and redemption price per share	$16.37	$14.59	$14.23
Maximum offering price per share	$16.37	$14.59	$14.23

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS for the year ended May 31, 2008

	ING	ING	ING
	Index Plus	Index Plus	Index Plus
	LargeCap	MidCap	SmallCap
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,254,372	$4,008,846	$1,370,781
Interest	32,490	43,396	20,574
Securities lending income	68,411	257,822	239,183

Total investment income	7,355,273	4,310,064	1,630,538

EXPENSES:
Investment management fees	1,621,541	1,377,648	622,693
Distribution and service fees:
Class A	386,933	333,684	133,497
Class B	225,266	242,360	101,572
Class C	103,415	130,039	50,545
Class O	212,352	163,848	95,695
Class R	112,988	136,298	69,306
Transfer agent fees	562,624	579,852	307,618
Administrative service fees	288,275	244,916	110,701
Shareholder reporting expense	302,648	241,840	109,351
Registration fees	75,657	73,004	70,778
Professional fees	98,050	80,954	35,476
Custody and accounting expense	53,227	50,540	39,920
Directors fees	61,378	38,620	17,649
Miscellaneous expense	36,353	18,981	10,088
Interest expense	2,615	4,744	2,072

Total expenses	4,143,322	3,717,328	1,776,961
Net waived and reimbursed fees	(568,933)	(407,994)	(287,619)
Brokerage commission recapture	—	(148)	(575)

Net expenses	3,574,389	3,309,186	1,488,767

Net investment income	3,780,884	1,000,878	141,771

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) on:
Investments	24,380,512	6,595,376	(7,796,077)
Futures	(687,315)	(1,196,024)	(398,623)

Net realized gain (loss) on investments and futures	23,693,197	5,399,352	(8,194,700)

Net change in unrealized appreciation or depreciation on:
Investments	(65,687,494)	(34,684,448)	(17,848,724)
Futures	(70,979)	188,368	553

Net change in unrealized appreciation or depreciation on investments and futures	(65,758,473)	(34,496,080)	(17,848,171)

Net realized and unrealized loss on investments and futures	(42,065,276)	(29,096,728)	(26,042,871)

Decrease in net assets resulting from operations	$(38,284,392)	$(28,095,850)	$(25,901,100)

* Foreign taxes withheld	$—	$—	$725
(1) Dividends from affiliates	$56,367	$109,944	$44,062

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$3,780,884	$4,139,930	$1,000,878	$1,681,477
Net realized gain on investments and futures	23,693,197	45,019,578	5,399,352	49,728,892
Net change in unrealized appreciation or depreciation on investments and futures	(65,758,473)	42,194,184	(34,496,080)	9,565,673

Increase (decrease) in net assets resulting from operations	(38,284,392)	91,353,692	(28,095,850)	60,976,042

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,996,352)	(2,053,450)	(589,361)	(452,897)
Class B	(84,815)	(32,995)	—	—
Class C	(107,628)	(69,578)	—	—
Class I	(754,101)	(1,111,833)	(270,008)	(172,142)
Class O	(1,187,635)	(701,245)	(335,102)	(146,805)
Class R	(244,748)	(196,114)	(55,299)	(20,120)
Net realized gains:
Class A	(8,153,149)	—	(23,750,035)	(13,211,680)
Class B	(1,198,948)	—	(4,596,747)	(2,464,127)
Class C	(737,991)	—	(3,238,213)	(1,590,853)
Class I	(2,476,112)	—	(6,664,789)	(2,740,815)
Class O	(4,600,813)	—	(11,923,153)	(3,961,483)
Class R	(1,263,040)	—	(4,835,439)	(2,192,769)

Total distributions	(22,805,332)	(4,165,215)	(56,258,146)	(26,953,691)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	116,368,865	107,757,410	73,155,309	92,322,317
Reinvestment of distributions	22,216,679	4,033,820	53,557,781	25,471,683

	138,585,544	111,791,230	126,713,090	117,794,000
Cost of shares redeemed	(244,421,779)	(164,668,573)	(130,099,626)	(132,335,238)

Net decrease in net assets resulting from capital share transactions	(105,836,235)	(52,877,343)	(3,386,536)	(14,541,238)

Net increase (decrease) in net assets	(166,925,959)	34,311,134	(87,740,532)	19,481,113

NET ASSETS:
Beginning of year	476,754,123	442,442,989	371,249,843	351,768,730

End of year	$309,828,164	$476,754,123	$283,509,311	$371,249,843

Undistributed net investment income at end of year	$1,303,027	$1,907,903	$345,549	$819,268

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Fund
	Year Ended	Year Ended
	May 31,	May 31,
	2008	2007

FROM OPERATIONS:
Net investment income (loss)	$141,771	$(20,298)
Net realized gain (loss) on investments and futures	(8,194,700)	21,276,436
Net change in unrealized appreciation or depreciation on investments and futures	(17,848,171)	1,418,059

Increase (decrease) in net assets resulting from operations	(25,901,100)	22,674,197

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(6,841,323)	(5,821,842)
Class B	(1,378,470)	(1,416,874)
Class C	(918,429)	(743,643)
Class I	(1,830,945)	(1,413,946)
Class O	(4,974,039)	(3,372,579)
Class R	(1,861,770)	(1,251,590)

Total distributions	(17,804,976)	(14,020,474)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	40,876,810	47,483,748
Reinvestment of distributions	17,167,928	13,250,327

	58,044,738	60,734,075
Cost of shares redeemed	(53,632,659)	(62,091,095)

Net increase (decrease) in net assets resulting from capital share transactions	4,412,079	(1,357,020)

Net increase (decrease) in net assets	(39,293,997)	7,296,703

NET ASSETS:
Beginning of year	169,698,896	162,402,193

End of year	$130,404,899	$169,698,896

Undistributed net investment income at end of year	$105,024	$—

See Accompanying Notes to Financial Statements

17

ING Index Plus LargeCap Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.53		16.17		15.21		14.19	12.27
Income (loss) from investment operations:
Net investment income	$0.19	*	0.16	*	0.14	*	0.16	0.10
Net realized and unrealized gain (loss) on investments and futures	$(2.01)		3.36		0.95		1.02	1.91
Total from investment operations	$(1.82)		3.52		1.09		1.18	2.01
Less distributions from:
Net investment income	$0.24		0.16		0.13		0.16	0.09
Net realized gains on investments	$0.99		—		—		—	—
Total distributions	$1.23		0.16		0.13		0.16	0.09
Net asset value, end of year	$16.48		19.53		16.17		15.21	14.19
Total Return(1)%	(9.63)		21.86		7.14		8.33	16.40

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$116,049		207,710		217,766		259,323	265,436
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.11		0.98		0.95		0.93	0.93
Net expenses after expense waiver/recoupment(2)%	0.95	†	0.95	†	0.95		0.93	0.94
Net investment income after expense waiver/recoupment(2)%	1.08	†	0.93	†	0.89		1.08	0.76
Portfolio turnover rate %	144		109		133		78	79

	Class B
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.42		16.07		15.12	14.11	12.21
Income (loss) from investment operations:
Net investment income (loss)	$0.06	*	0.03	*	0.03	0.05	(0.01)
Net realized and unrealized gain (loss) on investments and futures	$(2.01)		3.34		0.93	1.00	1.92
Total from investment operations	$(1.95)		3.37		0.96	1.05	1.91
Less distributions from:
Net investment income	$0.07		0.02		0.01	0.04	0.01
Net realized gains on investments	$0.99		—		—	—	—
Total distributions	$1.06		0.02		0.01	0.04	0.01
Net asset value, end of year	$16.41		19.42		16.07	15.12	14.11
Total Return(1)%	(10.34)		20.97		6.33	7.45	15.61

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$16,512		30,137		33,911	37,706	37,382
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.86		1.73		1.70	1.68	1.68
Net expenses after expense waiver/recoupment(2)%	1.70	†	1.70	†	1.70	1.68	1.69
Net investment income (loss) after expense waiver/recoupment(2)%	0.34	†	0.17	†	0.14	0.34	(0.01)
Portfolio turnover rate %	144		109		133	78	79

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

18

ING Index Plus LargeCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.54	16.18		15.22	14.19	12.27
Income (loss) from investment operations:
Net investment income	$0.12	0.08		0.07	0.10	0.03
Net realized and unrealized gain (loss) on investments and futures	$(2.04)	3.36		0.93	1.00	1.91
Total from investment operations	$(1.92)	3.44		1.00	1.10	1.94
Less distributions from:
Net investment income	$0.14	0.08		0.04	0.07	0.02
Net realized gains on investments	$0.99	—		—	—	—
Total distributions	$1.13	0.08		0.04	0.07	0.02
Net asset value, end of year	$16.49	19.54		16.18	15.22	14.19
Total Return(1)%	(10.12)	21.27		6.59	7.77	15.86

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$11,494	16,607		15,113	17,146	18,846
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.61	1.48		1.45	1.43	1.43
Net expenses after expense waiver/recoupment(2)%	1.45 †	1.45	†	1.45	1.43	1.44
Net investment income after expense waiver/recoupment(2)%	0.60 †	0.43	†	0.39	0.58	0.25
Portfolio turnover rate %	144	109		133	78	79

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.68		16.29		15.34		14.31	12.37
Income (loss) from investment operations:
Net investment income	$0.24	*	0.21	*	0.18	*	0.21	0.15
Net realized and unrealized gain (loss) on investments and futures	$(2.03)		3.39		0.94		1.02	1.90
Total from investment operations	$(1.79)		3.60		1.12		1.23	2.05
Less distributions from:
Net investment income	$0.30		0.21		0.17		0.20	0.11
Net realized gains on investments	$0.99		—		—		—	—
Total distributions	$1.29		0.21		0.17		0.20	0.11
Net asset value, end of year	$16.60		19.68		16.29		15.34	14.31
Total Return(1)%	(9.42)		22.17		7.29		8.62	16.69

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$67,691		100,710		91,633		120,969	129,534
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	0.86		0.73		0.70		0.68	0.68
Net expenses after expense waiver/recoupment(2)%	0.70	†	0.70	†	0.70		0.68	0.69
Net investment income after expense waiver/recoupment(2)%	1.31	†	1.17	†	1.14		1.34	1.01
Portfolio turnover rate %	144		109		133		78	79

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

19

ING Index Plus LargeCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.58		16.22		15.27	14.26	12.33
Income (loss) from investment operations:
Net investment income	$0.20	*	0.15		0.13	0.15	0.09
Net realized and unrealized gain (loss) on investments and futures	$(2.03)		3.38		0.96	1.03	1.94
Total from investment operations	$(1.83)		3.53		1.09	1.18	2.03
Less distributions from:
Net investment income	$0.25		0.17		0.14	0.17	0.10
Net realized gains on investments	$0.99		—		—	—	—
Total distributions	$1.24		0.17		0.14	0.17	0.10
Net asset value, end of year	$16.51		19.58		16.22	15.27	14.26
Total Return(2)%	(9.65)		21.84		7.11	8.27	16.50

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$81,797		90,279		59,536	37,242	20,068
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.11		0.98		0.95	0.93	0.93
Net expenses after expense waiver/recoupment(4)%	0.95	†	0.95	†	0.95	0.93	0.94
Net investment income after expense waiver/recoupment(4)%	1.11	†	0.95	†	0.89	1.06	0.75
Portfolio turnover rate %	144		109		133	78	79

	Class R
							December 8,
							2003(1) to
	Year Ended May 31,						May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$19.41		16.08		15.14	14.17	13.52
Income (loss) from investment operations:
Net investment income	$0.15	*	0.12		0.09	0.11	0.12
Net realized and unrealized gain (loss) on investments and futures	$(2.01)		3.34		0.95	1.02	0.64
Total from investment operations	$(1.86)		3.46		1.04	1.13	0.76
Less distributions from:
Net investment income	$0.19		0.13		0.10	0.16	0.11
Net realized gains on investments	$0.99		—		—	—	—
Total distributions	$1.18		0.13		0.10	0.16	0.11
Net asset value, end of period	$16.37		19.41		16.08	15.14	14.17
Total Return(2)%	(9.90)		21.55		6.89	7.99	4.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,284		31,311		24,484	16,463	3,244
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	1.36		1.23		1.20	1.18	1.19
Net expenses after expense waiver/recoupment(3)(4)%	1.20	†	1.20	†	1.20	1.18	1.19
Net investment income after expense waiver/recoupment(3)(4)%	0.86	†	0.69	†	0.64	0.79	0.46
Portfolio turnover rate %	144		109		133	78	79

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

20

ING Index Plus MidCap Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.48		17.68		16.25	14.45	11.64
Income (loss) from investment operations:
Net investment income	$0.08		0.11		0.05	0.04	0.03
Net realized and unrealized gain (loss) on investments and futures	$(1.56)		3.15		2.17	1.84	2.79
Total from investment operations	$(1.48)		3.26		2.22	1.88	2.82
Less distributions from:
Net investment income	$0.08		0.05		0.04	0.02	0.01
Net realized gains on investments	$3.19		1.41		0.75	0.06	—
Total distributions	$3.27		1.46		0.79	0.08	0.01
Net asset value, end of year	$14.73		19.48		17.68	16.25	14.45
Total Return(1)%	(7.28)		19.43		13.82	13.01	24.27

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$111,795		175,465		187,657	155,222	120,295
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.14		1.02		0.98	0.99	1.11
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)%	1.00	†	1.00	†	1.00	1.00	1.00
Net expense after expense waiver/recoupment and brokerage commission recapture(2)%	1.00	†	1.00	†	1.00	1.00	1.00
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.40	†	0.59	†	0.29	0.28	0.30
Portfolio turnover rate %	129		92		111	93	112

	Class B
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$18.55	16.98		15.71	14.07	11.40
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.03)		(0.08)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments and futures	$(1.47)	3.01		2.10	1.77	2.72
Total from investment operations	$(1.52)	2.98		2.02	1.70	2.67
Less distributions from:
Net realized gains on investments	$3.19	1.41		0.75	0.06	—
Total distributions	$3.19	1.41		0.75	0.06	—
Net asset value, end of year	$13.84	18.55		16.98	15.71	14.07
Total Return(1)%	(7.91)	18.52		13.01	12.08	23.42

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,275	31,260		33,369	27,500	20,839
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.89	1.77		1.73	1.74	1.86
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)%	1.75 †	1.75	†	1.75	1.75	1.75
Net expense after expense waiver/recoupment and brokerage commission recapture(2)%	1.75 †	1.75	†	1.75	1.75	1.75
Net investment loss after expense waiver/recoupment and brokerage commission recapture(2)%	(0.35)†	(0.16	)†	(0.46)	(0.47)	(0.44)
Portfolio turnover rate %	129	92		111	93	112

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

ING Index Plus MidCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$18.87	17.20		15.86	14.17	11.45
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	0.02		(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and futures	$(1.51)	3.06		2.13	1.78	2.75
Total from investment operations	$(1.52)	3.08		2.09	1.75	2.72
Less distributions from:
Net realized gains on investments	$3.19	1.41		0.75	0.06	—
Total distributions	$3.19	1.41		0.75	0.06	—
Net asset value, end of year	$14.16	18.87		17.20	15.86	14.17
Total Return(1)%	(7.77)	18.88		13.33	12.35	23.76

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$15,040	21,205		20,575	15,613	11,885
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.64	1.52		1.48	1.49	1.61
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)%	1.50 †	1.50	†	1.50	1.50	1.50
Net expense after expense waiver/recoupment and brokerage commission recapture(2)%	1.50 †	1.50	†	1.50	1.50	1.50
Net investment income (loss) after expense waiver/recoupment and brokerage commission recapture(2)%	(0.09)†	0.09	†	(0.21)	(0.22)	(0.20)
Portfolio turnover rate %	129	92		111	93	112

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.75		17.90		16.43		14.60	11.74
Income (loss) from investment operations:
Net investment income	$0.11	*	0.15	*	0.10	*	0.06	0.06
Net realized and unrealized gain (loss) on investments and futures	$(1.56)		3.20		2.19		1.87	2.83
Total from investment operations	$(1.45)		3.35		2.29		1.93	2.89
Less distributions from:
Net investment income	$0.13		0.09		0.07		0.04	0.03
Net realized gains on investments	$3.19		1.41		0.75		0.06	—
Total distributions	$3.32		1.50		0.82		0.10	0.03
Net asset value, end of year	$14.98		19.75		17.90		16.43	14.60
Total Return(1)%	(6.99)		19.72		14.13		13.23	24.61

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$46,123		42,061		29,278		45,120	21,187
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	0.89		0.77		0.73		0.74	0.86
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)%	0.75	†	0.75	†	0.75		0.75	0.75
Net expense after expense waiver/recoupment and brokerage commission recapture(2)%	0.75	†	0.75	†	0.75		0.75	0.75
Net investment income after expense waiver/recoupment and brokerage commission recapture(2)%	0.66	†	0.85	†	0.54		0.56	0.54
Portfolio turnover rate %	129		92		111		93	112

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

22

ING Index Plus MidCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.55		17.75		16.31	14.52	11.69
Income (loss) from investment operations:
Net investment income	$0.07		0.10		0.04	0.04	0.02
Net realized and unrealized gain (loss) on investments and futures	$(1.55)		3.16		2.19	1.83	2.83
Total from investment operations	$(1.48)		3.26		2.23	1.87	2.85
Less distributions from:
Net investment income	$0.09		0.05		0.04	0.02	0.02
Net realized gains on investments	$3.19		1.41		0.75	0.06	—
Total distributions	$3.28		1.46		0.79	0.08	0.02
Net asset value, end of year	$14.79		19.55		17.75	16.31	14.52
Total Return(2)%	(7.25)		19.37		13.85	12.91	24.38

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$66,663		67,607		51,251	32,350	20,705
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.14		1.02		0.99	0.99	1.11
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(4)%	1.00	†	1.00	†	1.00	1.00	1.00
Net expense after expense waiver/recoupment and brokerage commission recapture(4)%	1.00	†	1.00	†	1.00	1.00	1.00
Net investment income after expense waiver/recoupment and brokerage commission recapture(4)%	0.41	†	0.59	†	0.29	0.29	0.33
Portfolio turnover rate %	129		92		111	93	112

	Class R
								October 24,
								2003(1) to
	Year Ended May 31,							May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$19.32		17.56		16.16		14.43	12.91
Income (loss) from investment operations:
Net investment income	$0.03		0.06		0.00	*	0.01	0.03
Net realized and unrealized gain (loss) on investments and futures	$(1.53)		3.12		2.17		1.81	1.52
Total from investment operations	$(1.50)		3.18		2.17		1.82	1.55
Less distributions from:
Net investment income	$0.04		0.01		0.02		0.03	0.03
Net realized gains on investments	$3.19		1.41		0.75		0.06	—
Total distributions	$3.23		1.42		0.77		0.09	0.03
Net asset value, end of period	$14.59		19.32		17.56		16.16	14.43
Total Return(2)%	(7.48)		19.09		13.60		12.64	12.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,614		33,651		29,639		14,785	5,489
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture(3)%	1.39		1.27		1.24		1.24	1.36
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(3)(4)%	1.25	†	1.25	†	1.25		1.25	1.25
Net expense after expense waiver/recoupment and brokerage commission recapture(3)(4)%	1.25	†	1.25	†	1.25		1.25	1.25
Net investment income after expense waiver/recoupment and brokerage commission recapture(3)(4)%	0.15	†	0.34	†	0.04		0.08	0.16
Portfolio turnover rate %	129		92		111		93	112

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

23

ING Index Plus SmallCap Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.74		18.78		16.46	14.72	11.41
Income (loss) from investment operations:
Net investment income (loss)	$0.03		0.02		0.02	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and futures	$(3.13)		2.61		2.67	2.25	3.32
Total from investment operations	$(3.10)		2.63		2.69	2.27	3.31
Less distributions from:
Net realized gains on investments	$2.27		1.67		0.37	0.53	—
Total distributions	$2.27		1.67		0.37	0.53	—
Net asset value, end of year	$14.37		19.74		18.78	16.46	14.72
Total Return(1)%	(15.73)		14.70		16.45	15.49	29.01

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$43,900		67,193		71,251	53,323	39,803
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.21		1.08		1.07	1.12	1.39
Net expenses after expense waiver prior to brokerage commission recapture(2)%	1.00	†	1.00	†	1.00	1.00	0.99
Net expense after expense waiver and brokerage commission recapture(2)%	1.00	†	1.00	†	1.00	1.00	0.99
Net investment income (loss) after expense waiver and brokerage commission recapture(2)%	0.18	†	0.08	†	0.10	0.14	(0.10)
Portfolio turnover rate %	139		93		109	83	126

	Class B
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$18.43	17.76		15.71	14.17	11.06
Income (loss) from investment operations:
Net investment loss	$(0.10)	(0.13)		(0.11)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and futures	$(2.90)	2.47		2.53	2.15	3.19
Total from investment operations	$(3.00)	2.34		2.42	2.07	3.11
Less distributions from:
Net realized gains on investments	$2.27	1.67		0.37	0.53	—
Total distributions	$2.27	1.67		0.37	0.53	—
Net asset value, end of year	$13.16	18.43		17.76	15.71	14.17
Total Return(1)%	(16.35)	13.88		15.51	14.67	28.12

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$7,373	14,402		16,598	13,653	9,431
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.96	1.83		1.82	1.87	2.14
Net expenses after expense waiver prior to brokerage commission recapture(2)%	1.75 †	1.75	†	1.75	1.75	1.74
Net expense after expense waiver and brokerage commission recapture(2)%	1.75 †	1.75	†	1.75	1.75	1.74
Net investment loss after expense waiver and brokerage commission recapture(2)%	(0.58)†	(0.68	)†	(0.64)	(0.62)	(0.83)
Portfolio turnover rate %	139	93		109	83	126

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

24

ING Index Plus SmallCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$18.81	18.06		15.91	14.31	11.15
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.07)		(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments and futures	$(2.97)	2.49		2.58	2.18	3.23
Total from investment operations	$(3.02)	2.42		2.52	2.13	3.16
Less distributions from:
Net realized gains on investments	$2.27	1.67		0.37	0.53	—
Total distributions	$2.27	1.67		0.37	0.53	—
Net asset value, end of year	$13.52	18.81		18.06	15.91	14.31
Total Return(1)%	(16.10)	14.10		15.95	14.95	28.34

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,615	8,621		7,965	6,050	4,970
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	1.71	1.58		1.57	1.62	1.89
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)%	1.50 †	1.50	†	1.50	1.50	1.49
Net expense after expense waiver/recoupment and brokerage commission recapture(2)%	1.50 †	1.50	†	1.50	1.50	1.49
Net investment loss after expense waiver and brokerage commission recapture(2)%	(0.32)†	(0.42	)†	(0.40)	(0.36)	(0.59)
Portfolio turnover rate %	139	93		109	83	126

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$20.25		19.17		16.75		14.94	11.55
Income (loss) from investment operations:
Net investment income	$0.07	*	0.06		0.04	*	0.04	0.02
Net realized and unrealized gain (loss) on investments and futures	$(3.20)		2.69		2.75		2.30	3.37
Total from investment operations	$(3.13)		2.75		2.79		2.34	3.39
Less distributions from:
Net realized gains on investments	$2.27		1.67		0.37		0.53	—
Total distributions	$2.27		1.67		0.37		0.53	—
Net asset value, end of year	$14.85		20.25		19.17		16.75	14.94
Total Return(1)%	(15.46)		15.04		16.77		15.74	29.35

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$25,170		17,542		13,787		7,414	1,705
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment and brokerage commission recapture %	0.96		0.83		0.82		0.87	1.14
Net expenses after expense waiver/recoupment prior to brokerage commission recapture(2)%	0.75	†	0.75	†	0.75		0.75	0.74
Net expense after expense waiver/recoupment and brokerage commission recapture(2)%	0.75	†	0.75	†	0.75		0.75	0.74
Net investment income after expense waiver and brokerage commission recapture(2)%	0.42	†	0.34	†	0.23		0.38	0.14
Portfolio turnover rate %	139		93		109		83	126

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

25

ING Index Plus SmallCap Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended May 31,
	2008		2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$19.89		18.91		16.58	14.82	11.47
Income (loss) from investment operations:
Net investment income	$0.03		0.02		0.02	0.02	0.00	**
Net realized and unrealized gain (loss) on investments and futures	$(3.15)		2.63		2.68	2.27	3.35
Total from investment operations	$(3.12)		2.65		2.70	2.29	3.35
Less distributions from:
Net realized gains on investments	$2.27		1.67		0.37	0.53	—
Total distributions	$2.27		1.67		0.37	0.53	—
Net asset value, end of year	$14.50		19.89		18.91	16.58	14.82
Total Return(2)%	(15.71)		14.71		16.39	15.52	29.21

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$35,728		45,242		40,479	28,992	17,369
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.21		1.08		1.07	1.12	1.39
Net expenses after expense waiver prior to brokerage commission recapture(4)%	1.00	†	1.00	†	1.00	1.00	0.99
Net expense after expense waiver and brokerage commission recapture(4)%	1.00	†	1.00	†	1.00	1.00	0.99
Net investment income (loss) after expense waiver and brokerage commission recapture(4)%	0.18	†	0.09	†	0.10	0.13	(0.04)
Portfolio turnover rate %	139		93		109	83	126

	Class R
							December 8,
							2003(1) to
	Year Ended May 31,						May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$19.62	18.71		16.45		14.75	13.97
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)	(0.03)		(0.03	)*	(0.02)	0.00 **
Net realized and unrealized gain (loss) on investments and futures	$(3.11)	2.61		2.66		2.25	0.78
Total from investment operations	$(3.12)	2.58		2.63		2.23	0.78
Less distributions from:
Net realized gains on investments	$2.27	1.67		0.37		0.53	—
Total distributions	$2.27	1.67		0.37		0.53	—
Net asset value, end of period	$14.23	19.62		18.71		16.45	14.75
Total Return(2)%	(15.94)	14.48		16.09		15.19	5.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,619	16,698		12,321		3,742	1,256
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.46	1.33		1.32		1.37	1.60
Net Expenses after expense waiver prior to brokerage commission recapture(3)(4)%	1.25 †	1.25	†	1.25		1.25	0.99
Net expense after expense waiver and brokerage commission recapture(3)(4)%	1.25 †	1.25	†	1.25		1.25	0.99
Net investment income (loss) after expense waiver and brokerage commission recapture(3)(4)%	(0.07)†	(0.16	)†	(0.17)		(0.14)	0.02
Portfolio turnover rate %	139	93		109		83	126

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are sixteen active separate investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”) and ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (each a “Fund” and collectively, the “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors

27
NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported

28

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. For the purpose of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the purposes of hedging only, each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Fund. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the

29

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. For temporary and defensive or cash management purposes, each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by a Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Swap Contacts. Certain Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap, if any, are recognized by marking-to-market the value of the swap and is recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Fund, are recorded as an asset or liability on the Statements of Assets or Liabilities. Periodic payments made and/or

30

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received are recorded as a realized gain or loss on the Statements of Operations. Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

K.	Illiquid and Restricted Securities. The Index Plus Funds may not invest more than 10% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Index Plus LargeCap	$519,173,041	$645,879,618
Index Plus MidCap	391,676,242	446,416,592
Index Plus SmallCap	191,766,327	205,218,199

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder

31

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of the Index Plus Funds. For the year ended May 31, 2008, ILIAC received $218,295, $117,557, $41,484, $138,858, $86,167 and $36,116 for Index Plus LargeCap, Index Plus MidCap, Index Plus SmallCap, respectively, for its services.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2008, Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $1,029, $1,893 and $750 of such management fees. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R

Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service Fees in connection with Class B and Class C shares. For the year ended May 31, 2008, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
Initial Sales Charges:	Shares	Shares	Shares

Index Plus LargeCap	$6,976	N/A	N/A
Index Plus MidCap	5,639	N/A	N/A
Index Plus SmallCap	3,537	N/A	N/A

	Class A	Class B	Class C
Contingent Deferred Sales Charges:	Shares	Shares	Shares

Index Plus LargeCap	$1,498	N/A	$—
Index Plus MidCap	1,355	N/A	1,019
Index Plus SmallCap	1,934	N/A	517

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
Portfolio	Fees	Fees	Fees	Total

Index Plus LargeCap	$118,874	$21,140	$70,693	$210,707
Index Plus MidCap	$106,355	$18,928	$73,172	$198,455
Index Plus SmallCap	$48,851	$8,699	$31,557	$89,107

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

32

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

At May 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus LargeCap (9.27%); Index Plus MidCap (8.10%); Index Plus SmallCap (5.96%).

ING National Trust — Index Plus LargeCap (22.95%); Index Plus MidCap (19.36%); Index Plus SmallCap (16.43%).

ING Strategic Allocation Growth Fund — Index Plus SmallCap (5.02%).

Reliance Trust Company — Index Plus SmallCap (6.69%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary (and acquired fund fees and expenses) expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R

Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2008, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2009	2010	2011	Total

Index Plus LargeCap	$—	$138,261	$567,904	$706,165
Index Plus MidCap	—	54,937	406,101	461,038
Index Plus SmallCap	94,366	139,411	286,869	520,646

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2008:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	for Days
Fund	Utilized	Utilized	Utilized

Index Plus LargeCap Fund	3	$5,586,667	5.71%
Index Plus MidCap Fund	12	3,236,667	4.47
Index Plus SmallCap Fund	9	2,522,222	3.34

33

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus LargeCap (Number of Shares)
Shares sold	948,896	1,781,198	—	114,982
Reinvestment of distributions	576,852	109,479	65,620	1,595
Shares redeemed	(5,119,067)	(4,724,319)	(611,574)	(674,734)

Net decrease in shares outstanding	(3,593,319)	(2,833,642)	(545,954)	(558,157)

Index Plus LargeCap ($)
Shares sold	$16,402,172	$31,480,820	$—	$1,963,186
Reinvestment of distributions	9,991,569	1,977,171	1,135,879	28,742
Shares redeemed	(90,889,263)	(84,752,259)	(10,797,050)	(11,660,046)

Net decrease	$(64,495,522)	$(51,294,268)	$(9,661,171)	$(9,668,118)

	Class C		Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus LargeCap (Number of Shares)
Shares sold	49,876	111,403	4,099,483	1,594,963
Reinvestment of distributions	41,854	3,309	184,722	60,950
Shares redeemed	(244,708)	(198,892)	(5,324,789)	(2,163,516)

Net decrease in shares outstanding	(152,978)	(84,180)	(1,040,584)	(507,603)

Index Plus LargeCap ($) Shares sold	$883,884	$1,941,085	$71,125,833	$28,610,450
Reinvestment of distributions	727,424	59,950	3,219,704	1,108,097
Shares redeemed	(4,304,344)	(3,488,124)	(98,333,437)	(38,417,865)

Net decrease	$(2,693,036)	$(1,487,089)	$(23,987,900)	$(8,699,318)

	Class O		Class R
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus LargeCap (Number of Shares)
Shares sold	1,386,301	2,077,334	189,053	407,132
Reinvestment of distributions	324,558	36,649	87,509	10,913
Shares redeemed	(1,367,758)	(1,174,248)	(895,268)	(327,642)

Net increase (decrease) in shares outstanding	343,101	939,735	(618,706)	90,403

Index Plus LargeCap ($) Shares sold	$24,564,326	$36,639,842	$3,392,650	$7,122,027
Reinvestment of distributions	5,634,315	663,746	1,507,788	196,114
Shares redeemed	(24,119,076)	(20,652,456)	(15,978,609)	(5,697,823)

Net increase (decrease)	$6,079,565	$16,651,132	$(11,078,171)	$1,620,318

34

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus MidCap (Number of Shares)
Shares sold	998,975	1,530,394	—	92,005
Reinvestment of distributions	1,613,564	752,690	285,481	124,661
Shares redeemed	(4,032,077)	(3,890,116)	(577,574)	(496,815)

Net decrease in shares outstanding	(1,419,538)	(1,607,032)	(292,093)	(280,149)

Index Plus MidCap ($)
Shares sold	$16,444,771	$27,097,877	$—	$1,544,124
Reinvestment of distributions	23,329,337	13,048,625	3,888,255	2,061,550
Shares redeemed	(65,793,371)	(69,353,592)	(8,581,061)	(8,450,565)

Net decrease	$(26,019,263)	$(29,207,090)	$(4,692,806)	$(4,844,891)

	Class C		Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus MidCap (Number of Shares)
Shares sold	97,147	170,691	1,592,266	1,358,401
Reinvestment of distributions	185,327	75,185	472,157	165,796
Shares redeemed	(344,511)	(317,994)	(1,115,505)	(1,030,464)

Net increase (decrease) in shares outstanding	(62,037)	(72,118)	948,918	493,733

Index Plus MidCap ($)
Shares sold	$1,508,607	$2,906,900	$23,356,186	$24,920,479
Reinvestment of distributions	2,581,611	1,264,420	6,931,270	2,911,369
Shares redeemed	(5,237,796)	(5,470,567)	(16,802,702)	(18,388,839)

Net increase (decrease)	$(1,147,578)	$(1,299,247)	$13,484,754	$9,443,009

	Class O		Class R
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus MidCap (Number of Shares)
Shares sold	1,516,681	1,401,517	395,066	605,637
Reinvestment of distributions	822,019	228,721	341,043	128,198
Shares redeemed	(1,289,586)	(1,060,868)	(790,731)	(680,466)

Net increase (decrease) in shares outstanding	1,049,114	569,370	(54,622)	53,369

Index Plus MidCap ($)
Shares sold	$25,370,495	$25,207,375	$6,475,250	$10,645,562
Reinvestment of distributions	11,936,745	3,979,426	4,890,563	2,206,293
Shares redeemed	(20,702,219)	(18,897,280)	(12,982,477)	(11,774,395)

Net increase (decrease)	$16,605,021	$10,289,521	$(1,616,664)	$1,077,460

35

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Class A		Class B
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus SmallCap (Number of Shares)
Shares sold	659,337	856,289	—	55,899
Reinvestment of distributions	459,594	300,595	91,858	69,417
Shares redeemed	(1,468,574)	(1,547,649)	(313,308)	(278,381)

Net decrease in shares outstanding	(349,643)	(390,765)	(221,450)	(153,065)

Index Plus SmallCap ($)
Shares sold	$10,865,482	$15,861,998	$—	$976,316
Reinvestment of distributions	6,622,692	5,506,887	1,216,195	1,191,219
Shares redeemed	(23,353,881)	(29,045,131)	(4,692,224)	(4,897,903)

Net decrease	$(5,865,707)	$(7,676,246)	$(3,476,029)	$(2,730,368)

	Class C		Class I
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus SmallCap (Number of Shares)
Shares sold	44,498	82,411	1,133,456	392,767
Reinvestment of distributions	57,848	36,507	123,213	75,330
Shares redeemed	(145,277)	(101,852)	(428,084)	(321,026)

Net increase (decrease) in shares outstanding	(42,931)	17,066	828,585	147,071

Index Plus SmallCap ($) Shares sold	$711,218	$1,463,820	$16,353,747	$7,480,252
Reinvestment of distributions	785,582	638,879	1,830,940	1,413,942
Shares redeemed	(2,238,510)	(1,809,600)	(6,660,518)	(6,139,219)

Net increase (decrease)	$(741,710)	$293,099	$11,524,169	$2,754,975

	Class O		Class R
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Index Plus SmallCap (Number of Shares)
Shares sold	637,354	868,811	157,969	286,898
Reinvestment of distributions	333,564	176,594	130,376	67,997
Shares redeemed	(781,275)	(911,678)	(252,835)	(162,015)

Net increase in shares outstanding	189,643	133,727	35,510	192,880

Index Plus SmallCap ($)
Shares sold	$10,423,832	$16,377,302	$2,522,531	$5,324,060
Reinvestment of distributions	4,850,752	3,259,819	1,861,767	1,239,581
Shares redeemed	(12,739,150)	(17,175,822)	(3,948,376)	(3,023,420)

Net increase	$2,535,434	$2,461,299	$435,922	$3,540,221

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are

36

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 10 — SECURITIES LENDING (continued)

delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2008, the Funds had securities on loan with the following market values:

	Value of
	Securities	Value of
	Loaned	Collateral

Index Plus LargeCap	$36,091,804	$37,111,000
Index Plus MidCap	67,073,630	68,490,000
Index Plus SmallCap	28,628,505	29,501,000

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2008:

			Accumulated
	Paid-in	Undistributed Net	Net Realized
	Capital	Investment Income	Gains/(Losses)

Index Plus LargeCap	$2	$(10,481)	$10,479
Index Plus MidCap	2	(224,827)	224,825
Index Plus SmallCap	(1)	(36,747)	36,748

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Index Plus LargeCap	$4,380,869	$18,424,463	$4,165,215	$—
Index Plus MidCap	7,296,874	48,961,272	8,121,874	18,831,817
Index Plus SmallCap	3,223,150	14,581,826	5,692,753	8,327,721

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2008 were:

			Post-October
	Undistributed		Capital
	Ordinary	Unrealized	Losses	Capital Loss	Expiration
	Income	Appreciation	Deferred	Carryforwards	Dates

Index Plus LargeCap	$1,303,027	$40,301,600	$(1,143,442)	$—	—
Index Plus MidCap	345,549	37,294,498	(5,534,595)	—	—
Index Plus SmallCap	105,024	15,203,388	(6,546,632)	(463,445)	2016

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

37

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, management identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS No. 157 will not impact the manner for which the Funds’ investments are valued but will result in expanded financial statement disclosure.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

38

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 98.3%

		Advertising: 0.5%
19,800	@,L	Interpublic Group of Cos., Inc.	$197,406
29,100		Omnicom Group	1,426,191

			1,623,597

		Aerospace/Defense: 4.0%
35,200		Boeing Co.	2,913,504
9,200		Goodrich Corp.	596,252
17,100		L-3 Communications Holdings, Inc.	1,836,369
22,000		Lockheed Martin Corp.	2,407,680
29,100		Northrop Grumman Corp.	2,195,886
32,320		United Technologies Corp.	2,296,013

			12,245,704

		Agriculture: 1.9%
52,950		Altria Group, Inc.	1,178,667
12,700		Archer-Daniels-Midland Co.	504,190
52,950	@	Philip Morris International, Inc.	2,788,347
25,700		Reynolds American, Inc.	1,411,444

			5,882,648

		Airlines: 0.4%
102,400	L	Southwest Airlines Co.	1,337,344

			1,337,344

		Apparel: 1.0%
29,300		Nike, Inc.	2,003,241
14,900		VF Corp.	1,127,930

			3,131,171

		Auto Parts & Equipment: 0.8%
21,300	@	Goodyear Tire & Rubber Co.	541,233
57,400		Johnson Controls, Inc.	1,955,044

			2,496,277

		Banks: 4.1%
68,494		Bank of America Corp.	2,329,481
42,800		Bank of New York Mellon Corp.	1,905,884
33,400	L	BB&T Corp.	1,051,098
15,300	L	Capital One Financial Corp.	736,236
31,100		Fifth Third Bancorp.	581,570
20,238		Marshall & Ilsley Corp.	470,331
8,374		Northern Trust Corp.	636,424
93,000	L	Regions Financial Corp.	1,657,260
14,200		State Street Corp.	1,022,684
15,603		Wachovia Corp.	371,351
30,500	L	Wells Fargo & Co.	840,885
24,600	L	Zions Bancorp.	1,060,014

			12,663,218

		Beverages: 1.1%
24,300		Coca-Cola Co.	1,391,418
45,700	@,L	Constellation Brands, Inc.	974,324
30,600		Pepsi Bottling Group, Inc.	992,052
2,300		PepsiCo, Inc.	157,090

			3,514,884

		Biotechnology: 1.4%
46,200	@,L	Amgen, Inc.	2,034,186
11,900	@,L	Biogen Idec, Inc.	746,725
8,400	@	Celgene Corp.	511,224
16,500	@,L	Gilead Sciences, Inc.	912,780

			4,204,915

		Building Materials: 0.1%
4,400		Trane, Inc.	204,248

			204,248

		Chemicals: 2.9%
2,300	L	Air Products & Chemicals, Inc.	234,416
38,800		Dow Chemical Co.	1,567,520
51,100		EI Du Pont de Nemours & Co.	2,448,201
26,100		Hercules, Inc.	538,443
4,400		International Flavors & Fragrances, Inc.	184,624
13,200		Monsanto Co.	1,681,680
17,300		PPG Industries, Inc.	1,090,419
2,800	L	Rohm & Haas Co.	151,144
20,200		Sigma-Aldrich Corp.	1,186,952

			9,083,399

		Commercial Services: 0.7%
6,300	@	Apollo Group, Inc. — Class A	301,077
9,200	L	Moody’s Corp.	341,136
5,900		Robert Half International, Inc.	145,022
35,300		RR Donnelley & Sons Co.	1,158,899
6,700		Western Union Co.	158,388

			2,104,522

		Computers: 6.4%
17,900	@,S	Affiliated Computer Services, Inc.	970,180
20,800	@	Apple, Inc.	3,926,000
55,200	@	Dell, Inc.	1,272,912
104,100	@	EMC Corp.	1,815,504
103,239		Hewlett-Packard Co.	4,858,427
45,550	S	International Business Machines Corp.	5,895,537
22,600	@,L	Lexmark International, Inc.	833,036
7,300	@	Teradata Corp.	197,173

			19,768,769

		Cosmetics/Personal Care: 1.4%
63,870		Procter & Gamble Co.	4,218,614

			4,218,614

		Diversified Financial Services: 5.1%
12,900		American Express Co.	597,915
4,400		Ameriprise Financial, Inc.	207,944
90,950		Citigroup, Inc.	1,990,896
2,100		CME Group, Inc.	903,630
15,100	L	Countrywide Financial Corp.	79,426
33,200	L	Discover Financial Services	569,380
16,900	L	Federal Home Loan Mortgage Corporation	429,598
23,500	L	Federal National Mortgage Association	634,970
14,900	L	Goldman Sachs Group, Inc.	2,628,509
1,600	@	IntercontinentalExchange, Inc.	221,120
105,090		JPMorgan Chase & Co.	4,518,870
12,400	L	Lehman Brothers Holdings, Inc.	456,444
17,500		Merrill Lynch & Co., Inc.	768,600
17,600		Morgan Stanley	778,448
14,900		Nyse Euronext	952,408

			15,738,158

		Electric: 4.0%
52,600		American Electric Power Co., Inc.	2,226,558
60,000		Dominion Resources, Inc.	2,778,000
36,500	L	DTE Energy Co.	1,614,760
161,200		Duke Energy Corp.	2,978,976
14,300		Edison International	761,189
8,900		FPL Group, Inc.	600,928
21,200		Pepco Holdings, Inc.	573,248
15,600		PPL Corp.	800,436

			12,334,095

		Electronics: 1.6%
28,100	@	Agilent Technologies, Inc.	1,050,659
35,900		Applera Corp. — Applied Biosystems Group	1,247,884

See Accompanying Notes to Financial Statements

39

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Electronics (continued)
35,400		Jabil Circuit, Inc.	$450,288
25,500		PerkinElmer, Inc.	721,140
24,100	@,L	Thermo Electron Corp.	1,422,382
4,552	@@	Tyco Electronics Ltd.	182,626

			5,074,979

		Engineering & Construction: 0.3%
5,800		Fluor Corp.	1,081,990

			1,081,990

		Environmental Control: 0.3%
71,700	@	Allied Waste Industries, Inc.	965,799

			965,799

		Food: 2.8%
19,800		ConAgra Foods, Inc.	466,884
38,924		General Mills, Inc.	2,459,997
37,800		HJ Heinz Co.	1,886,598
21,600		Kellogg Co.	1,119,096
123,600		Sara Lee Corp.	1,703,208
18,100		Supervalu, Inc.	634,767
5,500		WM Wrigley Jr. Co.	424,215

			8,694,765

		Forest Products & Paper: 0.1%
8,100	L	International Paper Co.	220,482

			220,482

		Hand/Machine Tools: 0.3%
7,600		Snap-On, Inc.	470,592
11,300		Stanley Works	548,954

			1,019,546

		Healthcare — Products: 2.7%
26,100	@	Boston Scientific Corp.	346,869
7,300	@@	Covidien Ltd.	365,657
5,300		CR Bard, Inc.	483,360
31,750		Johnson & Johnson	2,118,995
46,200		Medtronic, Inc.	2,340,954
29,700	@,L	Patterson Cos., Inc.	1,010,097
27,100	@	St. Jude Medical, Inc.	1,104,325
11,700	@	Varian Medical Systems, Inc.	556,218

			8,326,475

		Healthcare — Services: 0.6%
19,310		Aetna, Inc.	910,660
4,900		Cigna Corp.	198,940
5,880	@	Coventry Health Care, Inc.	270,656
7,640	@	Humana, Inc.	390,022

			1,770,278

		Home Builders: 0.2%
31,900	L	Lennar Corp.	538,472

			538,472

		Household Products/Wares: 1.3%
24,300		Clorox Co.	1,388,259
42,900		Kimberly-Clark Corp.	2,737,020

			4,125,279

		Insurance: 4.4%
25,400	@@	ACE Ltd.	1,525,778
25,100		Aflac, Inc.	1,684,963
7,400	L	AMBAC Financial Group, Inc.	23,162
63,050		American International Group, Inc.	2,269,800
3,700		Assurant, Inc.	251,711
36,740		Chubb Corp.	1,975,142
17,408		Hartford Financial Services Group, Inc.	1,237,187
42,000	L	Metlife, Inc.	2,521,260
7,900		Prudential Financial, Inc.	590,130
33,500		Travelers Cos., Inc.	1,668,635

			13,747,768

		Internet: 1.7%
7,500	@,L	Amazon.com, Inc.	612,150
18,100	@	eBay, Inc.	543,181
20,500	@,L	Expedia, Inc.	497,125
3,300	@	Google, Inc. — Class A	1,933,140
45,700	@	Symantec Corp.	993,061
20,000	@	Yahoo!, Inc.	535,200

			5,113,857

		Iron/Steel: 0.1%
1,100		United States Steel Corp.	189,981

			189,981

		Lodging: 0.1%
8,200		Starwood Hotels & Resorts Worldwide, Inc.	396,880

			396,880

		Machinery — Construction & Mining: 0.9%
23,600	L	Caterpillar, Inc.	1,950,304
13,800	@,L	Terex Corp.	984,630

			2,934,934

		Machinery — Diversified: 0.4%
15,700		Cummins, Inc.	1,105,594

			1,105,594

		Media: 2.0%
15,900	L	Clear Channel Communications, Inc.	556,818
32,300	L	Comcast Corp. — Class A	726,750
40,500	@	DIRECTV Group, Inc.	1,138,050
41,600		Time Warner, Inc.	660,608
14,400	@	Viacom — Class B	515,808
81,160	L	Walt Disney Co.	2,726,976

			6,325,010

		Mining: 0.6%
14,800	L	Freeport-McMoRan Copper & Gold, Inc.	1,712,508

			1,712,508

		Miscellaneous Manufacturing: 5.1%
14,500		Cooper Industries Ltd.	676,135
44,600		Dover Corp.	2,411,968
23,700		Eaton Corp.	2,291,316
205,999		General Electric Co.	6,328,289
19,200		Honeywell International, Inc.	1,144,704
39,100	L	Leggett & Platt, Inc.	746,810
18,250		Parker Hannifin Corp.	1,545,228
8,000		Textron, Inc.	500,400

			15,644,850

		Office/Business Equipment: 0.3%
17,600		Pitney Bowes, Inc.	639,056
17,200		Xerox Corp.	233,576

			872,632

		Oil & Gas: 13.4%
18,600		Anadarko Petroleum Corp.	1,394,442
12,000		Apache Corp.	1,608,720
81,614		Chevron Corp.	8,092,028
56,018		ConocoPhillips	5,215,276
20,700		Devon Energy Corp.	2,399,958
19,200		ENSCO International, Inc.	1,379,136
167,040		ExxonMobil Corp.	14,826,470
10,700		Hess Corp.	1,314,067
10,300		Marathon Oil Corp.	529,317

See Accompanying Notes to Financial Statements

40

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Oil & Gas (continued)
9,500		Noble Energy, Inc.	$925,775
41,000		Occidental Petroleum Corp.	3,769,130

			41,454,319

		Oil & Gas Services: 0.8%
9,500	@,L	National Oilwell Varco, Inc.	791,540
11,200		Schlumberger Ltd.	1,132,656
4,160	@,L	Transocean, Inc.	624,790

			2,548,986

		Packaging & Containers: 0.2%
10,500		Ball Corp.	570,150

			570,150

		Pharmaceuticals: 4.1%
66,900		Eli Lilly & Co.	3,220,566
20,700	@	Express Scripts, Inc.	1,492,677
16,200	@	King Pharmaceuticals, Inc.	166,212
6,800	@	Medco Health Solutions, Inc.	329,460
58,150		Merck & Co., Inc.	2,265,524
71,630		Pfizer, Inc.	1,386,757
80,500		Schering-Plough Corp.	1,642,200
52,900		Wyeth	2,352,463

			12,855,859

		Pipelines: 0.3%
7,100	L	Spectra Energy Corp.	191,842
22,000		Williams Cos., Inc.	836,880

			1,028,722

		Retail: 6.0%
9,100		Abercrombie & Fitch Co.	660,660
10,200	@,L	Autozone, Inc.	1,290,912
25,100	L	Best Buy Co., Inc.	1,171,919
20,600	@,L	Big Lots, Inc.	639,836
32,810	@	Coach, Inc.	1,191,003
33,700		Costco Wholesale Corp.	2,403,484
23,400		CVS Caremark Corp.	1,001,286
32,300		Family Dollar Stores, Inc.	691,220
16,300	@,L	GameStop Corp.	808,480
10,400		Gap, Inc.	189,800
37,150		McDonald’s Corp.	2,203,738
10,900	L	Polo Ralph Lauren Corp.	761,365
23,500	L	RadioShack Corp.	344,275
11,100	L	Tiffany & Co.	544,233
51,500		TJX Cos., Inc.	1,651,090
54,900		Wal-Mart Stores, Inc.	3,169,926

			18,723,227

		Savings & Loans: 0.7%
117,100		Hudson City Bancorp., Inc.	2,084,380

			2,084,380

		Semiconductors: 2.2%
27,800		Applied Materials, Inc.	550,718
113,100		Intel Corp.	2,621,658

15,200		National Semiconductor Corp.	319,960
25,900	@	Nvidia Corp.	639,730
24,600	@	QLogic Corp.	388,434
71,400		Texas Instruments, Inc.	2,319,072

			6,839,572

		Software: 3.5%
18,200	@	Autodesk, Inc.	749,112
9,250	@	BMC Software, Inc.	370,925
32,100		CA, Inc.	851,934
39,500		IMS Health, Inc.	957,480
206,140		Microsoft Corp.	5,837,884
93,100	@	Oracle Corp.	2,126,404

			10,893,739

		Telecommunications: 4.9%
130,745		AT&T, Inc.	5,216,726
22,900		CenturyTel, Inc.	810,889
126,160	@	Cisco Systems, Inc.	3,370,995
28,600		Corning, Inc.	781,924
31,700	@,L	JDS Uniphase Corp.	392,129
15,700		Qualcomm, Inc.	762,078
97,700	L	Qwest Communications International, Inc.	473,845
51,800		Verizon Communications, Inc.	1,992,746
101,500	L	Windstream Corp.	1,354,010

			15,155,342

		Toys/Games/Hobbies: 0.3%
24,500		Hasbro, Inc.	887,880

			887,880

		Transportation: 0.3%
13,300	L	Ryder System, Inc.	976,619

			976,619

		Total Common Stock (Cost $255,788,295)	304,432,437

REAL ESTATE INVESTMENT TRUSTS: 0.3%

		Hotels: 0.1%
24,000	L	Host Hotels & Resorts, Inc.	412,560

			412,560

		Storage: 0.2%
7,600		Public Storage, Inc.	669,788

			669,788

		Total Real Estate Investment Trusts (Cost $1,044,942)	1,082,348

		Total Long-Term Investments (Cost $256,833,237)	305,514,785

SHORT-TERM INVESTMENTS: 13.5%

		Mutual Fund: 1.0%
3,125,000	**	ING Institutional Prime Money Market Fund	3,125,000

		Total Mutual Fund (Cost $3,125,000)	3,125,000

Principal
Amount			Value

		Repurchase Agreement: 0.5%
$1,571,000		Morgan Stanley Repurchase Agreement dated 05/30/08, 2.200%, due 06/02/08, $1,571,288 to be received upon repurchase (Collateralized by $1,565,000 Federal Home Loan Mortgage Corporation, 5.700%, Market Value plus accrued interest $1,609,889, due 10/02/17)	$1,571,000

		Total Repurchase Agreement (Cost $1,571,000)	1,571,000

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Fund
as of May 31, 2008 (continued)

Principal
Amount			Value

		Securities Lending CollateralCC: 12.0%
$37,111,000		Bank of New York Mellon Corp. Institutional Cash Reserves	$37,111,000

		Total Securities Lending Collateral (Cost $37,111,000)	37,111,000

		Total Short-Term Investments (Cost $41,807,000)	41,807,000

	Total Investments in Securities
	(Cost $298,640,237)*	112.1%	$347,321,785
	Other Assets and Liabilities - Net	(12.1)	(37,493,621)

	Net Assets	100.0%	$309,828,164

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is $307,020,185.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$46,677,792
Gross Unrealized Depreciation	(6,376,192)

Net Unrealized Appreciation	$40,301,600

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2008

		Notional
	Number	Market	Expiration	Unrealized
Contract Description	of Contracts	Value ($)	Date	Appreciation

Long Contracts
S&P 500	15	5,252,250	06/19/08	$92,948

				$92,948

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 94.6%

		Advertising: 0.1%
11,830	@	Getty Images, Inc.	$396,068

			396,068

		Aerospace/Defense: 0.6%
4,700	@,L	Alliant Techsystems, Inc.	510,232
18,450	@	BE Aerospace, Inc.	644,828
5,705		DRS Technologies, Inc.	449,440

			1,604,500

		Agriculture: 0.3%
14,210	L	Universal Corp.	704,958

			704,958

		Apparel: 0.4%
23,230	@,L	Warnaco Group, Inc.	1,119,454

			1,119,454

		Auto Manufacturers: 0.4%
26,700	L	Oshkosh Truck Corp.	1,078,947

			1,078,947

		Auto Parts & Equipment: 1.3%
8,600	L	ArvinMeritor, Inc.	128,742
51,690	L	BorgWarner, Inc.	2,672,890
34,940	@,L	Lear Corp.	899,705

			3,701,337

		Banks: 2.3%
21,000		Bank of Hawaii Corp.	1,136,100
59,875	L	Cathay General Bancorp.	920,878
28,000		FirstMerit Corp.	565,880
6,630	L	PacWest Bancorp	139,760
8,100	@,L	SVB Financial Group	415,125
58,710		Webster Financial Corp.	1,524,699
54,370	L	Wilmington Trust Corp.	1,790,948

			6,493,390

		Beverages: 0.8%
18,890	@,L	Hansen Natural Corp.	590,124
70,619		PepsiAmericas, Inc.	1,720,985

			2,311,109

		Biotechnology: 1.1%
20,160	@,L	Affymetrix, Inc.	243,130
2,700	@,L	Charles River Laboratories International, Inc.	173,556
37,474	@,L	Invitrogen Corp.	1,722,305
15,100	@	PDL BioPharma, Inc.	154,775
33,250	@	Vertex Pharmaceuticals, Inc.	951,948

			3,245,714

		Chemicals: 4.0%
32,580		Airgas, Inc.	1,927,759
3,762		Albemarle Corp.	167,296
13,880		Cabot Corp.	444,715
10,800		CF Industries Holdings, Inc.	1,478,520
24,290		Cytec Industries, Inc.	1,534,156
2,000		FMC Corp.	147,960
33,712		Lubrizol Corp.	1,891,243
15,220		Minerals Technologies, Inc.	1,059,464
46,268		Olin Corp.	1,041,030
24,300	L	RPM International, Inc.	596,079
22,100	L	Terra Industries, Inc.	964,223
7,010	L	Valspar Corp.	158,146

			11,410,591

		Coal: 0.7%
32,580		Arch Coal, Inc.	2,114,768

			2,114,768

		Commercial Services: 5.4%
27,229	@	Alliance Data Systems Corp.	1,634,829
22,460	@,L	Career Education Corp.	410,793
18,220	@,W	ChoicePoint, Inc.	886,950
10,500		Corporate Executive Board Co.	474,285
14,550	L	DeVry, Inc.	830,078
16,410	@,L	Gartner, Inc.	357,574
6,880		Global Payments, Inc.	324,874
14,433	@,L	ITT Educational Services, Inc.	1,048,269
45,900	@,L	Korn/Ferry International	771,120
30,557		Manpower, Inc.	1,925,091
37,403	@,L	MPS Group, Inc.	429,386
17,200	@,L	Navigant Consulting, Inc.	346,580
19,610		Pharmaceutical Product Development, Inc.	866,958
25,700	@,L	Quanta Services, Inc.	823,428
28,510	@,L	Rent-A-Center, Inc.	598,140
52,136	L	Rollins, Inc.	829,484
61,890	L	Service Corp. International	662,223
12,420		Sotheby’s	333,104
4,770	L	Strayer Education, Inc.	953,523
7,030	@,L	United Rentals, Inc.	144,748
45,580	@,L	Valassis Communications, Inc.	724,266

			15,375,703

		Computers: 2.8%
77,800	@,L	Cadence Design Systems, Inc.	904,036
17,500		Diebold, Inc.	690,550
10,320	@,L	DST Systems, Inc.	654,288
62,230	@	NCR Corp.	1,646,606
13,138	@,L	SRA International, Inc.	309,794
55,450	@	Synopsys, Inc.	1,461,108
60,196	@	Western Digital Corp.	2,259,156

			7,925,538

		Cosmetics/Personal Care: 0.2%
15,730	L	Alberto-Culver Co.	415,744

			415,744

		Distribution/Wholesale: 1.4%
24,870	L	Fastenal Co.	1,229,573
78,663	@	Ingram Micro, Inc.	1,426,160
36,060	@	Tech Data Corp.	1,319,435

			3,975,168

		Diversified Financial Services: 1.0%
7,400	@,L	Affiliated Managers Group, Inc.	758,500
10,000	@,L	AmeriCredit Corp.	135,900
15,030	L	Eaton Vance Corp.	639,527
7,110	L	Jefferies Group, Inc.	127,980
34,898	L	Raymond James Financial, Inc.	1,038,216

			2,700,123

		Electric: 4.0%
29,237		Alliant Energy Corp.	1,097,557
112,410	@	Aquila, Inc.	428,282
78,030	L	DPL, Inc.	2,217,613
39,970		Energy East Corp.	1,011,641
56,240	L	Hawaiian Electric Industries	1,483,611
67,394		MDU Resources Group, Inc.	2,226,024
8,573		Northeast Utilities	223,841
16,129		OGE Energy Corp.	541,128
31,006		Puget Energy, Inc.	867,858
27,840		SCANA Corp.	1,117,498
3,160	L	Wisconsin Energy Corp.	151,806

			11,366,859

See Accompanying Notes to Financial Statements

43

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Electrical Components & Equipment: 1.2%
21,667	W	Ametek, Inc.	$1,111,517
7,650	@,L	Energizer Holdings, Inc.	624,164
34,220	L	Hubbell, Inc.	1,600,469

			3,336,150

		Electronics: 2.3%
13,676	S	Amphenol Corp.	637,712
51,340	@	Arrow Electronics, Inc.	1,574,084
48,010	@	Avnet, Inc.	1,417,255
44,530		National Instruments Corp.	1,414,273
12,157	@	Thomas & Betts Corp.	516,308
13,699	@,L	Varian, Inc.	760,158
17,730	@	Vishay Intertechnology, Inc.	178,718

			6,498,508

		Engineering & Construction: 1.8%
13,720	@	Dycom Industries, Inc.	235,298
31,810	L	Granite Construction, Inc.	1,163,292
53,441		KBR, Inc.	1,854,937
20,300	@	Shaw Group, Inc.	1,238,300
11,480	@	URS Corp.	548,859

			5,040,686

		Entertainment: 0.8%
20,100	@	DreamWorks Animation SKG, Inc.	634,557
25,830		International Speedway Corp.	1,146,335
15,510	@,L	Macrovision Solutions Corp.	209,850
6,140	@,L	Scientific Games Corp.	198,506

			2,189,248

		Food: 1.1%
22,880		Corn Products International, Inc.	1,075,589
5,721		Hormel Foods Corp.	216,197
39,313		Ruddick Corp.	1,396,791
14,150	@,L	Smithfield Foods, Inc.	442,754

			3,131,331

		Forest Products & Paper: 0.1%
27,910		Temple-Inland, Inc.	406,649

			406,649

		Gas: 1.6%
32,350		Energen Corp.	2,424,633
10,070	L	Vectren Corp.	297,065
51,910	L	WGL Holdings, Inc.	1,811,140

			4,532,838

		Hand/Machine Tools: 0.8%
15,030	L	Kennametal, Inc.	580,910
21,310		Lincoln Electric Holdings, Inc.	1,757,649

			2,338,559

		Healthcare — Products: 3.7%
7,200		Beckman Coulter, Inc.	499,608
58,924		Densply International, Inc.	2,388,779
24,732	@	Edwards Lifesciences Corp.	1,427,284
11,134	@	Gen-Probe, Inc.	633,970
22,382	@,L	Henry Schein, Inc.	1,247,125
6,530		Hill-Rom Holdings, Inc.	200,798
51,158	@,L	Hologic, Inc.	1,229,327
18,210	@,L	Kinetic Concepts, Inc.	790,860
9,900	@,L	Resmed, Inc.	389,961
17,040	L	Steris Corp.	515,460
16,680	@	Techne Corp.	1,309,380

			10,632,552

		Healthcare — Services: 1.3%
12,400	@,L	Apria Healthcare Group, Inc.	208,940
1,720	@,W	Covance, Inc.	141,006
61,500	@	Health Management Associates, Inc.	477,240
43,720	@	Health Net, Inc.	1,355,320
6,000	@	Kindred Healthcare, Inc.	165,540
4,200	@	LifePoint Hospitals, Inc.	134,358
23,843	@,L	Lincare Holdings, Inc.	621,349
10,530	@	WellCare Health Plans, Inc.	581,045

			3,684,798

		Home Builders: 1.6%
25,420	@,L	Hovnanian Enterprises, Inc.	199,801
15,690	L	MDC Holdings, Inc.	637,485
2,240	@,L	NVR, Inc.	1,266,429
14,100	L	Ryland Group, Inc.	391,980
33,550	L	Thor Industries, Inc.	904,508
56,510	@,L	Toll Brothers, Inc.	1,190,666

			4,590,869

		Home Furnishings: 0.3%
60,850	L	Furniture Brands International, Inc.	855,551

			855,551

		Household Products/Wares: 0.8%
55,565		American Greetings Corp.	1,036,843
14,260	L	Blyth, Inc.	277,500
22,133		Tupperware Corp.	847,694

			2,162,037

		Insurance: 5.0%
65,089	L	American Financial Group, Inc.	1,940,954
35,985	L	Arthur J. Gallagher & Co.	918,697
20,322		Brown & Brown, Inc.	395,669
12,020	L	Commerce Group, Inc.	441,975
29,559	@@,S	Everest Re Group Ltd.	2,592,915
33,640		Fidelity National Title Group, Inc.	575,244
21,139		Hanover Insurance Group, Inc.	974,508
58,663		HCC Insurance Holdings, Inc.	1,399,699
49,200		Horace Mann Educators Corp.	801,468
24,458		Protective Life Corp.	1,026,747
24,625		Stancorp Financial Group, Inc.	1,354,129
6,683	L	Unitrin, Inc.	231,566
56,967		WR Berkley Corp.	1,543,236

			14,196,807

		Internet: 1.2%
34,620	@	Avocent Corp.	683,053
10,530	@,L	Digital River, Inc.	421,832
5,000	@	F5 Networks, Inc.	150,250
33,241	@	McAfee, Inc.	1,204,986
15,410	@,L	NetFlix, Inc.	467,848
29,070	@,L	Valueclick, Inc.	584,598

			3,512,567

		Investment Companies: 0.3%
43,140	L	Apollo Investment Corp.	778,677

			778,677

		Iron/Steel: 1.8%
9,230	L	Carpenter Technology Corp.	509,496
16,480		Cleveland-Cliffs, Inc.	1,758,416
25,600		Reliance Steel & Aluminum Co.	1,740,032
28,878	L	Steel Dynamics, Inc.	1,042,496

			5,050,440

		Leisure Time: 0.3%
63,330		Callaway Golf Co.	804,291

			804,291

See Accompanying Notes to Financial Statements

44

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Machinery — Construction & Mining: 0.8%
27,625		Joy Global, Inc.	$2,326,854

			2,326,854

		Machinery — Diversified: 4.3%
30,920	@	AGCO Corp.	1,868,496
21,500		Flowserve Corp.	2,978,180
36,800	L	Graco, Inc.	1,487,456
48,380		IDEX Corp.	1,879,079
7,400		Nordson Corp.	531,690
24,130		Roper Industries, Inc.	1,569,415
21,430	L	Wabtec Corp.	997,995
27,190	@	Zebra Technologies Corp.	1,022,344

			12,334,655

		Media: 0.3%
8,700		Media General, Inc.	132,588
22,210	@,L	Scholastic Corp.	690,731

			823,319

		Metal Fabricate/Hardware: 0.6%
13,310		Commercial Metals Co.	487,146
8,600		Timken Co.	315,018
49,250	L	Worthington Industries	982,045

			1,784,209

		Miscellaneous Manufacturing: 4.1%
27,680		Aptargroup, Inc.	1,237,850
16,500		Brink’s Co.	1,195,920
19,310	L	Carlisle Cos., Inc.	645,533
40,598		Crane Co.	1,853,299
13,810		Donaldson Co., Inc.	710,939
16,770		Harsco Corp.	1,061,876
18,610	L	Matthews International Corp. — Class A	886,022
36,578	L	Pentair, Inc.	1,369,115
14,690		SPX Corp.	1,952,007
11,550		Teleflex, Inc.	684,800

			11,597,361

		Office Furnishings: 0.6%
35,949		Herman Miller, Inc.	891,535
37,301	L	HNI, Corp.	935,509

			1,827,044

		Oil & Gas: 8.7%
17,280	@,L	Bill Barrett Corp.	930,182
36,490	L	Cimarex Energy Co.	2,486,429
71,250	@	Denbury Resources, Inc.	2,424,638
16,710	@,L	Encore Acquisition Co.	1,116,061
12,800		Equitable Resources, Inc.	898,944
33,920	@,L	Forest Oil Corp.	2,264,160
26,360		Frontier Oil Corp.	793,700
31,064	L	Helmerich & Payne, Inc.	1,946,160
13,290	@	Newfield Exploration Co.	840,460
35,560	L	Patterson-UTI Energy, Inc.	1,119,429
17,400	L	Pioneer Natural Resources Co.	1,249,146
30,138	@	Plains Exploration & Production Co.	2,154,264
50,200	@	Pride International, Inc.	2,205,788
18,700	@,L	Quicksilver Resources, Inc.	681,241
78,870	@	Southwestern Energy Co.	3,497,079

			24,607,681

		Oil & Gas Services: 1.0%
7,640	@,L	Exterran Holdings, Inc.	561,693
24,790	@	FMC Technologies, Inc.	1,781,162
6,500	@,L	Superior Energy Services	348,985

			2,691,840

		Packaging & Containers: 0.5%
17,170		Packaging Corp. of America	447,107
31,737		Sonoco Products Co.	1,098,735

			1,545,842

		Pharmaceuticals: 2.2%
18,814	@,L	Cephalon, Inc.	1,273,896
35,340	@,L	Endo Pharmaceuticals Holdings, Inc.	870,778
33,730	L	Medicis Pharmaceutical Corp.	802,099
5,060	@	NBTY, Inc.	165,260
32,760		Omnicare, Inc.	801,965
13,030	@,L	Par Pharmaceutical Cos., Inc.	237,667
18,410	L	Perrigo Co.	673,990
30,680	@,L	Sepracor, Inc.	662,995
24,067	@,L	VCA Antech, Inc.	754,982

			6,243,632

		Pipelines: 1.6%
42,730	L	National Fuel Gas Co.	2,577,046
39,300		Oneok, Inc.	1,967,358

			4,544,404

		Real Estate: 0.3%
13,220		Jones Lang LaSalle, Inc.	932,539

			932,539

		Retail: 5.2%
29,400		Advance Auto Parts, Inc.	1,184,820
21,070	@,L	Aeropostale, Inc.	736,186
50,235		American Eagle Outfitters	915,282
14,330	@	AnnTaylor Stores Corp.	392,355
17,830	L	Barnes & Noble, Inc.	543,993
31,730	@,L	BJ’s Wholesale Club, Inc.	1,253,018
14,430	@,L	Carmax, Inc.	283,694
7,980	@,L	Chipotle Mexican Grill, Inc.	736,554
15,410	@,L	Copart, Inc.	693,450
14,210	@,L	Dick’s Sporting Goods, Inc.	328,962
44,893	@	Dollar Tree, Inc.	1,656,552
10,850		Guess ?, Inc.	443,006
40,210	@,L	Hanesbrands, Inc.	1,326,930
7,100		MSC Industrial Direct Co.	386,950
6,290	@,L	O’Reilly Automotive, Inc.	164,484
14,610	L	Phillips-Van Heusen	663,732
32,150		Regis Corp.	975,431
23,845		Ross Stores, Inc.	873,204
39,890	@,L	Urban Outfitters, Inc.	1,284,059

			14,842,662

		Savings & Loans: 1.7%
14,390		Astoria Financial Corp.	343,345
56,428	L	First Niagara Financial Group, Inc.	799,585
109,850	L	New York Community Bancorp., Inc.	2,254,122
57,700	L	Washington Federal, Inc.	1,291,903

			4,688,955

		Semiconductors: 1.6%
37,740	@	Atmel Corp.	168,698
10,900	@,L	Cree, Inc.	277,078
16,030	@	Cypress Semiconductor Corp.	446,916
11,100	@	Integrated Device Technology, Inc.	125,208
36,550	@	International Rectifier Corp.	847,229
11,160		Intersil Corp.	311,029
36,723	@,L	Lam Research Corp.	1,494,626
19,670	@,L	Semtech Corp.	344,618
9,400	@,L	Silicon Laboratories, Inc.	346,390
21,700	@	Triquint Semiconductor, Inc.	144,522

			4,506,314

See Accompanying Notes to Financial Statements

45

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Software: 3.5%
18,300	@,L	ACI Worldwide, Inc.	$318,603
72,910	@	Activision, Inc.	2,460,713
27,430		Acxiom Corp.	402,398
9,950	@,L	Advent Software, Inc.	427,552
47,680		Broadridge Financial Solutions ADR	1,074,707
15,000	@,L	Cerner Corp.	680,550
12,707	@,L	CSG Systems International	168,749
17,321		Dun & Bradstreet Corp.	1,586,950
28,810	@	Metavante Technologies, inc.	733,503
39,500	@	Parametric Technology Corp.	741,810
37,887	@,L	Sybase, Inc.	1,213,142

			9,808,677

		Telecommunications: 2.8%
102,741	@	3Com Corp.	258,907
25,660	@,L	ADC Telecommunications, Inc.	403,888
28,495	@,L	Cincinnati Bell, Inc.	119,964
16,013	@,L	CommScope, Inc.	878,313
39,950	@,L	Foundry Networks, Inc.	543,320
30,665		Harris Corp.	2,017,144
29,940	@,L	NeuStar, Inc.	700,297
26,100		Plantronics, Inc.	633,969
113,280	@,L	RF Micro Devices, Inc.	453,120
39,327		Telephone & Data Systems, Inc.	1,874,718

			7,883,640

		Textiles: 0.6%
23,783	@,L	Mohawk Industries, Inc.	1,785,628

			1,785,628

		Transportation: 1.4%
2,900	L	Alexander & Baldwin, Inc.	149,263
16,560	L	Con-way, Inc.	808,294
3,180	@,L	Kansas City Southern	158,873
8,500	L	Overseas Shipholding Group	672,010
22,910	L	Tidewater, Inc.	1,565,440
28,600	L	Werner Enterprises, Inc.	541,684

			3,895,564

		Total Common Stock (Cost $226,825,465)	268,353,349

REAL ESTATE INVESTMENT TRUSTS: 4.1%

		Diversified: 0.3%
15,800		Cousins Properties, Inc.	418,226
8,200	L	Duke Realty Corp.	210,576
8,600	L	Liberty Property Trust	305,300

			934,102

		Health Care: 0.3%
16,600	L	Health Care Real Estate Investment Trust, Inc.	801,780

			801,780

		Hotels: 0.7%
66,930	L	Hospitality Properties Trust	2,074,830

			2,074,830

		Office Property: 0.5%
25,600	L	Highwoods Properties, Inc.	921,600
11,430	L	Mack-Cali Realty Corp.	441,655

			1,363,255

		Regional Malls: 0.7%
25,270	L	Macerich Co.	1,807,563

			1,807,563

		Shopping Centers: 1.0%
14,630	L	Regency Centers Corp.	972,749
56,570	L	Weingarten Realty Investors	1,951,665

			2,924,414

		Warehouse/Industrial: 0.6%
30,430		AMB Property Corp.	1,793,544

			1,793,544

		Total Real Estate Investment Trusts (Cost $11,906,758)	11,699,488

		Total Long-Term Investments (Cost $238,732,223)	280,052,837

SHORT-TERM INVESTMENTS: 25.0%

		Mutual Fund: 0.3%
900,000	**,S	ING Institutional Prime Money Market Fund	900,000

		Total Mutual Fund (Cost $900,000)	900,000

Principal
Amount			Value

		Repurchase Agreement: 0.6%
$1,568,000		Deutsche Bank Repurchase Agreement dated 05/30/08, 2.280%, due 06/02/08, $1,568,298 to be received upon repurchase (Collateralized by $1,550,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $1,601,726, due 01/07/13)	$1,568,000

		Total Repurchase Agreement (Cost $1,568,000)	1,568,000

		Securities Lending CollateralCC: 24.1%
68,490,000		Bank of New York Mellon Corp. Institutional Cash Reserves	68,490,000

		Total Securities Lending Collateral (Cost $68,490,000)	68,490,000

		Total Short-Term Investments (Cost $70,958,000)	70,958,000

	Total Investments in Securities
	(Cost $309,690,223)*	123.8%	$351,010,837
	Other Assets and Liabilities - Net	(23.8)	(67,501,526)

	Net Assets	100.0%	$283,509,311

See Accompanying Notes to Financial Statements

46

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Fund
as of May 31, 2008 (continued)

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis with final maturity to be announced in the future.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is $313,716,339.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$48,498,599
Gross Unrealized Depreciation	(11,204,101)

Net Unrealized Appreciation	$37,294,498

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2008

		Notional
	Number	Market	Expiration	Unrealized
Contract Description	of Contracts	Value ($)	Date	Appreciation

Long Contracts
S&P MidCap 400	8	3,530,000	06/19/08	$344,038

				$344,038

See Accompanying Notes to Financial Statements

47
PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Fund
as of May 31, 2008

Shares			Value

COMMON STOCK: 94.1%

		Advertising: 0.0%
1,892	@	inVentiv Health, Inc.	$61,868

			61,868

		Aerospace/Defense: 1.8%
7,262	L	Cubic Corp.	183,583
4,720		Curtiss-Wright Corp.	243,127
10,960	@	Esterline Technologies Corp.	678,753
2,380	@	Moog, Inc.	107,909
11,360	@	Orbital Sciences Corp.	294,906
14,340	@,S	Teledyne Technologies, Inc.	798,451

			2,306,729

		Agriculture: 0.3%
24,400	@	Alliance One International, Inc.	146,644
4,750	L	Andersons, Inc.	201,210

			347,854

		Airlines: 0.4%
30,591		Skywest, Inc.	472,937

			472,937

		Apparel: 2.2%
12,070	@,L	CROCS, Inc.	123,235
4,910	@,L	Deckers Outdoor Corp.	671,295
31,560	@,L	Iconix Brand Group, Inc.	457,620
4,140	@,L	Maidenform Brands, Inc.	62,266
4,200		Oxford Industries, Inc.	114,828
7,600	@	Perry Ellis International, Inc.	207,176
17,990	@	Skechers USA, Inc.	432,660
7,660	@,L	Volcom, Inc.	194,028
20,503		Wolverine World Wide, Inc.	588,641

			2,851,749

		Auto Manufacturers: 0.3%
39,250	L	Wabash National Corp.	336,765

			336,765

		Auto Parts & Equipment: 0.3%
20,100		Superior Industries International	413,256

			413,256

		Banks: 4.8%
44,030		Bank Mutual Corp.	488,293
7,090	L	Boston Private Financial Holdings, Inc.	59,769
34,050	L	Cascade Bancorp.	298,619
24,260	L	Central Pacific Financial Corp.	361,959
7,300	L	Community Bank System, Inc.	176,149
8,460	L	Corus Bankshares, Inc.	48,645
20,988	L	East-West Bancorp., Inc.	277,881
27,100	L	First Midwest Bancorp., Inc.	707,310
4,998	L	Frontier Financial Corp.	73,471
24,730	L	Glacier Bancorp., Inc.	512,900
24,913	L	Hanmi Financial Corp.	159,443
5,060	L	Nara Bancorp., Inc.	64,363
36,900	L	National Penn Bancshares, Inc.	631,728
11,910	L	Prosperity Bancshares, Inc.	380,405
25,100	L	Provident Bankshares Corp.	239,956
5,500	@,L	Signature Bank	156,970
9,160		Sterling Bancorp.	134,377
17,660	L	Sterling Financial Corp.	156,821
3,100	L	Susquehanna Bancshares, Inc.	59,675
26,200	L	Trustco Bank Corp.	229,512
42,939	L	UCBH Holdings, Inc.	209,542
1,300		UMB Financial Corp.	67,821
4,040	L	United Community Banks, Inc.	42,258
8,919	L	Whitney Holding Corp.	202,640
15,440	L	Wintrust Financial Corp.	481,419

			6,221,926

		Beverages: 0.2%
2,400	@	Boston Beer Co., Inc.	95,472
4,300	@,L	Green Mountain Coffee Roasters, Inc.	185,588

			281,060

		Biotechnology: 0.7%
11,910	@,L	Enzo Biochem, Inc.	117,075
8,520	@,L	Martek Biosciences Corp.	321,715
17,823	@,L	Regeneron Pharmaceuticals, Inc.	354,678
6,000	@,L	Savient Pharmaceuticals, Inc.	159,840

			953,308

		Building Materials: 2.2%
15,080		Apogee Enterprises, Inc.	357,999
11,870	@,L	Drew Industries, Inc.	260,903
33,484		Gibraltar Industries, Inc.	540,097
14,022		Lennox International, Inc.	451,789
17,870	@,L	NCI Building Systems, Inc.	558,259
9,141	@,L	Quanex Building Products Corp.	160,882
6,000	L	Simpson Manufacturing Co., Inc.	158,280
2,850	L	Texas Industries, Inc.	207,765
5,294		Universal Forest Products, Inc.	179,625

			2,875,599

		Chemicals: 1.6%
13,226	L	HB Fuller Co.	328,931
5,590		NewMarket Corp.	437,529
7,750	@,L	OM Group, Inc.	336,970
14,960	@	PolyOne Corp.	115,790
12,570		Quaker Chemical Corp.	401,863
12,300	L	Schulman A, Inc.	277,857
14,990	L	Tronox, Inc.	49,617
5,100		Zep, Inc.	83,742

			2,032,299

		Coal: 1.7%
23,460		Massey Energy Co.	1,515,985
6,000	@	Patriot Coal Corp.	648,780

			2,164,765

		Commercial Services: 4.2%
2,600		Aaron Rents, Inc.	58,214
7,769		Administaff, Inc.	216,910
8,320	@,L	AMN Healthcare Services, Inc.	144,851
11,640		Arbitron, Inc.	580,370
3,270	@,L	Bankrate, Inc.	165,135
25,189	S	Bowne & Co., Inc.	387,155
6,500		CDI Corp.	185,250
4,821		Chemed Corp.	174,617
1,656	@	Consolidated Graphics, Inc.	90,964
9,200	@	Cross Country Healthcare, Inc.	142,324
16,900	@	Healthspring, Inc.	314,002
9,726	L	Heidrick & Struggles International, Inc.	278,650
15,440	@	Hillenbrand, Inc.	341,996
2,255	@,L	Kendle International, Inc.	85,216
9,292	@,L	Live Nation, Inc.	140,774
13,710		MAXIMUS, Inc.	504,117
26,360	@,L	On Assignment, Inc.	219,842
2,800	@,L	Parexel International Corp.	68,852
2,920	@,L	Pharmanet Development Group	49,290
5,082	@,L	Pre-Paid Legal Services, Inc.	213,393
20,236	@,L	TrueBlue, Inc.	294,636
6,925	@,L	Volt Information Sciences, Inc.	103,598
12,654		Watson Wyatt Worldwide, Inc.	741,145

			5,501,301

See Accompanying Notes to Financial Statements

48

PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Computers: 2.1%
2,820	@,L	Ansoft Corp.	$102,874
11,011	@	CACI International, Inc.	561,231
25,206	@	Ciber, Inc.	176,946
28,890	@	Micros Systems, Inc.	952,503
6,920		MTS Systems Corp.	261,853
12,170	@	Radiant Systems, Inc.	165,025
19,660	@,L	Radisys Corp.	197,190
3,200	@	SI International, Inc.	78,400
6,670	@,L	Synaptics, Inc.	285,276

			2,781,298

		Cosmetics/Personal Care: 0.4%
7,960	@,L	Chattem, Inc.	495,192

			495,192

		Distribution/Wholesale: 2.7%
28,200	@,L	Brightpoint, Inc.	277,770
21,700	@	Fossil, Inc.	688,107
40,210	@	LKQ Corp.	891,054
17,500		Owens & Minor, Inc.	830,900
3,500	@,L	Scansource, Inc.	104,860
13,940	@,L	United Stationers, Inc.	590,220
4,120	L	Watsco, Inc.	191,580

			3,574,491

		Diversified Financial Services: 1.8%
16,360	L	Financial Federal Corp.	397,384
8,191	@	Investment Technology Group, Inc.	344,841
13,949	@,L	LaBranche & Co., Inc.	93,458
13,400		National Financial Partners Corp.	327,228
11,470		OptionsXpress Holdings, Inc.	261,975
9,730	@,L	Portfolio Recovery Associates, Inc.	399,806
16,946		SWS Group, Inc.	313,162
4,688	@,L	World Acceptance, Corp.	207,303

			2,345,157

		Electric: 1.0%
31,000		Avista Corp.	658,130
2,780	L	Central Vermont Public Service Corp.	56,545
28,000	@	El Paso Electric Co.	605,080

			1,319,755

		Electrical Components & Equipment: 0.5%
12,680		Belden CDT, Inc.	531,165
4,165	@	Littelfuse, Inc.	157,395

			688,560

		Electronics: 6.4%
3,960	L	Analogic Corp.	265,399
35,590	@	Benchmark Electronics, Inc.	632,434
21,650		Brady Corp.	838,072
9,914	@	Checkpoint Systems, Inc.	257,467
41,471		CTS Corp.	451,204
11,962	@,L	Cymer, Inc.	369,865
9,915	@,L	Dionex Corp.	723,002
30	@,L	Electro Scientific Industries, Inc.	474
9,300	@,L	Faro Technologies, Inc.	266,631
27,010	@,L	Flir Systems, Inc.	1,064,734
6,100	@	II-VI, Inc.	238,571
5,860	@,L	Itron, Inc.	571,819
15,010	@,L	LoJack Corp.	138,843
21,848		Methode Electronics, Inc.	249,941
6,120	@	Plexus Corp.	172,768
8,800	@,L	Rogers Corp.	344,872
18,610		Technitrol, Inc.	371,270
23,932	@,L	Trimble Navigation Ltd.	953,451
23,167	@,L	TTM Technologies, Inc.	337,312
2,888		Woodward Governor Co.	116,300

			8,364,429

		Engineering & Construction: 0.7%
31,214	@	EMCOR Group, Inc.	916,131

			916,131

		Entertainment: 0.1%
12,640	@,L	Shuffle Master, Inc.	78,874

			78,874

		Environmental Control: 0.4%
15,947	@	Waste Connections, Inc.	523,540

			523,540

		Food: 1.7%
15,468		Flowers Foods, Inc.	435,115
3,860	@,L	Great Atlantic & Pacific Tea Co.	96,230
17,526	@	Hain Celestial Group, Inc.	504,223
4,150	L	Nash Finch Co.	158,696
8,002	@	Ralcorp Holdings, Inc.	480,120
4,300	L	Sanderson Farms, Inc.	214,699
11,492	@,L	TreeHouse Foods, Inc.	300,286

			2,189,369

		Forest Products & Paper: 0.9%
36,922	@	Buckeye Technologies, Inc.	392,850
20,140		Rock-Tenn Co.	718,797

			1,111,647

		Gas: 2.9%
14,217		Atmos Energy Corp.	389,404
21,679		New Jersey Resources Corp.	722,127
5,351		Northwest Natural Gas Co.	243,952
18,080	L	Piedmont Natural Gas Co.	488,702
6,370		South Jersey Industries, Inc.	243,653
25,470		Southern Union Co.	677,502
39,838		UGI Corp.	1,074,829

			3,840,169

		Hand/Machine Tools: 0.9%
13,760	L	Baldor Electric Co.	484,352
16,080		Regal-Beloit Corp.	747,720

			1,232,072

		Healthcare — Products: 3.2%
2,480	@,L	Abaxism, Inc.	72,887
10,620	@,L	Arthrocare Corp.	468,448
5,660		Cooper Cos., Inc.	228,947
4,550	@,L	Cyberonics	80,672
13,200	@,L	ICU Medical, Inc.	336,336
17,514	@,L	Idexx Laboratories, Inc.	884,457
15,519	@	Immucor, Inc.	416,375
15,100	L	Invacare Corp.	274,518
10,200	@	Kensey Nash Corp.	299,676
6,780	L	Mentor Corp.	213,638
8,450		Meridian Bioscience, Inc.	247,839
17,100	@,L	Merit Medical Systems, Inc.	272,232
9,817	@	Osteotech, Inc.	60,080
3,500	@,L	PSS World Medical, Inc.	63,770
1,570	@,L	SurModics, Inc.	70,399
1,200		Vital Signs, Inc.	68,148
3,720		West Pharmaceutical Services, Inc.	176,440

			4,234,862

		Healthcare — Services: 2.5%
8,520	@	Amedisys, Inc.	432,901
18,593	@	AMERIGROUP Corp.	513,353
14,151	@	Amsurg Corp.	386,039
12,781	@	Centene Corp.	269,807

See Accompanying Notes to Financial Statements

49

PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Healthcare — Services (continued)
10,000	@,L	Healthways, Inc.	$323,000
8,960	@,L	Molina Healthcare, Inc.	270,234
17,990	@	Pediatrix Medical Group, Inc.	968,402
4,100	@	RehabCare Group, Inc.	69,577
3,300	@,L	Res-Care, Inc.	62,931

			3,296,244

		Home Builders: 0.3%
26,161	@,L	Champion Enterprises, Inc.	218,444
9,760		M/I Homes, Inc.	167,579

			386,023

		Home Furnishings: 0.4%
16,445	L	Ethan Allen Interiors, Inc.	461,118
3,970	@,L	Universal Electronics, Inc.	100,917

			562,035

		Household Products/Wares: 0.2%
13,260	@,L	Central Garden & Pet Co.	98,920
17,000	@	Spectrum Brands, Inc.	70,720
2,250		WD-40 Co.	77,940

			247,580

		Housewares: 0.6%
3,600		Libbey, Inc.	41,508
17,585		Toro Co.	687,222

			728,730

		Insurance: 3.6%
19,477		Delphi Financial Group	562,691
8,420	@	Navigators Group, Inc.	425,126
25,559	@	Philadelphia Consolidated Holding Co.	952,073
7,411		Presidential Life Corp.	130,582
7,569	@	ProAssurance Corp.	387,760
11,654		RLI Corp.	595,986
10,314		Safety Insurance Group, Inc.	398,739
25,666		Selective Insurance Group	561,572
8,260		Tower Group, Inc.	215,338
10,500	L	United Fire & Casualty Co.	378,945
3,310		Zenith National Insurance Corp.	133,559

			4,742,371

		Internet: 2.4%
11,190	@,L	Blue Coat Systems, Inc.	202,763
9,580	@,S,L	Blue Nile, Inc.	510,710
9,506	@	Cybersource Corp.	184,511
10,550	@,L	DealerTrack Holdings, Inc.	221,972
7,300	@,L	Infospace, Inc.	66,649
19,490	@,L	j2 Global Communications, Inc.	516,875
4,700	@,L	Knot, Inc.	54,567
8,500	L	Nutri/System, Inc.	174,420
17,730	@,L	Perficient, Inc.	188,115
27,979	@,L	Secure Computing Corp.	149,128
14,241	@,L	Stamps.com, Inc.	207,919
19,114	L	United Online, Inc.	233,764
21,210	@	Websense, Inc.	373,084

			3,084,477

		Iron/Steel: 0.1%
2,300		Olympic Steel, Inc.	149,454

			149,454

		Leisure Time: 0.9%
16,856	L	Polaris Industries, Inc.	804,368
10,390	@	WMS Industries, Inc.	384,846

			1,189,214

		Machinery — Diversified: 1.7%
14,161		Applied Industrial Technologies, Inc.	390,419
3,270	L	Briggs & Stratton Corp.	48,233
14,380		Cognex Corp.	400,627
17,313	@	Gardner Denver, Inc.	918,628
5,640	@,L	Intevac, Inc.	64,860
1,030		Lindsay Manufacturing Co.	108,150
8,258		Robbins & Myers, Inc.	334,366

			2,265,283

		Media: 0.2%
4,466		Factset Research Systems, Inc.	288,995

			288,995

		Metal Fabricate/Hardware: 0.9%
5,590	L	AM Castle & Co.	183,520
1,917		Lawson Products	49,823
18,340		Mueller Industries, Inc.	656,389
2,030		Valmont Industries, Inc.	233,125

			1,122,857

		Mining: 0.5%
4,600		Amcol International Corp.	141,956
2,360	@,L	Brush Engineered Materials, Inc.	78,848
4,100	@	Century Aluminum Co.	299,300
2,730	@,L	RTI International Metals, Inc.	117,608

			637,712

		Miscellaneous Manufacturing: 2.8%
18,831		Acuity Brands, Inc.	1,002,751
6,395		AO Smith Corp.	231,179
11,090		Barnes Group, Inc.	354,215
11,065	@,L	Ceradyne, Inc.	477,233
13,060		Clarcor, Inc.	567,065
15,060	@,L	EnPro Industries, Inc.	603,906
11,360	@,L	Griffon Corp.	102,694
4,470	@	Lydall, Inc.	68,570
13,980		Myers Industries, Inc.	169,857
8,900		Tredegar Corp.	130,029

			3,707,499

		Oil & Gas: 5.4%
10,910	@	Atwood Oceanics, Inc.	1,111,838
17,962		Cabot Oil & Gas Corp.	1,082,211
3,350		Penn Virginia Corp.	211,117
1,100	@	Petroleum Development Corp.	76,010
20,120	@,L	Petroquest Energy, Inc.	445,658
13,900	@	Pioneer Drilling Co.	247,559
23,260		St. Mary Land & Exploration Co.	1,185,318
12,520	@	Stone Energy Corp.	846,102
12,287	@	Swift Energy Co.	708,223
15,632	@	Unit Corp.	1,198,818

			7,112,854

		Oil & Gas Services: 3.9%
6,000	@,L	Basic Energy Services, Inc.	172,620
2,838	@	Dril-Quip, Inc.	165,569
4,400		Gulf Island Fabrication, Inc.	182,072
23,373	@	Helix Energy Solutions Group, Inc.	902,899
8,050	@,L	Hornbeck Offshore Services, Inc.	424,235
22,190	@	ION Geophysical Corp.	363,694
6,059		Lufkin Industries, Inc.	483,387
1,500	@,L	NATCO Group, Inc.	70,905
16,270	@	Oceaneering International, Inc.	1,161,027
7,399	@,L	SEACOR Holdings, Inc.	658,363
6,750	@	W-H Energy Services, Inc.	577,328

			5,162,099

See Accompanying Notes to Financial Statements

50

PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Fund
as of May 31, 2008 (continued)

Shares			Value

		Pharmaceuticals: 1.6%
6,750	@,L	Alpharma, Inc.	$170,033
14,260	@,L	Cubist Pharmaceuticals, Inc.	271,796
11,360	@	HealthExtras, Inc.	355,000
7,860	@,L	Noven Pharmaceuticals, Inc.	96,206
15,460	@,L	PetMed Express, Inc.	215,667
33,470	@,L	Salix Pharmaceuticals Ltd.	257,050
13,180	@,S,L	Sciele Pharma, Inc.	288,774
18,190	@	Theragenics Corp.	71,487
4,018	@,L	USANA Health Sciences, Inc.	102,258
27,050	@,L	Viropharma, Inc.	259,410

			2,087,681

		Real Estate: 0.1%
6,760	@	Forestar Real Estate Group, Inc.	169,000

			169,000

		Retail: 7.1%
3,872		Brown Shoe Co., Inc.	65,398
7,020	@,L	Buffalo Wild Wings, Inc.	231,309
4,486		Casey’s General Stores, Inc.	98,199
11,310		Cash America International, Inc.	404,446
21,658		Cato Corp.	340,031
9,639	@,L	CEC Entertainment, Inc.	348,353
18,100	@	Charlotte Russe Holding, Inc.	339,556
28,970	L	Christopher & Banks Corp.	325,913
16,560	@,L	Dress Barn, Inc.	256,183
14,100		Finish Line	111,813
23,200	@,L	First Cash Financial Services, Inc.	357,048
11,198	@	Gymboree Corp.	516,676
26,600		Haverty Furniture Cos., Inc.	279,832
3,700	@	IHOP Corp.	173,493
27,560	@	Insight Enterprises, Inc.	369,304
24,020	@	Jack in the Box, Inc.	590,171
2,900	@	Jo-Ann Stores, Inc.	65,279
14,020	@,L	JOS A Bank Clothiers, Inc.	381,344
3,112	L	Landry’s Restaurants, Inc.	51,068
5,300	L	Longs Drug Stores Corp.	251,326
17,458		Men’s Wearhouse, Inc.	361,904
9,330	L	Movado Group, Inc.	207,126
14,745	@,L	Panera Bread Co.	765,855
8,360	@,L	PF Chang’s China Bistro, Inc.	222,209
8,710	@,L	Quiksilver, Inc.	74,383
7,120	@,L	Red Robin Gourmet Burgers, Inc.	239,303
9,718	@,L	School Specialty, Inc.	305,048
25,929	@,L	Sonic Corp.	497,318
8,980	@,L	Texas Roadhouse, Inc.	99,049
6,830	@	Tractor Supply Co.	233,381
11,055	@,L	Tween Brands, Inc.	219,552
10,390	L	World Fuel Services Corp.	250,295
8,910	@,L	Zumiez, Inc.	186,754

			9,218,919

		Savings & Loans: 1.1%
21,817	L	Anchor Bancorp. Wisconsin, Inc.	306,093
51,460		Brookline Bancorp., Inc.	517,173
27,550		Dime Community Bancshares	500,859
21	@,L	FirstFed Financial Corp.	310
10,760	@,L	Guaranty Financial Group, Inc.	67,788

			1,392,223

		Semiconductors: 3.4%
7,200	@,S	ATMI, Inc.	215,496
25,500	@,L	Axcelis Technologies, Inc.	145,605
8,560	@	Brooks Automation, Inc.	87,226
17,030	@,L	Cabot Microelectronics Corp.	631,813
22,258		Cohu, Inc.	380,834
5,520	@,L	Diodes, Inc.	155,830
36,910	@	DSP Group, Inc.	307,829
11,900	L	Micrel, Inc.	114,240
5,920	@	Microsemi Corp.	162,208
9,750	@	MKS Instruments, Inc.	229,710
3,981	@,L	Pericom Semiconductor Corp.	74,604
52,585	@,L	Skyworks Solutions, Inc.	543,203
12,960	@,L	Standard Microsystems Corp.	422,496
4,600	@,L	Supertex, Inc.	116,380
19,309	@	Varian Semiconductor Equipment Associates, Inc.	734,321
3,400	@,L	Veeco Instruments, Inc.	65,382

			4,387,177

		Software: 3.5%
17,566	@	Ansys, Inc.	830,872
5,700	@,L	Avid Technology, Inc.	122,322
13,477	@	Captaris, Inc.	58,760
3,740	@	Concur Technologies, Inc.	137,146
31,600	@,L	Digi International, Inc.	285,032
47,900	@,L	Epicor Software Corp.	410,982
29,120	@	Informatica Corp.	524,160
8,756	@	JDA Software Group, Inc.	178,622
4,510	@	Mantech International Corp.	227,439
5,200	@,L	Omnicell, Inc.	69,056
5,530	@	Phase Forward, Inc.	95,890
8,960	@	Phoenix Technologies Ltd.	95,872
17,375	@	Progress Software Corp.	541,058
7,600	@,L	Smith Micro Software, Inc.	64,144
6,188	@,L	SPSS, Inc.	243,622
12,300	@,L	SYNNEX Corp.	305,655
7,400	@,L	Take-Two Interactive Software, Inc.	200,318
7,600	@	Tyler Technologies, Inc.	119,776

			4,510,726

		Telecommunications: 2.0%
7,640	@,L	Anixter International, Inc.	496,676
22,933	@,L	Arris Group, Inc.	214,653
5,500		Black Box Corp.	157,850
8,260	@,L	Comtech Telecommunications	382,438
16,904	L	Fairpoint Communications, Inc.	152,136
27,945	@,L	Harmonic, Inc.	268,831
16,270	@,L	Netgear, Inc.	308,967
19,480	@,L	Novatel Wireless, Inc.	200,839
40,170	@,L	Symmetricom, Inc.	169,116
6,530	@	Tollgrade Communications, Inc.	34,740
13,490	@	Viasat, Inc.	290,575

			2,676,821

		Textiles: 0.6%
14,785		G&K Services, Inc.	517,327
5,870		Unifirst Corp.	281,760

			799,087

		Toys/Games/Hobbies: 0.1%
7,705	@,L	Jakks Pacific, Inc.	181,838

			181,838

		Transportation: 1.8%
10,970	L	Arkansas Best Corp.	407,645
5,900		Forward Air Corp.	218,595
6,012	@	HUB Group, Inc.	216,913
14,680	@	Kirby Corp.	817,089
7,250		Landstar System, Inc.	403,970
8,682	@,L	Old Dominion Freight Line	262,023

			2,326,235

		Total Common Stock (Cost $105,639,737)	122,950,096

See Accompanying Notes to Financial Statements

51

PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Fund
as of May 31, 2008 (continued)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 3.8%

		Apartments: 0.4%
3,135	L	Essex Property Trust, Inc.	$374,538
3,180	L	Home Properties, Inc.	162,816

			537,354

		Diversified: 1.2%
12,230	L	Colonial Properties Trust	294,132
10,270		Entertainment Properties Trust	565,364
37,900	L	Lexington Corporate Properties Trust	590,861
1,100		PS Business Parks, Inc.	63,250

			1,513,607

		Health Care: 0.3%
12,080	L	Medical Properties Trust, Inc.	147,497
8,910		Senior Housing Properties Trust	197,891

			345,388

		Hotels: 0.4%
36,620		DiamondRock Hospitality Co.	502,060

			502,060

		Office Property: 0.7%
14,240		BioMed Realty Trust, Inc.	374,227
1,210		Kilroy Realty Corp.	65,969
13,420	L	Parkway Properties, Inc.	510,228

			950,424

		Regional Malls: 0.3%
16,360	L	Pennsylvania Real Estate Investment Trust	439,266

			439,266

		Single Tenant: 0.3%
18,040	L	National Retail Properties, Inc.	409,688

			409,688

		Storage: 0.2%
17,310	L	Extra Space Storage, Inc.	288,212

			288,212

		Total Real Estate Investment Trusts (Cost $4,725,633)	4,985,999

		Total Long-Term Investments (Cost $110,365,370)	127,936,095

SHORT-TERM INVESTMENTS: 23.8%

		Mutual Fund: 0.8%
1,025,000	**,S	ING Institutional Prime Money Market Fund	1,025,000

		Total Mutual Fund (Cost $1,025,000)	1,025,000

Principal
Amount			Value

		Repurchase Agreement: 0.5%
$639,000	S	Deutsche Bank Repurchase Agreement dated 05/30/08, 2.280%, due 06/02/08, $639,121 to be received upon repurchase (Collateralized by $635,000 Federal Home Loan Bank, 4.625%, Market Value plus accrued interest $656,191, due 01/07/13)	$639,000

		Total Repurchase Agreement (Cost $639,000)	639,000

		Securities Lending CollateralCC: 22.5%
29,501,000		Bank of New York Mellon Corp. Institutional Cash Reserves	29,501,000

		Total Securities Lending Collateral (Cost $29,501,000)	29,501,000

		Total Short-Term Investments (Cost $31,165,000)	31,165,000

	Total Investments in Securities
	(Cost $141,530,370)*	122.0%	$159,101,095
	Other Assets and Liabilities - Net	(22.0)	(28,696,196)

	Net Assets	100.0%	$130,404,899

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at May 31, 2008.
**	Investment in affiliate

*	Cost for federal income tax purposes is $143,897,707.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,677,517
Gross Unrealized Depreciation	(6,474,129)

Net Unrealized Appreciation	$15,203,388

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2008

		Notional
	Number	Market	Expiration	Unrealized
Contract Description	of Contracts	Value ($)	Date	Appreciation

Long Contracts
Russell 2000	7	2,620,450	06/19/08	$131,531

				$131,531

See Accompanying Notes to Financial Statements

52

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors of ING Series Fund, Inc. (the “Company”); and

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008.

ING Series Fund, Inc. Registrant

Results:

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Albert E. DePrince, Jr.	1	553,197,091.296	9,435,045.379	0.000	0.000	562,632,136.675
Maria T. Fighetti	1	553,140,758.731	9,491,377.944	0.000	0.000	562,632,136.675
Sidney Koch	1	552,024,290.717	10,607,845.958	0.000	0.000	562,632,136.675
Corine T. Norgaard	1	552,843,470.121	9,788,666.554	0.000	0.000	562,632,136.675
Joseph E. Obermeyer	1	553,125,389.306	9,506,747.369	0.000	0.000	562,632,136.675
Edward T. O’Dell	1	551,984,870.156	10,647,266.519	0.000	0.000	562,632,136.675
Russell Jones	1	552,516,531.308	10,115,605.367	0.000	0.000	562,632,136.675
Shaun Mathews	1	552,092,910.617	10,539,226.058	0.000	0.000	562,632,136.675
Fredric (Rick) A. Nelson III	1	552,733,866.828	9,898,269.847	0.000	0.000	562,632,136.675
ING Series Fund, Inc. Registrant	2	549,100,175.251	5,018,944.907	8,513,016.517	0.000	562,632,136.675

*	The Shareholder Meeting for ING Series Fund, Inc. Registrant was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restriction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Results:

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Index Plus LargeCap Fund	1A	4,576,455.464	157,251.915	238,420.214	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1B	4,681,615.586	139,510.204	151,001.803	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1C	4,483,672.018	254,752.928	233,702.647	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1D	4,656,456.627	168,974.517	146,696.449	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1E	4,607,842.214	210,059.366	154,226.013	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1F	4,614,420.112	205,797.767	151,909.714	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1G	4,670,976.433	147,967.706	153,183.454	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	1H	4,653,253.848	167,780.393	151,093.352	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	2	4,661,768.786	173,454.345	136,904.462	1,804,184.000	6,776,311.593
ING Index Plus LargeCap Fund	3	4,666,845.766	172,993.042	132,288.785	1,804,184.000	6,776,311.593

53

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Index Plus MidCap Fund	1A	3,643,382.605	109,069.699	111,206.944	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1B	3,647,511.133	112,344.828	103,803.287	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1C	3,627,906.570	128,077.720	107,674.958	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1D	3,628,239.253	130,651.767	104,768.228	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1E	3,631,865.677	122,233.718	109,559.853	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1F	3,653,663.325	104,678.711	105,317.212	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1G	3,642,420.870	112,675.300	108,563.078	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	1H	3,648,159.096	109,849.847	105,650.305	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	2	3,615,775.576	143,975.310	103,908.362	3,243,001.000	7,106,660.248
ING Index Plus MidCap Fund	3	3,591,034.042	187,586.753	85,038.453	3,243,001.000	7,106,660.248
ING Index Plus SmallCap Fund	1A	1,888,527.270	63,271.288	48,919.305	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	1B	1,866,850.402	66,368.406	47,499.055	1,147,626.000	3,128,343.863
ING Index Plus SmallCap Fund	1C	1,881,889.883	71,145.296	47,682.684	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	1D	1,890,933.499	64,623.073	45,161.291	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	1E	1,886,196.875	65,954.696	48,566.292	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	1F	1,890,537.087	61,126.370	49,054.406	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	1G	1,886,464.691	64,198.338	50,054.834	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	1H	1,882,418.930	68,303.431	49,995.502	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	2	1,848,223.224	109,373.598	43,121.041	1,147,626.000	3,148,343.863
ING Index Plus SmallCap Fund	3	1,836,236.141	123,198.332	41,283.390	1,147,626.000	3,148,343.863

*	The Shareholder Meeting for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restriction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangement for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

Results:

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Index Plus LargeCap Fund	1A	9,067,884.266	213,027.559	421,220.502	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	1B	9,197,601.122	196,308.245	308,222.960	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	1C	8,991,915.896	317,297.630	392,918.801	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	1D	9,166,984.147	231,745.823	303,402.357	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	1E	9,091,192.634	277,243.817	333,695.876	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	1F	9,096,478.522	274,115.137	331,538.668	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	1G	9,161,926.319	206,950.987	333,255.021	1,525,635.000	11,227,767.327

54

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Index Plus LargeCap Fund	1H	9,144,043.002	225,676.667	332,412.658	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	2	9,161,419.147	252,392.833	288,320.347	1,525,635.000	11,227,767.327
ING Index Plus LargeCap Fund	3	9,157,432.681	262,695.532	282,004.114	1,525,635.000	11,227,767.327
ING Index Plus MidCap Fund	1A	7,593,090.455	158,960.395	214,258.886	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1B	7,629,537.757	156,401.034	180,370.945	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1C	7,601,872.076	179,360.589	185,077.071	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1D	7,599,299.267	180,404.438	186,606.031	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1E	7,588,311.924	172,419.491	205,578.321	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1F	7,612,922.458	151,084.477	202,302.801	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1G	7,615,523.795	164,912.857	185,873.084	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	1H	7,611,876.413	155,788.552	198,644.771	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	2	7,276,864.776	512,421.092	177,023.868	2,541,477.000	10,507,786.736
ING Index Plus MidCap Fund	3	7,238,249.520	560,054.315	168,005.901	2,541,477.000	10,507,786.736
ING Index Plus SmallCap Fund	1A	3,598,379.268	91,358.784	120,488.870	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1B	3,625,996.617	87,456.436	96,773.869	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1C	3,615,238.064	96,955.662	98,033.196	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1D	3,622,178.821	89,037.947	99,010.154	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1E	3,599,221.606	89,717.478	121,287.838	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1F	3,607,277.996	83,050.269	119,898.657	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1G	3,599,991.257	88,840.281	121,395.384	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	1H	3,597,070.575	92,316.602	120,839.745	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	2	3,566,635.167	148,784.297	94,807.458	943,281.000	4,753,507.922
ING Index Plus SmallCap Fund	3	3,550,228.751	172,264.983	87,733.188	943,281.000	4,753,507.922

*	All proposals at the Shareholder Meeting for ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund and ING Index Plus SmallCap Fund were passed.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors of ING Series Fund, Inc. (the “Company”); and

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008.

ING Series Fund, Inc. Registrant

Results:

			Shares
		Shares	Voted			Total
		Voted	Against or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Albert E. DePrince, Jr.	1	641,383,911.945	14,144,949.794	0.000	0.000	655,528,861.739
Maria T. Fighetti	1	641,192,358.308	14,336,503.431	0.000	0.000	655,528,861.739
Sidney Koch	1	639,718,181.417	15,810,680.322	0.000	0.000	655,528,861.739
Corine T. Norgaard	1	641,029,502.475	14,499,359.264	0.000	0.000	655,528,861.739
Joseph E. Obermeyer	1	641,368,298.820	14,160,562.919	0.000	0.000	655,528,861.739
Edward T. O’Dell	1	640,195,244.283	15,333,617.456	0.000	0.000	655,528,861.739
Russell Jones	1	640,768,607.167	14,760,254.572	0.000	0.000	655,528,861.739
Shaun Mathews	1	640,311,292.192	15,217,569.547	0.000	0.000	655,528,861.739
Fredric (Rick) A. Nelson III	1	640,954,317.910	14,574,543.829	0.000	0.000	655,528,861.739
ING Series Fund, Inc. Registrant	2	636,248,975.674	7,979,217.309	11,300,668.756	0.000	655,528,861.739

*	All proposals for ING Series Fund, Inc. were passed.

55

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Fund
Class A	NII	$0.2416
Class B	NII	$0.0698
Class C	NII	$0.1439
Class I	NII	$0.3005
Class O	NII	$0.2547
Class R	NII	$0.1912
All Classes	LTCG	$0.9867
ING Index Plus MidCap Fund
Class A	NII	$0.0792
Class B	NII	$—
Class C	NII	$—
Class I	NII	$0.1293
Class O	NII	$0.0897
Class R	NII	$0.0365
All Classes	STCG	$0.3502
All Classes	LTCG	$2.8414
ING Index Plus SmallCap Fund
All Classes	STCG	$0.4104
All Classes	LTCG	$1.8608

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%
ING Index Plus MidCap Fund	52.95%
ING Index Plus SmallCap Fund	40.66%

For the year ended May 31, 2008, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%
ING Index Plus MidCap Fund	52.49%
ING Index Plus SmallCap Fund	40.12%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Fund	1.12%
ING Index Plus MidCap Fund	2.34%
ING Index Plus SmallCap Fund	1.31%

The following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2)

ING Index Plus MidCap Fund	100.0%
ING Index Plus SmallCap Fund	100.0%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

56

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex(2)
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	the Company	Time Served(1)	during the Past Five Years	by Director	held by Director

Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 — Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 — Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1999 — August 2003).	35	Academy of Economics and Finance (February 2002 — Present).

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 — Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (April 1973 — March 2008).	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 — Present	Retired. Self-Employed Consultant (June 2000 — Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 70	Director	June 1991 — Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 — June 2004). Formerly, President, Thompson Enterprises (September 2004 — September 2005).	35	MassMutual Corporate Investors and Participation Investors (April 1997 — Present); MassMutual Premier Funds (December 2004 — Present); and Investment Funds MML Series II (December 2005 — Present);

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Director	January 2003 — Present	President, Obermeyer & Associates, Inc. (November 1999 — Present).	35	None

57

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex(2)
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	the Company	Time Served(1)	during the Past Five Years	by Director	held by Director

Directors/Trustees who are “Interested Persons:”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	December 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2005 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	35	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC and ING Investments, LLC (December 2005 — Present).

Fredric (Rick) A. Nelson III(3) ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director	December 2007 — Present	Chief Investment Officer, ING (April 2003 — Present)	35	None

(1)	Directors serve until their successors are duly elected and qualified.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Funds, ING or any of ING’s affiliates.

58

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); CMO, ING USFS (April 2002 — October 2004); and Head of ING/USFS Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 58	Executive Vice President	March 2002 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present); Formerly, Chief Investment Officer of International Portfolios, ING Investments, LLC, (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services LLC(5) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal, Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 — Present	Senior Vice President, ING Investments LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

59

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 — Present	Senior Vice President, ING Investments, LLC (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); and Vice President (February 1996 — Present) and Director of Compliance ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Springer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

William Evans 10 State House Road Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

60

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Craig Wheeler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 — Present	Assistant Vice President — Director of Tax (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 — Present	Senior counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008) and Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003).

Kathleen Nichols 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	June 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

61

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof (collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2008, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed

62

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective

63

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies

64

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2008, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2007 and the management fees and expense data described below are as of June 30, 2007.

ING Index Plus LargeCap Fund

In evaluating the investment performance of ING Index Plus LargeCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board noted that the Sub-Adviser manages the Fund using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board further noted that during 2007 the Sub-Adviser refined its portfolio construction process by implementing optimization techniques aimed at maximizing excess return in relation to tracking error. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed in order to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

65

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

ING Index Plus MidCap Fund

In evaluating the investment performance of ING Index Plus MidCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the third quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter, one-year, three-year and five-year periods. The Board noted that the Sub-Adviser manages the Fund using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board further noted that during 2007 the Sub-Adviser refined its portfolio construction process by implementing optimization techniques aimed at maximizing excess return in relation to tracking error. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Fund

In evaluating the investment performance of ING Index Plus SmallCap Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Fund is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods and in the fifth quintile for the one-year period. The Board noted that the Sub-Adviser manages the Fund using a quantitative-based model for selecting stocks based on static factor weightings and that the Sub-Adviser is in the process of developing a model with dynamic factor weightings, which is expected to be implemented in 2008. The Board further noted that during 2007 the Sub-Adviser refined its portfolio construction process by implementing optimization techniques aimed at maximizing excess return in relation to tracking error. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed in order to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

66

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Fund of Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING Index Plus LargeCap Equity Fund VII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141
Independent Registered
Public Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-ADEABCIOR                   (0508-072808)

Annual Report

May 31, 2008

Classes A, B, C, I and O

Strategic Allocation Funds-of-Funds

■  ING Strategic Allocation Conservative Fund
■  ING Strategic Allocation Growth Fund
■  ING Strategic Allocation Moderate Fund

       E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.
(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

The first half of the year has been a challenging period for investors. We have seen a variety of industries impacted by an economic uncertainty and market volatility.

Often what happens in these situations is that anxiety clouds sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Research bears this out. Based on Bloomberg research, if you were fully invested in domestic equities between December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the “best” 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that, when investing, staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

Shaun P. Mathews,
CEO
ING Funds
June 30, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculations based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

1

Market Perspective:  Year Ended May 31, 2008

In our semi-annual report we described how investors, initially hopeful that central bankers could loosen the credit squeeze that had taken hold in the months before, were having second thoughts. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) had slumped in November. There followed four consecutive losing months as mutually reinforcing financial dislocation and economic weakness, plus soaring food and energy prices intensified the crisis and drove investors from risk assets. A strong bounce in April presaged a tentative gain in May that was fading fast by the end. In the second half of our fiscal year global equities fell 5.8% (fell 8.95% for the whole fiscal year).

In currencies for the six months through May, the dollar fell 4.7% against the euro (hawkish European Central Bank), 4.1% against the yen (carry trades unwound), but recovered 4.8% against the pound (UK economy on the precipice). Corresponding whole year losses versus the euro and the yen were 13.4% and 13.2%, respectively, and the gain against the pound was 0.1%.

The Federal Reserve Board’s first response to the credit crisis had been to reduce its discount rate (the lending rate to banks) by 125 basis points (1.25%) in August through October. It had also cut the federal funds rate by 75 basis points (0.75%). By year-end both rates were reduced by another 25 basis points (0.25%).

But using the discount window had a stigma attached to it and credit stayed tight, as a procession of financial institutions reported heavy write-downs of mortgage-backed assets.

The credit crisis had its roots in the real economy of course, where most statistics remained grim.

In housing, the source of much of the problem, sales of new and existing homes continued to plumb multi-year depths. In May, one index of house prices recorded its fifteenth straight fall at an accelerating rate, while foreclosures surged. The February through May payrolls reports all showed declines, the first time payrolls had fallen in over four years. Gross domestic product (“GDP”) growth was reported at a slim 0.9% annualized.

On the inflation front, by early March the price of a barrel of oil was regularly setting new records above $100. Prices of agricultural foodstuffs were also soaring, caused by ever increasing demand, inelastic supply, the effect of the price of oil on transportation and the cost of fertilizer, as well as the actions of some governments in subsidizing consumption and restricting exports.

Yet despite headline consumer price index (“CPI”) inflation at 4%, there was already no doubt about the intended direction of policy.

On a holiday Monday in January, after Moody’s Investors Services Inc. (“Moody’s”) put the Aaa ratings of mono-line insurers on review, major international stock markets sold off by about 6%. On Tuesday, the Federal Reserve Board (the “Fed”) acted, cutting the federal funds and discount rates by 75 basis points (0.75%). By the end of April the discount rate would be lower still, by 175 basis points (1.75%) and the federal funds rate by 150 basis points (1.50%). On the fiscal side, Congress passed a $168 billion plan to stimulate the economy.

Events took a remarkable turn in March when Bear Stearns was laid low in days by rumors of pending insolvency. The Fed brokered the sale of Bear Stearns to JP Morgan for just $10 per share, providing loan finance for the purpose. In addition, crucially, it agreed to extend liquidity to primary dealers and to accept mortgage backed securities as collateral.

Stock markets globally seemed to take heart from this watershed event and recovered an average of 6% in April. This continued into May with the Fed’s early announcement of the expansion of its various liquidity extension programs. But by mid-month the trajectory was turning back down, as the producer price index registered the biggest annual increase since 1991 and oil nudged $130 per barrel. Our fiscal year ended with the University of Michigan consumer confidence index languishing at 1980 levels.

For the six-month period through May 31, 2008, fixed income returns reflected the flight to safety. Treasury Bill yields dropped 122 basis points (1.22%) (fell 274 basis points or 2.74% for the whole fiscal year), while 10-year Note yields actually rose by 8 basis points (0.08%), as inflationary concerns persisted (fell 84 basis points or 0.84% for the whole fiscal year). The Lehman Brothers® Aggregate Bond (“LBAB”) Index(2) of investment grade bonds returned 1.49% for the second six months and 6.89% for the fiscal year.

U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) including

2

Market Perspective:  Year Ended May 31, 2008

dividends, fell 4.5% in the second six months (fell 6.7% for the whole fiscal year). In addition to the conditions and events described above investors faced dividend cuts by some high-profile names in the financials sector and weighed by that sector, a third consecutive quarter of declining profits. The S&P 500® Index stood 10.5% below its all time high reached on October 9.

Internationally, the MSCI Japan® Index(4) fell 7.3% in the six months through May 31, 2008 (fell 18.4% for the whole fiscal year) as exports faced the threats of a slowing world economy and a sharply higher yen, while household spending stagnated. The MSCI Europe ex UK® Index(5) fell 10.4% in the six months through May 31, 2008 (fell 14.8% for the whole fiscal year) with banks taking vast write-downs on the value of asset backed securities. But there were only pockets of weakness in the housing market and with unemployment at a record low plus the highest headline inflation since 1992, the European Central Bank was in no mood to reduce interest rates. In the UK, the MSCI UK® Index(6) fell 4.1% in the six months through May 31, 2008 (fell 6.1% for the whole fiscal year). The Bank of England cut rates three times, but by just 0.25% each time because of accelerating inflation. Despite the worst housing downturn since 1992, the UK market did less badly than the rest of Europe due to its 30% weighting in surging materials and energy.
(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results.  The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING Strategic Allocation Conservative Fund
Portfolio Managers’ Report

Asset Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Strategic Allocation Conservative Fund (the “Fund”) seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. Fund is managed by Paul Zemsky and Brian Gendreau, Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, ING Strategic Allocation Conservative Fund’s Class A shares, excluding sales charges, provided a total return of (1.40)% compared to the Lehman Brothers® Aggregate Bond Index(4) (“LBAB”) and the Strategic Allocation Conservative Composite Index(5), which returned 6.89% and 2.54%, respectively, during the same period.

Portfolio Specifics: As of April 7, 2008, the Fund’s portfolio changed into a fund-of-funds structure. Rather than holding individual securities, the Fund now only holds shares of underlying mutual funds, which represent a portion of the performance of the year.

Prior to the conversion, the domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index. Smaller-cap stocks were the weakest performers, underperforming the Standard & Poor’s (“S&P”) SmallCap 600 Index. Relative underperformance through stock selection was the worst for small-cap stocks during the year, followed by mid-cap stocks, then large-cap stocks, which underperformed the S&P MidCap 400 Index and the S&P 500® Composite Stock Price Index (“S&P 500®”), respectively. Selection in the largest-cap healthcare stocks and mid-cap industrial stocks was a significant drag. Positive selection effect in large-cap consumer staples helped performance slightly, as did underweights in the poorly performing financials and healthcare sectors.

The international portion of the Fund underperformed its sub-benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East® (“MSCI EAFE®”) Index before conversion. While regional allocation helped results, sector allocation hurt. Stock selection in Europe detracted from results, particularly in the materials and industrial sectors. Favorable results in the energy sector were not enough to offset this outcome.

The fixed-income portion of the Fund underperformed its sub-benchmark, the LBAB Index prior to conversion. Most of the period prior to conversion was characterized by unprecedented stress in the fixed income markets as risk aversion remained high, liquidity low and many major financial institutions faced dire circumstances. The Fund’s exposure to non-benchmark holdings of residential mortgage backed securities was the main source of the underperformance, helped little by the positive results achieved through our duration and yield curve posture.

Some of the underlying funds outperformed their benchmarks in the partial reporting period after conversion, which helped the Fund’s performance. The ING Index Plus LargeCap Fund outperformed the S&P 500® Index, thanks to sector allocation and security selection. The ING Index Plus SmallCap Fund outperformed the S&P SmallCap 600 Index, helped by positive security selection. The ING Real Estate Fund was added to the Fund after conversion. This new fund outperformed the Morgan Stanley Capital International U.S. Real Estate Investment Trust (“MSCI U.S. REIT®”) Index due to security selection, especially in the healthcare and office sectors.

During the partial reporting period following the conversion, the ING Intermediate Bond Fund regained some ground lost in the volatile first quarter of 2008. While duration and term structure postures hurt the Fund as interest rates rose, sector allocation more than offset the results. Overweight positions in investment grade credit and security selection in the residential mortgage backed securities added to value as beaten sectors rebounded.

On the other hand, the ING Index Plus MidCap Fund underperformed the S&P MidCap 400 Index, due to negative selection effect in financials and information technology stocks. The ING International Index Plus Fund underperformed the MSCI EAFE® Index due to its positioning in the cyclical sectors: consumer discretionary, industrials and materials. Stock selection in financials, consumer staples and utilities sectors added to results.

Current Strategy and Outlook: With gross domestic product (“GDP”) growth having fallen to just 0.9% in the first quarter of 2008, the probability of a recession has risen markedly. It is our view that if economic activity contracts, any recession will be short and shallow. Our view is that the Federal Reserve Board (the “Fed”) may have to struggle to keep core inflation within its comfort zone of 1-2% in coming months because of commodity prices. We believe the market is looking for a bottom.

With this backdrop, we moved to a slight overweight in equity near the end of the period, with an overweight to large-cap stocks. In the current climate, we prefer large-cap domestic stocks over smaller stocks. Large-cap valuations are more attractive than those of smaller companies, their balance sheets are stronger and less dependent on bank credit, and they are better positioned to withstand any tightening of bank credit standards. We remain underweight fixed-income.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING Strategic Allocation Conservative Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		November 15, 2006

Including Sales Charge:
Class A(1)	(7.09)%	4.46%	3.01%	—	—		—
Class B(2)	(6.63)%	4.59%	—	3.34%	—		—
Class C(3)	(3.06)%	4.91%	—	—	2.77%		—
Class I	(1.20)%	5.97%	3.88%	—	—		—
Class O	(1.36)%	—	—	—	—		2.73%
Excluding Sales Charge:
Class A	(1.40)%	5.71%	3.62%	—	—		—
Class B	(2.15)%	4.92%	—	3.34%	—		—
Class C	(2.17)%	4.91%	—	—	2.77%		—
Class I	(1.20)%	5.97%	3.88%	—	—		—
Class O	(1.36)%	—	—	—	—		2.73%
LBAB Index(4)	6.89%	3.83%	5.78%	5.78%	5.74	%(6)	5.52	%(7)
Strategic Allocation Conservative Composite Index(5)	2.54%	6.32%	5.52%	5.58%	5.45	%(6)	5.26	%(7)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The LBAB Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.
(5)	The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 10 for additional information.
(6)	Since inception performance for the indices is shown from July 1, 1998.
(7)	Since inception performance for the indices is shown from November 1, 2006.
Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

5

ING Strategic Allocation Growth Fund
Portfolio Managers’ Report

Asset Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by Paul Zemsky and Brian Gendreau, Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, ING Strategic Allocation Growth Fund’s Class A shares, excluding sales charges, provided a total return of (7.07)% compared to the Russell 3000® Index(4) and the Strategic Allocation Growth Composite Index(5), which returned (6.61)% and (2.80)%, respectively, during the same period.

Portfolio Specifics: As of April 7, 2008, the Fund’s portfolio changed into a fund-of-funds structure. Rather than holding individual securities, the Fund now only holds shares of underlying mutual funds, which represent a portion of the performance of the year.

Prior to the conversion, the domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index. Smaller-cap stocks were the weakest performers, underperforming the Standard & Poor’s (“S&P”) SmallCap 600 Index. Relative underperformance through stock selection was the worst for small-cap stocks during the year, followed by mid-cap stocks, then large-cap stocks, which underperformed the S&P MidCap 400 Index and the S&P 500® Composite Stock Price Index (“S&P 500®”), respectively. Selection in the largest-cap healthcare stocks and mid-cap industrial stocks was a significant drag. Positive selection effect in large-cap consumer staples helped performance slightly, as did underweights in the poorly performing financials and healthcare sectors.

The international portion of the Fund underperformed its sub-benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index before conversion. While regional allocation helped results, sector allocation hurt. Stock selection in Europe detracted from results, particularly in the materials and industrial sectors. Favorable results in the energy sector were not enough to offset this outcome.

The fixed-income portion of the Fund underperformed its sub-benchmark, the Lehman Brothers Aggregate Bond Index prior to conversion. Most of the period prior to conversion was characterized by unprecedented stress in the fixed income markets as risk aversion remained high, liquidity low and many major financial institutions faced dire circumstances. The Fund’s exposure to non-benchmark holdings of residential mortgage backed securities was the main source of the underperformance, helped little by the positive results achieved through our duration and yield curve posture.

Some of the underlying funds outperformed their benchmarks in the partial reporting period after conversion, which helped the Fund’s performance. The ING Index Plus LargeCap Fund outperformed the S&P 500® Index, thanks to sector allocation and security selection. The ING Index Plus SmallCap Fund outperformed the S&P SmallCap 600 Index, helped by positive security selection. The ING Real Estate Fund was added to the Fund after conversion. This new fund outperformed the Morgan Stanley Capital International U.S. Real Estate Investment Trust (“MSCI U.S. REIT®”) Index due to security selection, especially in the healthcare and office sectors.

During the partial reporting period following the conversion, the ING Intermediate Bond Fund regained some ground lost in the volatile first quarter of 2008. While duration and term structure postures hurt the Fund as interest rates rose, sector allocation more than offset the results. Overweight positions in investment grade credit and security selection in the residential mortgage backed securities added to value as beaten sectors rebounded.

On the other hand, the ING Index Plus MidCap Fund underperformed the S&P MidCap 400 index, due to negative selection effect in financials and information technology stocks. The ING International Index Plus Fund underperformed the MSCI EAFE® index due to its positioning in the cyclical sectors: consumer discretionary, industrials and materials. Stock selection in financials, consumer staples and utilities sectors added to results.

Current Strategy and Outlook: With gross domestic product (“GDP”) growth having fallen to just 0.9% in the first quarter of 2008, the probability of a recession has risen markedly. It is our view that if economic activity contracts, any recession will be short and shallow. Our view is that the Federal Reserve Board (the “Fed”) may have to struggle to keep core inflation within its comfort zone of 1-2% in coming months because of commodity prices. We believe the market is looking for a bottom.

With this backdrop, we moved to a slight overweight in equity near the end of the period, with an overweight to large cap stocks. In the current climate, we prefer large-cap domestic stocks over smaller stocks. Large-cap valuations are more attractive than those of smaller companies, their balance sheets are stronger and less dependent on bank credit, and they are better positioned to withstand any tightening of bank credit standards. We remain underweight fixed-income.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING Strategic Allocation Growth Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		November 15, 2006

Including Sales Charge:
Class A(1)	(12.39)%	7.39%	2.27%	—	—		—
Class B(2)	(11.87)%	7.57%	—	3.00%	—		—
Class C(3)	(8.58)%	7.86%	—	—	1.99%		—
Class I	(6.88)%	8.92%	3.13%	—	—		—
Class O	(7.10)%	—	—	—	—		1.44%
Excluding Sales Charge:
Class A	(7.07)%	8.66%	2.88%	—	—		—
Class B	(7.81)%	7.86%	—	3.00%	—		—
Class C	(7.77)%	7.86%	—	—	1.99%		—
Class I	(6.88)%	8.92%	3.13%	—	—		—
Class O	(7.10)%	—	—	—	—		1.44%
Russell 3000® Index(4)	(6.61)%	10.55%	4.76%	3.95%	4.45	%(6)	3.38	%(7)
Strategic Allocation Growth Composite Index(5)	(2.80)%	10.31%	5.96%	6.06%	5.83	%(6)	4.99	%(7)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)	The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 10 for additional information.

(6)	Since inception performance for the indices is shown from July 1, 1998.

(7)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

7

ING Strategic Allocation Moderate Fund
Portfolio Managers’ Report

Asset Allocation
as of May 31, 2008
(as a percent of net assets)
Portfolio holdings are subject to change daily.

ING Strategic Allocation Moderate Fund (the “Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by Paul Zemsky and Brian Gendreau, Ph.D., Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2008, ING Strategic Allocation Moderate Fund’s Class A shares, excluding sales charges, provided a total return of (5.12)% compared to the Russell 3000® Index(4) and the Strategic Allocation Moderate Composite Index(5), which returned (6.61)% and (0.66)%, respectively, during the same period.

Portfolio Specifics: As of April 7, 2008, the Fund’s portfolio changed into a fund-of-funds structure. Rather than holding individual securities, the Fund now only holds shares of underlying mutual funds, which represent a portion of the performance of the year.

Prior to the conversion, the domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000® Index. Smaller-cap stocks were the weakest performers, underperforming the Standard & Poor’s (“S&P”) SmallCap 600 Index. Relative underperformance through stock selection was the worst for small-cap stocks during the year, followed by mid-cap stocks, then large-cap stocks, which underperformed the S&P MidCap 400 Index and the S&P 500® Composite Stock Price Index (“S&P 500®”), respectively. Selection in the largest-cap healthcare stocks and mid-cap industrial stocks was a significant drag. Positive selection effect in large-cap consumer staples helped performance slightly, as did underweights in the poorly performing financials and healthcare sectors.

The international portion of the Fund underperformed its sub-benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index before conversion. While regional allocation helped results, sector allocation hurt. Stock selection in Europe detracted from results, particularly in the materials and industrial sectors. Favorable results in the energy sector were not enough to offset this outcome.

The fixed income portion of the Fund underperformed its sub-benchmark, the Lehman Brothers Aggregate Bond Index prior to conversion. Most of the period prior to conversion was characterized by unprecedented stress in the fixed income markets as risk aversion remained high, liquidity low and many major financial institutions faced dire circumstances. The Fund’s exposure to non-benchmark holdings of residential mortgage backed securities was the main source of the underperformance, helped little by the positive results achieved through our duration and yield curve posture.

Some of the underlying funds outperformed their benchmarks in the partial reporting period after conversion, which helped the Fund’s performance. The ING Index Plus LargeCap Fund outperformed the S&P 500® Index, thanks to sector allocation and security selection. The ING Index Plus SmallCap Fund outperformed the S&P SmallCap 600 Index, helped by positive security selection. The ING Real Estate Fund was added to the Fund after conversion. This new fund outperformed the Morgan Stanley Capital International U.S. Real Estate Investment Trust (“MSCI U.S. REIT®”) Index due to security selection, especially in the healthcare and office sectors.

During the partial reporting period following the conversion, the ING Intermediate Bond Fund regained some ground lost in the volatile first quarter of 2008. While duration and term structure postures hurt the Fund as interest rates rose, sector allocation more than offset the results. Overweight positions in investment grade credit and security selection in the residential mortgage backed securities added to value as beaten sectors rebounded.

On the other hand, the ING Index Plus MidCap Fund underperformed the S&P MidCap 400 Index, due to negative selection effect in financials and information technology stocks. The ING International Index Plus Fund underperformed the MSCI EAFE® Index due to its positioning in the cyclical sectors: consumer discretionary, industrials and materials. Stock selection in financials, consumer staples and utilities sectors added to results.

Current Strategy and Outlook: With gross domestic product (“GDP”) growth having fallen to just 0.9% in the first quarter of 2008, the probability of a recession has risen markedly. It is our view that if economic activity contracts, any recession will be short and shallow. Our view is that the Federal Reserve Board (the “Fed”) may have to struggle to keep core inflation within its comfort zone of 1-2% in coming months because of commodity prices. We believe the market is looking for a bottom.

With this backdrop, we moved to a slight overweight in equity near the end of the period, with an overweight to large cap stocks. In the current climate, we prefer large-cap domestic stocks over smaller stocks. Large-cap valuations are more attractive than those of smaller companies, their balance sheets are stronger and less dependent on bank credit, and they are better positioned to withstand any tightening of bank credit standards. We remain underweight fixed-income.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING Strategic Allocation Moderate Fund
Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended May 31, 2008
				Since Inception	Since Inception		Since Inception
				of Class B	of Class C		of Class O
	1 Year	5 Year	10 Year	March 1, 1999	June 30, 1998		November 15, 2006

Including Sales Charge:
Class A(1)	(10.60)%	5.93%	2.31%	—	—		—
Class B(2)	(10.03)%	6.07%	—	2.95%	—		—
Class C(3)	(6.65)%	6.41%	—	—	2.07%		—
Class I	(4.87)%	7.45%	3.18%	—	—		—
Class O	(5.09)%	—	—	—	—		1.82%
Excluding Sales Charge:
Class A	(5.12)%	7.19%	2.91%	—	—		—
Class B	(5.82)%	6.38%	—	2.95%	—		—
Class C	(5.81)%	6.41%	—	—	2.07%		—
Class I	(4.87)%	7.45%	3.18%	—	—		—
Class O	(5.09)%	—	—	—	—		1.82%
Russell 3000® Index(4)	(6.61)%	10.55%	4.76%	3.95%	4.45	%(6)	3.38	%(7)
Strategic Allocation Moderate Composite Index(5)	(0.66)%	8.44%	5.88%	5.97%	5.79	%(6)	4.97	%(7)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5)	The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 10 for additional information.

(6)	Since inception performance for the indices is shown from July 1, 1998.

(7)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

9

ING Strategic Allocation Funds
Portfolio Managers’ Report

ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) seek to achieve their individual investment objectives by investing in a combination of underlying funds according to each Fund’s target allocation. The Funds are managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard &			Morgan Stanley
	Poor’s 500®	Standard &	Standard &	Capital International	Dow Jones
	Composite	Poor’s	Poor’s	Europe, Australasia	Wilshire Real	Lehman Brothers®
	Stock Price	MidCap 400	SmallCap 600	and Far East®	Estate Securities	Aggregate	30-Day
	Index(1)	Index(2)	Index(3)	Index(4)	Index(5)	Bond Index(6)	U.S. T-Bill(7)

Strategic Allocation Conservative Composite	18%	3%	3%	11%	10%	50%	5%
Strategic Allocation Growth Composite	36%	9%	9%	25%	6%	13%	2%
Strategic Allocation Moderate Composite	27%	6%	6%	18%	8%	32%	3%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(4)	The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.

(6)	The Lehman Brothers® Aggregate Bond Index (“LBAB Index”) is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(7)	The 30-Day U.S. T-Bill is a U.S. government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The following table illustrates the asset allocation of each Fund to the underlying asset class allocation targets as of May 31, 2008.

	ING Strategic
	Allocation	ING Strategic	ING Strategic
	Conservative	Allocation	Allocation
Underlying Asset Allocation Targets(8)	Fund	Growth Fund	Moderate Fund

U.S. Large-Capitalization Stocks	18%	36%	27%
U.S. Mid-Capitalization Stocks	3%	9%	6%
U.S. Small-Capitalization Stocks	3%	9%	6%
Non-U.S./International Stocks	11%	25%	18%
Real Estate Stocks	10%	6%	8%
Fixed-Income Securities	50%	13%	32%
Cash	5%	2%	3%

	100%	100%	100%

(8)	Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.
An investor cannot invest directly in an index.

10
SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2007 to May 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Strategic Allocation Conservative Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$976.30	1.06%	$5.24
Class B	1,000.00	972.40	1.81	8.93
Class C	1,000.00	973.10	1.81	8.93
Class I	1,000.00	977.60	0.81	4.00
Class O	1,000.00	976.60	1.06	5.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.06%	$5.35
Class B	1,000.00	1,015.95	1.81	9.12
Class C	1,000.00	1,015.95	1.81	9.12
Class I	1,000.00	1,020.95	0.81	4.09
Class O	1,000.00	1,019.70	1.06	5.35

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

11

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Period Ended
ING Strategic Allocation Growth Fund	December 1, 2007	May 31, 2008	Ratio	May 31, 2008*

Actual Fund Return
Class A	$1,000.00	$956.20	1.15%	$5.62
Class B	1,000.00	951.90	1.90	9.27
Class C	1,000.00	952.20	1.90	9.27
Class I	1,000.00	956.60	0.90	4.40
Class O	1,000.00	955.90	1.15	5.62
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.25	1.15%	$5.81
Class B	1,000.00	1,015.50	1.90	9.57
Class C	1,000.00	1,015.50	1.90	9.57
Class I	1,000.00	1,020.50	0.90	4.55
Class O	1,000.00	1,019.25	1.15	5.81

ING Strategic Allocation Moderate Fund

Actual Fund Return
Class A	$1,000.00	$961.20	1.11%	$5.44
Class B	1,000.00	957.30	1.86	9.10
Class C	1,000.00	957.10	1.86	9.10
Class I	1,000.00	962.10	0.86	4.22
Class O	1,000.00	960.80	1.11	5.44
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.11%	$5.60
Class B	1,000.00	1,015.70	1.86	9.37
Class C	1,000.00	1,015.70	1.86	9.37
Class I	1,000.00	1,020.70	0.86	4.34
Class O	1,000.00	1,019.45	1.11	5.60

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Moderate Fund, each a series of ING Series Fund, Inc., as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of ING Series Fund, Inc. as of May 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 29, 2008

13

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

ASSETS:
Investments in affiliated underlying funds*	$36,363,718	$71,473,402	$78,698,826
Short-term investments in affiliated underlying funds at amortized cost	1,917,911	1,446,770	2,427,384
Cash	—	150,506	232,961
Foreign currencies at value**	—	187	198
Receivables:
Investments in affiliated underlying funds sold	2,779	1,442	12,777
Fund shares sold	22,741	110,118	58,708
Dividends and interest	94,107	71,787	145,307
Prepaid expenses	31,013	29,107	31,882
Reimbursement due from manager	13,573	33,564	36,544

Total assets	38,445,842	73,316,883	81,644,587

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	24,142	88,375	42,362
Payable for fund shares redeemed	11,986	170,733	245,994
Payable to affiliates	18,309	33,610	36,450
Payable to custodian due to bank overdraft	34,424	—	—
Payable for trustee fees	2,093	3,380	2,986
Other accrued expenses and liabilities	50,749	84,497	71,003

Total liabilities	141,703	380,595	398,795

NET ASSETS	$38,304,139	$72,936,288	$81,245,792

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$37,374,247	$67,997,833	$76,773,590
Undistributed net investment income	375,893	258,015	565,922
Accumulated net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	410,378	3,099,941	2,879,864
Net unrealized appreciation on investments and foreign currency related transactions	143,621	1,580,499	1,026,416

NET ASSETS	$38,304,139	$72,936,288	$81,245,792

* Cost of investments in affiliated underlying funds	$36,220,097	$69,893,282	$77,674,347
** Cost of foreign currencies	$—	$191	$200

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES as of May 31, 2008 (continued)

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

Class A:
Net assets	$19,306,025	$29,437,808	$39,597,656
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,935,844	2,617,522	3,551,951
Net asset value and redemption price per share	$9.97	$11.25	$11.15
Maximum offering price per share (5.75%)(1)	$10.58	$11.94	$11.83
Class B:
Net assets	$5,529,422	$13,279,842	$14,203,629
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	557,366	1,200,621	1,291,120
Net asset value and redemption price per share(2)	$9.92	$11.06	$11.00
Maximum offering price per share	$9.92	$11.06	$11.00
Class C:
Net assets	$3,369,913	$2,707,459	$2,314,373
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	337,978	243,763	207,632
Net asset value and redemption price per share(2)	$9.97	$11.11	$11.15
Maximum offering price per share	$9.97	$11.11	$11.15
Class I:
Net assets	$3,264,011	$8,794,335	$11,630,208
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	323,122	774,560	1,031,207
Net asset value and redemption price per share	$10.10	$11.35	$11.28
Maximum offering price per share	$10.10	$11.35	$11.28
Class O:
Net assets	$6,834,768	$18,716,844	$13,499,926
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	687,921	1,672,885	1,217,397
Net asset value and redemption price per share	$9.94	$11.19	$11.09
Maximum offering price per share	$9.94	$11.19	$11.09

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS for the year ended May 31, 2008

	ING	ING	ING
	Strategic	Strategic	Strategic
	Allocation	Allocation	Allocation
	Conservative	Growth	Moderate
	Fund	Fund	Fund

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$562,908	$1,330,879	$1,485,004
Interest	859,762	513,084	1,076,998
Securities lending income	50,187	70,773	110,521

Total investment income	1,472,857	1,914,736	2,672,523

EXPENSES:
Investment management fees	271,006	606,318	667,410
Distribution and service fees:
Class A	55,986	100,040	131,591
Class B	53,744	166,029	166,136
Class C	26,457	29,653	24,405
Class O	12,528	37,312	26,208
Transfer agent fees	59,601	156,454	94,747
Administrative service fees	31,254	68,464	75,556
Shareholder reporting expense	30,568	69,552	71,005
Registration fees	64,598	67,843	66,827
Professional fees	15,765	25,641	25,140
Custody and accounting expense	51,811	56,763	62,881
Director fees	2,660	7,939	7,320
Miscellaneous expense	6,989	7,861	13,500
Interest expense	—	598	861

Total expenses	682,967	1,400,467	1,433,587
Net waived and reimbursed fees	(217,923)	(296,153)	(274,177)
Brokerage commission recapture	(117)	—	—

Net expenses	464,927	1,104,314	1,159,410

Net investment income	1,007,930	810,422	1,513,113

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	1,330,077	6,697,976	6,356,381
Foreign currency related transactions	1,522	8,936	7,223
Futures	383,976	208,607	330,558
Swaps	(6,318)	(4,302)	(8,540)
Written Options	13,947	8,005	18,685

Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	1,723,204	6,919,222	6,704,307

Net change in unrealized appreciation or depreciation on:
Investments	(3,250,042)	(14,581,687)	(13,474,696)
Foreign currency related transactions	(292)	(969)	1,091
Futures	(19,583)	(84,306)	(82,709)

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(3,269,917)	(14,666,962)	(13,556,314)

Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, and written options	(1,546,713)	(7,747,740)	(6,852,007)

Decrease in net assets resulting from operations	$(538,783)	$(6,937,318)	$(5,338,894)

* Foreign taxes withheld	$3,090	$20,627	$12,395
(1) Dividends from affiliated underlying funds	$331,713	$253,351	$492,781

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation		ING Strategic Allocation
	Conservative Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

FROM OPERATIONS:
Net investment income	$1,007,930	$1,209,289	$810,422	$1,133,106
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	1,723,204	2,354,460	6,919,222	9,321,480
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(3,269,917)	1,090,653	(14,666,962)	5,944,983

Increase (decrease) in net assets resulting from operations	(538,783)	4,654,402	(6,937,318)	16,399,569

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(648,340)	(807,221)	(557,534)	(712,892)
Class B	(126,098)	(122,021)	(97,652)	(132,565)
Class C	(93,358)	(30,634)	(22,408)	(19,570)
Class I	(108,377)	(257,629)	(171,051)	(325,016)
Class O	(151,841)	(11,459)	(235,091)	(15,363)
Net realized gains:
Class A	(1,408,412)	(706,752)	(4,676,975)	(2,286,405)
Class B	(354,175)	(136,905)	(1,951,861)	(790,084)
Class C	(220,036)	(32,376)	(352,726)	(97,976)
Class I	(214,881)	(206,272)	(1,174,326)	(868,024)
Class O	(316,443)	(9,199)	(1,780,575)	(41,072)

Total distributions	(3,641,961)	(2,320,468)	(11,020,199)	(5,288,967)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,773,473	19,759,241	26,121,282	36,030,179
Reinvestment of distributions	3,231,017	2,221,989	10,464,448	5,039,842

	24,004,490	21,981,230	36,585,730	41,070,021
Cost of shares redeemed	(20,658,010)	(30,244,976)	(45,696,674)	(50,988,092)

Net increase (decrease) in net assets resulting from capital share transactions	3,346,480	(8,263,746)	(9,110,944)	(9,918,071)

Net increase (decrease) in net assets	(834,264)	(5,929,812)	(27,068,461)	1,192,531

NET ASSETS:
Beginning of year	39,138,403	45,068,215	100,004,749	98,812,218

End of year	$38,304,139	$39,138,403	$72,936,288	$100,004,749

Undistributed net investment income at end of year	$375,893	$486,803	$258,015	$540,189

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation
	Moderate Fund
	Year Ended	Year Ended
	May 31,	May 31,
	2008	2007

FROM OPERATIONS:
Net investment income	$1,513,113	$1,772,351
Net realized gain on investments, foreign currency related transactions, futures, swaps, and written options	6,704,307	8,168,582
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(13,556,314)	5,314,642

Increase (decrease) in net assets resulting from operations	(5,338,894)	15,255,575

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,035,012)	(1,209,770)
Class B	(189,883)	(220,591)
Class C	(29,788)	(30,403)
Class I	(252,924)	(320,399)
Class O	(222,807)	(7,354)
Net realized gains:
Class A	(5,014,843)	(2,199,321)
Class B	(1,570,503)	(622,973)
Class C	(227,797)	(74,546)
Class I	(1,064,616)	(509,442)
Class O	(1,005,324)	(11,739)

Total distributions	(10,613,497)	(5,206,538)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,099,791	35,966,962
Reinvestment of distributions	10,211,624	4,985,004

	36,311,415	40,951,966
Cost of shares redeemed	(45,624,120)	(47,772,182)

Net decrease in net assets resulting from capital share transactions	(9,312,705)	(6,820,216)

Net increase (decrease) in net assets	(25,265,096)	3,228,821

NET ASSETS:
Beginning of year	106,510,888	103,282,067

End of year	$81,245,792	$106,510,888

Undistributed net investment income at end of year	$565,922	$780,441

See Accompanying Notes to Financial Statements

18

ING Strategic Allocation Conservative Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.10	10.49		10.65	10.07	9.49
Income (loss) from investment operations:
Net investment income	$0.31	0.31	*	0.25	0.21	0.14
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.45)	0.88		0.15	0.57	0.55
Total from investment operations	$(0.14)	1.19		0.40	0.78	0.69
Less distributions from:
Net investment income	$0.31	0.31		0.22	0.20	0.11
Net realized gains on investments	$0.68	0.27		0.34	—	—
Total distributions	$0.99	0.58		0.56	0.20	0.11
Net asset value, end of year	$9.97	11.10		10.49	10.65	10.07
Total Return(1)%	(1.40)	11.55		3.82	7.77	7.30

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,306	24,216		30,763	32,698	31,488
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.62	1.47		1.38	1.37	1.42
Net expenses after expense waiver and brokerage commission recapture(2)%	1.06 †	1.15	†	1.15	1.15	1.15
Net investment income after expense waiver and brokerage commission recapture(2)%	2.74 †	2.89	†	2.28	1.90	1.38
Portfolio turnover rate %	523	326		364	327	372

	Class B
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.06		10.47		10.65		10.10	9.52
Income (loss) from investment operations:
Net investment income	$0.20	*	0.22		0.17	*	0.10	0.05
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.42)		0.88		0.16		0.59	0.57
Total from investment operations	$(0.22)		1.10		0.33		0.69	0.62
Less distributions from:
Net investment income	$0.24		0.24		0.17		0.14	0.04
Net realized gains on investments	$0.68		0.27		0.34		—	—
Total distributions	$0.92		0.51		0.51		0.14	0.04
Net asset value, end of year	$9.92		11.06		10.47		10.65	10.10
Total Return(1)%	(2.15)		10.69		3.13		6.89	6.52

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$5,529		5,224		4,694		2,457	1,179
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	2.37		2.22		2.13		2.12	2.17
Net expenses after expense waiver and brokerage commission recapture(2)%	1.81	†	1.90	†	1.90		1.90	1.90
Net investment income after expense waiver and brokerage commission recapture(2)%	1.94	†	2.16	†	1.60		1.18	0.63
Portfolio turnover rate %	523		326		364		327	372

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

19

ING Strategic Allocation Conservative Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.16		10.57		10.74		10.12	9.54
Income (loss) from investment operations:
Net investment income	$0.20	*	0.24	*	0.18	*	0.12	0.05
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.42)		0.88		0.14		0.58	0.56
Total from investment operations	$(0.22)		1.12		0.32		0.70	0.61
Less distributions from:
Net investment income	$0.29		0.26		0.15		0.08	0.03
Net realized gains on investments	$0.68		0.27		0.34		—	—
Total distributions	$0.97		0.53		0.49		0.08	0.03
Net asset value, end of year	$9.97		11.16		10.57		10.74	10.12
Total Return(1)%	(2.17)		10.73		3.04		6.96	6.45

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,370		1,516		1,002		480	413
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	2.37		2.22		2.13		2.12	2.17
Net expenses after expense waiver and brokerage commission recapture(2)%	1.81	†	1.90	†	1.90		1.90	1.90
Net investment income after expense waiver and brokerage commission recapture(2)%	1.89	†	2.18	†	1.63		1.14	0.63
Portfolio turnover rate %	523		326		364		327	372

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$11.24		10.62		10.77		10.18	9.59
Income (loss) from investment operations:
Net investment income	$0.32	*	0.34		0.27	*	0.24	0.20
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.44)		0.89		0.17		0.57	0.52
Total from investment operations	$(0.12)		1.23		0.44		0.81	0.72
Less distributions from:
Net investment income	$0.34		0.34		0.25		0.22	0.13
Net realized gains on investments	$0.68		0.27		0.34		—	—
Total distributions	$1.02		0.61		0.59		0.22	0.13
Net asset value, end of year	$10.10		11.24		10.62		10.77	10.18
Total Return(1)%	(1.20)		11.79		4.13		8.05	7.57

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,264		4,719		8,609		10,308	10,758
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture %	1.37		1.22		1.13		1.12	1.17
Net expenses after expense waiver and brokerage commission recapture(2)%	0.81	†	0.90	†	0.90		0.90	0.90
Net investment income after expense waiver and brokerage commission recapture(2)%	2.97	†	3.05	†	2.52		2.15	1.63
Portfolio turnover rate %	523		326		364		327	372

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

20

ING Strategic Allocation Conservative Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
			November 15,
	Year Ended		2006(1) to
	May 31,		May 31,
	2008		2007

Per Share Operating Performance:
Net asset value, beginning of period	$11.08		11.08
Income (loss) from investment operations:
Net investment income	$0.27	*	0.19 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.41)		0.42
Total from investment operations	$(0.14)		0.61
Less distributions from:
Net investment income	$0.32		0.34
Net realized gains on investments	$0.68		0.27
Total distributions	$1.00		0.61
Net asset value, end of period	$9.94		11.08
Total Return(2)%	(1.36)		5.69

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$6,835		3,465
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	1.62		1.47
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.06	†	1.15 †
Net investment income after expense waiver and brokerage commission recapture(3)(4)%	2.63	†	3.19 †
Portfolio turnover rate %	523		326

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

21

ING Strategic Allocation Growth Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.85	12.36		11.43	10.48	9.22
Income (loss) from investment operations:
Net investment income	$0.16	0.16	*	0.13	0.11	0.07
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(1.09)	2.05		0.90	0.95	1.28
Total from investment operations	$(0.93)	2.21		1.03	1.06	1.35
Less distributions from:
Net investment income	$0.18	0.17		0.10	0.11	0.09
Net realized gains on investments	$1.49	0.55		—	—	—
Total distributions	$1.67	0.72		0.10	0.11	0.09
Net asset value, end of year	$11.25	13.85		12.36	11.43	10.48
Total Return(1)%	(7.07)	18.35		9.04	10.17	14.71

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$29,438	50,315		58,010	52,992	45,103
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.50	1.33		1.28	1.39	1.38
Net expenses after expense waiver(2)%	1.15 †	1.25	†	1.25	1.25	1.25
Net investment income after expense waiver(2)%	1.10 †	1.27	†	1.11	1.03	0.73
Portfolio turnover rate %	336	219		242	224	222

	Class B
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.64	12.20		11.31		10.40	9.19
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.06		0.05	*	0.02	(0.01	)*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(1.07)	2.02		0.89		0.95	1.29
Total from investment operations	$(1.02)	2.08		0.94		0.97	1.28
Less distributions from:
Net investment income	$0.07	0.09		0.05		0.06	0.07
Net realized gains on investments	$1.49	0.55		—		—	—
Total distributions	$1.56	0.64		0.05		0.06	0.07
Net asset value, end of year	$11.06	13.64		12.20		11.31	10.40
Total Return(1)%	(7.81)	17.46		8.29		9.29	13.98

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$13,280	19,620		16,745		7,985	2,251
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.25	2.08		2.03		2.14	2.13
Net expenses after expense waiver(2)%	1.90 †	2.00	†	2.00		2.00	2.00
Net investment income (loss) after expense waiver(2)%	0.34 †	0.53	†	0.45		0.31	(0.02)
Portfolio turnover rate %	336	219		242		224	222

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

22

ING Strategic Allocation Growth Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.71	12.27		11.38		10.45	9.18
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.07	*	0.05	*	0.02	(0.00	)**
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(1.06)	2.03		0.88		0.95	1.28
Total from investment operations	$(1.02)	2.10		0.93		0.97	1.28
Less distributions from:
Net investment income	$0.09	0.11		0.04		0.04	0.01
Net realized gains on investments	$1.49	0.55		—		—	—
Total distributions	$1.58	0.66		0.04		0.04	0.01
Net asset value, end of year	$11.11	13.71		12.27		11.38	10.45
Total Return(1)%	(7.77)	17.52		8.22		9.29	13.95

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,707	3,038		1,569		935	572
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.25	2.08		2.03		2.14	2.13
Net expenses after expense waiver(2)%	1.90 †	2.00	†	2.00		2.00	2.00
Net investment income (loss) after expense waiver(2)%	0.34 †	0.57	†	0.40		0.29	(0.03)
Portfolio turnover rate %	336	219		242		224	222

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.97		12.46		11.52		10.57	9.29
Income (loss) from investment operations:
Net investment income	$0.17	*	0.19	*	0.16	*	0.15	0.11
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(1.08)		2.08		0.91		0.94	1.28
Total from investment operations	$(0.91)		2.27		1.07		1.09	1.39
Less distributions from:
Net investment income	$0.22		0.21		0.13		0.14	0.11
Net realized gains on investments	$1.49		0.55		—		—	—
Total distributions	$1.71		0.76		0.13		0.14	0.11
Net asset value, end of year	$11.35		13.97		12.46		11.52	10.57
Total Return(1)%	(6.88)		18.67		9.31		10.37	15.05

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$8,794		16,647		22,489		20,998	22,092
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.25		1.08		1.03		1.14	1.13
Net expenses after expense waiver(2)%	0.90	†	1.00	†	1.00		1.00	1.00
Net investment income after expense waiver(2)%	1.33	†	1.47	†	1.34		1.27	0.98
Portfolio turnover rate %	336		219		242		224	222

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

**	Amount is more than $(0.005).

See Accompanying Notes to Financial Statements

23

ING Strategic Allocation Growth Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
			November 15,
	Year Ended		2006(1) to
	May 31,		May 31,
	2008		2007

Per Share Operating Performance:
Net asset value, beginning of period	$13.81		13.29
Income (loss) from investment operations:
Net investment income	$0.13	*	0.12 *
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(1.06)		1.16
Total from investment operations	$(0.93)		1.28
Less distributions from:
Net investment income	$0.20		0.21
Net realized gains on investments	$1.49		0.55
Total distributions	$1.69		0.76
Net asset value, end of period	$11.19		13.81
Total Return(2)%	(7.10)		10.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,717		10,384
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.50		1.33
Net expenses after expense waiver(3)(4)%	1.15	†	1.25 †
Net investment income after expense waiver(3)(4)%	1.05	†	1.73 †
Portfolio turnover rate %	336		219

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

24

ING Strategic Allocation Moderate Fund
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended May 31,
	2008	2007		2006	2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.21	11.99		11.44	10.63	9.66
Income (loss) from investment operations:
Net investment income	$0.24	0.22	*	0.18	0.15	0.11
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.88)	1.63		0.53	0.81	0.96
Total from investment operations	$(0.64)	1.85		0.71	0.96	1.07
Less distributions from:
Net investment income	$0.24	0.22		0.16	0.15	0.10
Net realized gains on investments	$1.18	0.41		—	—	—
Total distributions	$1.42	0.63		0.16	0.15	0.10
Net asset value, end of year	$11.15	13.21		11.99	11.44	10.63
Total Return(1)%	(5.12)	15.79		6.27	9.09	11.13

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$39,598	63,329		67,701	65,955	58,366
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.40	1.34		1.29	1.29	1.33
Net expenses after expense waiver(2)%	1.11 †	1.20	†	1.20	1.20	1.20
Net investment income after expense waiver(2)%	1.73 †	1.81	†	1.56	1.37	1.04
Portfolio turnover rate %	394	246		290	275	288

	Class B
	Year Ended May 31,
	2008	2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.04	11.86		11.35		10.58	9.65
Income (loss) from investment operations:
Net investment income	$0.13	0.13		0.10	*	0.05	0.04
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.85)	1.60		0.52		0.81	0.96
Total from investment operations	$(0.72)	1.73		0.62		0.86	1.00
Less distributions from:
Net investment income	$0.14	0.14		0.11		0.09	0.07
Net realized gains on investments	$1.18	0.41		—		—	—
Total distributions	$1.32	0.55		0.11		0.09	0.07
Net asset value, end of year	$11.00	13.04		11.86		11.35	10.58
Total Return(1)%	(5.82)	14.88		5.47		8.17	10.42

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$14,204	19,152		17,363		9,164	3,578
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.15	2.09		2.04		2.04	2.08
Net expenses after expense waiver(2)%	1.86 †	1.95	†	1.95		1.95	1.95
Net investment income after expense waiver(2)%	0.97 †	1.07	†	0.87		0.65	0.29
Portfolio turnover rate %	394	246		290		275	288

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

25

ING Strategic Allocation Moderate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.21		12.02		11.49		10.69	9.73
Income (loss) from investment operations:
Net investment income	$0.11	*	0.14	*	0.10	*	0.06	0.03
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.84)		1.63		0.53		0.81	0.98
Total from investment operations	$(0.73)		1.77		0.63		0.87	1.01
Less distributions from:
Net investment income	$0.15		0.17		0.10		0.07	0.05
Net realized gains on investments	$1.18		0.41		—		—	—
Total distributions	$1.33		0.58		0.10		0.07	0.05
Net asset value, end of year	$11.15		13.21		12.02		11.49	10.69
Total Return(1)%	(5.81)		14.97		5.52		8.14	10.43

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,314		2,452		1,455		865	581
Ratios to average net assets:
Gross expenses prior to expense waiver %	2.15		2.09		2.04		2.04	2.08
Net expenses after expense waiver(2)%	1.86	†	1.95	†	1.95		1.95	1.95
Net investment income after expense waiver(2)%	0.95	†	1.09	†	0.86		0.63	0.29
Portfolio turnover rate %	394		246		290		275	288

	Class I
	Year Ended May 31,
	2008		2007		2006		2005	2004

Per Share Operating Performance:
Net asset value, beginning of year	$13.35		12.11		11.55		10.74	9.75
Income (loss) from investment operations:
Net investment income	$0.24	*	0.26		0.21	*	0.19	0.15
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.85)		1.65		0.54		0.80	0.96
Total from investment operations	$(0.61)		1.91		0.75		0.99	1.11
Less distributions from:
Net investment income	$0.28		0.26		0.19		0.18	0.12
Net realized gains on investments	$1.18		0.41		—		—	—
Total distributions	$1.46		0.67		0.19		0.18	0.12
Net asset value, end of year	$11.28		13.35		12.11		11.55	10.74
Total Return(1)%	(4.87)		16.09		6.54		9.28	11.47

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$11,630		14,612		16,763		28,050	27,303
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.15		1.09		1.04		1.04	1.08
Net expenses after expense waiver(2)%	0.86	†	0.95	†	0.95		0.95	0.95
Net investment income after expense waiver(2)%	1.96	†	2.03	†	1.73		1.62	1.29
Portfolio turnover rate %	394		246		290		275	288

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

26

ING Strategic Allocation Moderate Fund (continued)
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
			November 15,
	Year Ended		2006(1) to
	May 31,		May 31,
	2008		2007

Per Share Operating Performance:
Net asset value, beginning of period	$13.16		12.80
Income from investment operations:
Net investment income	$0.20	*	0.15 *
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps and written options	$(0.83)		0.88
Total from investment operations	$(0.63)		1.03
Less distributions from:
Net investment income	$0.26		0.26
Net realized gains on investments	$1.18		0.41
Total distributions	$1.44		0.67
Net asset value, end of period	$11.09		13.16
Total Return(2)%	(5.09)		8.33

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,500		6,966
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	1.40		1.34
Net expenses after expense waiver(3)(4)%	1.11	†	1.20 †
Net investment income after expense waiver(3)(4)%	1.67	†	2.22 †
Portfolio turnover rate %	394		246

(1)	Commencement of operations.

(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.

(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are sixteen separate investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”). On April 7, 2008, each of the Funds were converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. Each Fund currently seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and each use asset allocation strategies to determine how to invest in the Underlying Funds.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Prior to April 7, 2008, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are

28

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

For the period beginning April 7, 2008, the valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the

29

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Effective April 7, 2008, since conversion, capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.,

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. For the purpose of hedging only, each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from

30

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the purposes of hedging only, each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

F.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral. The Funds may only invest in repurchase agreements for temporary and defensive or cash management purposes.

I.	Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or

31

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Swap Contracts. Certain Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap, if any, are recognized by marking-to-market the value of the swap and is recorded as an unrealized gain or loss on the Statements of Assets or Liabilities. Periodic payments made and/or received are recorded as a realized gain or loss on the Statements of Operations. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

K.	Illiquid and Restricted Securities. Each Fund may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	When-Issued and Delayed-Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.	Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

32

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales

Strategic Allocation Conservative	$69,972,540	$58,056,698
Strategic Allocation Growth	179,680,921	195,403,249
Strategic Allocation Moderate	187,449,150	188,526,119

U.S. government securities not included above were as follows:

	Purchases	Sales

Strategic Allocation Conservative	$128,001,884	$140,161,567
Strategic Allocation Growth	105,326,587	109,208,939
Strategic Allocation Moderate	180,345,536	195,285,284

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. As of April 7, 2008, during periods when each Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of each Fund.

As of April 7, 2008, during periods when the Funds invest directly in investment securities, each Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

Prior to April 7, 2008, the Management Agreement compensated the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.40% of the average daily net assets associated with respect to Class A and Class I shares of the Funds. For the year ended May 31, 2008, ILIAC received $487,221.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the period from June 1, 2007 to April 4, 2008, the Investment Adviser for Strategic Allocation Conservative, Strategic Allocation Growth and Strategic Allocation Moderate waived $3,427, $3,166 and $5,219 of such management fees, respectively. These fees are not subject to recoupment. Effective April 7, 2008, the Funds converted to a fund-of-funds structure. ING Institutional Prime Money Market Fund is now part of the underlying fund universe and the management fee waiver is no longer applicable.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related

33

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O

Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service Fees in connection with Class B and Class C shares. For the year ended May 31, 2008, the Distributor retained the following amounts in sales charges:

Class A
Initial Sales Charges:	Shares

Strategic Allocation Conservative	$3,034
Strategic Allocation Growth	7,103
Strategic Allocation Moderate	8,041

Class C
Contingent Deferred Sales Charges:	Shares

Strategic Allocation Conservative	$803
Strategic Allocation Growth	476
Strategic Allocation Moderate	1,144

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

			Accrued
	Accrued		Shareholder
	Investment	Accrued	Service and
	Management	Administrative	Distribution
	Fees	Fees	Fees	Total

Strategic Allocation Conservative	$473	$4,615	$13,221	$18,309
Strategic Allocation Growth	1,080	8,701	23,829	33,610
Strategic Allocation Moderate	1,127	9,794	25,529	36,450

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Strategic Allocation Conservative (18.02%); Strategic Allocation Growth (15.85%); and Strategic Allocation Moderate (20.72%)

ING National Trust — Strategic Allocation Conservative (25.54%); Strategic Allocation Growth (18.36%); and Strategic Allocation Moderate (23.55%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O

Strategic Allocation Conservative(1)	1.15%	1.90%	1.90%	0.90%	1.15%
Strategic Allocation Growth(1)	1.25%	2.00%	2.00%	1.00%	1.25%
Strategic Allocation Moderate(1)	1.20%	1.95%	1.95%	0.95%	1.20%

(1)	These operating expense limits take into account operating expenses incurred at the underlying fund level.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the

34

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 7 — EXPENSE LIMITATIONS (continued)

accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2008, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2009	2010	2011	Total

Strategic Allocation Conservative	105,839	137,711	214,496	458,046
Strategic Allocation Growth	24,949	80,885	292,987	398,821
Strategic Allocation Moderate	99,005	141,716	268,958	509,679

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds in this report utilized the line of credit during the year ended May 31, 2008:

		Approximate	Approximate
		Average	Weighted
		Daily	Average
		Balance For	Interest Rate
	Days	Days	For Days
	Utilized	Utilized	Utilized

Strategic Allocation Growth	2	$2,295,000	4.77%
Strategic Allocation Moderate	2	3,305,000	4.77

NOTE 9 —	CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007

Strategic Allocation Conservative (Number of Shares)
Shares sold	710,471	891,584	258,718	212,264	360,495	73,265
Reinvestment of distributions	193,965	141,243	33,832	17,003	14,676	4,769
Shares redeemed	(1,149,575)	(1,783,466)	(207,438)	(205,348)	(173,015)	(37,003)

Net increase (decrease) in shares outstanding	(245,139)	(750,639)	85,112	23,919	202,156	41,031

Strategic Allocation Conservative ($)
Shares sold	$7,490,311	$9,596,101	$2,709,964	$2,262,117	$3,841,708	$794,307
Reinvestment of distributions	1,961,031	1,505,653	341,362	181,079	148,813	51,267
Shares redeemed	(12,021,366)	(19,229,599)	(2,145,564)	(2,216,698)	(1,776,304)	(401,267)

Net increase (decrease)	$(2,570,024)	$(8,127,845)	$905,762	$226,498	$2,214,217	$444,307

35

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 9 —	CAPITAL SHARES (continued)

	Class I		Class O
				November 15,
	Year Ended	Year Ended	Year Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Strategic Allocation Conservative (Number of Shares)
Shares sold	87,250	295,805	558,225	357,544
Reinvestment of distributions	31,599	43,073	45,371	1,888
Shares redeemed	(215,680)	(729,907)	(228,360)	(46,747)

Net increase (decrease) in shares outstanding	(96,831)	(391,029)	375,236	312,685

Strategic Allocation Conservative ($)
Shares sold	$923,467	$3,242,696	$5,808,023	$3,864,020
Reinvestment of distributions	323,255	463,899	456,556	20,091
Shares redeemed	(2,333,214)	(7,890,356)	(2,381,562)	(507,056)

Net increase (decrease)	$(1,086,492)	$(4,183,761)	$3,883,017	$3,377,055

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007

Strategic Allocation Growth (Number of Shares)
Shares sold	491,872	1,048,307	114,695	278,859	68,599	128,448
Reinvestment of distributions	448,376	231,360	148,353	58,020	23,314	6,226
Shares redeemed	(1,955,863)	(2,340,609)	(501,158)	(271,105)	(69,790)	(40,889)

Net increase (decrease) in shares outstanding	(1,015,615)	(1,060,942)	(238,110)	65,774	22,123	93,785

Strategic Allocation Growth ($)
Shares sold	$6,116,997	$13,407,404	$1,436,067	$3,502,280	$860,372	$1,634,878
Reinvestment of distributions	5,187,710	2,975,235	1,694,188	736,855	267,181	79,509
Shares redeemed	(23,821,920)	(30,408,438)	(5,929,244)	(3,461,812)	(825,330)	(527,406)

Net increase (decrease)	$(12,517,213)	$(14,025,799)	$(2,798,989)	$777,323	$302,223	$1,186,981

	Class I		Class O
				November 15,
	Year Ended	Year Ended	Year Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Strategic Allocation Growth (Number of Shares)
Shares sold	210,274	505,343	1,223,201	821,535
Reinvestment of distributions	115,285	92,127	171,147	4,309
Shares redeemed	(742,703)	(1,210,267)	(473,436)	(73,871)

Net increase (decrease) in shares outstanding	(417,144)	(612,797)	920,912	751,973

Strategic Allocation Growth ($)
Shares sold	$2,618,740	$6,688,809	$15,089,106	$10,796,808
Reinvestment of distributions	1,345,372	1,193,038	1,969,997	55,205
Shares redeemed	(9,364,515)	(15,622,921)	(5,755,665)	(967,515)

Net increase (decrease)	$(5,400,403)	$(7,741,074)	$11,303,438	$9,884,498

	Class A		Class B		Class C
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007	2008	2007

Strategic Allocation Moderate (Number of Shares)
Shares sold	590,300	1,223,782	185,990	354,232	109,634	94,664
Reinvestment of distributions	524,725	274,142	133,845	53,901	15,581	6,038
Shares redeemed	(2,358,758)	(2,350,065)	(497,182)	(403,741)	(103,221)	(36,091)

Net increase (decrease) in shares outstanding	(1,243,733)	(852,141)	(177,347)	4,392	21,994	64,611

Strategic Allocation Moderate ($)
Shares sold	$7,241,263	$15,043,577	$2,185,609	$4,323,749	$1,338,950	$1,167,133
Reinvestment of distributions	6,002,860	3,399,356	1,516,461	662,438	178,867	75,172
Shares redeemed	(27,983,268)	(29,307,970)	(5,820,167)	(4,987,540)	(1,238,840)	(455,078)

Net increase (decrease)	$(14,739,145)	$(10,865,037)	$(2,118,097)	$(1,353)	$278,977	$787,227

(1)	Commencement of operations.

36

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

	Class I		Class O
				November 15,
	Year Ended	Year Ended	Year Ended	2006(1) to
	May 31,	May 31,	May 31,	May 31,
	2008	2007	2008	2007

Strategic Allocation Moderate (Number of Shares)
Shares sold	365,236	623,324	924,975	588,183
Reinvestment of distributions	113,875	66,228	105,097	1,471
Shares redeemed	(542,514)	(979,031)	(341,841)	(60,488)

Net increase (decrease) in shares outstanding	(63,403)	(289,479)	688,231	529,166

Strategic Allocation Moderate ($)
Shares sold	$4,210,527	$8,023,689	$11,123,442	$7,408,814
Reinvestment of distributions	1,317,536	829,839	1,195,900	18,199
Shares redeemed	(6,518,568)	(12,253,979)	(4,063,277)	(767,615)

Net increase (decrease)	$(990,505)	$(3,400,451)	$8,256,065	$6,659,398

(1)	Commencement of operations.

NOTE 10 — OPTIONS WRITTEN

Transactions in written options for the year ended May 31, 2008 were as follows:

	Number of
Strategic Allocation Conservative	Contracts	Premium

Balance at 05/31/07	—	$—
Options Written	30	5,925
Options Terminated in Closing Purchase Transactions	(30)	(5,925)

Balance at 05/31/08	—	$—

	Number of
Strategic Allocation Growth	Contracts	Premium

Balance at 05/31/07	—	$—
Options Written	16	3,160
Options Terminated in Closing Purchase Transactions	(16)	(3,160)

Balance at 05/31/08	—	$—

	Number of
Strategic Allocation Moderate	Contracts	Premium

Balance at 05/31/07	—	$—
Options Written	38	7,505
Options Terminated in Closing Purchase Transactions	(38)	(7,505)

Balance at 05/31/08	—	$—

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon Corporation (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2008, the Funds had no securities on loan.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by each Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

37
NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of Underlying Funds, including the withholding of dividends. Certain Underlying Funds may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts in order to have the necessary currencies to settle transactions, to help protect Underlying Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Underlying Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market.

Emerging Markets Investments. Certain Underlying Funds may invest in emerging markets. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2008:

		Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gains/(Losses)

Strategic Allocation Conservative	$9,174	$(9,174)
Strategic Allocation Growth	(8,860)	8,860
Strategic Allocation Moderate	2,782	(2,782)

38

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2008		Year Ended May 31, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains

Strategic Allocation Conservative	$2,046,880	$1,595,081	$1,420,938	$899,530
Strategic Allocation Growth	4,269,324	6,750,875	1,559,112	3,729,855
Strategic Allocation Moderate	4,706,747	5,906,750	2,012,196	3,194,342

The tax-basis components of distributable earnings for federal income tax purposes as of May 31, 2008 were:

		Undistributed		Post-October
	Undistributed	Long-Term		PFIC
	Ordinary	Capital	Unrealized	Losses
	Income	Gains	Appreciation	Deferred

Strategic Allocation Conservative	$377,679	$418,971	$135,028	$(1,786)
Strategic Allocation Growth	270,885	3,105,372	1,575,069	(12,871)
Strategic Allocation Moderate	575,304	2,889,879	1,016,403	(9,383)

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements had been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, management identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS No. 157 will not impact the manner for which the Funds’ investments are valued but will result in expanded financial statement disclosure.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative

39

NOTES TO FINANCIAL STATEMENTS as of May 31, 2008 (continued)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of May 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

40

PORTFOLIO OF INVESTMENTS
ING Strategic Allocation Conservative Fund
as of May 31, 2008

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 94.9%

383,922	ING Index Plus International Equity Fund — Class I		$4,250,013
185,699	ING Index Plus LargeCap Fund — Class I		3,082,603
80,138	ING Index Plus MidCap Fund — Class I		1,200,471
80,391	ING Index Plus SmallCap Fund — Class I		1,192,957
1,908,016	ING Intermediate Bond Fund — Class I		19,054,297
237,134	ING Real Estate Fund — Class I		3,756,195
360,375	ING Tactical Asset Allocation Fund — Class I		3,827,182

	Total Long-Term Investments (Cost $36,220,097)		36,363,718

SHORT-TERM INVESTMENTS: 5.0%

	Mutual Fund: 5.0%
1,918,302	ING Institutional Prime Money Market Fund — Class I		1,917,911

	Total Short-Term Investments (Cost $1,917,911)		1,917,911

	Total Investments in Securities
	(Cost $38,138,008)*	99.9%	$38,281,629
	Other Assets and Liabilities - Net	0.1	22,510

	Net Assets	100.0%	$38,304,139

*	Cost for federal income tax purposes is $38,146,601.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$367,288
Gross Unrealized Depreciation	(232,260)

Net Unrealized Appreciation	$135,028

See Accompanying Notes to Financial Statements

41

PORTFOLIO OF INVESTMENTS
ING Strategic Allocation Growth Fund
as of May 31, 2008

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 98.0%

1,646,001	ING Index Plus International Equity Fund — Class I		$18,221,236
919,957	ING Index Plus LargeCap Fund — Class I		15,271,294
453,892	ING Index Plus MidCap Fund — Class I		6,799,309
454,915	ING Index Plus SmallCap Fund — Class I		6,750,899
935,334	ING Intermediate Bond Fund — Class I		9,343,390
268,545	ING Real Estate Fund — Class I		4,253,750
1,020,106	ING Tactical Asset Allocation Fund — Class I		10,833,524

	Total Long-Term Investments (Cost $69,893,282)		71,473,402

SHORT-TERM INVESTMENTS: 2.0%

	Mutual Fund: 2.0%
1,446,822	ING Institutional Prime Money Market Fund — Class I		1,446,770

	Total Short-Term Investments (Cost $1,446,770)		1,446,770

	Total Investments in Securities
	(Cost $71,340,052)*	100.0%	$72,920,172
	Other Assets and Liabilities - Net	0.0	16,116

	Net Assets	100.0%	$72,936,288

*	Cost for federal income tax purposes is $71,345,483.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,687,163
Gross Unrealized Depreciation	(112,474)

Net Unrealized Appreciation	$1,574,689

See Accompanying Notes to Financial Statements

42

PORTFOLIO OF INVESTMENTS
ING Strategic Allocation Moderate Fund
as of May 31, 2008

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 96.9%

1,325,329	ING Index Plus International Equity Fund — Class I		$14,671,394
587,658	ING Index Plus LargeCap Fund — Class I		9,755,116
338,223	ING Index Plus MidCap Fund — Class I		5,066,582
339,192	ING Index Plus SmallCap Fund — Class I		5,033,473
2,575,584	ING Intermediate Bond Fund — Class I		25,722,527
400,195	ING Real Estate Fund — Class I		6,339,083
1,140,362	ING Tactical Asset Allocation Fund — Class I		12,110,651

	Total Long-Term Investments (Cost $77,674,347)		78,698,826

SHORT-TERM INVESTMENTS: 3.0%

	Mutual Fund: 3.0%
2,427,791	ING Institutional Prime Money Market Fund — Class I		2,427,384

	Total Short-Term Investments (Cost $2,427,384)		2,427,384

	Total Investments in Securities
	(Cost $80,101,731)*	99.9%	$81,126,210
	Other Assets and Liabilities - Net	0.1	119,582

	Net Assets	100.0%	$81,245,792

*	Cost for federal income tax purposes is $80,111,745.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,327,677
Gross Unrealized Depreciation	(313,212)

Net Unrealized Appreciation	$1,014,465

See Accompanying Notes to Financial Statements

43

SHAREHOLDER MEETING INFORMATION (Unaudited)

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors of ING Series Fund, Inc. (the “Company”);

2	To ratify the slection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008; ING Series Fund, Inc. Registrant

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Albert E. DePrince, Jr.	1	553,197,091.296	9,435,045.379	0.000	0.000	562,632,136.675
Maria T. Fighetti	1	553,140,758.731	9,491,377.944	0.000	0.000	562,632,136.675
Sidney Koch	1	552,024,290.717	10,607,845.958	0.000	0.000	562,632,136.675
Corine T. Norgaard	1	552,843,470.121	9,788,666.554	0.000	0.000	562,632,136.675
Joseph E. Obermeyer	1	553,125,389.306	9,506,747.369	0.000	0.000	562,632,136.675
Edward T. O’Dell	1	551,984,870.156	10,647,266.519	0.000	0.000	562,632,136.675
Russell Jones	1	552,516,531.308	10,115,605.367	0.000	0.000	562,632,136.675
Shaun Mathews	1	552,092,910.617	10,539,226.058	0.000	0.000	562,632,136.675
Fredric (Rick) A. Nelson III	1	552,733,866.828	9,898,269.847	0.000	0.000	562,632,136.675
ING Series Fund, Inc. Registrant	2	549,100,175.251	5,018,944.907	8,513,016.517	0.000	562,632,136.675

*	The Shareholder Meeting for ING Series Fund, Inc. Registrant was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restiction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

4A	To approve a proposal to covert each of the Funds to a fund-of-funds structure;

4B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

4C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Conservative Fund	1A	693,474.255	23,580.812	34,258.934	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	1B	692,718.260	24,559.778	34,035.963	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	1C	690,485.327	25,965.502	34,863.172	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	1D	692,310.465	24,955.741	34,047.795	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	1E	690,238.058	24,312.148	36,763.795	323,012.000	1,074,326.001

44

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Conservative Fund	1F	695,501.012	23,945.667	31,867.322	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	1G	695,952.136	26,475.195	28,886.670	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	1H	690,997.978	26,104.214	34,211.809	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	2	685,876.013	29,447.750	35,990.238	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	3	685,446.118	26,545.755	39,322.128	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	4A	691,603.188	24,032.213	35,678.600	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	4B	695,781.520	22,785.266	32,747.215	323,012.000	1,074,326.001
ING Strategic Allocation Conservative Fund	4C	692,520.193	22,669.914	36,123.894	323,012.000	1,074,326.001

*	The Shareholder Meeting for ING Strategic Allocation Conservative Fund was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

5	To approve the following series of proposals to standardize the investment restrictions of the Fund:

5A	to modify the fundamental investment restriction on concentration.

5B	to modify the fundamental investment restriction on diversification.

5C	to modify the fundamental investment restiction on borrowing.

5D	to modify the fundamental investment restriction on lending.

5E	to modify the fundamental investment restriction on underwriting.

5F	to modify the fundamental investment restriction on real estate.

5G	to modify the fundamental investment restriction on senior securities.

5H	to modify the fundamental investment restriction on commodities.

6	To reclassify the investment objective of each Fund as non-fundamental; and

7	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

8A	To approve a proposal to covert each of the Funds to a fund-of-funds structure;

8B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

8C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Growth Fund	5A	1,212,215.877	85,774.075	142,740.791	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5B	1,218,109.845	81,878.365	140,742.533	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5C	1,209,465.462	91,506.656	139,758.625	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5D	1,215,705.872	85,539.706	139,485.165	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5E	1,215,837.978	82,918.505	141,974.260	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5F	1,221,085.383	77,192.010	142,453.350	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5G	1,228,028.079	78,975.512	133,727.152	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	5H	1,223,469.375	74,704.844	142,556.524	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	6	1,205,008.626	106,659.864	129,062.253	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	7	1,226,850.169	88,771.609	125,108.965	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	8A	1,242,250.128	65,112.321	133,368.294	900,299.000	2,341,029.743

45

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Growth Fund	8B	1,241,274.859	60,155.002	139,300.882	900,299.000	2,341,029.743
ING Strategic Allocation Growth Fund	8C	1,238,880.909	60,453.952	141,395.882	900,299.000	2,341,029.743

*	The Shareholder Meeting for ING Strategic Allocation Growth Fund was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

9	To approve the following series of proposals to standardize the investment restrictions of the Fund:

9A	to modify the fundamental investment restriction on concentration.

9B	to modify the fundamental investment restriction on diversification.

9C	to modify the fundamental investment restiction on borrowing.

9D	to modify the fundamental investment restriction on lending.

9E	to modify the fundamental investment restriction on underwriting.

9F	to modify the fundamental investment restriction on real estate.

9G	to modify the fundamental investment restriction on senior securities.

9H	to modify the fundamental investment restriction on commodities.

10	To reclassify the investment objective of each Fund as non-fundamental; and

11	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

12A	To approve a proposal to covert each of the Funds to a fund-of-funds structure;

12B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

12C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Moderate Fund	9A	1,316,238.804	364,901.034	174,933.528	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9B	1,310,743.970	365,371.382	179,958.014	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9C	1,310,815.435	367,486.917	177,771.014	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9D	1,314,527.398	365,065.800	176,480.168	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9E	1,318,186.000	361,216.776	176,670.590	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9F	1,312,722.662	365,367.486	177,983.218	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9G	1,308,436.292	368,475.132	179,161.942	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	9H	1,315,136.673	366,634.967	174,301.726	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	10	1,315,305.129	366,714.778	174,053.459	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	11	1,311,853.826	374,542.110	169,677.430	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	12A	1,310,845.596	366,755.037	178,472.733	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	12B	1,317,347.458	362,839.040	175,886.868	820,099.000	2,676,172.366
ING Strategic Allocation Moderate Fund	12C	1,323,671.443	362,849.163	169,552.760	820,099.000	2,676,172.366

*	The Shareholder Meeting for ING Strategic Allocation Moderate Fund was adjourned to December 17, 2007.

46

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To elect a Board of Directors of ING Series Fund, Inc. (the “Company”);

2	To ratify the slection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008; ING Series Fund, Inc. Registrant

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

Albert E. DePrince, Jr.	1	641,383,911.945	14,144,949.794	0.000	0.000	655,528,861.739
Maria T. Fighetti	1	641,192,358.308	14,336,503.431	0.000	0.000	655,528,861.739
Sidney Koch	1	639,718,181.417	15,810,680.322	0.000	0.000	655,528,861.739
Corine T. Norgaard	1	641,029,502.475	14,499,359.264	0.000	0.000	655,528,861.739
Joseph E. Obermeyer	1	641,368,298.820	14,160,562.919	0.000	0.000	655,528,861.739
Edward T. O’Dell	1	640,195,244.283	15,333,617.456	0.000	0.000	655,528,861.739
Russell Jones	1	640,768,607.167	14,760,254.572	0.000	0.000	655,528,861.739
Shaun Mathews	1	640,311,292.192	15,217,569.547	0.000	0.000	655,528,861.739
Fredric (Rick) A. Nelson III	1	640,954,317.910	14,574,543.829	0.000	0.000	655,528,861.739
ING Series Fund, Inc. Registrant	2	636,248,975.674	7,979,217.309	11,300,668.756	0.000	655,528,861.739

*	The Proposals for the Registrant were passed.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restiction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental; and

3	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

4A	To approve a proposal to covert each of the Funds to a fund-of-funds structure;

4B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

4C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Conservative Fund	1A	1,926,442.911	34,918.589	78,834.240	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	1B	1,920,857.648	40,726.823	78,611.269	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	1C	1,906,309.082	51,310.180	82,576.478	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	1D	1,913,487.441	44,947.198	81,761.101	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	1E	1,922,980.236	32,738.403	84,477.101	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	1F	1,920,107.084	43,350.028	76,738.628	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	1G	1,928,624.796	37,812.968	73,757.976	253,534.000	2,293,729.740

47

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Conservative Fund	1H	1,907,704.834	49,755.791	82,735.115	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	2	1,899,747.359	53,099.323	87,349.058	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	3	1,925,437.379	34,404.297	80,354.064	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	4A	1,922,894.540	35,928.963	81,372.237	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	4B	1,934,147.489	26,418.194	79,630.057	253,534.000	2,293,729.740
ING Strategic Allocation Conservative Fund	4C	1,930,978.044	26,210.960	83,006.736	253,534.000	2,293,729.740

*	The Proposals for the Fund were passed.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

5	To approve the following series of proposals to standardize the investment restrictions of the Fund:

5A	to modify the fundamental investment restriction on concentration.

5B	to modify the fundamental investment restriction on diversification.

5C	to modify the fundamental investment restiction on borrowing.

5D	to modify the fundamental investment restriction on lending.

5E	to modify the fundamental investment restriction on underwriting.

5F	to modify the fundamental investment restriction on real estate.

5G	to modify the fundamental investment restriction on senior securities.

5H	to modify the fundamental investment restriction on commodities.

6	To reclassify the investment objective of each Fund as non-fundamental; and

7	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

8A	To approve a proposal to covert each of the Funds to a fund-of-funds structure;

8B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

8C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Growth Fund	5A	2,448,992.503	106,365.469	189,303.811	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5B	2,456,462.086	101,755.179	186,444.518	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5C	2,441,438.088	113,505.455	189,718.240	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5D	2,449,665.498	106,091.505	188,904.780	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5E	2,448,954.844	103,509.899	192,197.040	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5F	2,463,180.859	97,736.809	183,744.115	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5G	2,464,898.980	100,255.906	179,506.897	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	5H	2,464,027.001	96,081.273	184,553.509	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	6	2,436,017.674	131,605.958	177,038.151	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	7	2,466,060.013	111,035.066	167,566.704	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	8A	2,480,373.461	86,114.433	178,173.889	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	8B	2,483,729.620	78,952.114	181,980.049	770,756.000	3,515,417.783
ING Strategic Allocation Growth Fund	8C	2,481,583.589	79,166.304	183,911.890	770,756.000	3,515,417.783

*	The Proposals for the Fund were passed.

48

SHAREHOLDER MEETING INFORMATION (Unaudited) (continued)

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

9	To approve the following series of proposals to standardize the investment restrictions of the Fund:

9A	to modify the fundamental investment restriction on concentration.

9B	to modify the fundamental investment restriction on diversification.

9C	to modify the fundamental investment restiction on borrowing.

9D	to modify the fundamental investment restriction on lending.

9E	to modify the fundamental investment restriction on underwriting.

9F	to modify the fundamental investment restriction on real estate.

9G	to modify the fundamental investment restriction on senior securities.

9H	to modify the fundamental investment restriction on commodities.

10	To reclassify the investment objective of each Fund as non-fundamental; and

11	To approve a proposal to implement a “manager-of-managers” arrangment for each of the Funds which will permit ING Investments, LLC (“ING Investments” or the “Adviser”), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund’s shareholders.

12A	To approve a proposal to covert each of the Funds to a fund-of-funds structure;

12B	To approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and

12C	To approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

Results:

			Shares
			Voted
		Shares	Against			Total
		Voted	or	Shares	Broker	Shares
	Proposal*	For	Withheld	Abstained	Non-Vote	Voted

ING Strategic Allocation Moderate Fund	9A	2,877,756.016	380,399.218	187,689.248	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9B	2,870,692.383	381,429.411	193,722.688	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9C	2,870,763.847	385,001.149	190,079.486	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9D	2,875,035.654	380,563.986	190,244.842	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9E	2,877,957.461	374,590.962	193,296.059	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9F	2,874,795.099	380,757.704	190,291.679	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9G	2,871,340.722	383,305.506	191,198.254	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	9H	2,875,468.002	382,133.138	188,243.342	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	10	2,877,237.519	381,237.949	187,369.014	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	11	2,874,101.273	390,842.598	180,900.611	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	12A	2,875,530.450	380,618.124	189,695.908	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	12B	2,880,149.761	375,172.285	190,522.436	679,206.000	4,125,050.482
ING Strategic Allocation Moderate Fund	12C	2,882,308.802	379,347.352	184,188.328	679,206.000	4,125,050.482

*	The Proposals for the Fund were passed.

49

TAX INFORMATION (Unaudited)

Dividends paid during the year ended May 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING Strategic Allocation Conservative Fund
Class A	NII	$0.3116
Class B	NII	$0.2410
Class C	NII	$0.2872
Class I	NII	$0.3414
Class O	NII	$0.3248
All Classes	STCG	$0.2474
All Classes	LTCG	$0.4295
ING Strategic Allocation Growth Fund
Class A	NII	$0.1771
Class B	NII	$0.0745
Class C	NII	$0.0946
Class I	NII	$0.2169
Class O	NII	$0.1966
All Classes	STCG	$0.4774
All Classes	LTCG	$1.0117
ING Strategic Allocation Moderate Fund
Class A	NII	$0.2429
Class B	NII	$0.1431
Class C	NII	$0.1539
Class I	NII	$0.2796
Class O	NII	$0.2605
All Classes	STCG	$0.3943
All Classes	LTCG	$0.7826

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Strategic Allocation Conservative Fund	12.85%
ING Strategic Allocation Growth Fund	31.85%
ING Strategic Allocation Moderate Fund	25.70%

For the year ended May 31, 2008, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Strategic Allocation Conservative Fund	15.15%
ING Strategic Allocation Growth Fund	41.49%
ING Strategic Allocation Moderate Fund	31.66%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Strategic Allocation Conservative Fund	67.20%
ING Strategic Allocation Growth Fund	31.86%
ING Strategic Allocation Moderate Fund	47.50%

The following Funds designate 100% of their short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

50

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

				Number of
				Funds
				in Fund
	Position(s)	Term of Office		Complex(2)
	held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	the Company	Time Served(1)	during the Past Five Years	by Director	held by Director

Non-Interested Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	June 1998 — Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 — Present). Formerly, Director of Business and Economic Research Center, Middle Tennessee State University (August 1999 — August 2003).	35	Academy of Economics and Finance (February 2002 — Present).

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 63	Director	December 2007 — Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (April 1973 — March 2008).	35	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	April 1994 — Present	Retired. Self-Employed Consultant (June 2000 — Present).	35	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	June 1991 — Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 — June 2004). Formerly, President, Thompson Enterprises (September 2004 — September 2005).	35	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 — Present); MassMutual Premier Funds (December 2004 — Present); and Investment Funds MML Series II (December 2005 — Present);

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	January 2003 — Present	President, Obermeyer & Associates, Inc. (November 1999 — Present).	35	None

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	December 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); Chief Marketing Officer, ING USFS (April 2002 — October 2004), and Head of Rollover/Payout (October 2001 — December 2003).	35	ING Services Holding Company, Inc. (May 2000 — Present); Southland Life Insurance Company (June 2002 — Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC, ING Funds Services, LLC and ING Investments, LLC (December 2005 — Present).

Fredric (Rick) A. Nelson III(3) ING Investment Management 230 Park Avenue 13th Floor New York, NY 10169 Age: 51	Director	December 2007 — Present	Chief Investment Officer, ING (April 2003 — Present).	35	None

(1)	Directors serve until their successors are duly elected and qualified.

(2)	For the purposes of this table, “Fund Complex” means the following investment companies: ING GET Fund; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s affiliation with any of the Portfolios, ING or any of ING’s affiliates.

51

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Officers:

Shaun P. Mathews 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	December 2006 — Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (November 2006 — Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 — November 2006); CMO, ING USFS (April 2002 — October 2004); and Head of ING/USFS Rollover/Payout (October 2001 — December 2003).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 — Present	Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 — March 2005).

Stanley D. Vyner 230 Park Ave. New York, New York 10169 Age: 58	Executive Vice President	March 2002 — Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 — Present); Formerly, Chief Investment Officer of International Portfolios, ING Investments, LLC(2), (August 2000 — January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	March 2006 — Present November 2004 — Present	Chief Compliance Officer of the ING Funds (November 2004 — Present), ING Investments, LLC(2) and Directed Services LLC(5) (March 2006 — Present); and Executive Vice President of the ING Funds (March 2006 — Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 — December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 — October 2004).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal, Financial Officer and Assistant Secretary	March 2005 — Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 — March 2005).

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	December 2003 — Present	Senior Vice President, ING Investments LLC(2) (October 2003 — Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 — October 2003).

52

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Robert Terris 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	June 2006 — Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 — Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 — March 2006).

Ernest J. C’DeBaca 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 — Present	Senior Vice President, ING Investments, LLC (December 2006 — Present); and ING Funds Services, LLC(3) (April 2006 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 — March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 — December 2003).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	March 2002 — Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 — Present) and ING Investments, LLC(2) (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 — Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 — Present); and Vice President (February 1996 — Present) and Director of Compliance ING Investments, LLC(2) (October 2004 — Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 — October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 — Present	Vice President, ING Funds Services, LLC(3) (September 2004 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 — September 2004).

Denise Lewis 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	April 2007 — Present	Vice President, ING Funds Services, LLC(3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 — August 2003).

Kimberly K. Springer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 — Present	Vice President, ING Funds Services, LLC(3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 — March 2006). Formerly, Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 — August 2004); Associate Partner, AMVESCAP PLC (October 2000 — May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 — May 2003).

William Evans 10 State House Road Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 — Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

53

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Term of Office
	Position(s) Held	and Length of	Principal Occupation(s)
Name, Address and Age	with the Company	Time Served(1)	during the Past Five Years

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 — Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Craig Wheeler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 — Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008 — Present). Formerly, Tax Manager, ING Funds Services (March 2005 — March 2008); Tax Senior, ING Funds Services (January 2004 — March 2005); and Tax Senior, KPMG LLP (August 2002 — December 2003).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 — Present	Senior counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008) and Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 — Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 — September 2003).

Kathleen Nichols 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	June 2008 — Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

54

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND RE-APPROVAL OF
INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc., ING Series Fund, Inc. and ING GET Funds, with respect to each portfolio series thereof (collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2008, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 19, 2007, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each

55

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2007 when it met separately with independent legal counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 24-25, 2007, December 11, 2007 and December 17-18, 2007, during which the Independent Trustees, meeting separately with independent legal counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Goodwin Procter LLP, their independent legal counsel, throughout the contract review process. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2008, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective

56

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2007 and the one-, three-, and five-year periods ending September 30, 2007. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2006 and December 31, 2005 and the nine-month period ended September 30, 2007. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies

57

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

thereof, derive from their relationships with the Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2008, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2007 and the management fees and expense data described below are as of June 30, 2007.

ING Strategic Allocation Conservative Fund

In evaluating the investment performance of ING Strategic Allocation Conservative Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the one-year period, but underperformed for all other periods presented; and (2) the Fund outperformed its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Fund is ranked in its Morningstar category in the third quintile for the year-to-date, one-year, three-year and five-year periods and in the fourth quintile for the most recent calendar quarter. The Board noted that shareholders of the Fund had recently approved a proposal to operate the Fund as a risk-based fund-of-funds (the “Conversion”) and that the Conversion (anticipated to occur during the first quarter of 2008) is expected to enhance the operating efficiency of the Fund. The Board further noted that, effective as of the time of the Conversion, the Fund will modify it exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Conservative Fund, the Board noted that the

58

ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Moderate Fund

In evaluating the investment performance of ING Strategic Allocation Moderate Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its benchmark index for the one-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Fund is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board noted that shareholders of the Fund had recently approved a proposal to operate the Fund as a risk-based fund-of-funds (the “Conversion”) and that the Conversion (anticipated to occur during the first quarter of 2008) is expected to enhance the operating efficiency of the Fund. The Board further noted that, effective as of the time of the Conversion, the Fund will modify it exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Fund

In evaluating the investment performance of ING Strategic Allocation Growth Fund, the Board noted that: (1) the Fund underperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its benchmark index for the one-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Fund is ranked in its Morningstar category in the fourth quintile for three-year period and in the fifth quintile for the most recent calendar quarter, year-to-date, one-year and five-year periods. The Board noted that shareholders of the Fund had recently approved a proposal to operate the Fund as a risk-based fund-of-funds (the “Conversion”) and that the Conversion (anticipated to occur during the first quarter of 2008) is expected to enhance the operating efficiency of the Fund. The Board further noted that, effective as of the time of the Conversion, the Fund will modify it exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Growth Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and below the average expense ratios of the funds in its Selected Peer Group.

59

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Growth and Income Fund
ING Real Estate Fund

Domestic Equity Fund-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING 130/30 Fundamental Research Fund
ING Equity Dividend Fund
ING Fundamental Research Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Equity Fund
ING Index Plus LargeCap Equity Fund II
ING Index Plus LargeCap Equity Fund III
ING Index Plus LargeCap Equity Fund IV
ING Index Plus LargeCap Equity Fund V
ING Index Plus LargeCap Equity Fund VI
ING Index Plus LargeCap Equity Fund VII
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds
ING Financial Services Fund
ING LargeCap Value Fund
ING SmallCap Value Multi-Manager Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Global Value Choice Fund

International Equity Funds
ING Asia-Pacific Real Estate Fund
ING Disciplined International SmallCap Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Equity Dividend Fund
ING International Growth Opportunities Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING International Value Opportunities Fund
ING Russia Fund

Global and International Fixed-Income Funds
ING Emerging Markets Fixed Income Fund
ING Global Bond Fund

International Fund-of-Funds
ING Diversified International Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Money Market Fund
ING Classic Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm
KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian
The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter, LLP
Exchange Place,
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-STRATABCIO                  (0508-072908)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $240,183 for year ended May 31, 2008 and $209,500 for year ended May 31, 2007.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $23,650 for the year ended May 31, 2008 and $279,246 for the year ended May 31, 2007.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $26,812 in the year ended May 31, 2008 and $66,020 in the year ended May 31, 2007.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $7,500 in the year ended May 31, 2008 and $0.00 in the year ended May 31 2007.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

1

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved:December 18, 2007

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January  1, 2008 through December 31, 2008

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

(2)

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:    2008

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e) (2)       Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)            Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)           Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,664,505 for year ended May 31, 2008 and $116,020 for year ended May 31, 2007.

(h)           Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: August 7, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: August 7, 2008

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